                                                   Registration Nos. 333-105763
                                                                      811-05301

      As filed with the Securities and Exchange Commission on May 1, 2009

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No. [  ]                      [ ]
                     Post-Effective Amendment No. [14]                      [X]

                                   and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            Amendment No. [130]                             [X]

               VARIABLE ACCOUNT I OF AIG LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                          AIG LIFE INSURANCE COMPANY
                              (Name of Depositor)

                                One ALICO Plaza
                                600 King Street
                             Wilmington, DE 19801
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, Including Area Code)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)

                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                                 Chief Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

   It is proposed that the filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)

   [X] on May 1, 2009 pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)

   [ ] on (date) pursuant to paragraph (a)(1)

   If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Account I of AIG Life Insurance Company under variable annuity contracts and (ii) a guarantee related to insurance obligations under the variable annuity contracts.

Vanguard(R) Lifetime Income Program

> Prospectus

May 1, 2009

                                                              [LOGO] Vanguard(R)

                       IMMEDIATE VARIABLE ANNUITY CONTRACT
                                   Prospectus
                                   May 1, 2009

       Issued By AIG Life Insurance Company Through Its Variable Account I

This prospectus describes information you should know before you purchase an Immediate Variable Annuity (the "IVA"). On page 2 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 7.

The IVA is a single premium immediate variable annuity Contract (the "Contract" or "Contracts") between you and AIG Life Insurance Company, ("AIG Life"), where you agree to make one Premium Payment to AIG and AIG agrees to make a stream of Income (annuity) Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals. It is immediate because we start making Income Payments within 12 months from the Contract Date.

THE CONTRACT IS DESIGNED TO MEET LONG-TERM FINANCIAL GOALS. DUE TO CERTAIN RESTRICTIONS ON WITHDRAWALS AND SURRENDERS, THE CONTRACT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

THE CONTRACT IS AVAILABLE AS A QUALIFIED CONTRACT, SUCH AS AN INDIVIDUAL RETIREMENT ANNUITY CONTRACT FUNDED WITH ROLLOVERS FROM TAX-QUALIFIED PLANS, AND AS A NON-QUALIFIED CONTRACT FUNDED WITH MONEY FROM ANY SOURCE.

The Contract has 23 investment options to which you can allocate your money--22 variable investment options and one fixed investment option. If your Contract is a tax-deferred non-qualified annuity that is not part of your retirement plan, those variable investment options that are invested in Mutual Funds available to the public outside of annuity Contracts, life insurance Contracts, or certain employer-sponsored retirement plans (Vanguard Public Mutual Funds), will not be available for you to allocate your money within your Contract. The fixed investment options is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic annuity payments will change depending on the investment performance of the funds you select. You bear the investment risk. Currently, the variable investment options are funds of:

..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF Portfolios")

..    Vanguard Public Mutual Funds ("Vanguard Funds")

See "Investment Options" on page 11 for a complete list of the variable investment options. You should be sure you also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies of any or all of the Funds' prospectuses by contacting us as set out on page 7.

In addition, the Securities and Exchange Commission ("SEC") maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference, and other information that we have filed electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

TABLE OF CONTENTS

 2   DEFINITIONS
 3   SUMMARY OF THE CONTRACT
 7   FEE TABLES
 8   CONDENSED FINANCIAL INFORMATION
11   INVESTMENT OPTIONS
16   EXPENSES
18   THE CONTRACT
27   ANNUITY PAYMENTS
31   ACCESS TO YOUR MONEY
32   DEATH BENEFIT
33   PERFORMANCE
34   TAXES
39   OTHER INFORMATION
42   FINANCIAL STATEMENTS
43   APPENDIX--HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS
52   TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

2

DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

ANNUITANT

The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the Contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the Contract permit a Joint Annuitant.

ANNUITY PAYMENT OPTION

The method in which you choose to receive your stream of annuity payment(s).

ANNUITY UNIT

An accounting unit of measure used to calculate annuity payments after the Contract Date.

ASSUMED INVESTMENT RETURN

The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

COMPANY

AIG Life Insurance Company, 600 King Street (DPEN), Wilmington, Delaware 19801.

CONTRACT ANNIVERSARY

An anniversary of the date we issued your Contract.

CONTRACT DATE

The date your Contract is issued and becomes effective.

CONTRACT OWNER

The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

CONTRACT YEAR

Each twelve-month period beginning on the Contract Date.

INCOME CHANGE DATE

The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

INCOME START DATE

The date on which annuity payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

NON-QUALIFIED CONTRACT

An annuity purchased with dollars already subject to taxation.

PREMIUM PAYMENT

Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

QUALIFIED CONTRACT

An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

RIGHT TO EXAMINE PERIOD

Time period immediately following the Contract Date, when you may return your Contract to the Company.

STATUTORY PREMIUM TAX

A tax charged by a state or municipality on Premium Payments.

VALUATION DATE (ALSO CALLED A "BUSINESS DAY")

Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern Time.

VALUATION PERIOD

The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

PURPOSE OF THE ANNUITY CONTRACT

The single premium immediate variable annuity Contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under particular options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

The Contract is intended for people who want to receive a stream of income payments, generally for retirement but also for other long-term purposes.

4

TYPE OF CONTRACT

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 Plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $20,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

THE INVESTMENT OPTIONS

When you purchase the Contract, you may allocate your Premium Payment to our Variable Account to provide a variable annuity. Our Variable Account is divided into subaccounts, 22 of which are offered under the Contract. Each of the 22 subaccounts invest exclusively in shares of a specific Vanguard Fund or Vanguard VIF Portfolio. The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

The Vanguard Funds are only available if your Contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified Contracts. You can allocate your Premium Payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Funds' prospectuses:

VANGUARD FUNDS (and their investment advisors)

Managed by Vanguard's Fixed Income Group
     Vanguard Inflation-Protected Securities Fund

Managed by Wellington Management Company, LLP
     Vanguard Dividend Growth Fund
     Vanguard GNMA Fund

Also included in the Vanguard Funds are the:

     Vanguard LifeStrategy(R) Conservative Growth Fund
     Vanguard LifeStrategy(R) Growth Fund
     Vanguard LifeStrategy(R) Income Fund
     Vanguard LifeStrategy(R) Moderate Growth Fund

These Funds receive advisory services indirectly, by investing in other Vanguard funds.

Beginning January 3, 2005, Vanguard Health Care Fund and Vanguard Total International Stock Index Fund are no longer offered as investment options under Contracts issued on or after January 3, 2005. The two Funds are not available for any transfers, automatic rebalancing or dollar cost averaging into either of the Funds by any Contract Owner beginning January 3, 2005. If you wish to transfer Annuity Units currently invested in either of the Funds to other available investment options in your Contract, there is no transfer fee charged for the transfer, nor will a transfer count against the free transfers which you are allowed each Contract year. Your right to transfer from the two Funds will remain unaffected. Please note, however, that other fees may be applicable to transfers from the two Funds.

VANGUARD VIF PORTFOLIOS (and their investment advisors)

Managed by Vanguard's Fixed Income Group
     Vanguard VIF Money Market Portfolio
     Vanguard VIF Short-Term Investment-Grade Portfolio
     Vanguard VIF Total Bond Market Index Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.
     Vanguard VIF Diversified Value Portfolio

Managed by Vanguard's Quantitative Equity Group
     Vanguard VIF Equity Index Portfolio
     Vanguard VIF Mid-Cap Index Portfolio
     Vanguard VIF REIT Index Portfolio

Managed by AllianceBernstein L.P. and William Blair & Company, L.L.C.
     Vanguard VIF Growth Portfolio

Managed by Wellington Management Company, LLP
     Vanguard VIF Balanced Portfolio
     Vanguard VIF High Yield Bond Portfolio

Managed by Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group
     Vanguard VIF Small Company Growth Portfolio

Managed by Wellington Management Company, LLP and Vanguard's Quantitative Equity Group
     Vanguard VIF Equity Income Portfolio

Managed by Schroder Investment Management North America Inc.,
     M&G Investment Management Limited, and Baillie Gifford Overseas Ltd Vanguard VIF International Portfolio

Managed by PRIMECAP Management Company
     Vanguard VIF Capital Growth Portfolio

Also included in Vanguard VIF Portfolios is:
     Vanguard VIF Total Stock Market Index Portfolio

Vanguard VIF Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios.

6

Each Vanguard Fund's board of trustees and each Vanguard VIF Portfolio's board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Vanguard Fund's or Vanguard VIF Portfolio's advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Vanguard Fund's and each Vanguard VIF Portfolio's overall manager, The Vanguard Group, Inc. ("Vanguard") may provide investment advisory services to a Vanguard Fund or Vanguard VIF Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

     ALLOCATING PART OR ALL OF YOUR PREMIUM PAYMENT TO A SUBACCOUNT MEANS YOU HAVE ELECTED, AT LEAST IN PART, A VARIABLE ANNUITY PAYMENT. THE AMOUNT OF YOUR VARIABLE ANNUITY PAYMENT WILL INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS YOU SELECTED. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS ALLOCATED TO A SUBACCOUNT.

You can also allocate all or part of your Premium Payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change once it is established. Each new allocation from the Variable Account I to the general account will establish a new periodic payment amount for that allocation.

EXPENSES

The company does not deduct a sales load from your Premium Payment, but does deduct the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 0.52% per annum based on each subaccount's average daily net assets.

STATUTORY PREMIUM TAX CHARGE. Certain states assess a premium tax charge for Premium Payments made under the Contract. If applicable, the premium tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" further on in this prospectus for more information.

OTHER EXPENSES. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

RIGHT TO EXAMINE

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Return" further on in this prospectus.

PARTIAL WITHDRAWAL RIGHTS

If you choose an annuity payment option with a Guaranteed Number of Years, you will have the right to make a partial withdrawal from your Contract subject to certain provisions. See "Partial Withdrawal Rights with Variable Payments for a Guaranteed Number of Years" further on in this prospectus.

CANCELLATION RIGHTS

You may choose to have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION

For more information about a Contract, call 1-800-522-5555 or write:

REGULAR MAIL:                            OVERNIGHT OR CERTIFIED MAIL:

Vanguard Annuity and Insurance Services  Vanguard Annuity and Insurance Services
P.O. Box 1105                            455 Devon Park Drive
Valley Forge, PA 19482-1105              Wayne, PA 19087-1815

     If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 1-800-462-2391. Please have ready the Contract number and the Contract Owner's name, address, last four digits of the Social Security number, and zip code when you call. You will receive periodic statements confirming any transactions that take place as well as other required periodic reports if you choose a variable payout option.

     You may also contact AIG Life Insurance Company, the issuer of the Contracts. You can contact AIG Life Insurance Company at its Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801. You can also call AIG Life Insurance Company at 1-877-299-1724.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer cash value between investment options. Statutory state premium taxes may also be deducted.

MAXIMUM OWNER TRANSACTION EXPENSES

CHARGE                                               AMOUNT
-------------------------------   ----------------------------------------------
Sales Load Imposed on Purchases
   (as a percentage of purchase
    payments)                     None

Transfer Fee                      $10 per transfer
                                  (There is no charge for the first 12 transfers each Contract year; thereafter, we reserve the right to charge a fee of $10 per transfer.)

Partial Withdrawal Transaction    The lesser of 2% of the amount withdrawn
   Charge                         or $25

Statutory Premium
   Taxes--qualified Contracts     0-1% of Premium

Statutory Premium
   Taxes--non-qualified
   Contracts                      0-3.5% of Premium

8

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including fund fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

CHARGE                                    AMOUNT
---------------------------------------   ------
Maximum Mortality and Expense Risk Fees   0.52%
TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES    0.52%

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. Total Annual Fund Operating Expenses vary for each Fund. The range in the table shows the minimum and maximum for the Funds as of each Fund's most recent fiscal year end. Current and future expenses for the Funds may be higher or lower than those shown.

ANNUAL FUND FEES AND EXPENSES (expenses as a percentage of average daily Variable Account value)

CHARGE                                                    MAXIMUM   MINIMUM
-------------------------------------------------------   -------   -------
Total Annual Fund Operating Expenses (expenses that are
   deducted from fund assets include management fees,
   distribution (12b-1) fees, and other expenses)          0.46%     0.14%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses

CONDENSED FINANCIAL INFORMATION

APPENDIX A
CONDENSED FINANCIAL INFORMATION ACCUMULATION UNIT VALUES

                                                  12/31/04   12/31/05   12/31/06   12/31/07   12/31/08
                                                  --------   --------   --------   --------   --------
VANGUARD(R) VIF PORTFOLIOS:
   VANGUARD DIVIDEND GROWTH FUND
   Accumulation Unit value at beginning of year        N/A        N/A   $  12.68   $  15.08   $  16.06
   Accumulation Unit value at end of year              N/A   $  12.68   $  15.08   $  16.06   $  11.89
   Number of Accumulation Units outstanding at
   end of year                                         N/A      2,014      1,909      2,382     10,149

   VANGUARD GNMA FUND
   Accumulation Unit value at beginning of year   $  10.13   $  10.50   $  10.79   $  11.20   $  11.93
   Accumulation Unit value at end of year         $  10.50   $  10.79   $  11.20   $  11.93   $  12.72
   Number of Accumulation Units outstanding at
   end of year                                       3,152      1,358      1,170      1,752      3,942

   VANGUARD HEALTH CARE FUND
   Accumulation Unit value at beginning of year        N/A   $  11.90   $  13.67   $  15.07   $  15.66
   Accumulation Unit value at end of year         $  11.90   $  13.67   $  15.07   $  15.66   $  12.70
   Number of Accumulation Units outstanding at
   end of year                                       5,698      4,777      4,234      3,727      3,240

   VANGUARD INFLATION-PROTECTED
   SECURITIES FUND
   Accumulation Unit value at beginning of year        N/A   $  11.16   $  11.39   $  11.38   $  12.63
   Accumulation Unit value at end of year         $  11.16   $  11.39   $  11.38   $  12.63   $  12.21
   Number of Accumulation Units outstanding at
   end of year                                       2,150     12,379     13,802     14,641     24,336

   VANGUARD LIFESTRATEGY CONSERVATIVE
   GROWTH FUND
   Accumulation Unit value at beginning of year        N/A        N/A        N/A        N/A   $  13.77
   Accumulation Unit value at end of year              N/A        N/A        N/A   $  13.77   $  11.02
   Number of Accumulation Units outstanding at
   end of year                                         N/A        N/A        N/A     11,638     15,291

   VANGUARD LIFESTRATEGY GROWTH FUND
   Accumulation Unit value at beginning of year   $  10.90   $  12.21   $  12.98   $  15.00   $  16.03
   Accumulation Unit value at end of year         $  12.21   $  12.98   $  15.00   $  16.03   $  10.46
   Number of Accumulation Units outstanding at
   end of year                                       6,749      9,068     10,239     20,385     32,461

   VANGUARD LIFESTRATEGY INCOME FUND
   Accumulation Unit value at beginning of year        N/A   $  10.89   $  11.18   $  12.01   $  12.75
   Accumulation Unit value at end of year         $  10.89   $  11.18   $  12.01   $  12.75   $  11.35
   Number of Accumulation Units outstanding at
   end of year                                      11,770     14,069     17,095     13,931     29,743

   VANGUARD LIFESTRATEGY MODERATE
   GROWTH FUND
   Accumulation Unit value at beginning of year   $  10.71   $  11.78   $  12.39   $  13.97   $  14.92
   Accumulation Unit value at end of year         $  11.78   $  12.39   $  13.97   $  14.92   $  10.91
   Number of Accumulation Units outstanding at
   end of year                                      24,811     23,059     31,779     39,773     36,819

   VANGUARD TOTAL INTERNATIONAL STOCK
   INDEX FUND
   Accumulation Unit value at beginning of year        N/A   $  13.82   $  15.89   $  20.02   $  23.01
   Accumulation Unit value at end of year         $  13.82   $  15.89   $  20.02   $  23.01   $  12.79
   Number of Accumulation Units outstanding at
   end of year                                      19,656     17,451     15,348     13,349     11,443

   VANGUARD VIF BALANCED PORTFOLIO
   Accumulation Unit value at beginning of year   $  10.82   $  11.98   $  12.74   $  14.57   $  15.70
   Accumulation Unit value at end of year         $  11.98   $  12.74   $  14.57   $  15.70   $  12.09
   Number of Accumulation Units outstanding at
   end of year                                     154,249    268,437    313,608    353,982    363,040

   VANGUARD VIF CAPITAL GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year        N/A   $  12.64   $  13.54   $  15.03   $  16.82
   Accumulation Unit value at end of year         $  12.64   $  13.54   $  15.03   $  16.82   $  11.65
   Number of Accumulation Units outstanding at
   end of year                                       5,319      8,428     11,822     31,095     32,644

10

   VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO
   Accumulation Unit value at beginning of year   $  11.26   $  13.50   $  14.45   $  17.09   $  17.67
   Accumulation Unit value at end of year         $  13.50   $  14.45   $  17.09   $  17.67   $  11.22
   Number of Accumulation Units outstanding at
   end of year                                      13,666     25,311     24,806     42,468     40,759

   VANGUARD VIF EQUITY INCOME PORTFOLIO
   Accumulation Unit value at beginning of year        N/A   $  12.63   $  13.08   $  15.71   $  16.33
   Accumulation Unit value at end of year         $  12.63   $  13.08   $  15.71   $  16.33   $  11.23
   Number of Accumulation Units outstanding at
   end of year                                      14,769     22,489     38,422     38,057     34,605

   VANGUARD VIF EQUITY INDEX PORTFOLIO
   Accumulation Unit value at beginning of year        N/A   $  12.02   $  12.53   $  14.43   $  15.12
   Accumulation Unit value at end of year         $  12.02   $  12.53   $  14.43   $  15.12   $   9.49
   Number of Accumulation Units outstanding at
   end of year                                       8,591     15,968     29,863     41,395     34,960

   VANGUARD VIF GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year        N/A   $  11.41   $  12.65   $  12.83   $  14.06
   Accumulation Unit value at end of year         $  11.41   $  12.65   $  12.83   $  14.06   $   8.71
   Number of Accumulation Units outstanding at
   end of year                                       1,294      4,943      4,700      7,320      7,614

   VANGUARD VIF HIGH YIELD BOND PORTFOLIO
   Accumulation Unit value at beginning of year        N/A   $  11.31   $  11.56   $  12.45   $  12.63
   Accumulation Unit value at end of year         $  11.31   $  11.56   $  12.45   $  12.63   $   9.81
   Number of Accumulation Units outstanding at
   end of year                                       1,510      4,896     19,323     18,752     19,153

   VANGUARD VIF INTERNATIONAL PORTFOLIO
   Accumulation Unit value at beginning of year   $  11.23   $  13.34   $  15.43   $  19.46   $  22.73
   Accumulation Unit value at end of year         $  13.34   $  15.43   $  19.46   $  22.73   $  12.46
   Number of Accumulation Units outstanding at
   end of year                                       5,881     20,403     68,625     90,426     88,425

   VANGUARD VIF MID-CAP INDEX PORTFOLIO
   Accumulation Unit value at beginning of year   $  11.06   $  13.23   $  15.00   $  16.98   $  17.93
   Accumulation Unit value at end of year         $  13.23   $  15.00   $  16.98   $  17.93   $  10.38
   Number of Accumulation Units outstanding at
   end of year                                       4,431     17,020     19,094     26,583     24,826

   VANGUARD VIF MONEY MARKET PORTFOLIO
   Accumulation Unit value at beginning of year   $  10.01   $  10.09   $  10.35   $  10.82   $  11.33
   Accumulation Unit value at end of year         $  10.09   $  10.35   $  10.82   $  11.33   $  11.59
   Number of Accumulation Units outstanding at
   end of year                                         439      3,266        397    148,678     55,070

   VANGUARD VIF REIT INDEX PORTFOLIO
   Accumulation Unit value at beginning of year   $  11.03   $  14.32   $  15.93   $  21.38   $  17.74
   Accumulation Unit value at end of year         $  14.32   $  15.93   $  21.38   $  17.74   $  11.07
   Number of Accumulation Units outstanding at
   end of year                                       3,950     12,188     19,538     17,478     20,606

   VANGUARD VIF SHORT-TERM INVESTMENT-
   GRADE PORTFOLIO
   Accumulation Unit value at beginning of year   $  10.07   $  10.22   $  10.40   $  10.86   $  11.45
   Accumulation Unit value at end of year         $  10.22   $  10.40   $  10.86   $  11.45   $  11.00
   Number of Accumulation Units outstanding at
   end of year                                       4,814      6,221     13,435     17,860     24,235

   VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year   $  10.64   $  12.20   $  12.90   $  14.15   $  14.60
   Accumulation Unit value at end of year         $  12.20   $  12.90   $  14.15   $  14.60   $   8.79
   Number of Accumulation Units outstanding at
   end of year                                       3,888      5,544     12,166     15,989     14,614

   VANGUARD VIF TOTAL BOND MARKET INDEX
   PORTFOLIO
   Accumulation Unit value at beginning of year        N/A   $  10.51   $  10.71   $  11.11   $  11.83
   Accumulation Unit value at end of year         $  10.51   $  10.71   $  11.11   $  11.83   $  12.38
   Number of Accumulation Units outstanding at
   end of year                                      19,451     33,465     38,527     56,843     72,816

   VANGUARD VIF TOTAL STOCK MARKET INDEX
   PORTFOLIO
   Accumulation Unit value at beginning of year   $  10.91   $  12.22   $  12.90   $  14.83   $  15.51
   Accumulation Unit value at end of year         $  12.22   $  12.90   $  14.83   $  15.51   $   9.68
   Number of Accumulation Units outstanding at
   end of year                                      55,746     85,167    148,502    164,644    192,588

INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS
VARIABLE ACCOUNT I

Our board of directors authorized the organization of the Variable Account in 1986. The Variable Account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the Variable Account.

     We own the assets in the Variable Account and use them to support the variable portion of your Contract and other variable annuity Contracts described in other prospectuses. The Variable Account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the Variable Account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the Variable Account is entirely independent of the investment performance of our general account and of any other of our Variable Accounts.

     The Variable Account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The Variable Account maintains subaccounts that are not available under the Contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights

12

under the Contract, the Variable Account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other Variable Accounts.

VANGUARD FUNDS

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the Funds' sponsor and overall manager, Vanguard may compensate us for providing administrative services in connection with the Funds offered under the Contract. Such compensation will be paid from its assets.

     You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees and expenses, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objective and strategies of each Fund available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE.

..    Vanguard LifeStrategy Income Fund seeks to provide current income and some capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks.

..    Vanguard LifeStrategy Conservative Growth Fund seeks to provide current income and low to moderate capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks.

..    Vanguard LifeStrategy Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds.

..    Vanguard LifeStrategy Growth Fund seeks to provide capital appreciation and some current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds.

..    Vanguard Dividend Growth Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income. The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically--but not always--will be undervalued relative to the market and will show potential for increasing dividends. The Fund will be diversified across industry sectors.

..    Vanguard GNMA Fund seeks to provide a moderate level of current income. The
     Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury, or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years).

..    Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

Each Fund is part of Vanguard, a family of 37 investment companies with more than 150 investment portfolios holding assets in excess of $1 trillion. Vanguard serves as the investment advisor to VANGUARD INFLATION-PROTECTED SECURITIES FUND. Vanguard manages the Inflation-Protected Securities Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain funds employ external advisors. Wellington Management Company, LLP serves as advisor to VANGUARD DIVIDEND GROWTH FUND and VANGUARD GNMA FUND. The LifeStrategy Funds do not employ an investment advisor. The LifeStrategy Funds' board of trustees decides how to allocate their assets among the underlying funds.

VANGUARD VIF PORTFOLIOS

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' distributor, Vanguard may compensate us for providing administrative services in connection with the funds offered under the Contract. Such compensation will be paid from its assets.

     You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees and expenses, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objective and strategies of each Portfolio available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE.

..    Vanguard VIF Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

..    Vanguard VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investor Services, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2 or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

14

..    Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad market- weighted bond index. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

..    Vanguard VIF High Yield Bond Portfolio seeks to provide a higher level of current income. The Portfolio invests mainly in a diversified group of high-yielding, high-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc.; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B, or the equivalent, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities.

..    Vanguard VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

..    Vanguard VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

..    Vanguard VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

..    Vanguard VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

..    Vanguard VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

..    Vanguard VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI(R) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

..    Vanguard VIF Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in large-capitalization stock of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

..    Vanguard VIF Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

..    Vanguard VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

..    Vanguard VIF International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

..    Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio normally invests approximately 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley Capital International (MSCI) US REIT Index. The Portfolio invests in stocks that make up the Index. The remaining assets are allocated to cash investments.

16

     Vanguard serves as the investment advisor to VANGUARD VIF EQUITY INDEX PORTFOLIO, VANGUARD VIF MID-CAP INDEX PORTFOLIO, VANGUARD VIF MONEY MARKET PORTFOLIO, VANGUARD VIF REIT INDEX PORTFOLIO, VANGUARD VIF SHORT-TERM INVESTMENT-GRADE PORTFOLIO, and VANGUARD VIF TOTAL BOND MARKET INDEX PORTFOLIO. VANGUARD VIF TOTAL STOCK MARKET INDEX PORTFOLIO receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain funds employ external advisors. PRIMECAP Management Company serves as advisor to VANGUARD VIF CAPITAL GROWTH PORTFOLIO. AllianceBernstein L.P. and William Blair & Company, L.L.C. serve as advisor to VANGUARD VIF GROWTH PORTFOLIO. Wellington Management Company, LLP serves as advisor to VANGUARD VIF HIGH YIELD BOND PORTFOLIO and VANGUARD VIF BALANCED PORTFOLIO. Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited serve as advisors to VANGUARD VIF INTERNATIONAL PORTFOLIO. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as advisor to VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF EQUITY INCOME PORTFOLIO.

NAME CHANGES

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports, and confirmations that reflect a Fund's prior name.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our Variable Accounts. Unlike our Variable Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

     No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

     To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

EXPENSES

                                A CLOSER LOOK AT

                  THE COSTS OF INVESTING IN A VARIABLE ANNUITY

          Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity Contract expenses can, over time, have a dramatic effect on performance.

                          SUMMARY OF COSTS OF INVESTING
                                IN THE CONTRACTS

          .    No sales load or sales charge

          .    No annual Contract maintenance charge

          . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee of $10 per transfer after the first 12 per Contract year)

          .    Maximum Annual Mortality and Expense Risk Charge: 0.52%

          . Partial Withdrawal Transaction Charge: The lesser of 2% of the amount withdrawn or $25

          . Fees and expenses paid by the funds ranged from 0.14% to 0.46% at the end of each fund's most recent fiscal year

MORTALITY AND EXPENSE RISK CHARGE

     As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. The maximum rate we will charge is 0.52%. The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

                                A CLOSER LOOK AT

                      THE MORTALITY AND EXPENSE RISK CHARGE

          The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.

          The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any premium tax imposed on us by the state or locality where you reside. Statutory Premium Taxes currently imposed on the Contract by various states range from 0% to 1% of premium for qualified Contracts and from 0% to 3.5% of premium for non-qualified Contracts. In addition, some local governments may also levy a premium tax. These taxes are deducted from your Premium Payment upon its receipt by the Company.

18

                                A CLOSER LOOK AT

                              STATUTORY PREMIUM TAX

          A Statutory Premium Tax is a regulatory tax some states assess on the Premium Payment made into a Contract. If the Company should have to pay any Statutory Premium Tax, it will be deducted from the Premium Payment.

          As of the date of this prospectus, the following states assesses a Statutory Premium Tax.

                QUALIFIED   NON-QUALIFIED
                ---------   -------------
California        0.50%        2.35%
Maine             0.00         2.00
Nevada            0.00         3.50
South Dakota      0.00         1.25/1/
Texas/2/          0.04         0.04
West Virginia     1.00         1.00
Wyoming           0.00         1.00

          This Statutory Premium Tax information is being provided to the best of AIG Life Insurance Company's knowledge. AIG Life Insurance Company makes no representation as to the current accuracy of this information.

          /1/ The South Dakota premium tax rate is 1.25% for the first $500,000 and 0.08% for the amount over $500,000.

          /2/ The state of Texas charges a maintenance fee on Premium Payments. This fee is not a Premium Tax, but it is assessed in the same manner.

INCOME TAXES

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum fund expenses are described in the fee table contained in this prospectus.

THE CONTRACT

GENERAL DESCRIPTION

An annuity is a Contract between you, as the owner, and a life insurance company. The Contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after-tax dollars (a non-qualified Contract), transferring assets from another IRA, or by "rolling over" assets from a qualified plan (a qualified Contract).

     The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our Variable Account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may increase or decrease in value.

If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

     The Contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

     You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

                     A FEW THINGS TO KEEP IN MIND REGARDING

                         WHO SHOULD PURCHASE A CONTRACT

          Under the Contract, you will have access to your investment only through annuity payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto).

          The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

ABOUT THE CONTRACT

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide income payments for the life of one or two persons, or for a designated period, or both.

PURCHASING A CONTRACT

The minimum investment for both qualified and non-qualified Contracts is $20,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

ALLOCATION OF PREMIUM

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment to Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the Contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to us and we will refund your Premium Payment received by us, less any applicable charges that have been deducted, adjusted by any investment experience in states were permitted. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment

20

option, to Vanguard VIF Money Market Portfolio for the greater of 15 days or the Right to Return period for your state, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investing in Vanguard VIF Money Market Portfolio during the right to return period.

     To exercise your right to return your Contract, you must mail it directly to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, or return it to us at AIG Life Insurance Company, Attention: Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

     Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

..    dilution in the value of Fund shares underlying investment options of other
     Contract Owners;

..    interference with the efficient management of the Fund's portfolio; and

..    increased administrative costs.

     We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean a transfer of your account value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one variable annuity contract for another annuity contract or life insurance policy. We are required to monitor the Contracts to determine if a Contract Owner requests:

..    an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

..    an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

..    an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

..    an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A

Contract Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

     In most cases, exchanges into and out of the Vanguard VIF Money Market Portfolio are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the Vanguard VIF Money Market Portfolio. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

(1) if a Contract Owner requests an exchange out of any variable investment option into the Vanguard VIF Money Market Portfolio, and

(2) the same Contract Owner, within two calendar weeks requests an exchange out of the Vanguard VIF Money Market Portfolio back into that same variable investment option, then

(3)  the second transaction above is considered market timing.

     Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances, and we will treat all Contract Owners the same.

     In addition, Contract Owners incur a $10 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

     Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

     In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract year. We consider your instructions to transfer from or to more than one investment option at the same time to be one transfer.

     No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

     The company may offer certain features, such as dollar cost averaging and/or automatic rebalancing, that provide for automatic and scheduled transfers between variable investment options. Under these features, transactions are generally priced as of the date of the transfer. However, if the scheduled date of the transfer falls on a non-business day, it will be processed as of the preceding business day. Dollar Cost averaging and automatic rebalancing do not count against the free transfers you are permitted to make each Contract year.

22

                                A CLOSER LOOK AT

                                 TRANSFERS AMONG
                           VARIABLE INVESTMENT OPTIONS

          HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED:

          (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

          (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

          (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

          MINIMUM TRANSFER AMOUNT. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Unit Value, is the minimum number of Annuity Units that may be transferred.

          FOR EXAMPLE, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2"). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.

     The transfer request must clearly state which investment options are involved and the amount of the transfer.

     We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

TRANSACTION REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to withdraw value from the Contract or to transfer values in the Contract Owner's investment options, contingent upon the Contract Owner providing us with withdrawal or transfer requests in good order. This means that the Contract Owners' requests must be accompanied by sufficient detail to enable us to withdraw or transfer assets properly.

     If we receive a transaction request and it is not in good order, the transfer will not be completed until we receive all necessary information. If we receive a withdrawal request and it is not in good order, the withdrawal will not be completed until we receive all necessary information.

     We will attempt to make a Contract Owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and and notify the Contract Owner when the request is cancelled.

PARTIAL WITHDRAWAL RIGHTS WITH VARIABLE PAYMENTS FOR A GUARANTEED NUMBER OF
YEARS

If you choose an annuity payment option where you will continuously receive annuity payments for "A Guaranteed Number of Years" (referred to as the "Guaranteed Period"), then you will have the right to make one partial withdrawal per Contract Year from the present value of your remaining variable annuity payments subject to the following provisions:

..    ANNUITY PARTIAL WITHDRAWALS NOT AVAILABLE IN WASHINGTON STATE. The partial withdrawal feature of the Vanguard Lifetime Income Program(R) is not currently available to residents of Washington State. If you have any questions, please call us toll-free at 1-800-522-5555 on business days between 8 a.m. and 8 p.m. Eastern time.

..    PARTIAL WITHDRAWAL TRANSACTION CHARGE. We will assess a partial withdrawal transaction charge for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the net proceeds of the partial withdrawal.

..    DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. This prospectus describes how we determine variable annuity payments subsequent to the initial annuity payment. While the number of Annuity Units for each subaccount will generally remain constant, this prospectus lists two exceptions to that rule on page 29. Another exception exists if you make a partial withdrawal, as permitted in this prospectus. A partial withdrawal involves a transfer of assets out of a subaccount. As actual assets decrease in a subaccount, the number of Annuity Units in such subaccount must also be decreased to reflect the loss of those assets.

..    ACCESS TO YOUR MONEY. You may elect a partial withdrawal of a portion of the present value of the variable annuity payments remaining in the Guaranteed Period as long as at least five (5) years of variable guaranteed periodic payments remain in your annuity after the partial withdrawal has been completed. A partial withdrawal will reduce all remaining variable annuity payments, both guaranteed and life contingent, by an equal amount and will also reduce the length of the Guaranteed Period for variable annuity payments. See the section on "Computing the Partial Withdrawal Amount" in this prospectus.

..    PARTIAL WITHDRAWAL LIMITATIONS. In determining the value available for a partial withdrawal, only the present value of the variable annuity payments will be used. No fixed Annuity Payments will be used in determining partial withdrawal values, and neither the amount of fixed annuity payments nor the length of the Guaranteed Period for such fixed annuity payments will be affected by a partial withdrawal. At any time after the Right to Examine period has ended, you may request a partial withdrawal from your Contract as long as more than five (5) years remain in the Guaranteed Period. Partial withdrawals are only available under annuity options which are either a single or joint life annuity with payments guaranteed for a minimum number of years. The Guaranteed Period can never exceed the life expectancy of the Annuitant or Joint Annuitant and cannot be less than five
     (5) years. To effect a partial withdrawal, the Contract must be in force. Only one partial withdrawal is permitted during any Contract Year. The minimum partial withdrawal amount is $2,500. The partial withdrawal is restricted to an amount that allows at least five (5) years of guaranteed period variable Annuity Payments to remain in the Contract after the withdrawal.

..    PARTIAL WITHDRAWALS REDUCE YOUR FUTURE VARIABLE ANNUITY PAYMENTS. If you
     make a partial withdrawal you will still receive annuity payments, but the partial withdrawal will result in a reduction in the amount of each remaining variable annuity payment as well as a decrease in the guaranteed period that will apply to such variable annuity payments. In addition, if you transfer values from one or more subaccounts which support those variable annuity payments to the fixed investment option which supports the fixed annuity payments at any time after a partial withdrawal has been taken, the Guaranteed Period related to those recently transferred values that are now supporting fixed annuity

24

     payments will remain shortened. The Guaranteed Period applicable to any pre-existing fixed annuity payments would not be affected. See "Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of Years" above for the definition of the term "Guaranteed Period."

          When you request a partial withdrawal, we will take it from the subaccounts in which the annuity is then invested in the same proportion as the value invested in each subaccount on the date of the partial withdrawal. We charge a fee for each partial withdrawal, which will be deducted from the lump sum payment at the time a partial withdrawal is effected. Since the amount of annuity payments changes on the next Income Change Date, the reduction in annuity payments due to the partial withdrawal (but not the payment of the partial withdrawal amount) will be delayed until that time.

..    COMPUTING THE PARTIAL WITHDRAWAL AMOUNT. If you make a partial withdrawal, we will calculate the present value of future variable annuity payments during the guaranteed period by discounting the payments at the assumed investment return, and with consideration to any fees charged for a partial withdrawal. The future variable income payment amount we use in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the withdrawal request by the current number of Annuity Units for each subaccount, and summing for all subaccounts. A partial withdrawal will reduce all future variable annuity payments by an equal amount, and the remaining length of the guaranteed period will also be reduced.

          The following four factors will determine the specific amount by which the remaining variable annuity payments will be reduced and by which the remaining length of the Guaranteed Period will be shortened:

     (1)  the amount of the partial withdrawal request;

     (2) the length of time remaining in the Guaranteed Period at the time that the partial withdrawal is requested;

     (3)  the age and sex of the Annuitant or Joint Annuitants; and

     (4)  the Annuity Income Option chosen.

In other words, the more you withdraw will result in lower future variable annuity payments and more of a reduction in the length of time in the guaranteed period. Any fixed income payments remaining under the Contract and their guaranteed period will remain unchanged

          EXAMPLE OF COMPUTING A PARTIAL WITHDRAWAL: Individual A is age 65 when he begins to receive variable annuity payments of $1,000. He receives payments in monthly installments from a Life Annuity with a Guaranteed Number of Years (20 years). In annuity payment year one, A requests the maximum partial withdrawal amount possible from his variable annuity. By taking this partial withdrawal, A's monthly variable annuity payments are reduced from $1,000 to $210 after the withdrawal, because the number of annuity units has been permanently reduced. A's guaranteed period for variable annuity payments is also reduced from 20 years to 5 years.

          Any portion of your Vanguard Lifetime Income Program that is allocated to fixed annuity income will not be changed, the monthly fixed payments will remain the same and the guaranteed period for such payments will not be reduced.

..    TAXES. Please read the tax discussion in your prospectus for information relating to partial withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

CANCELLATION RIGHTS

If you elect to include the cancellation option with your Contract, you may have the right to cancel your Contract. Otherwise, the cancellation option described in this section does not apply to you. The cancellation option is available with both the variable and the fixed payouts under all annuity options. If you choose the cancellation endorsement, the amount of each annuity payment will be lower than without the cancellation option.

The Contract is designed to meet long-term financial goals and is not suitable as a short-term investment. If you are concerned that you may need to cancel the Contract within six months, you should consider selecting the Cancellation Endorsement for your Contract. However, since selecting the Cancellation Endorsement will lower your Annuity Payments, if you do not anticipate a need to cancel your Contract, you should not select the Cancellation Endorsement.

ACCESS TO YOUR MONEY/CANCELLATION OF THE CONTRACT. If you are the Annuitant, you may access your money by receiving your scheduled annuity payments. Also, you, as the Contract Owner may cancel your Contract for its cancellation value within six (6) months after the contract date if the following conditions are met:

..    At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80;

..    Your Contract includes a Cancellation Endorsement;

..    Your Contract is in force; and

..    A Vanguard Lifetime Income Program Voluntary Cancellation Form is received by us, in good order, no later than six (6) months after the Annuity Contract date.

     If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during the six month period, which means that the annuitant(s) will receive no more payments under the Contract.

COMPUTING THE CANCELLATION VALUE. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1) The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2) Fixed annuity payments will be determined by applying the then current annuity pricing factors, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. One of these annuity pricing factors is the current interest rate for the Fixed Account, or the "annuity purchase rate." We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%)

26

     greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your Contract will be no less than four percent (4%) and no greater than ten percent (10%).

TAXES. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

ADDITIONAL RIGHTS THAT WE HAVE

We have the right at any time to:

(1) transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Annuity Unit value for that option to below $500;

(2) transfer the entire balance in proportion to any other investment options you then are using, if the Annuity Unit value in an investment option is below $500 for any other reason;

(3) end the automatic rebalancing feature if your Annuity Unit value falls below $5,000;

(4) replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

(5) add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Contracts from one investment option an put them into another, subject to SEC and other required regulatory approvals;

(6) operate the Variable Account under the direction of a committee or discharge such a committee at any time;

(7) operate the Variable Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Variable Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

(8) make other changes in the Contract that in our judgment are necessary or appropriate to ensure that the Contract continues to qualify for tax treatment as an annuity.

VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Contract or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Contract Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

STATE LAW REQUIREMENTS. AIG Life is subject to the insurance laws and regulations in every jurisdiction in which the Contracts are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Contract and related endorsements.

EXPENSES OR RISKS. AIG Life may vary the charges and other terms within the limits of the Contract where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Contract.

UNDERLYING INVESTMENTS. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

ANNUITY PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

     You select the Income Start Date, which must be within 12 months after the Contract Date, and can start as early as 1 month after we receive your Premium Payment. In addition, annuity payments must begin by the Annuitant's 91st birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

     We will make annuity payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them.

                     A FEW THINGS TO KEEP IN MIND REGARDING

                                ANNUITY PAYMENTS

          . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

          . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

          . You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

          . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.

          . If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement.

          . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.

ANNUITY PAYMENT OPTIONS

The Contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your Contract specific materials for the annuity options available in your Contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

28

..    Option 1--LIFE ANNUITY

     Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

..    Option 2--LIFE ANNUITY WITH A GUARANTEED NUMBER OF YEARS

     Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period.

..    Option 3--JOINT AND SURVIVOR ANNUITY

     Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive. However, the amount of the remaining annuity payments will be either equal to or less than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

..    Option 4--JOINT AND SURVIVOR ANNUITY WITH A GUARANTEED NUMBER OF YEARS

     Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive.

     The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

                       SOMETHING TO KEEP IN MIND REGARDING

                         ANNUITY PAYMENT OPTIONS 3 OR 4

          Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon the Annuitant's death, will be:

          (A) equal to the annuity payments you were receiving while both the Annuitant and the Joint Annuitant were alive; or

          (B) lower than the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive.

          All things being equal, annuity payments to the Annuitant while both the Annuitant and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.


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                                                                              29

ANNUITY UNITS

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each Fund will vary from one Valuation Period to the next based on the investment experience of the assets in the fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

DETERMINATION OF THE INITIAL ANNUITY PAYMENT

The following factors determine the amount of the first annuity payment:

..    the portion of the premium allocated to provide variable annuity payments, the investment options and the Assumed Investment Return ("AIR") you chose and the performance of the investment options between the date we received your premium payment and the date of the first annuity payment;

..    the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

..    the age and gender of the Annuitant (and Joint Annuitant, if any);

..    the annuity option selected;

..    the frequency of annuity payments;

..    the deduction of applicable premium taxes; and

..    the time period from the Contract Date to the Income Start Date.

IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

IMPACT OF ANNUITANT'S GENDER ON ANNUITY PAYMENTS

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

     In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.


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30

IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS

If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement. The reduction per annuity payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose since the last Income Change Date. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

     The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

..    If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

..    Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

     The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

     On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

     The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the AIR.

ASSUMED INVESTMENT RETURN

The amount of the annuity payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the AIR. The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered.

     A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

                                PLAIN TALK ABOUT

                        ASSUMED INVESTMENT RETURN OR AIR

          . If you allocate a portion of your premium to variable annuity income then you invest this premium into the annuity investment options available and select an AIR. Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

          . We use the AIR to help us calculate your current and future variable annuity benefits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the performance of the investment options will be in the future, we make an assumption, and this assumption is called the AIR.

          . For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your annuity investment options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your annuity investment options is less than the AIR, then your benefit payment will decrease.

          SELECTING AN AIR--PROS AND CONS

          . If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

          . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

          . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

ACCESS TO YOUR MONEY

GENERALLY

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select. Under certain annuity options, surrenders or partial withdrawals are permitted.

32

DEFERMENT OF PAYMENTS

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

     We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

..    the NYSE is closed other than weekend and holiday closings;

..    trading on the NYSE is restricted;

..    an emergency exists, as determined by a regulatory authority, such that disposal of or determination of the value of shares of the funds is not reasonably practicable;

..    the SEC by order so permits for the protection of investors.

DEATH BENEFIT

DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE

In the event that the Annuitant and Joint Annuitant, if any, die within six (6) months of the Contract Date, and your contract includes a Cancellation Endorsement, we may pay a lump sum death benefit to the Contract Owner, if living, or if not, to the Beneficiary, if the following conditions are met.

..    At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80; and

..    Your Contract includes a Cancellation Endorsement.

     Note: If you choose the Cancellation Endorsement, the amount of each annuity payment will be lower than without the cancellation option.

     The amount of the lump sum death benefit will be determined by:

..    Calculating the actuarial present value of future variable annuity payments as described under Computing the Cancellation Value earlier in this prospectus; and

..    Adding to that, the amount of premium allocated to pay fixed annuity payments, if any, minus any fixed annuity payments already made.

     No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six-month period.

     If you do not elect the Cancellation Endorsement, we shall pay the annuity payments, if any, according to the annuity payment option you selected.

DEATH PRIOR TO INCOME START DATE

Subject to the above provision, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

DEATH OF OWNER AFTER THE INCOME START DATE

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death.


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                                                                              33

DEATH OF ANNUITANT AFTER THE INCOME START DATE

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant we will pay any remaining benefit to the Annuitant's estate.

                                  A WORD ABOUT

                                JOINT ANNUITANTS

          The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

          .    Annuity Payment Option 3--Joint and Survivor Annuity; or

          . Annuity Payment Option 4--Joint and Survivor Annuity With A Guaranteed Number of Years.

          If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

          .    Annuity Payment Option 1--Life Annuity; or

          . Annuity Payment Option 2--Life Annuity With A Guaranteed Number of Years.

          See "Annuity Payment Options" in this prospectus.

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

     Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions,

34

and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

     When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

     When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     Average annual total return at the Variable Account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the Variable Account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

     Performance information for a subaccount may be compared in reports and advertising to:

(1) the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, the MSCI U.S. Broad Index, the Dow Jones Industrial Average, the Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Barclays Capital and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

(3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

(4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

                        TAX TREATMENT OF DISTRIBUTIONS--

                               QUALIFIED CONTRACTS

          If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:

          .    Individual Retirement Annuities ("IRAs");

          . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

          .    Keogh Plans; and

          . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

DISTRIBUTIONS IN GENERAL

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

          This additional 10% tax does not apply:

          . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;

          .    where the taxpayer is age 59 1/2 or older;

          .    where payment is made on account of death;

          . where the payment is made on account of the taxpayer's disability;

          . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

          .    in some cases, upon separation from service on or after age 55;
               or

          .    certain other limited circumstances.

WITHDRAWALS WHERE INCOME START DATE IS BEFORE AGE 59 1/2--A PARTIAL WITHDRAWAL OR SURRENDER MAY TRIGGER A 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full surrender

36

of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the Contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

          EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of an endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

     Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA. On December 23, 2008, the Worker, Retiree and Employer Recovery Act of 2008 (the "2008 Act") was signed into law. The 2008 Act waives the required minimum distribution rules for individual retirement plans for calendar year 2009. At this time, it is unclear whether the 2009 required minimum distribution waiver applies to annuity payments such as those that would be distributed under your Contract. You should consult your tax adviser with any questions you have about the 2009 required minimum distribution waiver legislation, its application to your Contract and whether annuity payments made under your Contract in 2009 can be rolled over tax-free under the 2008 Act. The 2008 Act does not address any waiver for calendar year 2010 or any subsequent year.

     Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

ROLLOVERS

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or traditional IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

     Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

CONVERSIONS

In years prior to 2010, if you have modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you can convert previously untaxed funds from a traditional IRA to a Roth IRA. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

GENERAL

For annuity payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable annuity payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

     After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

COMPLETE SURRENDERS

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

PARTIAL WITHDRAWAL--100% TAXABLE

As a general rule, partial withdrawals will be 100% taxable and will not reduce investment in the Contract.

A PARTIAL WITHDRAWAL OR SURRENDER MAY TRIGGER AN ADDITIONAL 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

38

          This additional tax does not apply where:

          . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

          . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;

          .    the taxpayer is age 59 1/2 or older;

          .    the payment is made on account of the taxpayer's disability;

          .    the payment is made on account of death;

          .    or in certain other circumstances.

It should be noted that a partial withdrawal or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full surrender of the Contract. You should also seek the advice of your tax adviser.

          EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity Contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity Contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity Contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity Contracts should consult with a tax adviser.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

     There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

     For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the Company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

     You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

OTHER INFORMATION

AIG LIFE INSURANCE COMPANY

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is, 600 King Street (DPEN), Wilmington DE 19801. AIG Life is a wholly owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AIG Life.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000

40

shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our Contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the Variable Account.

     The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

     AIG Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AIG Life's membership in IMSA applies only to AIG Life and not its products.

GUARANTEE OF INSURANCE OBLIGATIONS

Certain insurance obligations under the Contracts are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AIG Life. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The Guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The Guarantee provides that Contract owners can enforce the Guarantee directly.

     As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Contracts. The Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

     National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AIG Life.

OWNERSHIP

This prospectus describes a single premium immediate variable annuity Contract. You, as the owner of a Contract, are entitled to all the rights and privileges of ownership.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the variable account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) the corresponding value invested in that Fund divided by (b) the net asset value of one share of that fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the variable account. Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to Funds allocated to the fixed investment option.

     We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

DISTRIBUTION OF THE CONTRACT

American General Equity Services Corporation ("AGESC") is the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at 2727-A Allen Parkway 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of AIG Life Insurance Company (AGESC is an indirect wholly-owned subsidiary of American International Group, Inc.). AGESC also acts as principal underwriter for AIG Life Insurance Company's other separate accounts and for the separate accounts of certain AIG Life Insurance Company affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

     AIG Life Insurance Company will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

42

LEGAL PROCEEDINGS

AIG Life is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AIG Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life's results of operations, cash flows and financial position.

FINANCIAL STATEMENTS

The Financial Statements of AIG Life, the variable account and National Union can be found in the Statement of Additional Information ("SAI"), which may be obtained without charge by calling Vanguard Annuity and Insurance Services at
(800) 522-5555 (between 8 a.m. and 8 p.m. Eastern time) or write to Vanguard Annuity and Insurance Services at P.O. Box 1105, Valley Forge, PA 19482-1105. You may also call or write to AIG Life Insurance Company, Attention: Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801 (telephone 877-299-1724).

The financial statements have also filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

APPENDIX

HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS

We have prepared the following tables to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 4.28%, 6%, 8%, or 10%. The values would be different from those shown if the returns averaged 0%, 4.28%, 6%, 8%, or 10%, but fluctuated over and under those averages throughout the years.

     The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 0.52%. The amounts shown in the tables also take into account the arithmetic average of the funds' management fees and operating expenses at an annual rate of approximately 0.26% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your Contract may be more or less than 0.26%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of this prospectus entitled "Taxes."

     The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.52% for mortality and expense risk and the assumed 0.26% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 0.78%. The following tables include one set of illustrations showing Annuity Payments without the optional Cancellation Endorsement and one set of illustrations showing Annuity Payments with the optional Cancellation Endorsement.

     Two sets of tables follow--one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable annuity option. The second assumes that 50% of the single Premium Payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

     When part of the single Premium Payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown, and is based on the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. The illustrated variable annuity payments use an assumed investment return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity payments and actual performance less than 3.5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant.

     These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

44

ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION

(100% VARIABLE)
SINGLE PREMIUM PAYMENT: $100,000
SEX: MALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $677.68

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly annuity payment on the date of the illustration: $583.50

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:

PAYMENT   CALENDAR   ATTAINED   GROSS RETURN     0.00%    4.28%     6.00%      8.00%       10.00%      12.00%
  YEAR      YEAR       YEAR      NET RETURN     -0.78%    3.50%     5.22%      7.22%       9.22%       11.22%
-------   --------   --------   ------------   -------   -------   -------   ---------   ---------   ---------
    1       2009        65                     $583.50   $583.50   $583.50   $  583.50   $  583.50   $  583.50
    2       2010        66                     $559.40   $583.50   $593.23   $  604.50   $  615.78   $  627.05
    3       2011        67                     $536.29   $583.50   $603.11   $  626.25   $  649.83   $  673.85
    4       2012        68                     $514.14   $583.50   $613.16   $  648.79   $  685.78   $  724.14
    5       2013        69                     $492.90   $583.50   $623.38   $  672.14   $  723.71   $  778.19
   10       2018        74                     $399.16   $583.50   $677.07   $  802.10   $  947.24   $1,115.28
   15       2023        79                     $323.26   $583.50   $735.39   $  957.19   $1,239.83   $1,598.41
   20       2028        84                     $261.78   $583.50   $798.73   $1,142.26   $1,622.79   $2,290.81

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION

(50% VARIABLE/50% FIXED)
SINGLE PREMIUM PAYMENT: $100,000
SEX: MALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $677.68

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $338.84. The monthly guaranteed payment of $338.84 is being provided by the $50,000 applied under the fixed Payout Option.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:

PAYMENT   CALENDAR   ATTAINED   GROSS RETURN     0.00%    4.28%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR      NET RETURN     -0.78%    3.50%     5.22%     7.22%      9.22%       11.22%
-------   --------   --------   ------------   -------   -------   -------   -------   ---------   ---------
    1       2009        65                     $630.59   $630.59   $630.59   $630.59   $  630.59   $  630.59
    2       2010        66                     $618.54   $630.59   $635.45   $641.09   $  646.73   $  652.37
    3       2011        67                     $606.99   $630.59   $640.40   $651.97   $  663.76   $  675.77
    4       2012        68                     $595.91   $630.59   $645.42   $663.24   $  681.73   $  700.91
    5       2013        69                     $585.29   $630.59   $650.53   $674.91   $  700.69   $  727.93
   10       2018        74                     $538.42   $630.59   $677.38   $739.89   $  812.46   $  896.48
   15       2023        79                     $500.47   $630.59   $706.53   $817.43   $  958.75   $1,138.04
   20       2028        84                     $469.73   $630.59   $738.21   $909.97   $1,150.23   $1,484.24

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

46

ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION

(100% VARIABLE)
SINGLE PREMIUM PAYMENT: $100,000
SEX: FEMALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $635.79

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $540.29

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:

PAYMENT   CALENDAR   ATTAINED   GROSS RETURN     0.00%    4.28%     6.00%      8.00%       10.00%      12.00%
  YEAR      YEAR       YEAR      NET RETURN     -0.78%    3.50%     5.22%      7.22%       9.22%       11.22%
-------   --------   --------   ------------   -------   -------   -------   ---------   ---------   ---------
    1       2009        65                     $540.29   $540.29   $540.29   $  540.29   $  540.29   $  540.29
    2       2010        66                     $517.97   $540.29   $549.29   $  559.73   $  570.17   $  580.62
    3       2011        67                     $496.58   $540.29   $558.45   $  579.88   $  601.71   $  623.95
    4       2012        68                     $476.06   $540.29   $567.75   $  600.74   $  634.99   $  670.52
    5       2013        69                     $456.40   $540.29   $577.21   $  622.36   $  670.11   $  720.56
   10       2018        74                     $369.60   $540.29   $626.93   $  742.70   $  877.10   $1,032.69
   15       2023        79                     $299.32   $540.29   $680.93   $  886.30   $1,148.01   $1,480.04
   20       2028        84                     $242.40   $540.29   $739.58   $1,057.67   $1,502.61   $2,121.16

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION

(50% VARIABLE/50% FIXED)
SINGLE PREMIUM PAYMENT: $100,000
SEX: FEMALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $635.79

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $317.90. The monthly guaranteed payment of $317.90 is being provided by the $50,000 applied under the fixed Payout Option.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:

PAYMENT   CALENDAR   ATTAINED   GROSS RETURN     0.00%    4.28%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR      NET RETURN     -0.78%    3.50%     5.22%     7.22%      9.22%       11.22%
-------   --------   --------   ------------   -------   -------   -------   -------   ---------   ---------
    1       2009        65                     $588.04   $588.04   $588.04   $588.04   $  588.04   $  588.04
    2       2010        66                     $576.88   $588.04   $592.54   $597.76   $  602.98   $  608.20
    3       2011        67                     $566.18   $588.04   $597.12   $607.83   $  618.75   $  629.87
    4       2012        68                     $555.93   $588.04   $601.77   $618.27   $  635.39   $  653.15
    5       2013        69                     $546.09   $588.04   $606.50   $629.08   $  652.95   $  678.17
   10       2018        74                     $502.70   $588.04   $631.36   $689.25   $  756.44   $  834.24
   15       2023        79                     $467.55   $588.04   $658.36   $761.05   $  891.90   $1,057.91
   20       2028        84                     $439.09   $588.04   $687.69   $846.73   $1,069.20   $1,378.48

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

48

ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION

(100% VARIABLE)
SINGLE PREMIUM PAYMENT: $100,000
SEX: MALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $675.37

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly annuity payment on the date of the illustration: $581.50

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:

PAYMENT   CALENDAR   ATTAINED   GROSS RETURN     0.00%    4.28%     6.00%      8.00%       10.00%      12.00%
  YEAR      YEAR       YEAR      NET RETURN     -0.78%    3.50%     5.22%      7.22%       9.22%       11.22%
-------   --------   --------   ------------   -------   -------   -------   ---------   ---------   ---------
    1       2009        65                     $581.50   $581.50   $581.50   $  581.50   $  581.50   $  581.50
    2       2010        66                     $557.48   $581.50   $591.19   $  602.42   $  613.66   $  624.90
    3       2011        67                     $534.45   $581.50   $601.04   $  624.10   $  647.60   $  671.53
    4       2012        68                     $512.37   $581.50   $611.05   $  646.56   $  683.42   $  721.65
    5       2013        69                     $491.21   $581.50   $621.23   $  669.83   $  721.22   $  775.51
   10       2018        74                     $397.79   $581.50   $674.74   $  799.34   $  943.99   $1,111.45
   15       2023        79                     $322.14   $581.50   $732.86   $  953.90   $1,235.57   $1,592.91
   20       2028        84                     $260.88   $581.50   $795.99   $1,138.34   $1,617.21   $2,282.93

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION

(50% VARIABLE/50% FIXED)
SINGLE PREMIUM PAYMENT: $100,000
SEX: MALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $675.37

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $337.69. The monthly guaranteed payment of $337.69 is being provided by the $50,000 applied under the fixed Payout Option.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:

PAYMENT   CALENDAR   ATTAINED   GROSS RETURN     0.00%    4.28%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR      NET RETURN     -0.78%    3.50%     5.22%     7.22%      9.22%       11.22%
-------   --------   --------   ------------   -------   -------   -------   -------   ---------   ---------
    1       2009        65                     $628.43   $628.43   $628.43   $628.43   $  628.43   $  628.43
    2       2010        66                     $616.42   $628.43   $633.28   $638.90   $  644.52   $  650.13
    3       2011        67                     $604.91   $628.43   $638.20   $649.74   $  661.49   $  673.45
    4       2012        68                     $593.87   $628.43   $643.21   $660.97   $  679.40   $  698.51
    5       2013        69                     $583.29   $628.43   $648.30   $672.60   $  698.30   $  725.44
   10       2018        74                     $536.58   $628.43   $675.06   $737.36   $  809.68   $  893.41
   15       2023        79                     $498.76   $628.43   $704.12   $814.63   $  955.47   $1,134.14
   20       2028        84                     $468.13   $628.43   $735.68   $906.85   $1,146.29   $1,479.15

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

50

ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION

(100% VARIABLE)
SINGLE PREMIUM PAYMENT: $100,000
SEX: FEMALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $633.92

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $538.68

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:

PAYMENT   CALENDAR   ATTAINED   GROSS RETURN     0.00%    4.28%     6.00%      8.00%       10.00%      12.00%
  YEAR      YEAR       YEAR      NET RETURN     -0.78%    3.50%     5.22%      7.22%        9.22%      11.22%
-------   --------   --------   ------------   -------   -------   -------   ---------   ---------   ---------
   1        2009        65                     $538.68   $538.68   $538.68   $  538.68   $  538.68   $  538.68
   2        2010        66                     $516.43   $538.68   $547.66   $  558.07   $  568.48   $  578.89
   3        2011        67                     $495.10   $538.68   $556.78   $  578.15   $  599.92   $  622.09
   4        2012        68                     $474.65   $538.68   $566.06   $  598.96   $  633.10   $  668.52
   5        2013        69                     $455.04   $538.68   $575.49   $  620.51   $  668.12   $  718.41
  10        2018        74                     $368.50   $538.68   $625.06   $  740.49   $  874.48   $1,029.62
  15        2023        79                     $298.43   $538.68   $678.90   $  883.66   $1,144.59   $1,475.63
  20        2028        84                     $241.67   $538.68   $737.38   $1,054.52   $1,498.14   $2,114.85

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION

(50% VARIABLE/50% FIXED)
SINGLE PREMIUM PAYMENT: $100,000
SEX: FEMALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $633.92

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $316.96. The monthly guaranteed payment of $316.96 is being provided by the $50,000 applied under the fixed Payout Option.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:

PAYMENT   CALENDAR   ATTAINED   GROSS RETURN     0.00%    4.28%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR      NET RETURN     -0.78%    3.50%     5.22%     7.22%       9.22%      11.22%
-------   --------   --------   ------------   -------   -------   -------   -------   ---------   ---------
   1        2009        65                     $586.30   $586.30   $586.30   $586.30   $  586.30   $  586.30
   2        2010        66                     $575.18   $586.30   $590.79   $596.00   $  601.20   $  606.40
   3        2011        67                     $564.51   $586.30   $595.35   $606.04   $  616.92   $  628.01
   4        2012        68                     $554.28   $586.30   $599.99   $616.44   $  633.51   $  651.22
   5        2013        69                     $544.48   $586.30   $604.71   $627.22   $  651.02   $  676.17
  10        2018        74                     $501.21   $586.30   $629.49   $687.21   $  754.20   $  831.77
  15        2023        79                     $466.17   $586.30   $656.41   $758.79   $  889.26   $1,054.78
  20        2028        84                     $437.80   $586.30   $685.65   $844.22   $1,066.03   $1,374.38

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

52

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

 3   GENERAL INFORMATION
 3   AIG Life
 3   Variable Account I
 4   National Union Fire Insurance Company of Pittsburgh, Pa.
 4   SERVICES
 5   DISTRIBUTION OF THE CONTRACTS
 5   PERFORMANCE INFORMATION
 6   Performance Data
 6   Average Annual Total Return Calculations
 7   Fund Performance Calculations
 8 Vanguard VIF Money Market Investment Option Yield and Effective Yield Calculations
 9   CONTRACT PROVISIONS
 9   Variable Income Payments
 9   Annuity Unit Value
10   Net Investment Factor
10   Misstatement of Age or Gender
10   Evidence of Survival
11   ADDITIONAL INFORMATION ABOUT THE CONTRACTS
11   Gender Neutral Policies
11   Our General Account
11   MATERIAL CONFLICTS
12   FINANCIAL STATEMENTS
12   Separate Account Financial Statements
12   AIG Life Financial Statements
12   National Union Financial Statements
12   Incorporation of American International Group, Inc. Financial Information
13   INDEX TO FINANCIAL STATEMENTS
13   Separate Account Financial Statements
13   AIG Life Financial Statements
13   National Union Statutory Basis Financial Statements

Issued by AIG LIFE INSURANCE COMPANY, Form Number 16IVIA0403

Distributed by AMERICAN GENERAL EQUITY SERVICES CORPORATION, Member FINRA.

CONTACT INFORMATION

For additional information about the Immediate Variable Annuity Contracts and the Variable Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2009. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105 or call us at 1-800-522-5555. You can also contact AIG Life Insurance Company, Attention: Annuity Administration Department, 600 King Street (DPEN), Wilmington DE 19801, telephone 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased.

Information about the Variable Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Variable Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street NE, Washington, D.C. 20549.

The Vanguard Group, Vanguard, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vangaurd mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolios. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the SAI contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

Not available in the state of New York.

The underwriting risks, financial obligations and support functions associated with the products are the responsibility of the issuing insurance company. The issuing insurance company is responsible for its own financial condition and Contractual obligations. AIG Life Insurance Company does not solicit business in the state of New York. Contracts not available in all states.

                                                            [LOGO] Vanguard(R)
                                                      AIG LIFE INSURANCE COMPANY

                                                                    PAIGS 052009

                          AIG LIFE INSURANCE COMPANY
                              VARIABLE ACCOUNT I

                      IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                          AIG LIFE INSURANCE COMPANY

                       ANNUITY ADMINISTRATION DEPARTMENT

                            600 KING STREET (DPEN)
                             WILMINGTON, DE 19801

                           TELEPHONE: 1-877-299-1724

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2009

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for AIG Life Insurance Company Variable Account I (the "Separate Account" or "Variable Account I") dated May 1, 2009, describing the immediate variable annuity contract for individuals (the "Contract" or "Contracts"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact AIG Life Insurance Company ("AIG Life") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3

   AIG Life................................................................  3
   Variable Account I......................................................  3
   National Union Fire Insurance Company of Pittsburgh, Pa.................  4

SERVICES...................................................................  4

DISTRIBUTION OF THE CONTRACTS..............................................  5

PERFORMANCE INFORMATION....................................................  5

   Performance Data........................................................  6
   Average Annual Total Return Calculations................................  6
   Fund Performance Calculations...........................................  7
   Vanguard VIF Money Market Portfolio Investment Option Yield and
       Effective Yield Calculations........................................  8

CONTRACT PROVISIONS........................................................  9

   Variable Income Payments................................................  9
   Annuity Unit Value......................................................  9
   Net Investment Factor................................................... 10
   Misstatement of Age or Gender........................................... 10
   Evidence of Survival.................................................... 10

ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................. 11

   Gender Neutral Policies................................................. 11
   Our General Account..................................................... 11

MATERIAL CONFLICTS......................................................... 11

FINANCIAL STATEMENTS....................................................... 12

   Separate Account Financial Statements................................... 12
   AIG Life Financial Statements........................................... 12
   National Union Financial Statements..................................... 12
   Incorporation of American International Group, Inc. Financial
     Information........................................................... 12

INDEX TO FINANCIAL STATEMENTS.............................................. 13

   Variable Account I Financial Statements................................. 13
   AIG Life Financial Statements........................................... 13
   National Union Statutory Basis Financial Statements..................... 13

                              GENERAL INFORMATION

AIG LIFE

   We are AIG Life Insurance Company ("AIG Life"). AIG Life is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. AIG Life is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AIG Life.

   On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

   AIG Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AIG Life's membership in IMSA applies only to AIG Life and not its products.

VARIABLE ACCOUNT I

   We hold the Fund shares in the subaccounts of Variable Account I in which any of your single premium payment is invested. Variable Account I is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

   For record keeping and financial reporting purposes, Variable Account I is divided into 107 separate subaccounts, 24 of which are available under the Contracts offered by the prospectus as variable investment options. Two of these 24 subaccounts are not available to all Contract owners. All of these 24 subaccounts, and the remaining 83 subaccounts, are offered under other AIG Life contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the subaccount that corresponds to that investment option.

   The assets in Variable Account I are our property. The assets in the Separate Account may not be used to pay any liabilities of AIG Life other than those arising from the Contracts. AIG Life is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

   All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Contracts with a date of issue of December 29, 2006 or earlier.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AIG Life.

                                   SERVICES

   AIG Life and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. provides services to AIG Life and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2008, 2007 and 2006, AIG Life paid American International Group, Inc. for these services $1,103,919, $609,011 and $766,851, respectively.

   In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AIG Life's expenses and allocating these charges back to AIG Life. Previously, most of these expenses, such as payroll expenses, were paid by AIG Life directly. AIG Life, AGLC and American International Group, Inc. are parties to a services agreement. AIG Life and AGLC are both wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AIG Life and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2008, 2007 and 2006, AIG Life paid AGLC for these services $46,017,927, $44,931,348 and $40,362,369, respectively.

   In 2003, AIG Life entered into a services agreement with The Vanguard Group, Inc. ("Vanguard"), a Pennsylvania corporation. Vanguard is an affiliate of the Vanguard Variable Insurance Fund and the Vanguard Public Mutual Funds. Under the services agreement, Vanguard provides administrative services to AIG Life. Those services include, but are not limited to, processing of applications, processing of client service requests, and printing and delivery of contract prospectuses and other marketing materials. During 2008, 2007 and 2006, AIG Life paid Vanguard for these services $1,470,280.24, $1,893,740.89 and $1,717,694.51, respectively. These payments to Vanguard do not result in any additional charges under the Contracts that are not described in the prospectus.

   We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AIG Life, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and AIG Life. AGESC also acts as principal underwriter for AIG Life's other separate accounts and for the separate accounts of certain AIG Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   The Contracts are offered on a continuous basis.

   AIG Life will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the subaccounts of Variable Account I in advertisements, sales literature, or reports to Contract Owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We also may present the yield or total return of the subaccount based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the subaccount or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges. We also may present the yield or total return of the Fund in which a subaccount invests.

   We may compare a subaccount's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AIG Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

   Performance information for any subaccount reflects the performance of a hypothetical contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

PERFORMANCE DATA

   The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes the applicable Separate Account or Contract charges: mortality and expense risk charge, premium tax charge and withdrawal charge at the end of the period.

   The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

   Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

   . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

   . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of the 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge, premium tax charge and the withdrawal charge.

   .   We divide the Redeemable Value by the Initial Investment.

   . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

   Average annual total return quotations for the variable investment options for the period ended December 31, 2008 are shown in the table below.

            VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
     WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2008)

                                                                              SINCE     INVESTMENT
                                                                           INVESTMENT     OPTION
                                                                             OPTION     INCEPTION
INVESTMENT OPTION*             1 YEAR/1/ 3 YEARS/1/ 5 YEARS/1/ 10 YEARS/2/ INCEPTION/1/    DATE
------------------             --------  ---------  ---------  ----------  -----------  ----------
Vanguard Dividend Growth Fund   -28.61%    -3.35%     0.65%       n/a         2.58%     9/22/2003
Vanguard GNMA Fund                2.85%     4.32%     3.85%       n/a         3.91%     9/22/2003
Vanguard Health Care Fund       -21.78%    -3.63%     2.27%       n/a         3.89%     9/22/2003

            VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
     WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2008)

Vanguard Inflation-Protected Securities Fund         -6.80%   1.07%  2.55% n/a  3.10% 9/22/2003
Vanguard LifeStrategy Conservative Growth Fund      -22.80%  -3.34%  0.15% n/a  1.12% 9/22/2003
Vanguard LifeStrategy Growth Fund                   -37.08%  -8.11% -1.59% n/a  0.12% 9/22/2003
Vanguard LifeStrategy Income Fund                   -14.17%  -0.77%  1.12% n/a  1.68% 9/22/2003
Vanguard LifeStrategy Moderate Growth Fund          -29.50%  -5.36% -0.42% n/a  0.91% 9/22/2003
Vanguard Total International Stock Index Fund       -46.40%  -8.14%  1.37% n/a  4.02% 9/22/2003
Vanguard VIF Balanced Portfolio                     -25.73%  -2.94%  1.46% n/a  2.92% 9/22/2003
Vanguard VIF Capital Growth Portfolio               -33.21%  -6.07%  0.75% n/a  2.19% 9/22/2003
Vanguard VIF Diversified Value Portfolio            -38.76%  -9.24% -0.84% n/a  1.47% 9/22/2003
Vanguard VIF Equity Income Portfolio                -33.74%  -6.16% -0.73% n/a  1.47% 9/22/2003
Vanguard VIF Equity Index Portfolio                 -39.52% -10.01% -3.51% n/a -1.73% 9/22/2003
Vanguard VIF Growth Portfolio                       -40.27% -12.81% -4.76% n/a -3.31% 9/22/2003
Vanguard VIF High Yield Bond Portfolio              -25.14%  -6.53% -2.08% n/a -1.10% 9/22/2003
Vanguard VIF International Portfolio                -47.18%  -8.07%  1.31% n/a  3.50% 9/22/2003
Vanguard VIF Mid-Cap Index Portfolio                -44.21% -12.69% -2.03% n/a -0.04% 9/22/2003
Vanguard VIF Money Market Portfolio                  -1.36%   2.54%  2.18% n/a  2.08% 9/22/2003
Vanguard VIF REIT Index Portfolio                   -39.82% -12.54% -0.69% n/a  1.21% 9/22/2003
Vanguard VIF Short-Term Investment-Grade Portfolio   -7.38%   0.61%  0.99% n/a  1.07% 9/22/2003
Vanguard VIF Small Company Growth Portfolio         -41.96% -13.12% -4.50% n/a -3.14% 9/22/2003
Vanguard VIF Total Bond Market Index Portfolio        0.96%   3.66%  3.28% n/a  3.38% 9/22/2003
Vanguard VIF Total Stock Market Index Portfolio     -39.85% -10.29% -3.14% n/a -1.35% 9/22/2003

--------
* The performance figures in the table reflect the investment performance for the Division for the stated periods and should not be used to infer that future performance will be the same.

/1./ The Contracts are sold in jurisdictions where the highest premium tax is 3.5%. The effect of this charge is included in the table. We currently charge Contracts issued in Texas a .026% maintenance fee. No separate "Texas-only" table is shown.

/2./ "N/A" indicates data is not available for the stated period. None of the investment options has an inception date earlier than September 22, 2003.

   Fund Performance Calculations. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invests may pre-date the effective date of the variable investment option being offered in the Contract.

   The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invest. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the mortality and expense risk charge or any other deductions of the Separate Account or of the Contracts. If these charges had been reflected, then the Fund average annual total return quotations would have been lower than what is currently shown.

                       FUND AVERAGE ANNUAL TOTAL RETURNS
   WITHOUT DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2008)

                                                                                           SINCE       FUND
                                                                                           FUND      INCEPTION
FUND                                                1 YEAR  3 YEARS 5 YEARS 10 YEARS/1/ INCEPTION/2/   DATE
----                                                ------  ------- ------- ----------  -----------  ---------
Vanguard Dividend Growth Fund                       -25.57%  -1.62%   1.96%    0.16%          *      5/15/1992
Vanguard GNMA Fund                                    7.22%   6.17%   5.19%    5.77%          *      6/27/1980
Vanguard Health Care Fund                           -18.45%  -1.90%   3.59%    7.92%          *      5/23/1984
Vanguard Inflation-Protected Securities Fund         -2.85%   2.88%   3.88%     n/a        6.71%     6/29/2000
Vanguard LifeStrategy Conservative Growth Fund      -19.52%  -1.61%   1.45%    2.80%          *      9/30/1994
Vanguard LifeStrategy Growth Fund                   -34.39%  -6.45%  -0.30%    0.75%          *      9/30/1994
Vanguard LifeStrategy Income Fund                   -10.53%   1.00%   2.43%    3.76%          *      9/30/1994
Vanguard LifeStrategy Moderate Growth Fund          -26.50%  -3.66%   0.88%    1.98%          *      9/30/1994
Vanguard Total International Stock Index Fund       -44.10%  -6.49%   2.69%    1.77%          *      4/29/1996
Vanguard VIF Balanced Portfolio                     -22.57%  -1.20%   2.78%    4.47%          *      5/23/1991
Vanguard VIF Capital Growth Portfolio               -30.36%  -4.38%   2.06%     n/a        6.03%     12/3/2002
Vanguard VIF Diversified Value Portfolio            -36.14%  -7.60%   0.45%     n/a        2.44%      2/8/1999
Vanguard VIF Equity Income Portfolio                -30.91%  -4.48%   0.57%    1.46%          *       6/7/1993
Vanguard VIF Equity Index Portfolio                 -36.93%  -8.38%  -2.24%   -1.43%          *      4/29/1991
Vanguard VIF Growth Portfolio                       -37.72% -11.23%  -3.51%   -7.64%          *       6/7/1993
Vanguard VIF High Yield Bond Portfolio              -21.95%  -4.85%  -0.80%    1.72%          *       6/3/1996
Vanguard VIF International Portfolio                -44.87%  -6.38%   2.65%    1.93%          *       6/3/1994
Vanguard VIF Mid-Cap Index Portfolio                -41.81% -11.10%  -0.74%     n/a        4.97%      2/9/1999
Vanguard VIF Money Market Portfolio                   2.83%   4.36%   3.50%    3.61%          *       5/2/1991
Vanguard VIF REIT Index Portfolio                   -37.25% -10.95%   0.61%     n/a        7.26%      2/9/1999
Vanguard VIF Short-Term Investment-Grade Portfolio   -3.45%   2.38%   2.31%     n/a        3.97%      2/8/1999
Vanguard VIF Small Company Growth Portfolio         -39.47% -11.54%  -3.24%    6.01%          *       6/3/1996
Vanguard VIF Total Bond Market Index Portfolio        5.23%   5.50%   4.61%    5.37%          *      4/29/1991
Vanguard VIF Total Stock Market Index Portfolio     -37.28%  -8.66%  -1.87%     n/a        2.59%      1/8/2003

--------
/1./ "N/A" indicates data is not available for the stated period.

/2./ "*" indicates SEC rules that require us to show return information for no more than 10 years.

   Vanguard VIF Money Market Portfolio Investment Option Yield and Effective Yield Calculations. We calculate the Vanguard VIF Money Market Portfolio Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

   . We take the net change in the value of your single premium payment during the period.

   . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

   . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

   . We carry the current yield figure to the nearest one-hundredth of one percent.

   We do not include realized capital gains or losses and unrealized appreciation or depreciation of the investment option's division in the calculation. The Vanguard VIF Money Market Portfolio Investment Option's historical yield for the seven day period ended December 31, 2008 was 1.54%.

   We determine the Vanguard VIF Money Market Portfolio Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The Vanguard VIF Money Market Portfolio Investment Option's historical effective yield for the seven day period ended December 31, 2008 was 1.55%. Yield and effective yield do not reflect the deduction of any charges that we may impose when you redeem Annuity Units.

   The yield and effective yield calculations above do not reflect any Contract or Contract-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                              CONTRACT PROVISIONS

VARIABLE INCOME PAYMENTS

   A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each variable annuity income payment determined by our currently used rate factor and the Annuity Unit Values.

ANNUITY UNIT VALUE

   The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Unit Value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

     (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit Value is being determined; and

     (b) is the Assumed Investment Return for such Valuation Period.

   The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable income payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

NET INVESTMENT FACTOR

   The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by
(b) and subtracting (c) from the result, where:

   (a) is equal to:

      (i) the net asset value per share of the underlying Fund held in the subaccount determined at the end of that Valuation Period, plus

     (ii) the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

    (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

   (b) is equal to:

      (i) the net asset value per share of the underlying Fund held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

     (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

   (c) is equal to the mortality and expense risk charge rate for the Valuation Period.

   The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

MISSTATEMENT OF AGE OR GENDER

   We will require proof of the age and gender of the Annuitant before making any annuity payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If income payments have begun, any underpayment that may have been made will be paid in full with the next income payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

EVIDENCE OF SURVIVAL

   If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

   Gender Neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

   Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AIG Life in addition to those arising from the Contracts. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the Contract prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using underlying Funds for both variable universal life and variable annuity separate accounts. The boards of the Funds, AIG Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an underlying Fund changes; or

   . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment in the Contracts. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, AIG Life and National Union. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The statement of net assets as of December 31, 2008 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2008 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG LIFE FINANCIAL STATEMENTS

   The balance sheets of AIG Life at December 31, 2008 and 2007 (restated) and the related statements of income (loss), shareholders' equity, cash flows and comprehensive income (loss) for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report (which contains an explanatory paragraph relating to AIG Life's restatement of its financial statements as described in Note 18 to the financial statements) of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION FINANCIAL STATEMENTS

   The statutory financial statements of admitted assets, liabilities, capital and surplus of National Union as of December 31, 2008 and 2007, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

INCORPORATION OF AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   We incorporate by reference into this SAI the consolidated financial statements (including notes and financial statement schedules thereto and management's assessment of the effectiveness of internal controls over financial reporting) included in American International Group, Inc.'s Annual Report on Form 10-K, filed on March 2, 2009, and Amended Annual Reports on Form 10-K/A, filed on March 13, 2009 and April 30, 2009, respectively, for the fiscal year ended December 31, 2008. These consolidated financial statements have been so incorporated in reliance on the report of

PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   American International Group, Inc. does not underwrite any insurance contract referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AIG Life that we include in this SAI as bearing on the ability of AIG Life to meet its obligations under the Contracts.

   You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor under a guarantee agreement, to meet its obligations under Contracts with a date of issue of December 29, 2006 or earlier.

I. Variable Account I Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2008
Statement of Operations for the period ended December 31, 2008
Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, except as indicated
Notes to Financial Statements

II. AIG Life Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2008 and 2007 (restated)
Statement of Income (Loss) for the years ended December 31, 2008, 2007 (restated) and 2006 (restated)
Statement of Shareholder's Equity for the years ended December 31, 2008, 2007 (restated) and 2006 (restated)
Statement of Cash Flows for the years ended December 31, 2008, 2007 (restated) and 2006 (restated)
Statement of Comprehensive Income (Loss) for the years ended December 31, 2008, 2007 (restated) and 2006 (restated)
Notes to Financial Statements

III. National Union Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2008 and 2007
Statements of Liabilities, Capital and Surplus as of December 31, 2008 and 2007 Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2008, 2007 and 2006
Statements of Cash Flow for the years ended December 31, 2008, 2007 and 2006 Notes to Statutory Basis Financial Statements

[LOGO] American General Life Companies

                                                             Variable Account I
                                                               Variable Annuity

                                                                           2008

                                                                  Annual Report

                                                              December 31, 2008

                                                     AIG Life Insurance Company

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                    PRICEWATERHOUSECOOPERS LLP
                                                    1201 LOUISIANA
                                                    SUITE 2900
                                                    HOUSTON TX 77002-5678
                                                    TELEPHONE (713) 356 4000
                                                    FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG Life Insurance Company and
Contract Owners of AIG Life Insurance Company Variable Account I:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-accounts listed in Note A of AIG Life Insurance Company Variable Account I (the "Separate Account") at December 31, 2008, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 29, 2009

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS
DECEMBER 31, 2008

                                                         Due from (to)              Contract   Contract     NET ASSETS
                                           Investment      AIG Life                 owners -   owners -   ATTRIBUTABLE TO
                                         securities - at   Insurance                annuity  accumulation CONTRACT OWNER
Sub-accounts                               fair value       Company     NET ASSETS  reserves   reserves      RESERVES
---------------------------------------- --------------- ------------- ------------ -------- ------------ ---------------
AIM V.I. Capital Appreciation Fund -
  Series I                                $    228,170      $    --    $    228,170 $    976 $    227,194  $    228,170
AIM V.I. International Growth Fund -
  Series I                                     245,936           (1)        245,935    8,268      237,667       245,935
AllianceBernstein Americas
  Government Income Portfolio -
  Class A                                           --           --              --       --           --            --
AllianceBernstein Balanced Shares
  Portfolio - Class A                               --           --              --       --           --            --
AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A              61,684,625           --      61,684,625   46,537   61,638,088    61,684,625
AllianceBernstein Global Bond
  Portfolio - Class A                               --           --              --       --           --            --
AllianceBernstein Global Dollar
  Government Portfolio - Class A                    --           --              --       --           --            --
AllianceBernstein Global Technology
  Portfolio - Class A                       16,852,684           --      16,852,684   46,451   16,806,233    16,852,684
AllianceBernstein Global Technology
  Portfolio - Class B                        7,477,090           (1)      7,477,089    6,261    7,470,828     7,477,089
AllianceBernstein Growth and Income
  Portfolio - Class A                       60,526,851           --      60,526,851  173,521   60,353,330    60,526,851
AllianceBernstein Growth and Income
  Portfolio - Class B                       65,823,393           --      65,823,393  103,049   65,720,344    65,823,393
AllianceBernstein Growth Portfolio -
  Class A                                   22,607,229           --      22,607,229   17,168   22,590,061    22,607,229
AllianceBernstein Growth Portfolio -
  Class B                                   16,905,929           --      16,905,929      396   16,905,533    16,905,929
AllianceBernstein High Yield Portfolio
  - Class A                                         --           --              --       --           --            --
AllianceBernstein Intermediate Bond
  Portfolio - Class A                      108,861,653           (1)    108,861,652  156,964  108,704,688   108,861,652
AllianceBernstein Intermediate Bond
  Portfolio - Class B                        1,231,792           (1)      1,231,791       --    1,231,791     1,231,791
AllianceBernstein International
  Growth Portfolio - Class A                39,723,681           (1)     39,723,680   80,993   39,642,687    39,723,680
AllianceBernstein International
  Research Growth Portfolio - Class A               --           --              --       --           --            --
AllianceBernstein International Value
  Portfolio - Class A                       18,024,201           --      18,024,201    3,731   18,020,470    18,024,201
AllianceBernstein Large Cap Growth
  Portfolio - Class A                       42,106,763           --      42,106,763  175,460   41,931,303    42,106,763
AllianceBernstein Large Cap Growth
  Portfolio - Class B                       27,978,873           --      27,978,873   63,883   27,914,990    27,978,873
AllianceBernstein Money Market
  Portfolio - Class A                       18,189,472       15,927      18,205,399      570   18,204,829    18,205,399
AllianceBernstein Money Market
  Portfolio - Class B                       21,794,274       15,094      21,809,368   17,659   21,791,709    21,809,368
AllianceBernstein Real Estate
  Investment Portfolio - Class A            13,206,507            1      13,206,508   99,052   13,107,456    13,206,508
AllianceBernstein Small Cap Growth
  Portfolio - Class A                       14,824,535            1      14,824,536   35,537   14,788,999    14,824,536
AllianceBernstein Small/Mid Cap
  Value Portfolio - Class A                 21,397,490            1      21,397,491   81,724   21,315,767    21,397,491
AllianceBernstein U.S. Large Cap
  Blended Style Portfolio - Class B          1,409,199           --       1,409,199   13,583    1,395,616     1,409,199
AllianceBernstein Utility Income
  Portfolio - Class A                       22,204,447           --      22,204,447    6,428   22,198,019    22,204,447
AllianceBernstein Value Portfolio -
  Class B                                   23,928,763           --      23,928,763  130,531   23,798,232    23,928,763
BlackRock Basic Value V.I. Fund -
  Class I                                    2,753,201           --       2,753,201    2,664    2,750,537     2,753,201
BlackRock Global Allocation V.I.
  Fund - Class I                             1,333,489           --       1,333,489       --    1,333,489     1,333,489
BlackRock Global Growth V.I. Fund -
  Class I                                      317,203           --         317,203       --      317,203       317,203
BlackRock High Income V.I. Fund -
  Class I                                      202,381        2,051         204,432       --      204,432       204,432
BlackRock International Value V.I.
  Fund - Class I                             1,022,210           --       1,022,210       --    1,022,210     1,022,210
BlackRock Large Cap Core V.I. Fund -
  Class I                                    1,120,010           --       1,120,010    2,584    1,117,426     1,120,010
BlackRock Large Cap Growth V.I.
  Fund - Class I                               424,282           (1)        424,281       --      424,281       424,281
BlackRock Money Market V.I. Fund -
  Class I                                      238,355           (1)        238,354       --      238,354       238,354
BlackRock Total Return V.I. Fund -
  Class I                                      167,920        1,005         168,925       --      168,925       168,925
BlackRock Utilities and
  Telecommunications V.I. Fund -
  Class I                                      322,931           --         322,931       --      322,931       322,931
BlackRock Value Opportunities V.I.
  Fund - Class I                               845,990           --         845,990       --      845,990       845,990
Delaware VIP Balanced Series -
  Standard Class                               332,724           (1)        332,723       --      332,723       332,723
Delaware VIP Capital Reserves Series
  - Standard Class                             157,461          112         157,573       --      157,573       157,573
Delaware VIP Cash Reserve Series -
  Standard Class                                78,843           16          78,859       --       78,859        78,859
Delaware VIP Growth Opportunities
  Series - Standard Class                      391,025           --         391,025       --      391,025       391,025
Delaware VIP High Yield Series -
  Standard Class                               289,663           --         289,663       --      289,663       289,663
Delaware VIP Value Series - Standard
  Class                                      2,002,368           --       2,002,368    7,137    1,995,231     2,002,368
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                             1,905,426           --       1,905,426   15,142    1,890,284     1,905,426
Dreyfus VIF Small Company Stock
  Portfolio - Initial Shares                        --           --              --       --           --            --
Fidelity VIP Asset Manager Portfolio -
  Initial Class                              1,499,698           --       1,499,698   11,478    1,488,220     1,499,698
Fidelity VIP Contrafund Portfolio -
  Initial Class                                749,411           --         749,411   16,004      733,407       749,411
Fidelity VIP Growth Portfolio - Initial
  Class                                        986,025           --         986,025   11,900      974,125       986,025
Fidelity VIP High Income Portfolio -
  Initial Class                                317,810           --         317,810       --      317,810       317,810

                            See accompanying notes.

                                   VA I - 2

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS - CONTINUED
DECEMBER 31, 2008

                                                           Due from (to)             Contract    Contract     NET ASSETS
                                             Investment      AIG Life                owners -    owners -   ATTRIBUTABLE TO
                                           securities - at   Insurance               annuity   accumulation CONTRACT OWNER
Sub-accounts                                 fair value       Company    NET ASSETS  reserves    reserves      RESERVES
------------------------------------------ --------------- ------------- ---------- ---------- ------------ ---------------
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class                  $1,172,370         $--      $1,172,370 $   41,615  $1,130,755    $1,172,370
Fidelity VIP Money Market Portfolio -
  Initial Class                               1,830,301          --       1,830,301     29,722   1,800,579     1,830,301
Fidelity VIP Overseas Portfolio - Initial
  Class                                          91,837          --          91,837         --      91,837        91,837
UBS U.S. Allocation Portfolio                 5,831,271          --       5,831,271         --   5,831,271     5,831,271
Van Eck Worldwide Emerging Markets
  Fund - Initial Class                          139,471          --         139,471         --     139,471       139,471
Van Eck Worldwide Hard Assets Fund -
  Initial Class                                 168,887          (1)        168,886      7,157     161,729       168,886
Vanguard 500 Index Fund                          15,959          --          15,959     15,959          --        15,959
Vanguard Dividend Growth Fund                   120,647          --         120,647    120,647          --       120,647
Vanguard GNMA Fund                              253,915          --         253,915    253,915          --       253,915
Vanguard Health Care Fund                        41,153          --          41,153     41,153          --        41,153
Vanguard Inflation-Protected Securities
  Fund                                          297,091          --         297,091    297,091          --       297,091
Vanguard International Growth Fund                7,091          (1)          7,090      7,090          --         7,090
Vanguard LifeStrategy Conservative
  Growth Fund                                   191,341          --         191,341    191,341          --       191,341
Vanguard LifeStrategy Growth Fund               347,947          (1)        347,946    347,946          --       347,946
Vanguard LifeStrategy Income Fund               399,832          --         399,832    399,832          --       399,832
Vanguard LifeStrategy Moderate Growth
  Fund                                          401,572          --         401,572    401,572          --       401,572
Vanguard Prime Money Market Fund                  3,966          --           3,966      3,966          --         3,966
Vanguard PRIMECAP Fund                            1,942          --           1,942      1,942          --         1,942
Vanguard Small-Cap Growth Index Fund             10,627          --          10,627     10,627          --        10,627
Vanguard Small-Cap Value Index Fund              15,148          (1)         15,147     15,147          --        15,147
Vanguard Total Bond Market Index Fund           128,746          --         128,746    128,746          --       128,746
Vanguard Total International Stock Index
  Fund                                          146,388          --         146,388    146,388          --       146,388
Vanguard U.S. Growth Fund                         2,574          --           2,574      2,574          --         2,574
Vanguard VIF Balanced Portfolio               4,390,675          --       4,390,675  4,390,675          --     4,390,675
Vanguard VIF Capital Growth Portfolio           380,370          --         380,370    380,370          --       380,370
Vanguard VIF Diversified Value Portfolio        470,130          --         470,130    470,130          --       470,130
Vanguard VIF Equity Income Portfolio            402,323          --         402,323    402,323          --       402,323
Vanguard VIF Equity Index Portfolio             336,117          --         336,117    336,117          --       336,117
Vanguard VIF Growth Portfolio                    66,342          --          66,342     66,342          --        66,342
Vanguard VIF High Yield Bond Portfolio          196,308          (1)        196,307    196,307          --       196,307
Vanguard VIF International Portfolio          1,108,521          --       1,108,521  1,108,521          --     1,108,521
Vanguard VIF Mid-Cap Index Portfolio            257,625          --         257,625    257,625          --       257,625
Vanguard VIF Money Market Portfolio             759,870          --         759,870    759,870          --       759,870
Vanguard VIF REIT Index Portfolio               240,254          --         240,254    240,254          --       240,254
Vanguard VIF Short-Term Investment-
  Grade Portfolio                               266,514          --         266,514    266,514          --       266,514
Vanguard VIF Small Company Growth
  Portfolio                                     128,491          --         128,491    128,491          --       128,491
Vanguard VIF Total Bond Market Index
  Portfolio                                     917,433          (1)        917,432    917,432          --       917,432
Vanguard VIF Total Stock Market Index
  Portfolio                                   1,863,979          --       1,863,979  1,863,979          --     1,863,979
Vanguard Wellington Fund                          2,074          (1)          2,073      2,073          --         2,073
Vanguard Windsor Fund                             1,458          (1)          1,457      1,457          --         1,457

                            See accompanying notes.

                                   VA I - 3

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                               A            B           A+B=C           D              E             F           C+D+E+F
                                      Mortality and                                            Net change in     INCREASE
                           Dividends   expense risk      NET           Net       Capital gain    unrealized   (DECREASE) IN
                             from          and        INVESTMENT     realized    distributions  appreciation    NET ASSETS
                            mutual    administrative    INCOME    gain (loss) on  from mutual  (depreciation) RESULTING FROM
Sub-accounts                 funds       charges        (LOSS)     investments       funds     of investments   OPERATIONS
-------------------------- ---------- -------------- -----------  -------------- ------------- -------------- --------------
AIM V.I. Capital
  Appreciation Fund -
  Series I                 $       --  $    (5,660)  $    (5,660)  $    (69,074)  $        --   $   (140,143)  $   (214,877)
AIM V.I. International
  Growth Fund - Series
  I                             1,903       (6,291)       (4,388)       142,334         4,603       (378,707)      (236,158)
AllianceBernstein
  Americas
  Government Income
  Portfolio - Class A       1,403,995     (134,379)    1,269,616     (1,465,073)      512,458        (64,692)       252,309
AllianceBernstein
  Balanced Shares
  Portfolio - Class A       5,207,982   (1,046,069)    4,161,913    (17,122,598)   10,289,581    (15,667,734)   (18,338,838)
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio -
  Class A                          --     (236,378)     (236,378)    (1,536,367)           --    (13,037,351)   (14,810,096)
AllianceBernstein
  Global Bond
  Portfolio - Class A       2,051,552      (81,541)    1,970,011       (929,470)           --       (257,785)       782,756
AllianceBernstein
  Global Dollar
  Government Portfolio
  - Class A                 1,268,360      (76,010)    1,192,350     (1,984,713)      384,607        409,557          1,801
AllianceBernstein
  Global Technology
  Portfolio - Class A              --     (398,271)     (398,271)    (7,058,091)           --    (10,238,976)   (17,695,338)
AllianceBernstein
  Global Technology
  Portfolio - Class B              --     (195,072)     (195,072)     1,727,606            --     (9,948,463)    (8,415,929)
AllianceBernstein
  Growth and Income
  Portfolio - Class A       2,091,414   (1,355,539)      735,875     (5,455,269)   17,805,155    (63,578,400)   (50,492,639)
AllianceBernstein
  Growth and Income
  Portfolio - Class B       2,035,037   (1,552,525)      482,512     (7,161,278)   20,997,379    (71,937,919)   (57,619,306)
AllianceBernstein
  Growth Portfolio -
  Class A                          --     (512,283)     (512,283)    (4,492,852)           --    (15,000,916)   (20,006,051)
AllianceBernstein
  Growth Portfolio -
  Class B                          --     (398,108)     (398,108)     1,525,208            --    (16,555,835)   (15,428,735)
AllianceBernstein High
  Yield Portfolio -
  Class A                   2,123,469      (91,797)    2,031,672     (3,662,415)           --      1,430,508       (200,235)
AllianceBernstein
  Intermediate Bond
  Portfolio - Class A       2,716,090   (1,453,901)    1,262,189     (4,961,563)           --     (5,988,614)    (9,687,988)
AllianceBernstein
  Intermediate Bond
  Portfolio - Class B          77,580      (20,962)       56,618        (51,607)           --       (123,713)      (118,702)
AllianceBernstein
  International Growth
  Portfolio - Class A              --   (1,037,588)   (1,037,588)    (6,496,913)    1,532,951    (38,907,175)   (44,908,725)
AllianceBernstein
  International
  Research Growth
  Portfolio - Class A              --           --            --             --            --             --             --
AllianceBernstein
  International Value
  Portfolio - Class A         436,064     (505,451)      (69,387)     2,264,952     2,405,078    (29,159,544)   (24,558,901)
AllianceBernstein Large
  Cap Growth Portfolio
  - Class A                        --     (926,233)     (926,233)    (6,435,260)           --    (25,424,172)   (32,785,665)
AllianceBernstein Large
  Cap Growth Portfolio
  - Class B                        --     (629,034)     (629,034)       (73,874)           --    (21,432,060)   (22,134,968)
AllianceBernstein
  Money Market
  Portfolio - Class A         293,144     (221,937)       71,207             --            --             --         71,207
AllianceBernstein
  Money Market
  Portfolio - Class B         266,900     (240,369)       26,531             --            --             --         26,531
AllianceBernstein Real
  Estate Investment
  Portfolio - Class A         425,254     (327,757)       97,497     (6,006,927)    6,476,193     (9,205,362)    (8,638,599)
AllianceBernstein Small
  Cap Growth Portfolio
  - Class A                        --     (339,987)     (339,987)     1,564,059            --    (15,388,603)   (14,164,531)
AllianceBernstein
  Small/Mid Cap Value
  Portfolio - Class A         267,111     (489,819)     (222,708)     2,032,128     3,797,312    (19,587,113)   (13,980,381)
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio - Class
  B                            10,431      (33,516)      (23,085)      (274,054)      244,328     (1,173,786)    (1,226,597)
AllianceBernstein
  Utility Income
  Portfolio - Class A       1,116,360     (519,143)      597,217      4,266,898     4,557,957    (25,803,271)   (16,381,199)
AllianceBernstein Value
  Portfolio - Class B         947,516     (582,151)      365,365      2,695,171     2,415,775    (26,378,482)   (20,902,171)
BlackRock Basic Value
  V.I. Fund - Class I          87,235      (56,107)       31,128       (110,266)       40,848     (1,730,183)    (1,768,473)
BlackRock Global
  Allocation V.I. Fund -
  Class I                      33,771      (25,023)        8,748        100,897         6,038       (499,813)      (384,130)
BlackRock Global
  Growth V.I. Fund -
  Class I                       1,738       (7,263)       (5,525)        (7,136)           --       (298,324)      (310,985)
BlackRock High Income
  V.I. Fund - Class I          25,242       (3,965)       21,277         (9,503)           --        (99,845)       (88,071)
BlackRock International
  Value V.I. Fund -
  Class I                      48,439      (21,270)       27,169         36,936        94,064       (995,048)      (836,879)
BlackRock Large Cap
  Core V.I. Fund -
  Class I                      18,763      (21,724)       (2,961)       (22,372)       32,270       (764,193)      (757,256)
BlackRock Large Cap
  Growth V.I. Fund -
  Class I                       2,634       (9,064)       (6,430)        54,952            --       (380,909)      (332,387)
BlackRock Money
  Market V.I. Fund -
  Class I                       6,913       (3,838)        3,075             --            --             --          3,075
BlackRock Total Return
  V.I. Fund - Class I          11,355       (3,135)        8,220         (3,918)          397        (33,927)       (29,228)
BlackRock Utilities and
  Telecommunications
  V.I. Fund - Class I          10,107       (6,147)        3,960         49,854        18,539       (252,337)      (179,984)
BlackRock Value
  Opportunities V.I.
  Fund - Class I                8,798      (18,117)       (9,319)      (120,930)       36,943       (510,835)      (604,141)
Delaware VIP Balanced
  Series - Standard
  Class                        22,331       (6,541)       15,790        (72,475)           --        (92,673)      (149,358)
Delaware VIP Capital
  Reserves Series -
  Standard Class                7,488       (1,998)        5,490            (69)           --         (7,869)        (2,448)
Delaware VIP Cash
  Reserve Series -
  Standard Class                4,483       (2,469)        2,014             --            --             --          2,014
Delaware VIP Growth
  Opportunities Series -
  Standard Class                   --      (10,204)      (10,204)      (200,921)       98,875       (300,670)      (412,920)
Delaware VIP High
  Yield Series -
  Standard Class               36,566       (5,530)       31,036        (74,226)           --        (79,300)      (122,490)
Delaware VIP Value
  Series - Standard
  Class                        84,998      (34,974)       50,024         (4,570)      244,036     (1,418,489)    (1,128,999)
Dreyfus Stock Index
  Fund, Inc. - Initial
  Shares                       60,132      (41,511)       18,621        (41,286)           --     (1,311,118)    (1,333,783)
Dreyfus VIF Small
  Company Stock
  Portfolio - Initial
  Shares                           --           --            --             --            --             --             --
Fidelity VIP Asset
  Manager Portfolio -
  Initial Class                51,964      (33,426)       18,538        130,004       298,436     (1,124,648)      (677,670)
Fidelity VIP Contrafund
  Portfolio - Initial
  Class                        10,934      (18,181)       (7,247)        39,669        42,239       (780,321)      (705,660)

                            See accompanying notes.

                                   VA I - 4

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2008

                                   A           B          A+B=C          D              E             F           C+D+E+F
                                         Mortality and                                          Net change in     INCREASE
                               Dividends  expense risk     NET          Net       Capital gain    unrealized   (DECREASE) IN
                                 from         and       INVESTMENT    realized    distributions  appreciation    NET ASSETS
                                mutual   administrative   INCOME   gain (loss) on  from mutual  (depreciation) RESULTING FROM
Sub-accounts                     funds      charges       (LOSS)    investments       funds     of investments   OPERATIONS
------------------------------ --------- -------------- ---------- -------------- ------------- -------------- --------------
Fidelity VIP Growth Portfolio
  - Initial Class              $ 12,625    $ (26,472)    $(13,847)   $  81,630      $     --     $(1,177,393)   $(1,109,610)
Fidelity VIP High Income
  Portfolio - Initial Class      35,799       (6,290)      29,509      (14,292)           --        (131,420)      (116,203)
Fidelity VIP Investment Grade
  Bond Portfolio - Initial
  Class                          71,045      (20,912)      50,133      (30,989)        1,380         (96,758)       (76,234)
Fidelity VIP Money Market
  Portfolio - Initial Class      53,567      (24,669)      28,898           --            --              --         28,898
Fidelity VIP Overseas
  Portfolio - Initial Class       3,549       (1,976)       1,573       13,711        18,718        (111,677)       (77,675)
UBS U.S. Allocation Portfolio   280,713     (123,355)     157,358     (414,006)           --      (3,295,133)    (3,551,781)
Van Eck Worldwide Emerging
  Markets Fund - Initial Class       --       (5,131)      (5,131)    (126,158)      226,187        (412,411)      (317,513)
Van Eck Worldwide Hard Assets
  Fund - Initial Class            1,666       (5,615)      (3,949)      43,408        91,217        (302,736)      (172,060)
Vanguard 500 Index Fund             494         (170)         324          248            --         (10,569)        (9,997)
Vanguard Dividend Growth Fund     2,063         (465)       1,598          432            --         (37,924)       (35,894)
Vanguard GNMA Fund                4,155         (525)       3,630          129            --           8,823         12,582
Vanguard Health Care Fund           719         (255)         464          (46)        3,596         (14,428)       (10,414)
Vanguard Inflation-Protected
  Securities Fund                15,132       (1,569)      13,563        5,602            --         (35,036)       (15,871)
Vanguard International Growth
  Fund                              294          (82)         212         (191)          472          (6,590)        (6,097)
Vanguard LifeStrategy
  Conservative Growth Fund        7,908       (1,236)       6,672       (1,322)           --         (53,135)       (47,785)
Vanguard LifeStrategy Growth
  Fund                           10,888       (2,450)       8,438      (27,403)           --        (155,936)      (174,901)
Vanguard LifeStrategy Income
  Fund                           15,952       (1,995)      13,957          142            --         (53,068)       (38,969)
Vanguard LifeStrategy
  Moderate Growth Fund           20,042       (5,171)      14,871      (57,324)           --        (250,376)      (292,829)
Vanguard Prime Money Market
  Fund                              113          (31)          82           --            --              --             82
Vanguard PRIMECAP Fund               20          (20)          --           65           147          (1,197)          (985)
Vanguard Small-Cap Growth
  Index Fund                         91         (119)         (28)          52            --          (7,541)        (7,517)
Vanguard Small-Cap Value
  Index Fund                        431         (155)         276         (196)           --          (7,666)        (7,586)
Vanguard Total Bond Market
  Index Fund                      1,052         (168)         884           63            --           6,541          7,488
Vanguard Total International
  Stock Index Fund                4,281       (1,211)       3,070       10,920            --        (140,599)      (126,609)
Vanguard U.S. Growth Fund            24          (27)          (3)          20            --          (1,685)        (1,668)
Vanguard VIF Balanced
  Portfolio                     195,455      (28,472)     166,983      (23,963)      265,696      (1,769,216)    (1,360,500)
Vanguard VIF Capital Growth
  Portfolio                       4,168       (2,648)       1,520       (3,448)       14,450        (192,233)      (179,711)
Vanguard VIF Diversified
  Value Portfolio                18,694       (3,411)      15,283       (8,073)       39,306        (334,883)      (288,367)
Vanguard VIF Equity Income
  Portfolio                      18,482       (2,773)      15,709      (12,933)       46,512        (243,115)      (193,827)
Vanguard VIF Equity Index
  Portfolio                      11,411       (2,627)       8,784      (25,501)       19,442        (225,505)      (222,780)
Vanguard VIF Growth Portfolio       728         (462)         266         (801)           --         (40,602)       (41,137)
Vanguard VIF High Yield Bond
  Portfolio                      27,340       (1,948)      25,392      (48,081)           --         (63,537)       (86,226)
Vanguard VIF International
  Portfolio                      47,080       (9,540)      37,540      (33,884)      165,259      (1,187,444)    (1,018,529)
Vanguard VIF Mid-Cap Index
  Portfolio                       6,498       (2,047)       4,451      (17,221)       57,181        (241,912)      (197,501)
Vanguard VIF Money Market
  Portfolio                      16,257       (2,968)      13,289           --            --              --         13,289
Vanguard VIF REIT Index
  Portfolio                      12,066       (1,898)      10,168      (76,016)      123,525        (208,924)      (151,247)
Vanguard VIF Short-Term
  Investment-Grade Portfolio     10,487       (1,412)       9,075           19            --         (21,175)       (12,081)
Vanguard VIF Small Company
  Growth Portfolio                1,315         (958)         357      (11,615)       20,515         (98,084)       (88,827)
Vanguard VIF Total Bond
  Market Index Portfolio         34,897       (4,428)      30,469        5,275            --             338         36,082
Vanguard VIF Total Stock
  Market Index Portfolio         33,994      (11,928)      22,066      (25,199)      128,327      (1,208,152)    (1,082,958)
Vanguard Wellington Fund          2,808         (698)       2,110      (26,886)           --         (10,349)       (35,125)
Vanguard Windsor Fund                45          (16)          29          (44)           --          (1,070)        (1,085)

                            See accompanying notes.

                                   VA I - 5

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                           Sub-accounts
                                                                  --------------------------------------------------------------
                                                                    AIM V.I.                 AllianceBernstein
                                                                    Capital      AIM V.I.         Americas      AllianceBernstein
                                                                  Appreciation International     Government      Balanced Shares
                                                                     Fund -    Growth Fund - Income Portfolio -    Portfolio -
                                                                    Series I     Series I         Class A            Class A
                                                                  ------------ ------------- ------------------ -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                    $  (5,660)   $   (4,388)     $  1,269,616      $   4,161,913
   Net realized gain (loss) on investments                           (69,074)      142,334        (1,465,073)       (17,122,598)
   Capital gain distributions from mutual funds                           --         4,603           512,458         10,289,581
   Net change in unrealized appreciation (depreciation) of
     investments                                                    (140,143)     (378,707)          (64,692)       (15,667,734)
                                                                   ---------    ----------      ------------      -------------
Increase (decrease) in net assets resulting from operations         (214,877)     (236,158)          252,309        (18,338,838)
                                                                   ---------    ----------      ------------      -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          1,570         1,870             8,093            162,555
   Administrative charges                                               (488)         (612)          (21,692)          (158,624)
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                            9,311      (191,968)      (26,401,716)       (87,161,309)
   Mortality reserve transfers                                       (15,593)       14,026               243              3,873
   Contract withdrawals                                             (212,680)     (220,619)       (1,635,065)       (13,376,938)
   Surrender charges                                                      (8)          (23)          (10,092)           (49,789)
   Death benefits                                                         --          (700)         (451,495)        (2,083,466)
   Annuity payments                                                       --          (990)           (1,991)           (15,547)
                                                                   ---------    ----------      ------------      -------------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (217,888)     (399,016)      (28,513,715)      (102,679,245)
                                                                   ---------    ----------      ------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (432,765)     (635,174)      (28,261,406)      (121,018,083)
NET ASSETS:
   Beginning of year                                                 660,935       881,109        28,261,406        121,018,083
                                                                   ---------    ----------      ------------      -------------
   End of year                                                     $ 228,170    $  245,935      $         --      $          --
                                                                   =========    ==========      ============      =============
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                    $ (10,274)   $  (11,109)     $  1,369,606      $   1,851,944
   Net realized gain (loss) on investments                           (41,438)      241,943          (266,179)         4,561,138
   Capital gain distributions from mutual funds                           --            --           252,832          3,128,062
   Net change in unrealized appreciation (depreciation) of
     investments                                                     123,027       (98,700)          500,807         (6,990,694)
                                                                   ---------    ----------      ------------      -------------
Increase (decrease) in net assets resulting from operations           71,315       132,134         1,857,066          2,550,450
                                                                   ---------    ----------      ------------      -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          2,540         2,100           140,054            517,242
   Administrative charges                                               (588)       (1,113)          (62,201)          (277,106)
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                           11,595        73,654          (346,272)        (1,292,845)
   Mortality reserve transfers                                            --            --                --                 --
   Contract withdrawals                                             (246,747)     (358,001)       (4,472,334)       (24,769,689)
   Surrender charges                                                  (1,562)       (1,403)          (24,554)          (122,060)
   Death benefits                                                     (3,167)      (32,365)         (805,606)        (3,457,717)
   Annuity payments                                                     (201)       (1,060)           (7,087)           (26,832)
                                                                   ---------    ----------      ------------      -------------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (238,130)     (318,188)       (5,578,000)       (29,429,007)
                                                                   ---------    ----------      ------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (166,815)     (186,054)       (3,720,934)       (26,878,557)
NET ASSETS:
   Beginning of year                                                 827,750     1,067,163        31,982,340        147,896,640
                                                                   ---------    ----------      ------------      -------------
   End of year                                                     $ 660,935    $  881,109      $ 28,261,406      $ 121,018,083
                                                                   =========    ==========      ============      =============

                            See accompanying notes.

                                   VA I - 6

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Sub-accounts
                                                   -------------------------------------------------------------------------
                                                                                          AllianceBernstein AllianceBernstein
                                                    AllianceBernstein   AllianceBernstein   Global Dollar        Global
                                                     Balanced Wealth       Global Bond       Government        Technology
                                                   Strategy Portfolio -    Portfolio -       Portfolio -       Portfolio -
                                                         Class A             Class A           Class A           Class A
                                                   -------------------- ----------------- ----------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $   (236,378)      $  1,970,011      $  1,192,350      $   (398,271)
   Net realized gain (loss) on investments               (1,536,367)          (929,470)       (1,984,713)       (7,058,091)
   Capital gain distributions from mutual funds                  --                 --           384,607                --
   Net change in unrealized appreciation
     (depreciation) of investments                      (13,037,351)          (257,785)          409,557       (10,238,976)
                                                       ------------       ------------      ------------      ------------
Increase (decrease) in net assets resulting from
  operations                                            (14,810,096)           782,756             1,801       (17,695,338)
                                                       ------------       ------------      ------------      ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                18,430                240             1,720            33,131
   Administrative charges                                   (37,928)           (11,917)          (10,375)          (50,538)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   80,426,021        (14,816,745)      (16,732,918)       (1,879,005)
   Mortality reserve transfers                                   --              1,629            (2,537)           (1,264)
   Contract withdrawals                                  (3,595,829)          (847,104)         (920,963)       (3,687,952)
   Surrender charges                                        (17,277)            (4,342)           (2,602)           (2,103)
   Death benefits                                          (294,905)          (175,212)          (42,540)         (422,754)
   Annuity payments                                          (3,791)                --              (152)           (9,609)
                                                       ------------       ------------      ------------      ------------
Increase (decrease) in net assets resulting from
  principal transactions                                 76,494,721        (15,853,451)      (17,710,367)       (6,020,094)
                                                       ------------       ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  61,684,625        (15,070,695)      (17,708,566)      (23,715,432)
NET ASSETS:
   Beginning of year                                             --         15,070,695        17,708,566        40,568,116
                                                       ------------       ------------      ------------      ------------
   End of year                                         $ 61,684,625       $         --      $         --      $ 16,852,684
                                                       ============       ============      ============      ============
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                        $         --       $    249,353      $    921,225      $   (595,328)
   Net realized gain (loss) on investments                       --           (407,246)         (220,247)       (9,074,198)
   Capital gain distributions from mutual funds                  --                 --           784,018                --
   Net change in unrealized appreciation
     (depreciation) of investments                               --          1,378,851          (919,532)       16,794,572
                                                       ------------       ------------      ------------      ------------
Increase (decrease) in net assets resulting from
  operations                                                     --          1,220,958           565,464         7,125,046
                                                       ------------       ------------      ------------      ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    --             41,728            35,887           166,708
   Administrative charges                                        --            (27,735)          (36,293)          (67,313)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                           --          2,222,285           433,398        (1,634,812)
   Mortality reserve transfers                                                      --                --                --
   Contract withdrawals                                          --         (2,646,210)       (4,083,736)       (8,779,802)
   Surrender charges                                             --            (12,987)          (15,656)           (8,892)
   Death benefits                                                --           (267,609)         (262,319)         (942,479)
   Annuity payments                                              --             (5,452)           (2,165)          (13,167)
                                                       ------------       ------------      ------------      ------------
Increase (decrease) in net assets resulting from
  principal transactions                                         --           (695,980)       (3,930,884)      (11,279,757)
                                                       ------------       ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          --            524,978        (3,365,420)       (4,154,711)
NET ASSETS:
   Beginning of year                                             --         14,545,717        21,073,986        44,722,827
                                                       ------------       ------------      ------------      ------------
   End of year                                         $         --       $ 15,070,695      $ 17,708,566      $ 40,568,116
                                                       ============       ============      ============      ============

                            See accompanying notes.

                                   VA I - 7

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Sub-accounts
                                                        ----------------------------------------------------------------------
                                                        AllianceBernstein AllianceBernstein AllianceBernstein
                                                        Global Technology    Growth and        Growth and     AllianceBernstein
                                                           Portfolio -    Income Portfolio  Income Portfolio  Growth Portfolio
                                                             Class B          - Class A         - Class B         - Class A
                                                        ----------------- ----------------- ----------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $   (195,072)     $    735,875      $    482,512      $   (512,283)
   Net realized gain (loss) on investments                   1,727,606        (5,455,269)       (7,161,278)       (4,492,852)
   Capital gain distributions from mutual funds                     --        17,805,155        20,997,379                --
   Net change in unrealized appreciation
     (depreciation) of investments                          (9,948,463)      (63,578,400)      (71,937,919)      (15,000,916)
                                                          ------------      ------------      ------------      ------------
Increase (decrease) in net assets resulting from
  operations                                                (8,415,929)      (50,492,639)      (57,619,306)      (20,006,051)
                                                          ------------      ------------      ------------      ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    8,520            75,080           109,396            23,249
   Administrative charges                                      (44,402)         (141,493)         (304,062)          (53,563)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                            (1,081,231)       (6,935,566)      (10,717,067)       (2,000,936)
   Mortality reserve transfers                                      --            (2,974)            2,718            (1,434)
   Contract withdrawals                                     (2,653,429)      (16,528,410)      (21,562,568)       (6,607,956)
   Surrender charges                                           (11,539)          (11,361)         (105,242)           (1,791)
   Death benefits                                             (550,765)       (2,791,796)       (3,099,889)         (766,563)
   Annuity payments                                             (1,453)          (33,027)          (20,208)           (5,067)
                                                          ------------      ------------      ------------      ------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (4,334,299)      (26,369,547)      (35,696,922)       (9,414,061)
                                                          ------------      ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (12,750,228)      (76,862,186)      (93,316,228)      (29,420,112)
NET ASSETS:
   Beginning of year                                        20,227,317       137,389,037       159,139,621        52,027,341
                                                          ------------      ------------      ------------      ------------
   End of year                                            $  7,477,089      $ 60,526,851      $ 65,823,393      $ 22,607,229
                                                          ============      ============      ============      ============
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $   (284,124)     $     81,519      $   (350,111)     $   (831,852)
   Net realized gain (loss) on investments                   1,278,711        11,691,209         5,582,594        (3,912,582)
   Capital gain distributions from mutual funds                     --         7,992,189         8,642,692                --
   Net change in unrealized appreciation
     (depreciation) of investments                           2,362,172       (13,171,824)       (7,716,122)       11,274,254
                                                          ------------      ------------      ------------      ------------
Increase (decrease) in net assets resulting from
  operations                                                 3,356,759         6,593,093         6,159,053         6,529,820
                                                          ------------      ------------      ------------      ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                   18,216           367,008           375,288            85,202
   Administrative charges                                      (60,241)         (209,421)         (461,720)          (77,106)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                              (852,580)       (7,922,356)       (5,287,371)       (3,869,055)
   Mortality reserve transfers                                      --                --                --                --
   Contract withdrawals                                     (2,118,602)      (41,027,889)      (21,118,294)      (13,848,862)
   Surrender charges                                           (25,856)          (32,287)         (255,200)          (26,616)
   Death benefits                                             (549,121)       (5,419,488)       (2,878,427)       (2,229,738)
   Annuity payments                                             (1,863)          (49,427)          (27,394)           (8,435)
                                                          ------------      ------------      ------------      ------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (3,590,047)      (54,293,860)      (29,653,118)      (19,974,610)
                                                          ------------      ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (233,288)      (47,700,767)      (23,494,065)      (13,444,790)
NET ASSETS:
   Beginning of year                                        20,460,605       185,089,804       182,633,686        65,472,131
                                                          ------------      ------------      ------------      ------------
   End of year                                            $ 20,227,317      $137,389,037      $159,139,621      $ 52,027,341
                                                          ============      ============      ============      ============

                            See accompanying notes.

                                   VA I - 8

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Sub-accounts
                                                        -----------------------------------------------------------------------
                                                                           AllianceBernstein AllianceBernstein AllianceBernstein
                                                        AllianceBernstein     High Yield       Intermediate      Intermediate
                                                        Growth Portfolio -    Portfolio -    Bond Portfolio -  Bond Portfolio -
                                                             Class B            Class A           Class A           Class B
                                                        ------------------ ----------------- ----------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                            $   (398,108)     $  2,031,672      $  1,262,189       $    56,618
   Net realized gain (loss) on investments                    1,525,208        (3,662,415)       (4,961,563)          (51,607)
   Capital gain distributions from mutual funds                      --                --                --                --
   Net change in unrealized appreciation
     (depreciation) of investments                          (16,555,835)        1,430,508        (5,988,614)         (123,713)
                                                           ------------      ------------      ------------       -----------
Increase (decrease) in net assets resulting from
  operations                                                (15,428,735)         (200,235)       (9,687,988)         (118,702)
                                                           ------------      ------------      ------------       -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    16,312             4,674            46,130                --
   Administrative charges                                       (80,797)          (14,146)         (225,639)           (2,759)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                             (2,277,045)      (20,277,222)       90,136,538            20,792
   Mortality reserve transfers                                       (9)               --             7,427                --
   Contract withdrawals                                      (5,268,094)       (1,011,068)      (25,242,807)         (231,204)
   Surrender charges                                            (21,406)           (2,806)          (76,235)               --
   Death benefits                                              (980,961)         (163,341)       (4,500,064)         (106,476)
   Annuity payments                                                (406)               --           (26,899)               --
                                                           ------------      ------------      ------------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (8,612,406)      (21,463,909)       60,118,451          (319,647)
                                                           ------------      ------------      ------------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (24,041,141)      (21,664,144)       50,430,463          (438,349)
NET ASSETS:
   Beginning of year                                         40,947,070        21,664,144        58,431,189         1,670,140
                                                           ------------      ------------      ------------       -----------
   End of year                                             $ 16,905,929      $         --      $108,861,652       $ 1,231,791
                                                           ============      ============      ============       ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                            $   (609,634)     $  1,662,156      $  1,965,857       $    69,537
   Net realized gain (loss) on investments                      425,684          (256,693)         (632,883)         (110,725)
   Capital gain distributions from mutual funds                      --                --                --                --
   Net change in unrealized appreciation
     (depreciation) of investments                            4,774,031        (1,482,431)          685,493           112,341
                                                           ------------      ------------      ------------       -----------
Increase (decrease) in net assets resulting from
  operations                                                  4,590,081           (76,968)        2,018,467            71,153
                                                           ------------      ------------      ------------       -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    42,602            23,703           104,465                --
   Administrative charges                                      (117,273)          (53,734)         (125,836)           (3,843)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                             (1,845,633)       (1,864,262)        5,040,397          (418,198)
   Mortality reserve transfers                                       --                --                --                --
   Contract withdrawals                                      (5,273,840)       (4,382,092)       (9,434,860)         (773,093)
   Surrender charges                                            (56,223)          (16,971)          (39,910)           (1,675)
   Death benefits                                            (1,012,282)         (600,820)       (1,281,518)          (23,635)
   Annuity payments                                                (511)           (2,107)          (23,291)               --
                                                           ------------      ------------      ------------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (8,263,160)       (6,896,283)       (5,760,553)       (1,220,444)
                                                           ------------      ------------      ------------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (3,673,079)       (6,973,251)       (3,742,086)       (1,149,291)
NET ASSETS:
   Beginning of year                                         44,620,149        28,637,395        62,173,275         2,819,431
                                                           ------------      ------------      ------------       -----------
   End of year                                             $ 40,947,070      $ 21,664,144      $ 58,431,189       $ 1,670,140
                                                           ============      ============      ============       ===========

                            See accompanying notes.

                                   VA I - 9

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                   Sub-accounts
                                                   ---------------------------------------------------------------------------
                                                   AllianceBernstein   AllianceBernstein  AllianceBernstein
                                                     International       International      International    AllianceBernstein
                                                   Growth Portfolio -   Research Growth   Value Portfolio -  Large Cap Growth
                                                        Class A       Portfolio - Class A      Class A      Portfolio - Class A
                                                   ------------------ ------------------- ----------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $ (1,037,588)      $         --       $    (69,387)      $   (926,233)
   Net realized gain (loss) on investments              (6,496,913)                --          2,264,952         (6,435,260)
   Capital gain distributions from mutual funds          1,532,951                 --          2,405,078                 --
   Net change in unrealized appreciation
     (depreciation) of investments                     (38,907,175)                --        (29,159,544)       (25,424,172)
                                                      ------------       ------------       ------------       ------------
Increase (decrease) in net assets resulting from
  operations                                           (44,908,725)                --        (24,558,901)       (32,785,665)
                                                      ------------       ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              102,473                 --             10,784            172,324
   Administrative charges                                 (165,697)                --            (93,032)          (109,986)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  (6,703,703)                --         (2,475,278)        (4,142,526)
   Mortality reserve transfers                              11,419                 --                 --             (9,296)
   Contract withdrawals                                (10,499,027)                --         (5,823,347)       (10,916,908)
   Surrender charges                                       (24,246)                --            (24,851)            (8,721)
   Death benefits                                       (1,940,010)                --           (606,533)        (1,560,689)
   Annuity payments                                        (13,641)                --             (1,385)           (31,652)
                                                      ------------       ------------       ------------       ------------
Increase (decrease) in net assets resulting from
  principal transactions                               (19,232,432)                --         (9,013,642)       (16,607,454)
                                                      ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (64,141,157)                --        (33,572,543)       (49,393,119)
NET ASSETS:
   Beginning of year                                   103,864,837                 --         51,596,744         91,499,882
                                                      ------------       ------------       ------------       ------------
   End of year                                        $ 39,723,680       $         --       $ 18,024,201       $ 42,106,763
                                                      ============       ============       ============       ============
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                       $    111,205       $     50,930       $   (130,597)      $ (1,412,185)
   Net realized gain (loss) on investments               8,911,789         22,220,139          9,543,681         (6,071,967)
   Capital gain distributions from mutual funds         15,312,845         16,274,126          2,227,306                 --
   Net change in unrealized appreciation
     (depreciation) of investments                     (19,140,137)       (26,249,282)        (8,992,014)        19,123,782
                                                      ------------       ------------       ------------       ------------
Increase (decrease) in net assets resulting from
  operations                                             5,195,702         12,295,913          2,648,376         11,639,630
                                                      ------------       ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              165,450             24,972            255,844            256,438
   Administrative charges                                 (102,747)          (109,968)          (139,045)          (150,451)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  64,962,009        (57,838,731)           603,600         (4,284,646)
   Mortality reserve transfers                                  --                 --                 --                 --
   Contract withdrawals                                (10,563,911)        (9,387,198)       (10,648,339)       (24,701,569)
   Surrender charges                                       (31,444)           (36,941)           (58,851)           (23,614)
   Death benefits                                       (1,029,806)          (900,983)          (406,966)        (2,865,544)
   Annuity payments                                         (8,475)           (13,068)            (2,903)           (41,311)
                                                      ------------       ------------       ------------       ------------
Increase (decrease) in net assets resulting from
  principal transactions                                53,391,076        (68,261,917)       (10,396,660)       (31,810,697)
                                                      ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 58,586,778        (55,966,004)        (7,748,284)       (20,171,067)
NET ASSETS:
   Beginning of year                                    45,278,059         55,966,004         59,345,028        111,670,949
                                                      ------------       ------------       ------------       ------------
   End of year                                        $103,864,837       $         --       $ 51,596,744       $ 91,499,882
                                                      ============       ============       ============       ============

                            See accompanying notes.

                                   VA I - 10

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                               Sub-accounts
                                              ------------------------------------------------------------------------------
                                                                                                           AllianceBernstein
                                               AllianceBernstein   AllianceBernstein   AllianceBernstein      Real Estate
                                               Large Cap Growth      Money Market        Money Market         Investment
                                              Portfolio - Class B Portfolio - Class A Portfolio - Class B Portfolio - Class A
                                              ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                  $   (629,034)       $     71,207        $     26,531        $     97,497
   Net realized gain (loss) on investments            (73,874)                 --                  --          (6,006,927)
   Capital gain distributions from mutual
     funds                                                 --                  --                  --           6,476,193
   Net change in unrealized appreciation
     (depreciation) of investments                (21,432,060)                 --                  --          (9,205,362)
                                                 ------------        ------------        ------------        ------------
Increase (decrease) in net assets resulting
  from operations                                 (22,134,968)             71,207              26,531          (8,638,599)
                                                 ------------        ------------        ------------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                          89,693             125,257              23,596               6,581
   Administrative charges                            (134,298)            (18,366)            (38,901)            (55,361)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             (2,685,216)         15,273,174          27,499,126          (4,095,776)
   Mortality reserve transfers                          1,637              14,447                  --               4,324
   Contract withdrawals                            (8,022,429)        (10,934,222)        (18,345,183)         (4,339,213)
   Surrender charges                                  (38,662)             (2,295)            (73,925)             (9,014)
   Death benefits                                    (939,769)         (1,158,791)         (1,538,409)           (231,512)
   Annuity payments                                   (27,862)            (18,841)             (1,705)            (12,691)
                                                 ------------        ------------        ------------        ------------
Increase (decrease) in net assets resulting
  from principal transactions                     (11,756,906)          3,280,363           7,524,599          (8,732,662)
                                                 ------------        ------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (33,891,874)          3,351,570           7,551,130         (17,371,261)
NET ASSETS:
   Beginning of year                               61,870,747          14,853,829          14,258,238          30,577,769
                                                 ------------        ------------        ------------        ------------
   End of year                                   $ 27,978,873        $ 18,205,399        $ 21,809,368        $ 13,206,508
                                                 ============        ============        ============        ============
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                  $   (894,539)       $    516,651        $    377,714        $    (11,320)
   Net realized gain (loss) on investments           (283,405)                 --                  --           5,516,473
   Capital gain distributions from mutual
     funds                                                 --                  --                  --           6,919,851
   Net change in unrealized appreciation
     (depreciation) of investments                  8,422,501                  --                  --         (18,482,955)
                                                 ------------        ------------        ------------        ------------
Increase (decrease) in net assets resulting
  from operations                                   7,244,557             516,651             377,714          (6,057,951)
                                                 ------------        ------------        ------------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                         207,285              17,000             130,205             248,665
   Administrative charges                            (186,051)            (19,343)            (36,072)            (92,560)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             (2,376,816)         14,183,129           9,706,482          (4,591,214)
   Mortality reserve transfers                             --                  --                  --                  --
   Contract withdrawals                            (7,000,467)        (16,404,993)         (9,018,332)         (8,488,213)
   Surrender charges                                  (74,264)            (15,937)            (70,511)            (43,246)
   Death benefits                                  (1,180,686)         (1,568,970)           (995,710)           (573,791)
   Annuity payments                                   (36,717)            (15,380)             (1,776)            (22,422)
                                                 ------------        ------------        ------------        ------------
Increase (decrease) in net assets resulting
  from principal transactions                     (10,647,716)         (3,824,494)           (285,714)        (13,562,781)
                                                 ------------        ------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,403,159)         (3,307,843)             92,000         (19,620,732)
NET ASSETS:
   Beginning of year                               65,273,906          18,161,672          14,166,238          50,198,501
                                                 ------------        ------------        ------------        ------------
   End of year                                   $ 61,870,747        $ 14,853,829        $ 14,258,238        $ 30,577,769
                                                 ============        ============        ============        ============

                            See accompanying notes.

                                   VA I - 11

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                   Sub-accounts
                                                   ----------------------------------------------------------------------------
                                                                       AllianceBernstein  AllianceBernstein
                                                    AllianceBernstein    Small/Mid Cap     U.S. Large Cap     AllianceBernstein
                                                    Small Cap Growth   Value Portfolio -    Blended Style      Utility Income
                                                   Portfolio - Class A      Class A      Portfolio - Class B Portfolio - Class A
                                                   ------------------- ----------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $   (339,987)      $   (222,708)       $   (23,085)       $    597,217
   Net realized gain (loss) on investments               1,564,059          2,032,128           (274,054)          4,266,898
   Capital gain distributions from mutual funds                 --          3,797,312            244,328           4,557,957
   Net change in unrealized appreciation
     (depreciation) of investments                     (15,388,603)       (19,587,113)        (1,173,786)        (25,803,271)
                                                      ------------       ------------        -----------        ------------
Increase (decrease) in net assets resulting from
  operations                                           (14,164,531)       (13,980,381)        (1,226,597)        (16,381,199)
                                                      ------------       ------------        -----------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               34,121             24,329                 --              10,485
   Administrative charges                                  (56,677)           (91,591)            (4,243)            (83,814)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  (1,299,162)        (4,310,323)           (26,652)         (2,130,297)
   Mortality reserve transfers                                  70                 --                (85)                386
   Contract withdrawals                                 (3,150,948)        (5,471,387)          (577,644)         (7,441,818)
   Surrender charges                                       (12,715)           (25,644)            (2,501)            (27,863)
   Death benefits                                         (289,241)          (638,409)            (6,899)           (796,028)
   Annuity payments                                         (8,023)           (38,014)            (2,316)             (4,893)
                                                      ------------       ------------        -----------        ------------
Increase (decrease) in net assets resulting from
  principal transactions                                (4,782,575)       (10,551,039)          (620,340)        (10,473,842)
                                                      ------------       ------------        -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (18,947,106)       (24,531,420)        (1,846,937)        (26,855,041)
NET ASSETS:
   Beginning of year                                    33,771,642         45,928,911          3,256,136          49,059,488
                                                      ------------       ------------        -----------        ------------
   End of year                                        $ 14,824,536       $ 21,397,491        $ 1,409,199        $ 22,204,447
                                                      ============       ============        ===========        ============
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                       $   (533,740)      $   (278,448)       $   (39,951)       $    404,143
   Net realized gain (loss) on investments               6,648,650          5,865,119            167,435           4,973,310
   Capital gain distributions from mutual funds                 --          3,605,775            157,754              37,043
   Net change in unrealized appreciation
     (depreciation) of investments                      (1,491,435)        (8,519,278)          (206,971)          3,760,060
                                                      ------------       ------------        -----------        ------------
Increase (decrease) in net assets resulting from
  operations                                             4,623,475            673,168             78,267           9,174,556
                                                      ------------       ------------        -----------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               72,042            194,437                 --             131,036
   Administrative charges                                  (85,639)          (135,064)            (4,497)           (107,673)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  (5,102,906)        (1,123,599)           748,037             872,559
   Mortality reserve transfers                                  --                 --                 --                  --
   Contract withdrawals                                 (5,948,180)        (8,279,086)          (656,412)         (9,307,838)
   Surrender charges                                       (22,753)           (43,573)            (1,233)            (56,847)
   Death benefits                                       (1,048,381)          (730,767)             1,216            (836,459)
   Annuity payments                                        (12,545)           (49,826)            (3,021)             (5,694)
                                                      ------------       ------------        -----------        ------------
Increase (decrease) in net assets resulting from
  principal transactions                               (12,148,362)       (10,167,478)            84,090          (9,310,916)
                                                      ------------       ------------        -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (7,524,887)        (9,494,310)           162,357            (136,360)
NET ASSETS:
   Beginning of year                                    41,296,529         55,423,221          3,093,779          49,195,848
                                                      ------------       ------------        -----------        ------------
   End of year                                        $ 33,771,642       $ 45,928,911        $ 3,256,136        $ 49,059,488
                                                      ============       ============        ===========        ============

                            See accompanying notes.

                                   VA I - 12

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Sub-accounts
                                                   --------------------------------------------------------------------------
                                                   AllianceBernstein  BlackRock Basic    BlackRock Global    BlackRock Global
                                                   Value Portfolio - Value V.I. Fund - Allocation V.I. Fund Growth V.I. Fund -
                                                        Class B           Class I           - Class I            Class I
                                                   ----------------- ----------------- -------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $    365,365       $    31,128         $    8,748          $  (5,525)
   Net realized gain (loss) on investments              2,695,171          (110,266)           100,897             (7,136)
   Capital gain distributions from mutual funds         2,415,775            40,848              6,038                 --
   Net change in unrealized appreciation
     (depreciation) of investments                    (26,378,482)       (1,730,183)          (499,813)          (298,324)
                                                     ------------       -----------         ----------          ---------
Increase (decrease) in net assets resulting from
  operations                                          (20,902,171)       (1,768,473)          (384,130)          (310,985)
                                                     ------------       -----------         ----------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              35,501               480             15,480                 --
   Administrative charges                                (109,230)           (8,854)            (3,826)            (1,004)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                 (5,104,714)         (107,352)            78,261             (8,790)
   Mortality reserve transfers                              8,264               182                 --                 --
   Contract withdrawals                                (8,308,818)         (392,477)          (246,523)           (39,467)
   Surrender charges                                      (47,839)               (8)                --                (33)
   Death benefits                                      (1,279,316)          (76,849)           (61,573)           (20,592)
   Annuity payments                                       (49,607)             (649)                --                 --
                                                     ------------       -----------         ----------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                              (14,855,759)         (585,527)          (218,181)           (69,886)
                                                     ------------       -----------         ----------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (35,757,930)       (2,354,000)          (602,311)          (380,871)
NET ASSETS:
   Beginning of year                                   59,686,693         5,107,201          1,935,800            698,074
                                                     ------------       -----------         ----------          ---------
   End of year                                       $ 23,928,763       $ 2,753,201         $1,333,489          $ 317,203
                                                     ============       ===========         ==========          =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $   (131,970)      $    (6,013)        $   25,235          $  (2,869)
   Net realized gain (loss) on investments              5,936,604           262,548            166,916             22,903
   Capital gain distributions from mutual funds         1,990,035           662,310             88,855                 --
   Net change in unrealized appreciation
     (depreciation) of investments                    (11,106,007)         (845,246)             1,921            184,276
                                                     ------------       -----------         ----------          ---------
Increase (decrease) in net assets resulting from
  operations                                           (3,311,338)           73,599            282,927            204,310
                                                     ------------       -----------         ----------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             111,655               480                480                 --
   Administrative charges                                (177,326)          (12,621)            (3,882)            (1,223)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                 (2,369,629)          (96,010)           137,462            (15,560)
   Mortality reserve transfers                                 --                --                 --                 --
   Contract withdrawals                               (10,402,888)       (1,083,289)          (509,999)          (108,144)
   Surrender charges                                      (80,072)             (268)              (239)                (1)
   Death benefits                                        (767,647)         (148,441)           (32,183)           (31,012)
   Annuity payments                                       (72,220)             (855)                --                 --
                                                     ------------       -----------         ----------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                              (13,758,127)       (1,341,004)          (408,361)          (155,940)
                                                     ------------       -----------         ----------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (17,069,465)       (1,267,405)          (125,434)            48,370
NET ASSETS:
   Beginning of year                                   76,756,158         6,374,606          2,061,234            649,704
                                                     ------------       -----------         ----------          ---------
   End of year                                       $ 59,686,693       $ 5,107,201         $1,935,800          $ 698,074
                                                     ============       ===========         ==========          =========

                            See accompanying notes.

                                   VA I - 13

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                Sub-accounts
                                                        ------------------------------------------------------------
                                                                         BlackRock
                                                        BlackRock High International  BlackRock Large BlackRock Large
                                                         Income V.I.     Value V.I.    Cap Core V.I.  Cap Growth V.I.
                                                        Fund - Class I Fund - Class I Fund - Class I  Fund - Class I
                                                        -------------- -------------- --------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $  21,277     $    27,169     $   (2,961)      $  (6,430)
   Net realized gain (loss) on investments                   (9,503)         36,936        (22,372)         54,952
   Capital gain distributions from mutual funds                  --          94,064         32,270              --
   Net change in unrealized appreciation
     (depreciation) of investments                          (99,845)       (995,048)      (764,193)       (380,909)
                                                          ---------     -----------     ----------       ---------
Increase (decrease) in net assets resulting from
  operations                                                (88,071)       (836,879)      (757,256)       (332,387)
                                                          ---------     -----------     ----------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    --              --            480              --
   Administrative charges                                      (594)         (3,672)        (3,733)         (1,254)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                              5,420        (139,324)       (23,692)         22,741
   Mortality reserve transfers                                   --              --            166              --
   Contract withdrawals                                     (60,778)       (122,900)      (108,876)       (109,087)
   Surrender charges                                             --             (10)            --              --
   Death benefits                                                --         (28,304)            --        (139,733)
   Annuity payments                                              --              --           (631)             --
                                                          ---------     -----------     ----------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                    (55,952)       (294,210)      (136,286)       (227,333)
                                                          ---------     -----------     ----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (144,023)     (1,131,089)      (893,542)       (559,720)
NET ASSETS:
   Beginning of year                                        348,455       2,153,299      2,013,552         984,001
                                                          ---------     -----------     ----------       ---------
   End of year                                            $ 204,432     $ 1,022,210     $1,120,010       $ 424,281
                                                          =========     ===========     ==========       =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $  27,429     $    23,386     $   (8,514)      $ (10,983)
   Net realized gain (loss) on investments                      156         262,013          9,158          27,220
   Capital gain distributions from mutual funds                  --         427,433        277,466              --
   Net change in unrealized appreciation
     (depreciation) of investments                          (25,671)       (492,342)      (148,024)         47,261
                                                          ---------     -----------     ----------       ---------
Increase (decrease) in net assets resulting from
  operations                                                  1,914         220,490        130,086          63,498
                                                          ---------     -----------     ----------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    --              --            480              --
   Administrative charges                                      (859)         (4,644)        (4,523)         (1,848)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                             12,248         (32,250)       165,116          61,896
   Mortality reserve transfers                                   --              --             --              --
   Contract withdrawals                                     (58,299)       (506,976)      (229,246)        (80,445)
   Surrender charges                                             --              --         (1,491)             --
   Death benefits                                           (28,109)        (23,542)            --              --
   Annuity payments                                              --              --           (815)             --
                                                          ---------     -----------     ----------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                    (75,019)       (567,412)       (70,479)        (20,397)
                                                          ---------     -----------     ----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (73,105)       (346,922)        59,607          43,101
NET ASSETS:
   Beginning of year                                        421,560       2,500,221      1,953,945         940,900
                                                          ---------     -----------     ----------       ---------
   End of year                                            $ 348,455     $ 2,153,299     $2,013,552       $ 984,001
                                                          =========     ===========     ==========       =========

                            See accompanying notes.

                                   VA I - 14

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Sub-accounts
                                                        ----------------------------------------------------------------
                                                                                                              BlackRock
                                                                                        BlackRock Utilities     Value
                                                        BlackRock Money BlackRock Total         and         Opportunities
                                                          Market V.I.     Return V.I.   Telecommunications   V.I. Fund -
                                                        Fund - Class I  Fund - Class I  V.I. Fund - Class I    Class I
                                                        --------------- --------------- ------------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                            $   3,075       $  8,220          $   3,960       $   (9,319)
   Net realized gain (loss) on investments                        --         (3,918)            49,854         (120,930)
   Capital gain distributions from mutual funds                   --            397             18,539           36,943
   Net change in unrealized appreciation
     (depreciation) of investments                                --        (33,927)          (252,337)        (510,835)
                                                           ---------       --------          ---------       ----------
Increase (decrease) in net assets resulting from
  operations                                                   3,075        (29,228)          (179,984)        (604,141)
                                                           ---------       --------          ---------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --             --                 --               --
   Administrative charges                                       (658)          (265)              (938)          (3,114)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                             302,784         (7,978)           (36,268)         (63,312)
   Mortality reserve transfers                                    --             --                 --               --
   Contract withdrawals                                     (372,269)       (54,047)           (81,639)        (102,437)
   Surrender charges                                              --             --                 --              (72)
   Death benefits                                                 --             --                 --              333
   Annuity payments                                               --             --                 --               --
                                                           ---------       --------          ---------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (70,143)       (62,290)          (118,845)        (168,602)
                                                           ---------       --------          ---------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (67,068)       (91,518)          (298,829)        (772,743)
NET ASSETS:
   Beginning of year                                         305,422        260,443            621,760        1,618,733
                                                           ---------       --------          ---------       ----------
   End of year                                             $ 238,354       $168,925          $ 322,931       $  845,990
                                                           =========       ========          =========       ==========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                            $  10,282       $ 10,059          $   1,852       $  (23,350)
   Net realized gain (loss) on investments                        --           (297)             9,168          103,944
   Capital gain distributions from mutual funds                   --             --             97,016          281,087
   Net change in unrealized appreciation
     (depreciation) of investments                                --         (3,524)            34,623         (367,980)
                                                           ---------       --------          ---------       ----------
Increase (decrease) in net assets resulting from
  operations                                                  10,282          6,238            142,659           (6,299)
                                                           ---------       --------          ---------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --             --             81,049               --
   Administrative charges                                       (500)          (354)            (1,171)          (4,732)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                             460,155          2,092            (54,068)        (224,079)
   Mortality reserve transfers                                    --             --                 --               --
   Contract withdrawals                                     (602,941)       (46,975)          (142,849)        (389,535)
   Surrender charges                                          (2,510)            --                 --              (36)
   Death benefits                                                 --             --                 --          (21,054)
   Annuity payments                                               --             --                 --               --
                                                           ---------       --------          ---------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                    (145,796)       (45,237)          (117,039)        (639,436)
                                                           ---------       --------          ---------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (135,514)       (38,999)            25,620         (645,735)
NET ASSETS:
   Beginning of year                                         440,936        299,442            596,140        2,264,468
                                                           ---------       --------          ---------       ----------
   End of year                                             $ 305,422       $260,443          $ 621,760       $1,618,733
                                                           =========       ========          =========       ==========

                            See accompanying notes.

                                   VA I - 15

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Sub-accounts
                                                        ----------------------------------------------------------------------
                                                                                                                Delaware VIP
                                                          Delaware VIP      Delaware VIP      Delaware VIP         Growth
                                                            Balanced      Capital Reserves    Cash Reserve      Opportunities
                                                        Series - Standard Series - Standard Series - Standard Series - Standard
                                                              Class             Class             Class             Class
                                                        ----------------- ----------------- ----------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                             $  15,790         $  5,490          $   2,014        $  (10,204)
   Net realized gain (loss) on investments                    (72,475)             (69)                --          (200,921)
   Capital gain distributions from mutual funds                    --               --                 --            98,875
   Net change in unrealized appreciation
     (depreciation) of investments                            (92,673)          (7,869)                --          (300,670)
                                                            ---------         --------          ---------        ----------
Increase (decrease) in net assets resulting from
  operations                                                 (149,358)          (2,448)             2,014          (412,920)
                                                            ---------         --------          ---------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --               --                 --                --
   Administrative charges                                        (378)             (70)              (132)             (255)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                    7                2             (1,680)          (37,329)
   Mortality reserve transfers                                     --               --                 --                --
   Contract withdrawals                                       (50,032)              --           (157,672)         (201,957)
   Surrender charges                                               --               --                 --                --
   Death benefits                                            (104,771)              --                 --                --
   Annuity payments                                                --               --                 --                --
                                                            ---------         --------          ---------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (155,174)             (68)          (159,484)         (239,541)
                                                            ---------         --------          ---------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (304,532)          (2,516)          (157,470)         (652,461)
NET ASSETS:
   Beginning of year                                          637,255          160,089            236,329         1,043,486
                                                            ---------         --------          ---------        ----------
   End of year                                              $ 332,723         $157,573          $  78,859        $  391,025
                                                            =========         ========          =========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                             $  18,157         $  5,549          $   9,171        $  (13,096)
   Net realized gain (loss) on investments                    (18,464)             (23)                (1)           19,799
   Capital gain distributions from mutual funds                    --               --                 --                --
   Net change in unrealized appreciation
     (depreciation) of investments                             (2,292)            (622)                 1            99,487
                                                            ---------         --------          ---------        ----------
Increase (decrease) in net assets resulting from
  operations                                                   (2,599)           4,904              9,171           106,190
                                                            ---------         --------          ---------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --               --                 --                --
   Administrative charges                                        (405)             (67)              (164)             (116)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                              (13,192)              (1)               364              (364)
   Mortality reserve transfers                                     --               --                 --                --
   Contract withdrawals                                      (260,714)              --            (23,132)          (18,133)
   Surrender charges                                               --               --                 --                --
   Death benefits                                                  --               --                 --           (24,507)
   Annuity payments                                                --               --                 --                --
                                                            ---------         --------          ---------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (274,311)             (68)           (22,932)          (43,120)
                                                            ---------         --------          ---------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (276,910)           4,836            (13,761)           63,070
NET ASSETS:
   Beginning of year                                          914,165          155,253            250,090           980,416
                                                            ---------         --------          ---------        ----------
   End of year                                              $ 637,255         $160,089          $ 236,329        $1,043,486
                                                            =========         ========          =========        ==========

                            See accompanying notes.

                                   VA I - 16

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Sub-accounts
                                                        ----------------------------------------------------------------------
                                                                                                             Dreyfus VIF Small
                                                        Delaware VIP High  Delaware VIP    Dreyfus Stock       Company Stock
                                                         Yield Series -   Value Series - Index Fund, Inc. - Portfolio - Initial
                                                         Standard Class   Standard Class   Initial Shares         Shares
                                                        ----------------- -------------- ------------------ -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                             $  31,036      $    50,024      $    18,621          $      --
   Net realized gain (loss) on investments                    (74,226)          (4,570)         (41,286)                --
   Capital gain distributions from mutual funds                    --          244,036               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                            (79,300)      (1,418,489)      (1,311,118)                --
                                                            ---------      -----------      -----------          ---------
Increase (decrease) in net assets resulting from
  operations                                                 (122,490)      (1,128,999)      (1,333,783)                --
                                                            ---------      -----------      -----------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --               --            8,830                 --
   Administrative charges                                        (294)          (1,552)          (3,516)                --
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                               39,046              (15)        (169,470)                --
   Mortality reserve transfers                                     --              184          (17,461)                --
   Contract withdrawals                                       (88,335)        (446,068)        (598,053)                --
   Surrender charges                                               --               --             (182)                --
   Death benefits                                                  --          (45,394)         (15,138)                --
   Annuity payments                                                --           (4,966)          (3,926)                --
                                                            ---------      -----------      -----------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                                      (49,583)        (497,811)        (798,916)                --
                                                            ---------      -----------      -----------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (172,073)      (1,626,810)      (2,132,699)                --
NET ASSETS:
   Beginning of year                                          461,736        3,629,178        4,038,125                 --
                                                            ---------      -----------      -----------          ---------
   End of year                                              $ 289,663      $ 2,002,368      $ 1,905,426          $      --
                                                            =========      ===========      ===========          =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                             $  26,481      $    17,721      $    11,341          $  (3,661)
   Net realized gain (loss) on investments                     (9,634)         267,306          209,240           (127,307)
   Capital gain distributions from mutual funds                    --          117,699               --            182,912
   Net change in unrealized appreciation
     (depreciation) of investments                             (9,147)        (528,082)         (26,510)            10,696
                                                            ---------      -----------      -----------          ---------
Increase (decrease) in net assets resulting from
  operations                                                    7,700         (125,356)         194,071             62,640
                                                            ---------      -----------      -----------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --               --           13,030                960
   Administrative charges                                        (306)          (1,701)          (4,509)              (340)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                   (1)          13,166          (66,599)          (794,018)
   Mortality reserve transfers                                     --               --               --                 --
   Contract withdrawals                                       (23,861)        (845,307)      (1,328,629)           (92,512)
   Surrender charges                                               --               --           (3,469)              (792)
   Death benefits                                              (5,402)        (101,138)         (39,536)            (8,738)
   Annuity payments                                                --           (6,315)          (5,259)                --
                                                            ---------      -----------      -----------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                                      (29,570)        (941,295)      (1,434,971)          (895,440)
                                                            ---------      -----------      -----------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (21,870)      (1,066,651)      (1,240,900)          (832,800)
NET ASSETS:
   Beginning of year                                          483,606        4,695,829        5,279,025            832,800
                                                            ---------      -----------      -----------          ---------
   End of year                                              $ 461,736      $ 3,629,178      $ 4,038,125          $      --
                                                            =========      ===========      ===========          =========

                            See accompanying notes.

                                   VA I - 17

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                Sub-accounts
                                                   ----------------------------------------------------------------------
                                                                       Fidelity VIP
                                                   Fidelity VIP Asset   Contrafund      Fidelity VIP    Fidelity VIP High
                                                   Manager Portfolio -  Portfolio -  Growth Portfolio - Income Portfolio -
                                                      Initial Class    Initial Class   Initial Class      Initial Class
                                                   ------------------- ------------- ------------------ ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $    18,538      $    (7,247)    $   (13,847)        $  29,509
   Net realized gain (loss) on investments                 130,004           39,669          81,630           (14,292)
   Capital gain distributions from mutual funds            298,436           42,239              --                --
   Net change in unrealized appreciation
     (depreciation) of investments                      (1,124,648)        (780,321)     (1,177,393)         (131,420)
                                                       -----------      -----------     -----------         ---------
Increase (decrease) in net assets resulting from
  operations                                              (677,670)        (705,660)     (1,109,610)         (116,203)
                                                       -----------      -----------     -----------         ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                1,000            5,130           7,120             1,240
   Administrative charges                                   (2,095)          (1,438)         (2,946)             (367)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                     230,444         (258,669)       (115,237)            7,570
   Mortality reserve transfers                                (275)            (409)           (138)               --
   Contract withdrawals                                 (1,044,493)        (439,436)       (702,169)         (141,893)
   Surrender charges                                           (62)            (123)            (55)               (3)
   Death benefits                                               --          (21,433)        (10,215)           (2,176)
   Annuity payments                                         (2,335)          (1,652)         (3,200)               --
                                                       -----------      -----------     -----------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                  (817,816)        (718,030)       (826,840)         (135,629)
                                                       -----------      -----------     -----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,495,486)      (1,423,690)     (1,936,450)         (251,832)
NET ASSETS:
   Beginning of year                                     2,995,184        2,173,101       2,922,475           569,642
                                                       -----------      -----------     -----------         ---------
   End of year                                         $ 1,499,698      $   749,411     $   986,025         $ 317,810
                                                       ===========      ===========     ===========         =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                        $   163,387      $   (14,526)    $   (15,674)        $  38,436
   Net realized gain (loss) on investments                  23,035          315,475         151,784           (10,667)
   Capital gain distributions from mutual funds            115,015          532,252           2,391                --
   Net change in unrealized appreciation
     (depreciation) of investments                         175,041         (480,516)        519,072           (15,159)
                                                       -----------      -----------     -----------         ---------
Increase (decrease) in net assets resulting from
  operations                                               476,478          352,685         657,573            12,610
                                                       -----------      -----------     -----------         ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                   --            8,490           9,119             2,860
   Administrative charges                                   (2,148)          (2,348)         (3,591)             (459)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                    (487,247)        (209,335)       (129,515)          (37,073)
   Mortality reserve transfers                                  --               --              --                --
   Contract withdrawals                                 (1,222,505)        (800,942)       (835,952)         (136,949)
   Surrender charges                                        (5,593)          (1,284)           (608)             (577)
   Death benefits                                          (27,403)         (10,024)        (29,027)               --
   Annuity payments                                         (2,565)          (2,051)         (3,825)               --
                                                       -----------      -----------     -----------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                (1,747,461)      (1,017,494)       (993,399)         (172,198)
                                                       -----------      -----------     -----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,270,983)        (664,809)       (335,826)         (159,588)
NET ASSETS:
   Beginning of year                                     4,266,167        2,837,910       3,258,301           729,230
                                                       -----------      -----------     -----------         ---------
   End of year                                         $ 2,995,184      $ 2,173,101     $ 2,922,475         $ 569,642
                                                       ===========      ===========     ===========         =========

                            See accompanying notes.

                                   VA I - 18

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Sub-accounts
                                                        -------------------------------------------------------------------
                                                          Fidelity VIP                         Fidelity VIP
                                                        Investment Grade Fidelity VIP Money      Overseas         UBS U.S.
                                                        Bond Portfolio - Market Portfolio - Portfolio - Initial  Allocation
                                                         Initial Class     Initial Class           Class         Portfolio
                                                        ---------------- ------------------ ------------------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                            $   50,133       $    28,898          $   1,573      $   157,358
   Net realized gain (loss) on investments                    (30,989)               --             13,711         (414,006)
   Capital gain distributions from mutual funds                 1,380                --             18,718               --
   Net change in unrealized appreciation
     (depreciation) of investments                            (96,758)               --           (111,677)      (3,295,133)
                                                           ----------       -----------          ---------      -----------
Increase (decrease) in net assets resulting from
  operations                                                  (76,234)           28,898            (77,675)      (3,551,781)
                                                           ----------       -----------          ---------      -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --            15,480                360              600
   Administrative charges                                      (1,900)           (1,998)              (152)         (20,562)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                              405,167           669,047              4,145         (125,428)
   Mortality reserve transfers                                      3                 6                 --               --
   Contract withdrawals                                      (463,500)       (1,273,396)           (28,392)      (1,222,809)
   Surrender charges                                              (50)              (45)                --             (598)
   Death benefits                                             (51,313)           20,441                 --         (617,224)
   Annuity payments                                            (5,089)           (5,079)                --               --
                                                           ----------       -----------          ---------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (116,682)         (575,544)           (24,039)      (1,986,021)
                                                           ----------       -----------          ---------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (192,916)         (546,646)          (101,714)      (5,537,802)
NET ASSETS:
   Beginning of year                                        1,365,286         2,376,947            193,551       11,369,073
                                                           ----------       -----------          ---------      -----------
   End of year                                             $1,172,370       $ 1,830,301          $  91,837      $ 5,831,271
                                                           ==========       ===========          =========      ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                            $   44,893       $    81,049          $   3,678      $   148,517
   Net realized gain (loss) on investments                    (34,287)               --             12,363          (62,825)
   Capital gain distributions from mutual funds                    --                --             12,828               --
   Net change in unrealized appreciation
     (depreciation) of investments                             31,069                --               (939)          92,165
                                                           ----------       -----------          ---------      -----------
Increase (decrease) in net assets resulting from
  operations                                                   41,675            81,049             27,930          177,857
                                                           ----------       -----------          ---------      -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                   2,000            13,520                360            6,838
   Administrative charges                                      (1,203)           (1,805)              (181)         (30,021)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                               24,164         1,909,806             (4,544)         (37,527)
   Mortality reserve transfers                                     --                --                 --               --
   Contract withdrawals                                      (331,303)       (1,755,696)           (17,636)      (3,180,233)
   Surrender charges                                             (187)             (896)                --           (7,808)
   Death benefits                                                  --           (14,864)                --         (228,018)
   Annuity payments                                            (5,363)           (5,186)                --               --
                                                           ----------       -----------          ---------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (311,892)          144,879            (22,001)      (3,476,769)
                                                           ----------       -----------          ---------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (270,217)          225,928              5,929       (3,298,912)
NET ASSETS:
   Beginning of year                                        1,635,503         2,151,019            187,622       14,667,985
                                                           ----------       -----------          ---------      -----------
   End of year                                             $1,365,286       $ 2,376,947          $ 193,551      $11,369,073
                                                           ==========       ===========          =========      ===========

                            See accompanying notes.

                                   VA I - 19

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Sub-accounts
                                                             -----------------------------------------------------------
                                                                 Van Eck
                                                                Worldwide        Van Eck
                                                             Emerging Markets Worldwide Hard                 Vanguard
                                                              Fund - Initial  Assets Fund -  Vanguard 500 Dividend Growth
                                                                  Class       Initial Class   Index Fund       Fund
                                                             ---------------- -------------- ------------ ---------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                 $  (5,131)      $  (3,949)     $    324      $  1,598
   Net realized gain (loss) on investments                       (126,158)         43,408           248           432
   Capital gain distributions from mutual funds                   226,187          91,217            --            --
   Net change in unrealized appreciation (depreciation) of
     investments                                                 (412,411)       (302,736)      (10,569)      (37,924)
                                                                ---------       ---------      --------      --------
Increase (decrease) in net assets resulting from operations      (317,513)       (172,060)       (9,997)      (35,894)
                                                                ---------       ---------      --------      --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                       1,590              30            --            --
   Administrative charges                                            (399)           (443)           --            --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                       (62,846)       (158,888)            3       123,744
   Mortality reserve transfers                                         --          16,331            --            --
   Contract withdrawals                                          (129,412)       (143,436)           --            --
   Surrender charges                                                  (47)            (23)           --            --
   Death benefits                                                  (1,550)         (2,566)           --            --
   Annuity payments                                                    --          (1,570)       (2,112)       (5,455)
                                                                ---------       ---------      --------      --------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (192,664)       (290,565)       (2,109)      118,289
                                                                ---------       ---------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (510,177)       (462,625)      (12,106)       82,395
NET ASSETS:
   Beginning of year                                              649,648         631,511        28,065        38,252
                                                                ---------       ---------      --------      --------
   End of year                                                  $ 139,471       $ 168,886      $ 15,959      $120,647
                                                                =========       =========      ========      ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                 $  (5,758)      $  (8,609)     $    311      $    456
   Net realized gain (loss) on investments                        133,987         180,137           763           372
   Capital gain distributions from mutual funds                   144,619          82,506            --           248
   Net change in unrealized appreciation (depreciation) of
     investments                                                  (67,032)        (14,495)          278           936
                                                                ---------       ---------      --------      --------
Increase (decrease) in net assets resulting from operations       205,816         239,539         1,352         2,012
                                                                ---------       ---------      --------      --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                       1,980           2,260            --            --
   Administrative charges                                            (769)           (818)           --            --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                       (85,065)        (14,420)           (4)        9,036
   Mortality reserve transfers                                         --              --            --            --
   Contract withdrawals                                          (194,379)       (235,693)           --            --
   Surrender charges                                                 (325)           (194)           --            --
   Death benefits                                                      --         (37,851)           --            --
   Annuity payments                                                    --          (1,319)       (2,659)       (1,591)
                                                                ---------       ---------      --------      --------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (278,558)       (288,035)       (2,663)        7,445
                                                                ---------       ---------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (72,742)        (48,496)       (1,311)        9,457
NET ASSETS:
   Beginning of year                                              722,390         680,007        29,376        28,795
                                                                ---------       ---------      --------      --------
   End of year                                                  $ 649,648       $ 631,511      $ 28,065      $ 38,252
                                                                =========       =========      ========      ========

                            See accompanying notes.

                                   VA I - 20

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Sub-accounts
                                                             --------------------------------------------------------------
                                                                                           Vanguard Inflation-   Vanguard
                                                             Vanguard GNMA Vanguard Health      Protected      International
                                                                 Fund         Care Fund      Securities Fund    Growth Fund
                                                             ------------- --------------- ------------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                $  3,630       $    464          $ 13,563          $   212
   Net realized gain (loss) on investments                          129            (46)            5,602             (191)
   Capital gain distributions from mutual funds                      --          3,596                --              472
   Net change in unrealized appreciation (depreciation) of
     investments                                                  8,823        (14,428)          (35,036)          (6,590)
                                                               --------       --------          --------          -------
Increase (decrease) in net assets resulting from operations      12,582        (10,414)          (15,871)          (6,097)
                                                               --------       --------          --------          -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        --             --                --               --
   Administrative charges                                            --             --                --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                     230,225             18           148,561               (1)
   Mortality reserve transfers                                       --             --                --               --
   Contract withdrawals                                              --             --                --               --
   Surrender charges                                                 --             --                --               --
   Death benefits                                                    --             --                --               --
   Annuity payments                                              (9,784)        (6,817)          (20,529)            (837)
                                                               --------       --------          --------          -------
Increase (decrease) in net assets resulting from principal
  transactions                                                  220,441         (6,799)          128,032             (838)
                                                               --------       --------          --------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         233,023        (17,213)          112,161           (6,935)
NET ASSETS:
   Beginning of year                                             20,892         58,366           184,930           14,025
                                                               --------       --------          --------          -------
   End of year                                                 $253,915       $ 41,153          $297,091          $ 7,090
                                                               ========       ========          ========          =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                $    879       $    757          $  8,680          $   165
   Net realized gain (loss) on investments                          (61)         1,517            (1,948)              98
   Capital gain distributions from mutual funds                      --          4,246                --            1,130
   Net change in unrealized appreciation (depreciation) of
     investments                                                    398         (3,952)           10,781              540
                                                               --------       --------          --------          -------
Increase (decrease) in net assets resulting from operations       1,216          2,568            17,513            1,933
                                                               --------       --------          --------          -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        --             --                --               --
   Administrative charges                                            --             --                --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                       8,668             (6)           22,909               (3)
   Mortality reserve transfers                                       --             --                --               --
   Contract withdrawals                                              --             --                --               --
   Surrender charges                                                 --             --                --               --
   Death benefits                                                    --             --                --               --
   Annuity payments                                              (2,097)        (8,027)          (12,537)          (1,048)
                                                               --------       --------          --------          -------
Increase (decrease) in net assets resulting from principal
  transactions                                                    6,571         (8,033)           10,372           (1,051)
                                                               --------       --------          --------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           7,787         (5,465)           27,885              882
NET ASSETS:
   Beginning of year                                             13,105         63,831           157,045           13,143
                                                               --------       --------          --------          -------
   End of year                                                 $ 20,892       $ 58,366          $184,930          $14,025
                                                               ========       ========          ========          =======

                            See accompanying notes.

                                   VA I - 21

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                              Sub-accounts
                                                                         -----------------------------------------------------
                                                                           Vanguard                                Vanguard
                                                                         LifeStrategy   Vanguard     Vanguard    LifeStrategy
                                                                         Conservative LifeStrategy LifeStrategy Moderate Growth
                                                                         Growth Fund  Growth Fund  Income Fund       Fund
                                                                         ------------ ------------ ------------ ---------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                            $  6,672    $   8,438     $ 13,957     $   14,871
   Net realized gain (loss) on investments                                   (1,322)     (27,403)         142        (57,324)
   Capital gain distributions from mutual funds                                  --           --           --             --
   Net change in unrealized appreciation (depreciation) of investments      (53,135)    (155,936)     (53,068)      (250,376)
                                                                           --------    ---------     --------     ----------
Increase (decrease) in net assets resulting from operations                 (47,785)    (174,901)     (38,969)      (292,829)
                                                                           --------    ---------     --------     ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                    --           --           --             --
   Administrative charges                                                        --           --           --             --
   Net transfers from (to) other Sub-accounts or fixed rate option           64,348      211,392      271,449       (278,517)
   Mortality reserve transfers                                                   --           --           --             --
   Contract withdrawals                                                          --           --           --             --
   Surrender charges                                                             --           --           --             --
   Death benefits                                                                --           --           --             --
   Annuity payments                                                         (17,002)     (29,429)     (25,262)       (70,065)
                                                                           --------    ---------     --------     ----------
Increase (decrease) in net assets resulting from principal transactions      47,346      181,963      246,187       (348,582)
                                                                           --------    ---------     --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (439)       7,062      207,218       (641,411)
NET ASSETS:
   Beginning of year                                                        191,780      340,884      192,614      1,042,983
                                                                           --------    ---------     --------     ----------
   End of year                                                             $191,341    $ 347,946     $399,832     $  401,572
                                                                           ========    =========     ========     ==========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $  3,806    $   7,107     $  6,727     $   22,638
   Net realized gain (loss) on investments                                      667       39,604        4,802         17,323
   Capital gain distributions from mutual funds                                 110           --          387          1,159
   Net change in unrealized appreciation (depreciation) of investments        1,617      (32,127)        (298)        19,883
                                                                           --------    ---------     --------     ----------
Increase (decrease) in net assets resulting from operations                   6,200       14,584       11,618         61,003
                                                                           --------    ---------     --------     ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                    --           --           --             --
   Administrative charges                                                        --           --           --             --
   Net transfers from (to) other Sub-accounts or fixed rate option          159,002      175,963      (27,642)       155,454
   Mortality reserve transfers                                                   --           --           --             --
   Contract withdrawals                                                          --           --           --             --
   Surrender charges                                                             --           --           --             --
   Death benefits                                                                --           --           --             --
   Annuity payments                                                          (6,132)     (17,728)     (13,409)       (80,427)
                                                                           --------    ---------     --------     ----------
Increase (decrease) in net assets resulting from principal transactions     152,870      158,235      (41,051)        75,027
                                                                           --------    ---------     --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     159,070      172,819      (29,433)       136,030
NET ASSETS:
   Beginning of year                                                         32,710      168,065      222,047        906,953
                                                                           --------    ---------     --------     ----------
   End of year                                                             $191,780    $ 340,884     $192,614     $1,042,983
                                                                           ========    =========     ========     ==========

                            See accompanying notes.

                                   VA I - 22

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Sub-accounts
                                                             ------------------------------------------------------------
                                                             Vanguard Prime               Vanguard Small-  Vanguard Small-
                                                              Money Market    Vanguard    Cap Growth Index Cap Value Index
                                                                  Fund      PRIMECAP Fund       Fund            Fund
                                                             -------------- ------------- ---------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                  $   82        $    --        $   (28)         $   276
   Net realized gain (loss) on investments                           --             65             52             (196)
   Capital gain distributions from mutual funds                      --            147             --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                     --         (1,197)        (7,541)          (7,666)
                                                                 ------        -------        -------          -------
Increase (decrease) in net assets resulting from operations          82           (985)        (7,517)          (7,586)
                                                                 ------        -------        -------          -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        --             --             --               --
   Administrative charges                                            --             --             --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                          --             (1)             1                1
   Mortality reserve transfers                                       --             --             --               --
   Contract withdrawals                                              --             --             --               --
   Surrender charges                                                 --             --             --               --
   Death benefits                                                    --             --             --               --
   Annuity payments                                                (387)          (252)        (1,479)          (1,843)
                                                                 ------        -------        -------          -------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (387)          (253)        (1,478)          (1,842)
                                                                 ------        -------        -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (305)        (1,238)        (8,995)          (9,428)
NET ASSETS:
   Beginning of year                                              4,271          3,180         19,622           24,575
                                                                 ------        -------        -------          -------
   End of year                                                   $3,966        $ 1,942        $10,627          $15,147
                                                                 ======        =======        =======          =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $  188        $    (5)       $   (63)         $   342
   Net realized gain (loss) on investments                           --            107            395              347
   Capital gain distributions from mutual funds                      --            176             --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                     --             47          1,411           (2,755)
                                                                 ------        -------        -------          -------
Increase (decrease) in net assets resulting from operations         188            325          1,743           (2,066)
                                                                 ------        -------        -------          -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        --             --             --               --
   Administrative charges                                            --             --             --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                          --             --             (4)              (4)
   Mortality reserve transfers                                       --             --             --               --
   Contract withdrawals                                              --             --             --               --
   Surrender charges                                                 --             --             --               --
   Death benefits                                                    --             --             --               --
   Annuity payments                                                (394)          (289)        (1,867)          (2,406)
                                                                 ------        -------        -------          -------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (394)          (289)        (1,871)          (2,410)
                                                                 ------        -------        -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (206)            36           (128)          (4,476)
NET ASSETS:
   Beginning of year                                              4,477          3,144         19,750           29,051
                                                                 ------        -------        -------          -------
   End of year                                                   $4,271        $ 3,180        $19,622          $24,575
                                                                 ======        =======        =======          =======

                            See accompanying notes.

                                   VA I - 23

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                       Sub-accounts
                                                             ---------------------------------------------------------------
                                                             Vanguard Total  Vanguard Total
                                                              Bond Market    International   Vanguard U.S.    Vanguard VIF
                                                               Index Fund   Stock Index Fund  Growth Fund  Balanced Portfolio
                                                             -------------- ---------------- ------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                 $    884       $   3,070        $    (3)      $   166,983
   Net realized gain (loss) on investments                            63          10,920             20           (23,963)
   Capital gain distributions from mutual funds                       --              --             --           265,696
   Net change in unrealized appreciation (depreciation) of
     investments                                                   6,541        (140,599)        (1,685)       (1,769,216)
                                                                --------       ---------        -------       -----------
Increase (decrease) in net assets resulting from operations        7,488        (126,609)        (1,668)       (1,360,500)
                                                                --------       ---------        -------       -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --              --             --                --
   Administrative charges                                             --              --             --                --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                      124,437              24             --           609,998
   Mortality reserve transfers                                        --              --             --                --
   Contract withdrawals                                               --              --             --                --
   Surrender charges                                                  --              --             --                --
   Death benefits                                                     --              --             --                --
   Annuity payments                                               (3,179)        (34,133)          (339)         (416,867)
                                                                --------       ---------        -------       -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   121,258         (34,109)          (339)          193,131
                                                                --------       ---------        -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          128,746        (160,718)        (2,007)       (1,167,369)
NET ASSETS:
   Beginning of year                                                  --         307,106          4,581         5,558,044
                                                                --------       ---------        -------       -----------
   End of year                                                  $128,746       $ 146,388        $ 2,574       $ 4,390,675
                                                                ========       =========        =======       ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                 $    123       $   6,199        $    (8)      $   107,432
   Net realized gain (loss) on investments                          (252)         20,233             90            81,529
   Capital gain distributions from mutual funds                       --              --             --           202,295
   Net change in unrealized appreciation (depreciation) of
     investments                                                     244          17,147            334           (21,095)
                                                                --------       ---------        -------       -----------
Increase (decrease) in net assets resulting from operations          115          43,579            416           370,161
                                                                --------       ---------        -------       -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --              --             --                --
   Administrative charges                                             --              --             --                --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                       (8,351)            (11)            --           995,423
   Mortality reserve transfers                                        --              --             --                --
   Contract withdrawals                                               --              --             --                --
   Surrender charges                                                  --              --             --                --
   Death benefits                                                     --              --             --                --
   Annuity payments                                                 (191)        (43,711)          (419)         (375,590)
                                                                --------       ---------        -------       -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (8,542)        (43,722)          (419)          619,833
                                                                --------       ---------        -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (8,427)           (143)            (3)          989,994
NET ASSETS:
   Beginning of year                                               8,427         307,249          4,584         4,568,050
                                                                --------       ---------        -------       -----------
   End of year                                                  $     --       $ 307,106        $ 4,581       $ 5,558,044
                                                                ========       =========        =======       ===========

                            See accompanying notes.

                                   VA I - 24

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Sub-accounts
                                                             ----------------------------------------------------------
                                                              Vanguard VIF    Vanguard VIF    Vanguard VIF  Vanguard VIF
                                                             Capital Growth Diversified Value Equity Income Equity Index
                                                               Portfolio        Portfolio       Portfolio    Portfolio
                                                             -------------- ----------------- ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                $   1,520        $  15,283       $  15,709    $   8,784
   Net realized gain (loss) on investments                        (3,448)          (8,073)        (12,933)     (25,501)
   Capital gain distributions from mutual funds                   14,450           39,306          46,512       19,442
   Net change in unrealized appreciation (depreciation) of
     investments                                                (192,233)        (334,883)       (243,115)    (225,505)
                                                               ---------        ---------       ---------    ---------
Increase (decrease) in net assets resulting from operations     (179,711)        (288,367)       (193,827)    (222,780)
                                                               ---------        ---------       ---------    ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --               --              --           --
   Administrative charges                                             --               --              --           --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                       75,812           34,013          (9,890)      (3,545)
   Mortality reserve transfers                                        --               --              --      (23,237)
   Contract withdrawals                                               --               --              --           --
   Surrender charges                                                  --               --              --           --
   Death benefits                                                     --               --              --           --
   Annuity payments                                              (38,753)         (47,458)        (36,414)     (48,134)
                                                               ---------        ---------       ---------    ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                    37,059          (13,445)        (46,304)     (74,916)
                                                               ---------        ---------       ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (142,652)        (301,812)       (240,131)    (297,696)
NET ASSETS:
   Beginning of year                                             523,022          771,942         642,454      633,813
                                                               ---------        ---------       ---------    ---------
   End of year                                                 $ 380,370        $ 470,130       $ 402,323    $ 336,117
                                                               =========        =========       =========    =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                $    (452)       $   9,021       $  13,099    $   4,849
   Net realized gain (loss) on investments                        16,138           25,799          13,017        8,208
   Capital gain distributions from mutual funds                    4,476           22,182          44,655       19,129
   Net change in unrealized appreciation (depreciation) of
     investments                                                   5,114          (43,256)        (42,408)      (5,944)
                                                               ---------        ---------       ---------    ---------
Increase (decrease) in net assets resulting from operations       25,276           13,746          28,363       26,242
                                                               ---------        ---------       ---------    ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --               --              --           --
   Administrative charges                                             --               --              --           --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                      345,897          370,303          40,795      232,029
   Mortality reserve transfers                                      (366)          (2,938)         (4,123)          --
   Contract withdrawals                                               --               --              --           --
   Surrender charges                                                  --               --              --           --
   Death benefits                                                     --               --              --           --
   Annuity payments                                              (25,504)         (55,635)        (46,807)     (55,252)
                                                               ---------        ---------       ---------    ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                   320,027          311,730         (10,135)     176,777
                                                               ---------        ---------       ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          345,303          325,476          18,228      203,019
NET ASSETS:
   Beginning of year                                             177,719          446,466         624,226      430,794
                                                               ---------        ---------       ---------    ---------
   End of year                                                 $ 523,022        $ 771,942       $ 642,454    $ 633,813
                                                               =========        =========       =========    =========

                            See accompanying notes.

                                   VA I - 25

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                       Sub-accounts
                                                             ---------------------------------------------------------------
                                                                               Vanguard VIF   Vanguard VIF  Vanguard VIF Mid-
                                                               Vanguard VIF   High Yield Bond International     Cap Index
                                                             Growth Portfolio    Portfolio      Portfolio       Portfolio
                                                             ---------------- --------------- ------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                  $    266        $  25,392     $    37,540      $   4,451
   Net realized gain (loss) on investments                           (801)         (48,081)        (33,884)       (17,221)
   Capital gain distributions from mutual funds                        --               --         165,259         57,181
   Net change in unrealized appreciation (depreciation) of
     investments                                                  (40,602)         (63,537)     (1,187,444)      (241,912)
                                                                 --------        ---------     -----------      ---------
Increase (decrease) in net assets resulting from operations       (41,137)         (86,226)     (1,018,529)      (197,501)
                                                                 --------        ---------     -----------      ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          --               --              --             --
   Administrative charges                                              --               --              --             --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                        11,581          (40,227)         58,136          8,175
   Mortality reserve transfers                                         --          (18,274)             --             --
   Contract withdrawals                                                --               --              --             --
   Surrender charges                                                   --               --              --             --
   Death benefits                                                      --               --              --             --
   Annuity payments                                                (7,048)         (29,921)       (128,317)       (29,622)
                                                                 --------        ---------     -----------      ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                      4,533          (88,422)        (70,181)       (21,447)
                                                                 --------        ---------     -----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (36,604)        (174,648)     (1,088,710)      (218,948)
NET ASSETS:
   Beginning of year                                              102,946          370,955       2,197,231        476,573
                                                                 --------        ---------     -----------      ---------
   End of year                                                   $ 66,342        $ 196,307     $ 1,108,521      $ 257,625
                                                                 ========        =========     ===========      =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $    119        $  23,962     $    20,056      $   2,582
   Net realized gain (loss) on investments                            365             (228)         76,182         20,092
   Capital gain distributions from mutual funds                        --               --          67,358         41,316
   Net change in unrealized appreciation (depreciation) of
     investments                                                    6,439          (18,585)        103,499        (45,288)
                                                                 --------        ---------     -----------      ---------
Increase (decrease) in net assets resulting from operations         6,923            5,149         267,095         18,702
                                                                 --------        ---------     -----------      ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          --               --              --             --
   Administrative charges                                              --               --              --             --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                        41,267           26,218         585,674        165,358
   Mortality reserve transfers                                         --           (1,712)         (2,944)            --
   Contract withdrawals                                                --               --              --             --
   Surrender charges                                                   --               --              --             --
   Death benefits                                                      --               --              --             --
   Annuity payments                                                (5,528)         (35,601)       (130,843)       (31,686)
                                                                 --------        ---------     -----------      ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                     35,739          (11,095)        451,887        133,672
                                                                 --------        ---------     -----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            42,662           (5,946)        718,982        152,374
NET ASSETS:
   Beginning of year                                               60,284          376,901       1,478,249        324,199
                                                                 --------        ---------     -----------      ---------
   End of year                                                   $102,946        $ 370,955     $ 2,197,231      $ 476,573
                                                                 ========        =========     ===========      =========

                            See accompanying notes.

                                   VA I - 26

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Sub-accounts
                                                             ----------------------------------------------------------
                                                                                         Vanguard VIF
                                                             Vanguard VIF Vanguard VIF    Short-Term      Vanguard VIF
                                                             Money Market  REIT Index  Investment-Grade  Small Company
                                                              Portfolio    Portfolio      Portfolio     Growth Portfolio
                                                             ------------ ------------ ---------------- ----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                              $    13,289   $  10,168       $  9,075        $     357
   Net realized gain (loss) on investments                            --     (76,016)            19          (11,615)
   Capital gain distributions from mutual funds                       --     123,525             --           20,515
   Net change in unrealized appreciation (depreciation) of
     investments                                                      --    (208,924)       (21,175)         (98,084)
                                                             -----------   ---------       --------        ---------
Increase (decrease) in net assets resulting from operations       13,289    (151,247)       (12,081)         (88,827)
                                                             -----------   ---------       --------        ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                  1,709,485          --             --               --
   Administrative charges                                             --          --             --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                   (2,619,464)     85,863         98,577           (1,900)
   Mortality reserve transfers                                        --          --             --               --
   Contract withdrawals                                               --          --             --               --
   Surrender charges                                                  --          --             --               --
   Death benefits                                                     --          --             --               --
   Annuity payments                                              (27,899)    (25,271)       (24,477)         (14,234)
                                                             -----------   ---------       --------        ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (937,878)     60,592         74,100          (16,134)
                                                             -----------   ---------       --------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (924,589)    (90,655)        62,019         (104,961)
NET ASSETS:
   Beginning of year                                           1,684,459     330,909        204,495          233,452
                                                             -----------   ---------       --------        ---------
   End of year                                               $   759,870   $ 240,254       $266,514        $ 128,491
                                                             ===========   =========       ========        =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                              $    17,836   $   7,523       $  5,728        $     (32)
   Net realized gain (loss) on investments                            --      (3,286)           198            3,863
   Capital gain distributions from mutual funds                       --      41,010             --           17,110
   Net change in unrealized appreciation (depreciation) of
     investments                                                      --    (134,896)         2,707          (12,571)
                                                             -----------   ---------       --------        ---------
Increase (decrease) in net assets resulting from operations       17,836     (89,649)         8,633            8,370
                                                             -----------   ---------       --------        ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                  5,843,510          --             --               --
   Administrative charges                                             --          --             --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                   (4,172,055)     15,479         71,425           68,027
   Mortality reserve transfers                                    (3,079)     (5,122)        (7,223)              --
   Contract withdrawals                                               --          --             --               --
   Surrender charges                                                  --          --             --               --
   Death benefits                                                     --          --             --               --
   Annuity payments                                               (6,052)    (34,647)       (14,182)         (15,038)
                                                             -----------   ---------       --------        ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                 1,662,324     (24,290)        50,020           52,989
                                                             -----------   ---------       --------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,680,160    (113,939)        58,653           61,359
NET ASSETS:
   Beginning of year                                               4,299     444,848        145,842          172,093
                                                             -----------   ---------       --------        ---------
   End of year                                               $ 1,684,459   $ 330,909       $204,495        $ 233,452
                                                             ===========   =========       ========        =========

                            See accompanying notes.

                                   VA I - 27

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Sub-accounts
                                                             ----------------------------------------------------------
                                                                               Vanguard VIF
                                                               Vanguard VIF    Total Stock
                                                             Total Bond Market Market Index    Vanguard       Vanguard
                                                              Index Portfolio   Portfolio   Wellington Fund Windsor Fund
                                                             ----------------- ------------ --------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                  $ 30,469      $    22,066     $   2,110      $    29
   Net realized gain (loss) on investments                          5,275          (25,199)      (26,886)         (44)
   Capital gain distributions from mutual funds                        --          128,327            --           --
   Net change in unrealized appreciation (depreciation) of
     investments                                                      338       (1,208,152)      (10,349)      (1,070)
                                                                 --------      -----------     ---------      -------
Increase (decrease) in net assets resulting from operations        36,082       (1,082,958)      (35,125)      (1,085)
                                                                 --------      -----------     ---------      -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          --               --            --           --
   Administrative charges                                              --               --            --           --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                       263,671          591,995       (80,124)          (1)
   Mortality reserve transfers                                         --               --            --           --
   Contract withdrawals                                                --               --            --           --
   Surrender charges                                                   --               --            --           --
   Death benefits                                                      --               --            --           --
   Annuity payments                                               (71,025)        (199,089)       (8,496)        (195)
                                                                 --------      -----------     ---------      -------
Increase (decrease) in net assets resulting from principal
  transactions                                                    192,646          392,906       (88,620)        (196)
                                                                 --------      -----------     ---------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           228,728         (690,052)     (123,745)      (1,281)
NET ASSETS:
   Beginning of year                                              688,704        2,554,031       125,818        2,738
                                                                 --------      -----------     ---------      -------
   End of year                                                   $917,432      $ 1,863,979     $   2,073      $ 1,457
                                                                 ========      ===========     =========      =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $ 20,895      $    12,350     $   3,119      $    22
   Net realized gain (loss) on investments                         (3,246)          61,806         1,835           59
   Capital gain distributions from mutual funds                        --          101,823         5,213          311
   Net change in unrealized appreciation (depreciation) of
     investments                                                   21,001          (73,230)         (673)        (500)
                                                                 --------      -----------     ---------      -------
Increase (decrease) in net assets resulting from operations        38,650          102,749         9,494         (108)
                                                                 --------      -----------     ---------      -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          --               --            --           --
   Administrative charges                                              --               --            --           --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                       267,535          460,763          (189)          (1)
   Mortality reserve transfers                                    (10,341)          (1,973)           --           --
   Contract withdrawals                                                --               --            --           --
   Surrender charges                                                   --               --            --           --
   Death benefits                                                      --               --            --           --
   Annuity payments                                               (51,920)        (209,521)      (12,228)        (274)
                                                                 --------      -----------     ---------      -------
Increase (decrease) in net assets resulting from principal
  transactions                                                    205,274          249,269       (12,417)        (275)
                                                                 --------      -----------     ---------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           243,924          352,018        (2,923)        (383)
NET ASSETS:
   Beginning of year                                              444,780        2,202,013       128,741        3,121
                                                                 --------      -----------     ---------      -------
   End of year                                                   $688,704      $ 2,554,031     $ 125,818      $ 2,738
                                                                 ========      ===========     =========      =======

                            See accompanying notes.

                                   VA I - 28

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Variable Account I (the "Account") was established by AIG Life Insurance Company (the "Company") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. New contracts for the following products are available for sale by the Account:
Group and Individual Immediate Variable Annuity ("GIVA") and Vanguard Lifetime Income Program Group and Individual Immediate Variable Annuity ("Vanguard SPIA"). New contracts for the following products are no longer available for sale by the Account: Ovation, Ovation Plus, Ovation Advisor, Gallery, Variable Annuity, Paradigm, Trilogy, and Profile. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

                  AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
                 AIM V.I. Capital Appreciation Fund - Series I
                 AIM V.I. International Growth Fund - Series I

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
     AllianceBernstein Americas Government Income Portfolio - Class A (6)
          AllianceBernstein Balanced Shares Portfolio - Class A (10)
      AllianceBernstein Balanced Wealth Strategy Portfolio - Class A (10)
             AllianceBernstein Global Bond Portfolio - Class A (6)
      AllianceBernstein Global Dollar Government Portfolio - Class A (6)
            AllianceBernstein Global Technology Portfolio - Class A
            AllianceBernstein Global Technology Portfolio - Class B AllianceBernstein Growth and Income Portfolio - Class A AllianceBernstein Growth and Income Portfolio - Class B
                 AllianceBernstein Growth Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class B
             AllianceBernstein High Yield Portfolio - Class A (6)
        AllianceBernstein Intermediate Bond Portfolio - Class A (6) (7)
          AllianceBernstein Intermediate Bond Portfolio - Class B (7)
        AllianceBernstein International Growth Portfolio - Class A (4)
    AllianceBernstein International Research Growth Portfolio - Class A (4)
           AllianceBernstein International Value Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class A AllianceBernstein Large Cap Growth Portfolio - Class B
              AllianceBernstein Money Market Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class B
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
           AllianceBernstein Small/Mid Cap Value Portfolio - Class A
      AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B
             AllianceBernstein Utility Income Portfolio - Class A
                  AllianceBernstein Value Portfolio - Class B

                              AMERICAN FUNDS(R):
                      American Funds(R) AMCAP Fund(R) (1)
              American Funds(R) The Bond Fund of America/SM/ (1)
        American Funds(R) Capital World Growth and Income Fund/SM/ (1)
               American Funds(R) EuroPacific Growth Fund(R) (1)
          American Funds(R) The Investment Company of America(R) (1)
                 American Funds(R) The New Economy Fund(R) (1)
                 American Funds(R) SMALLCAP World Fund(R) (1)

                                   VA I - 29

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                        AMERICAN FUNDS(R): - CONTINUED
          American Funds(R) Washington Mutual Investors Fund/SM/ (1)

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                   BlackRock Basic Value V.I. Fund - Class I
                BlackRock Global Allocation V.I. Fund - Class I
                  BlackRock Global Growth V.I. Fund - Class I
                   BlackRock High Income V.I. Fund - Class I
               BlackRock International Value V.I. Fund - Class I
                 BlackRock Large Cap Core V.I. Fund - Class I
                BlackRock Large Cap Growth V.I. Fund - Class I
                  BlackRock Money Market V.I. Fund - Class I
                BlackRock Total Return V.I. Fund - Class I (5)
        BlackRock Utilities and Telecommunications V.I. Fund - Class I
               BlackRock Value Opportunities V.I. Fund - Class I

                     DELAWARE VIP TRUST ("DELAWARE VIP"):
                 Delaware VIP Balanced Series - Standard Class
             Delaware VIP Capital Reserves Series - Standard Class
               Delaware VIP Cash Reserve Series - Standard Class
           Delaware VIP Growth Opportunities Series - Standard Class
                Delaware VIP High Yield Series - Standard Class
                  Delaware VIP Value Series - Standard Class

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
        Dreyfus VIF Small Company Stock Portfolio - Initial Shares (3)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

              FRANKLIN(R) TEMPLETON(R) INVESTMENTS ("FRANKLIN"):
             Franklin Gold and Precious Metals Fund - Class A (1) Franklin Mutual Financial Services Fund - Class A (1)
                 Franklin Templeton Foreign Fund - Class A (1)

                        MFS(R) MUTUAL FUNDS ("MFS(R)"):
                     MFS(R) Growth Fund - Class A (1) (8)
                    MFS(R) New Discovery Fund - Class A (1)
                      MFS(R) Research Fund - Class A (1)

                     OPPENHEIMERFUNDS(R) ("OPPENHEIMER"):
               Oppenheimer International Bond Fund - Class A (1)
                Oppenheimer Strategic Income Fund - Class A (1)

                              PUTNAM INVESTMENTS:
                Putnam Discovery Growth Fund - Class A (1) (11)
                  Putnam Health Sciences Trust - Class A (1)
         Putnam International Capital Opportunities Fund - Class A (1)

                                   VA I - 30

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                        PUTNAM INVESTMENTS: - CONTINUED
                       Putnam Voyager Fund - Class A (1)
              The Putnam Fund for Growth and Income - Class A (1)

                           UBS SERIES TRUST ("UBS"):
                         UBS U.S. Allocation Portfolio

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
             UIF Capital Growth Portfolio - Class I Shares (1) (9)
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
            UIF International Magnum Portfolio - Class I Shares (1)
               UIF Mid Cap Growth Portfolio - Class I Shares (1)
                   UIF Value Portfolio - Class I Shares (1)

                VAN ECK WORLDWIDE INSURANCE TRUST ("VAN ECK"):
            Van Eck Worldwide Emerging Markets Fund - Initial Class
              Van Eck Worldwide Hard Assets Fund - Initial Class

                    THE VANGUARD GROUP(R) ("VANGUARD(R)"):
                          Vanguard(R) 500 Index Fund
                       Vanguard(R) Dividend Growth Fund
                             Vanguard(R) GNMA Fund
                         Vanguard(R) Health Care Fund
                Vanguard(R) Inflation-Protected Securities Fund
                   Vanguard(R) International Growth Fund (2)
             Vanguard(R) LifeStrategy(R) Conservative Growth Fund
                    Vanguard(R) LifeStrategy(R) Growth Fund
                    Vanguard(R) LifeStrategy(R) Income Fund
               Vanguard(R) LifeStrategy(R) Moderate Growth Fund
                      Vanguard(R) Prime Money Market Fund
                           Vanguard(R) PRIMECAP Fund
                    Vanguard(R) Small-Cap Growth Index Fund
                    Vanguard(R) Small-Cap Value Index Fund
                   Vanguard(R) Total Bond Market Index Fund
               Vanguard(R) Total International Stock Index Fund
                         Vanguard(R) U.S. Growth Fund
                        Vanguard(R) Wellington(TM) Fund
                         Vanguard(R) Windsor(TM) Fund

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                      Vanguard(R) VIF Balanced Portfolio
                   Vanguard(R) VIF Capital Growth Portfolio
                  Vanguard(R) VIF Diversified Value Portfolio
                    Vanguard(R) VIF Equity Income Portfolio
                    Vanguard(R) VIF Equity Index Portfolio
                       Vanguard(R) VIF Growth Portfolio
                   Vanguard(R) VIF High Yield Bond Portfolio
                    Vanguard(R) VIF International Portfolio
                    Vanguard(R) VIF Mid-Cap Index Portfolio
                    Vanguard(R) VIF Money Market Portfolio
                     Vanguard(R) VIF REIT Index Portfolio
             Vanguard(R) VIF Short-Term Investment-Grade Portfolio
                Vanguard(R) VIF Small Company Growth Portfolio
               Vanguard(R) VIF Total Bond Market Index Portfolio
              Vanguard(R) VIF Total Stock Market Index Portfolio

                                   VA I - 31

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(1) Sub-accounts had no activity in the current year.

(2) Effective May 2, 2005, Vanguard International Growth Fund is no longer offered as an investment option.

(3) Effective April 30, 2007, Dreyfus VIF Small Company Stock Portfolio - Initial Shares was closed and liquidated.

(4) Effective December 7, 2007, AllianceBernstein International Research Growth Portfolio - Class A was acquired by AllianceBernstein International Growth Portfolio - Class A.

(5) Effective December 10, 2007, BlackRock Bond V.I. Fund - Class I changed its name to BlackRock Total Return V.I. Fund - Class I.

(6) Effective April 25, 2008, AllianceBernstein Americas Government Income Portfolio - Class A, AllianceBernstein Global Bond Portfolio - Class A, AllianceBernstein Global Dollar Government Portfolio - Class A, and AllianceBernstein High Yield Portfolio - Class A were acquired by AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A.

(7) Effective April 25, 2008, AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A and AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A and AllianceBernstein Intermediate Bond Portfolio - Class B, respectively.

(8) Effective May 1, 2008, MFS Emerging Growth Fund - Class A changed its name to MFS Growth Fund - Class A.

(9) Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

(10)Effective September 26, 2008, AllianceBernstein Balanced Shares Portfolio - Class A was acquired by AllianceBernstein Balanced Wealth Strategy Portfolio - Class A.

(11)Effective December 8, 2008, the Putnam Discovery Growth Fund - Class A is no longer offered as an investment option under the GIVA contract.

In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

RECENT ACCOUNTING PRONOUNCEMENTS - In September 2006, the FASB issued FAS
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Account adopted FAS 157 on January 1, 2008, its required effective date, and it resulted in no cumulative effect to the financial statements.

FAIR VALUE MEASUREMENTS - Beginning January 1, 2008, assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

                                   VA I - 32

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Account assets measured at fair value as of December 31, 2008 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is present. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2008.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY VALUATION - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the Funds, which value their securities at fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

ANNUITY RESERVES - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% or 5.0% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statement of Changes in Net Assets under principal transactions.

Annuity reserves are calculated according to either the 1983(a) Individual Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

                                   VA I - 33

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

ACCUMULATION UNIT - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE C - CONTRACT CHARGES

PREMIUM TAXES - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by contract follows:

                                                   MORTALITY & EXPENSE RISK AND
                                                      ADMINISTRATIVE CHARGES
CONTRACTS                                              MAXIMUM ANNUAL RATE
-------------------------------------------------  ----------------------------
Gallery                                                        1.40%
Ovation                                                        1.40%
Ovation Advisor                                                1.40%
Ovation Plus                                                   1.40%
Paradigm                                                       1.40%
Profile                                                        1.40%
GIVA                                                           1.25%
Trilogy                                                        1.40%
Vanguard SPIA                                                  0.52%
Variable Annuity                                               1.40%

ACCIDENTAL DEATH BENEFIT CHARGES - Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

ANNUAL ADMINISTRATIVE FEE - An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge. Annual fees are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

DISTRIBUTION CHARGES - Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

DEATH BENEFIT RIDER CHARGES - The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

                                   VA I - 34

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - CONTRACT CHARGES - CONTINUED

The Estate Benefit Payment is a death benefit rider. Daily charges for the Estate Benefit Payment option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from
(to) other sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subjected to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. The surrender charges and partial withdrawals are paid by redemption of units outstanding. The surrender charges and partial withdrawals are included with surrender charges in the Statement of Changes in Net Assets under principal transactions.

                                   VA I - 35

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                      Cost of     Proceeds
Sub-accounts                                                         Purchases   from Sales
------------------------------------------------------------------- ----------- ------------
AIM V.I. Capital Appreciation Fund - Series I                       $    28,323 $    251,870
AIM V.I. International Growth Fund - Series I                            21,220      420,021
AllianceBernstein Americas Government Income Portfolio - Class A      5,111,377   31,843,018
AllianceBernstein Balanced Shares Portfolio - Class A                16,204,388  104,432,140
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A       83,552,571    7,294,228
AllianceBernstein Global Bond Portfolio - Class A                     6,484,251   20,367,692
AllianceBernstein Global Dollar Government Portfolio - Class A        1,870,619   18,004,028
AllianceBernstein Global Technology Portfolio - Class A                 160,594    6,578,960
AllianceBernstein Global Technology Portfolio - Class B               1,376,387    5,905,758
AllianceBernstein Growth and Income Portfolio - Class A              20,095,145   27,923,663
AllianceBernstein Growth and Income Portfolio - Class B              24,517,637   38,734,667
AllianceBernstein Growth Portfolio - Class A                            436,812   10,363,155
AllianceBernstein Growth Portfolio - Class B                          1,199,708   10,210,222
AllianceBernstein High Yield Portfolio - Class A                      3,322,915   22,755,152
AllianceBernstein Intermediate Bond Portfolio - Class A              97,448,413   36,067,772
AllianceBernstein Intermediate Bond Portfolio - Class B                 299,127      562,156
AllianceBernstein International Growth Portfolio - Class A            3,602,311   22,339,379
AllianceBernstein International Value Portfolio - Class A             5,374,387   12,052,338
AllianceBernstein Large Cap Growth Portfolio - Class A                  438,537   17,972,224
AllianceBernstein Large Cap Growth Portfolio - Class B                1,732,726   14,118,665
AllianceBernstein Money Market Portfolio - Class A                   14,274,638   10,894,012
AllianceBernstein Money Market Portfolio - Class B                   26,753,612   19,177,624
AllianceBernstein Real Estate Investment Portfolio - Class A          8,235,267   10,394,239
AllianceBernstein Small Cap Growth Portfolio - Class A                1,321,924    6,444,486
AllianceBernstein Small/Mid Cap Value Portfolio - Class A             5,083,410   12,059,845
AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B      568,417      967,513
AllianceBernstein Utility Income Portfolio - Class A                  7,591,805   12,910,473
AllianceBernstein Value Portfolio - Class B                           4,143,474   16,218,094
BlackRock Basic Value V.I. Fund - Class I                               189,431      702,981
BlackRock Global Allocation V.I. Fund - Class I                         381,555      584,950
BlackRock Global Growth V.I. Fund - Class I                               1,738       77,149
BlackRock High Income V.I. Fund - Class I                                31,086       65,269
BlackRock International Value V.I. Fund - Class I                       156,255      329,231
BlackRock Large Cap Core V.I. Fund - Class I                             56,582      163,559
BlackRock Large Cap Growth V.I. Fund - Class I                           33,003      266,764
BlackRock Money Market V.I. Fund - Class I                              329,419      396,486
BlackRock Total Return V.I. Fund - Class I                               12,145       65,582
BlackRock Utilities and Telecommunications V.I. Fund - Class I           38,471      134,816
BlackRock Value Opportunities V.I. Fund - Class I                        93,449      234,428
Delaware VIP Balanced Series - Standard Class                            22,331      161,712
Delaware VIP Capital Reserves Series - Standard Class                     7,588        2,065
Delaware VIP Cash Reserve Series - Standard Class                        83,243      240,334
Delaware VIP Growth Opportunities Series - Standard Class               139,944      290,814
Delaware VIP High Yield Series - Standard Class                          74,026       92,573
Delaware VIP Value Series - Standard Class                              329,111      532,862
Dreyfus Stock Index Fund, Inc. - Initial Shares                          81,562      861,855
Fidelity VIP Asset Manager Portfolio - Initial Class                    703,153    1,203,996
Fidelity VIP Contrafund Portfolio - Initial Class                        86,088      769,126
Fidelity VIP Growth Portfolio - Initial Class                            19,595      860,282
Fidelity VIP High Income Portfolio - Initial Class                       51,857      157,977
Fidelity VIP Investment Grade Bond Portfolio - Initial Class            592,909      658,078
Fidelity VIP Money Market Portfolio - Initial Class                     755,527    1,302,173

                                   VA I - 36

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES - CONTINUED

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                          Cost of    Proceeds
Sub-accounts                                             Purchases  from Sales
-------------------------------------------------------- ---------- ----------
Fidelity VIP Overseas Portfolio - Initial Class          $   27,402 $   31,151
UBS U.S. Allocation Portfolio                               383,893  2,212,556
Van Eck Worldwide Emerging Markets Fund - Initial Class     229,541    201,150
Van Eck Worldwide Hard Assets Fund - Initial Class          139,768    343,064
Vanguard 500 Index Fund                                         494      2,279
Vanguard Dividend Growth Fund                               125,792      5,907
Vanguard GNMA Fund                                          234,373     10,302
Vanguard Health Care Fund                                     4,315      7,055
Vanguard Inflation-Protected Securities Fund                318,001    176,404
Vanguard International Growth Fund                              766        920
Vanguard LifeStrategy Conservative Growth Fund               72,238     18,221
Vanguard LifeStrategy Growth Fund                           489,386    298,984
Vanguard LifeStrategy Income Fund                           287,846     27,703
Vanguard LifeStrategy Moderate Growth Fund                   52,756    386,466
Vanguard Prime Money Market Fund                                113        418
Vanguard PRIMECAP Fund                                          168        274
Vanguard Small-Cap Growth Index Fund                             91      1,597
Vanguard Small-Cap Value Index Fund                             431      1,998
Vanguard Total Bond Market Index Fund                       125,485      3,344
Vanguard Total International Stock Index Fund                 4,281     35,320
Vanguard U.S. Growth Fund                                        24        366
Vanguard VIF Balanced Portfolio                           1,841,577  1,215,767
Vanguard VIF Capital Growth Portfolio                       209,312    156,282
Vanguard VIF Diversified Value Portfolio                    184,647    143,503
Vanguard VIF Equity Income Portfolio                        119,987    104,070
Vanguard VIF Equity Index Portfolio                          30,853     77,543
Vanguard VIF Growth Portfolio                                12,161      7,363
Vanguard VIF High Yield Bond Portfolio                       75,877    138,908
Vanguard VIF International Portfolio                        489,196    356,578
Vanguard VIF Mid-Cap Index Portfolio                         95,872     55,689
Vanguard VIF Money Market Portfolio                       2,071,262  2,995,851
Vanguard VIF REIT Index Portfolio                           353,133    158,849
Vanguard VIF Short-Term Investment-Grade Portfolio          109,306     26,130
Vanguard VIF Small Company Growth Portfolio                  39,358     34,619
Vanguard VIF Total Bond Market Index Portfolio              544,854    321,739
Vanguard VIF Total Stock Market Index Portfolio             783,318    240,019
Vanguard Wellington Fund                                      2,808     89,317
Vanguard Windsor Fund                                            45        211

                                   VA I - 37

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2008.

                                                                         Net Asset Value Value of Shares Cost of Shares
Sub-accounts                                                    Shares      Per Share     at Fair Value       Held      Level (a)
------------------------------------------------------------- ---------- --------------- --------------- -------------- ---------
AIM V.I. Capital Appreciation Fund - Series I                     13,509     $16.89       $    228,170    $    318,412      1
AIM V.I. International Growth Fund - Series I                     12,619      19.49            245,936         355,707      1
AllianceBernstein Balanced Wealth Strategy Portfolio - Class
  A                                                            7,147,697       8.63         61,684,625      74,721,976      1
AllianceBernstein Global Technology Portfolio - Class A        1,546,118      10.90         16,852,684      40,132,559      1
AllianceBernstein Global Technology Portfolio - Class B          700,758      10.67          7,477,090      10,742,380      1
AllianceBernstein Growth and Income Portfolio - Class A        4,620,370      13.10         60,526,851      99,165,208      1
AllianceBernstein Growth and Income Portfolio - Class B        5,075,050      12.97         65,823,393     101,882,128      1
AllianceBernstein Growth Portfolio - Class A                   1,715,268      13.18         22,607,229      38,724,621      1
AllianceBernstein Growth Portfolio - Class B                   1,313,592      12.87         16,905,929      20,182,828      1
AllianceBernstein Intermediate Bond Portfolio - Class A       10,367,776      10.50        108,861,653     116,374,844      1
AllianceBernstein Intermediate Bond Portfolio - Class B          118,442      10.40          1,231,792       1,377,423      1
AllianceBernstein International Growth Portfolio - Class A     3,172,818      12.52         39,723,681      81,598,499      1
AllianceBernstein International Value Portfolio - Class A      1,631,149      11.05         18,024,201      34,174,709      1
AllianceBernstein Large Cap Growth Portfolio - Class A         2,279,738      18.47         42,106,763      71,012,320      1
AllianceBernstein Large Cap Growth Portfolio - Class B         1,551,796      18.03         27,978,873      32,584,123      1
AllianceBernstein Money Market Portfolio - Class A            18,189,472       1.00         18,189,472      18,189,472      1
AllianceBernstein Money Market Portfolio - Class B            21,794,274       1.00         21,794,274      21,794,274      1
AllianceBernstein Real Estate Investment Portfolio - Class A   1,680,217       7.86         13,206,507      28,361,305      1
AllianceBernstein Small Cap Growth Portfolio - Class A         1,758,545       8.43         14,824,535      20,963,930      1
AllianceBernstein Small/Mid Cap Value Portfolio - Class A      2,157,005       9.92         21,397,490      35,033,996      1
AllianceBernstein U.S. Large Cap Blended Style Portfolio -
  Class B                                                        195,180       7.22          1,409,199       2,467,578      1
AllianceBernstein Utility Income Portfolio - Class A           1,353,930      16.40         22,204,447      29,955,961      1
AllianceBernstein Value Portfolio - Class B                    3,152,670       7.59         23,928,763      37,916,300      1
BlackRock Basic Value V.I. Fund - Class I                        329,725       8.35          2,753,201       4,542,100      1
BlackRock Global Allocation V.I. Fund - Class I                  106,424      12.53          1,333,489       1,571,708      1
BlackRock Global Growth V.I. Fund - Class I                       32,735       9.69            317,203         331,889      1
BlackRock High Income V.I. Fund - Class I                         43,152       4.69            202,381         327,115      1
BlackRock International Value V.I. Fund - Class I                143,771       7.11          1,022,210       1,870,486      1
BlackRock Large Cap Core V.I. Fund - Class I                      64,442      17.38          1,120,010       1,778,939      1
BlackRock Large Cap Growth V.I. Fund - Class I                    56,646       7.49            424,282         556,050      1
BlackRock Money Market V.I. Fund - Class I                       238,355       1.00            238,355         238,355      1
BlackRock Total Return V.I. Fund - Class I                        17,152       9.79            167,920         203,001      1
BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                         41,994       7.69            322,931         469,622      1
BlackRock Value Opportunities V.I. Fund - Class I                 78,260      10.81            845,990       1,790,502      1
Delaware VIP Balanced Series - Standard Class                     30,111      11.05            332,724         433,189      1
Delaware VIP Capital Reserves Series - Standard Class             17,115       9.20            157,461         167,722      1
Delaware VIP Cash Reserve Series - Standard Class                 78,843       1.00             78,843          78,843      1
Delaware VIP Growth Opportunities Series - Standard Class         34,882      11.21            391,025         660,863      1
Delaware VIP High Yield Series - Standard Class                   69,967       4.14            289,663         390,743      1
Delaware VIP Value Series - Standard Class                       156,069      12.83          2,002,368       2,555,523      1
Dreyfus Stock Index Fund, Inc. - Initial Shares                   82,917      22.98          1,905,426       2,428,385      1
Fidelity VIP Asset Manager Portfolio - Initial Class             145,460      10.31          1,499,698       2,108,037      1
Fidelity VIP Contrafund Portfolio - Initial Class                 48,695      15.39            749,411       1,411,994      1
Fidelity VIP Growth Portfolio - Initial Class                     41,905      23.53            986,025       1,251,077      1
Fidelity VIP High Income Portfolio - Initial Class                80,255       3.96            317,810         484,964      1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class      99,018      11.84          1,172,370       1,245,360      1
Fidelity VIP Money Market Portfolio - Initial Class            1,830,301       1.00          1,830,301       1,830,301      1
Fidelity VIP Overseas Portfolio - Initial Class                    7,546      12.17             91,837         110,764      1
UBS U.S. Allocation Portfolio                                    603,651       9.66          5,831,271       8,362,282      1
Van Eck Worldwide Emerging Markets Fund - Initial Class           23,720       5.88            139,471         408,253      1
Van Eck Worldwide Hard Assets Fund - Initial Class                 9,007      18.75            168,887         293,549      1

                                   VA I - 38

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS - CONTINUED

The following is a summary of fund shares owned as of December 31, 2008.

                                                            Net Asset Value Value of Shares Cost of Shares
Sub-accounts                                        Shares     Per Share     at Fair Value       Held      Level (a)
--------------------------------------------------- ------- --------------- --------------- -------------- ---------
Vanguard 500 Index Fund                                 192     $ 83.09       $   15,959      $   21,952       1
Vanguard Dividend Growth Fund                        10,889       11.08          120,647         152,508       1
Vanguard GNMA Fund                                   24,000       10.58          253,915         244,755       1
Vanguard Health Care Fund                               406      101.44           41,153          50,538       1
Vanguard Inflation-Protected Securities Fund         25,789       11.52          297,091         328,855       1
Vanguard International Growth Fund                      581       12.20            7,091          13,090       1
Vanguard LifeStrategy Conservative Growth Fund       14,387       13.30          191,341         236,527       1
Vanguard LifeStrategy Growth Fund                    21,747       16.00          347,947         501,528       1
Vanguard LifeStrategy Income Fund                    32,693       12.23          399,832         444,307       1
Vanguard LifeStrategy Moderate Growth Fund           26,629       15.08          401,572         505,719       1
Vanguard Prime Money Market Fund                      3,966        1.00            3,966           3,966       1
Vanguard PRIMECAP Fund                                   44       44.54            1,942           2,251       1
Vanguard Small-Cap Growth Index Fund                    893       11.90           10,627          14,417       1
Vanguard Small-Cap Value Index Fund                   1,484       10.21           15,148          22,563       1
Vanguard Total Bond Market Index Fund                12,647       10.18          128,746         122,204       1
Vanguard Total International Stock Index Fund        13,567       10.79          146,388         154,043       1
Vanguard U.S. Growth Fund                               210       12.26            2,574           3,271       1
Vanguard VIF Balanced Portfolio                     295,668       14.85        4,390,675       5,699,554       1
Vanguard VIF Capital Growth Portfolio                30,626       12.42          380,370         549,944       1
Vanguard VIF Diversified Value Portfolio             49,125        9.57          470,130         783,883       1
Vanguard VIF Equity Income Portfolio                 33,305       12.08          402,323         625,737       1
Vanguard VIF Equity Index Portfolio                  19,087       17.61          336,117         544,633       1
Vanguard VIF Growth Portfolio                         7,463        8.89           66,342          99,673       1
Vanguard VIF High Yield Bond Portfolio               33,216        5.91          196,308         271,292       1
Vanguard VIF International Portfolio                 93,942       11.80        1,108,521       2,031,929       1
Vanguard VIF Mid-Cap Index Portfolio                 27,942        9.22          257,625         497,070       1
Vanguard VIF Money Market Portfolio                 759,870        1.00          759,870         759,870       1
Vanguard VIF REIT Index Portfolio                    31,406        7.65          240,254         505,105       1
Vanguard VIF Short-Term Investment-Grade Portfolio   26,785        9.95          266,514         281,808       1
Vanguard VIF Small Company Growth Portfolio          13,138        9.78          128,491         229,831       1
Vanguard VIF Total Bond Market Index Portfolio       78,953       11.62          917,433         896,667       1
Vanguard VIF Total Stock Market Index Portfolio     102,586       18.17        1,863,979       2,976,206       1
Vanguard Wellington Fund                                 85       24.43            2,074           2,524       1
Vanguard Windsor Fund                                   162        9.02            1,458           2,530       1

(a)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in FAS 157 and described in Note B to the financial statements.

                                   VA I - 39

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2008.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
------------------------------------------------------------ ------------ -------------- ------------- ------------- ------------
2 AIM V.I. Capital Appreciation Fund - Series I                      --             (2)         --            --              (2)
3 AIM V.I. Capital Appreciation Fund - Series I                   1,004        (19,137)      1,518        (2,759)        (19,374)
2 AIM V.I. International Growth Fund - Series I                      --             (1)         --            --              (1)
3 AIM V.I. International Growth Fund - Series I                     114        (23,122)        718           (40)        (22,330)
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                           358     (1,202,736)         10        (1,553)     (1,203,921)
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                            --        (12,335)         --            --         (12,335)
1 AllianceBernstein Balanced Shares Portfolio - Class A           6,369     (4,291,694)        152        (3,277)     (4,288,450)
2 AllianceBernstein Balanced Shares Portfolio - Class A              --        (72,012)         --            --         (72,012)
3 AllianceBernstein Balanced Shares Portfolio - Class A              --        (25,679)         --            --         (25,679)
1 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                     7,870,517       (467,528)      6,184          (484)      7,408,689
2 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                       134,498        (11,595)         --            --         122,903
3 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                        24,068           (245)         --            --          23,823
1 AllianceBernstein Global Bond Portfolio - Class A                  12       (763,448)         79          (714)       (764,071)
2 AllianceBernstein Global Bond Portfolio - Class A                  --        (21,876)         --            --         (21,876)
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                            46       (464,082)         --          (249)       (464,285)
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                            --         (8,966)         --            --          (8,966)
1 AllianceBernstein Global Technology Portfolio - Class A         1,898       (380,472)        796        (1,476)       (379,254)
2 AllianceBernstein Global Technology Portfolio - Class A            --        (18,873)         --            --         (18,873)
3 AllianceBernstein Global Technology Portfolio - Class A           142         (3,633)         --            --          (3,491)
4 AllianceBernstein Global Technology Portfolio - Class B           559       (273,522)         --           (97)       (273,060)
5 AllianceBernstein Global Technology Portfolio - Class B            --        (19,683)         --            --         (19,683)
1 AllianceBernstein Growth and Income Portfolio - Class A         1,752       (675,464)        572        (1,413)       (674,553)
2 AllianceBernstein Growth and Income Portfolio - Class A            --        (17,589)         --            --         (17,589)
3 AllianceBernstein Growth and Income Portfolio - Class A           115        (19,844)        955        (1,090)        (19,864)
4 AllianceBernstein Growth and Income Portfolio - Class B         2,642       (955,692)         65          (548)       (953,533)
5 AllianceBernstein Growth and Income Portfolio - Class B           144        (30,943)         --            --         (30,799)
1 AllianceBernstein Growth Portfolio - Class A                      961       (392,720)        448          (706)       (392,017)
2 AllianceBernstein Growth Portfolio - Class A                       --         (7,078)         --            --          (7,078)
3 AllianceBernstein Growth Portfolio - Class A                       19         (8,164)         --            --          (8,145)
4 AllianceBernstein Growth Portfolio - Class B                      683       (364,316)         --           (17)       (363,650)
5 AllianceBernstein Growth Portfolio - Class B                       --        (12,768)         --            --         (12,768)
1 AllianceBernstein High Yield Portfolio - Class A                  454     (1,786,835)         --          (660)     (1,787,041)
2 AllianceBernstein High Yield Portfolio - Class A                   --        (51,096)         --            --         (51,096)
1 AllianceBernstein Intermediate Bond Portfolio - Class A     5,158,566     (1,810,527)      5,170        (2,685)      3,350,524
2 AllianceBernstein Intermediate Bond Portfolio - Class A       184,335        (42,938)         --            --         141,397
4 AllianceBernstein Intermediate Bond Portfolio - Class B         1,146        (21,063)         --            --         (19,917)
5 AllianceBernstein Intermediate Bond Portfolio - Class B            --            (50)         --            --             (50)
1 AllianceBernstein International Growth Portfolio - Class A      2,809       (562,062)      1,338        (1,418)       (559,333)
2 AllianceBernstein International Growth Portfolio - Class A         --        (34,009)         --            --         (34,009)
1 AllianceBernstein International Value Portfolio - Class A         492       (472,217)         57          (153)       (471,821)
2 AllianceBernstein International Value Portfolio - Class A       7,606        (22,311)         --            --         (14,705)
1 AllianceBernstein Large Cap Growth Portfolio - Class A          6,198       (604,121)        403        (1,823)       (599,343)
2 AllianceBernstein Large Cap Growth Portfolio - Class A             --        (23,926)         --            --         (23,926)
3 AllianceBernstein Large Cap Growth Portfolio - Class A             --         (1,864)         --          (165)         (2,029)
4 AllianceBernstein Large Cap Growth Portfolio - Class B          3,336       (443,711)         63        (1,122)       (441,434)
5 AllianceBernstein Large Cap Growth Portfolio - Class B          1,509        (11,912)         --            --         (10,403)
1 AllianceBernstein Money Market Portfolio - Class A          1,124,481       (863,737)      1,074        (1,191)        260,627
2 AllianceBernstein Money Market Portfolio - Class A              4,340        (24,586)         --            --         (20,246)
4 AllianceBernstein Money Market Portfolio - Class B          2,080,580     (1,493,496)         --          (128)        586,956
5 AllianceBernstein Money Market Portfolio - Class B                 --        (22,661)         --            --         (22,661)
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                           289       (318,128)      1,104        (1,433)       (318,168)

                                   VA I - 40

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-----------------------------------------------------------  ------------ -------------- ------------- ------------- ------------
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                           --         (23,819)         --            --         (23,819)
1 AllianceBernstein Small Cap Growth Portfolio - Class A         2,638        (383,046)      1,179        (1,825)       (381,054)
2 AllianceBernstein Small Cap Growth Portfolio - Class A         1,765         (24,846)         --            --         (23,081)
3 AllianceBernstein Small Cap Growth Portfolio - Class A           178            (657)         --            --            (479)
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A      1,409        (598,753)        188        (2,400)       (599,556)
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A      2,420         (14,273)         --            --         (11,853)
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                         --         (57,756)         45          (248)        (57,959)
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                         --            (319)         --            --            (319)
1 AllianceBernstein Utility Income Portfolio - Class A             333        (372,376)         12          (167)       (372,198)
2 AllianceBernstein Utility Income Portfolio - Class A              --         (11,497)         --            --         (11,497)
4 AllianceBernstein Value Portfolio - Class B                    3,017      (1,286,218)      1,252        (5,050)     (1,286,999)
5 AllianceBernstein Value Portfolio - Class B                       --         (16,577)         --            --         (16,577)
1 BlackRock Basic Value V.I. Fund - Class I                         30         (26,616)          9           (38)        (26,615)
2 BlackRock Basic Value V.I. Fund - Class I                         --          (6,729)         --            --          (6,729)
1 BlackRock Global Allocation V.I. Fund - Class I                4,148         (15,314)         --            --         (11,166)
2 BlackRock Global Allocation V.I. Fund - Class I                   --          (1,620)         --            --          (1,620)
1 BlackRock Global Growth V.I. Fund - Class I                       --          (6,297)         --            --          (6,297)
2 BlackRock Global Growth V.I. Fund - Class I                        1             (58)         --            --             (57)
1 BlackRock High Income V.I. Fund - Class I                        523          (4,554)         --            --          (4,031)
2 BlackRock High Income V.I. Fund - Class I                         --             (48)         --            --             (48)
1 BlackRock International Value V.I. Fund - Class I                 --         (15,724)         --            --         (15,724)
2 BlackRock International Value V.I. Fund - Class I                  4            (793)         --            --            (789)
1 BlackRock Large Cap Core V.I. Fund - Class I                      31          (7,873)          9           (40)         (7,873)
2 BlackRock Large Cap Core V.I. Fund - Class I                      --             (60)         --            --             (60)
1 BlackRock Large Cap Growth V.I. Fund - Class I                 2,165         (24,414)         --            --         (22,249)
1 BlackRock Money Market V.I. Fund - Class I                    20,553         (26,192)         --            --          (5,639)
2 BlackRock Money Market V.I. Fund - Class I                     3,836          (3,843)         --            --              (7)
1 BlackRock Total Return V.I. Fund - Class I                        --          (2,758)         --            --          (2,758)
2 BlackRock Total Return V.I. Fund - Class I                        --          (1,835)         --            --          (1,835)
1 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                           --          (4,975)         --            --          (4,975)
2 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                           --             (10)         --            --             (10)
1 BlackRock Value Opportunities V.I. Fund - Class I                 --          (5,648)         --            --          (5,648)
2 BlackRock Value Opportunities V.I. Fund - Class I                 --          (2,255)         --            --          (2,255)
7 Delaware VIP Balanced Series - Standard Class                     --          (6,057)         --            --          (6,057)
7 Delaware VIP Capital Reserves Series - Standard Class             --              (3)         --            --              (3)
7 Delaware VIP Cash Reserve Series - Standard Class              5,503          (5,503)         --            --              --
7 Delaware VIP Cash Reserve Series - Standard Class                 --          (8,968)         --            --          (8,968)
7 Delaware VIP Growth Opportunities Series - Standard Class         --          (3,532)         --            --          (3,532)
7 Delaware VIP Growth Opportunities Series - Standard Class         --          (6,305)         --            --          (6,305)
7 Delaware VIP High Yield Series - Standard Class                1,944             (30)         --            --           1,914
7 Delaware VIP High Yield Series - Standard Class                   58          (4,074)         --            --          (4,016)
7 Delaware VIP Value Series - Standard Class                        --              --          --            --              --
7 Delaware VIP Value Series - Standard Class                        --         (12,738)          4          (117)        (12,851)
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                   --              --          --            --              --
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                  455         (41,159)        883        (1,867)        (41,688)
3 Fidelity VIP Asset Manager Portfolio - Initial Class          11,682         (54,961)         --          (146)        (43,425)
2 Fidelity VIP Contrafund Portfolio - Initial Class                 --              --          --            --              --
3 Fidelity VIP Contrafund Portfolio - Initial Class                261         (35,463)      1,391        (1,447)        (35,258)
2 Fidelity VIP Growth Portfolio - Initial Class                     --              (1)         --            --              (1)
3 Fidelity VIP Growth Portfolio - Initial Class                    401         (46,208)         --          (188)        (45,995)
2 Fidelity VIP High Income Portfolio - Initial Class                --              --          --            --              --
3 Fidelity VIP High Income Portfolio - Initial Class               712         (11,326)         --            --         (10,614)

                                   VA I - 41

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-----------------------------------------------------------  ------------ -------------- ------------- ------------- ------------
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                         22,968        (30,608)        1,220        (1,520)       (7,940)
3 Fidelity VIP Money Market Portfolio - Initial Class           50,071        (92,295)           --          (373)      (42,597)
3 Fidelity VIP Overseas Portfolio - Initial Class                  291         (1,521)           --            --        (1,230)
1 UBS U.S. Allocation Portfolio                                     39       (115,271)           --            --      (115,232)
2 UBS U.S. Allocation Portfolio                                     --        (11,474)           --            --       (11,474)
3 Van Eck Worldwide Emerging Markets Fund - Initial Class           64         (8,616)           --            --        (8,552)
2 Van Eck Worldwide Hard Assets Fund - Initial Class                --             (1)           --            --            (1)
3 Van Eck Worldwide Hard Assets Fund - Initial Class                 1         (9,541)          427           (34)       (9,147)
1 Vanguard 500 Index Fund                                           --             --            --          (184)         (184)
6 Vanguard Dividend Growth Fund                                     --             --         8,167          (400)        7,767
1 Vanguard GNMA Fund                                                --             --        16,743          (418)       16,325
6 Vanguard GNMA Fund                                                --             --         2,576          (386)        2,190
6 Vanguard Health Care Fund                                         --             --            --          (487)         (487)
6 Vanguard Inflation-Protected Securities Fund                      --             --        11,295        (1,600)        9,695
1 Vanguard International Growth Fund                                --             --            --           (50)          (50)
1 Vanguard LifeStrategy Conservative Growth Fund                    --             --            --          (215)         (215)
6 Vanguard LifeStrategy Conservative Growth Fund                    --             --         4,787        (1,134)        3,653
1 Vanguard LifeStrategy Growth Fund                                 --             --            --           (86)          (86)
6 Vanguard LifeStrategy Growth Fund                                 --             --        14,158        (2,082)       12,076
1 Vanguard LifeStrategy Income Fund                                 --             --         4,387          (240)        4,147
6 Vanguard LifeStrategy Income Fund                                 --             --        17,658        (1,846)       15,812
1 Vanguard LifeStrategy Moderate Growth Fund                        --             --            --       (30,250)      (30,250)
6 Vanguard LifeStrategy Moderate Growth Fund                        --             --            60        (3,014)       (2,954)
1 Vanguard Prime Money Market Fund                                  --             --            --           (34)          (34)
1 Vanguard PRIMECAP Fund                                            --             --            --           (18)          (18)
1 Vanguard Small-Cap Growth Index Fund                              --             --            --          (105)         (105)
1 Vanguard Small-Cap Value Index Fund                               --             --            --          (148)         (148)
1 Vanguard Total Bond Market Index Fund                             --             --         9,990          (250)        9,740
6 Vanguard Total International Stock Index Fund                     --             --            --        (1,906)       (1,906)
1 Vanguard U.S. Growth Fund                                         --             --            --           (35)          (35)
6 Vanguard VIF Balanced Portfolio                                   --             --        38,477       (29,419)        9,058
6 Vanguard VIF Capital Growth Portfolio                             --             --         4,125        (2,576)        1,549
1 Vanguard VIF Diversified Value Portfolio                          --             --            --          (110)         (110)
6 Vanguard VIF Diversified Value Portfolio                          --             --         1,519        (3,228)       (1,709)
1 Vanguard VIF Equity Income Portfolio                              --             --            --           (45)          (45)
6 Vanguard VIF Equity Income Portfolio                              --             --            --        (3,452)       (3,452)
1 Vanguard VIF Equity Index Portfolio                               --             --            --           (55)          (55)
6 Vanguard VIF Equity Index Portfolio                               --             --            --        (6,435)       (6,435)
6 Vanguard VIF Growth Portfolio                                     --             --           901          (607)          294
1 Vanguard VIF High Yield Bond Portfolio                            --             --            --       (10,424)      (10,424)
6 Vanguard VIF High Yield Bond Portfolio                            --             --         3,980        (3,579)          401
1 Vanguard VIF International Portfolio                              --             --            --        (6,800)       (6,800)
6 Vanguard VIF International Portfolio                              --             --         4,488        (6,489)       (2,001)
6 Vanguard VIF Mid-Cap Index Portfolio                              --             --           251        (2,008)       (1,757)
1 Vanguard VIF Money Market Portfolio                               --             --        10,913          (273)       10,640
6 Vanguard VIF Money Market Portfolio                               --             --       149,623      (243,231)      (93,608)
1 Vanguard VIF REIT Index Portfolio                                 --             --            --          (100)         (100)
6 Vanguard VIF REIT Index Portfolio                                 --             --         4,611        (1,483)        3,128
6 Vanguard VIF Short-Term Investment-Grade Portfolio                --             --         8,525        (2,150)        6,375
6 Vanguard VIF Small Company Growth Portfolio                       --             --            --        (1,375)       (1,375)
1 Vanguard VIF Total Bond Market Index Portfolio                    --             --            --          (107)         (107)
6 Vanguard VIF Total Bond Market Index Portfolio                    --             --        21,807        (5,834)       15,973

                                   VA I - 42

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-----------------------------------------------------------  ------------ -------------- ------------- ------------- ------------
6 Vanguard VIF Total Stock Market Index Portfolio                 --            --          43,437        (15,493)      27,944
1 Vanguard Wellington Fund                                        --            --              --         (7,989)      (7,989)
1 Vanguard Windsor Fund                                           --            --              --            (18)         (18)

                                   VA I - 43

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
------------------------------------------------------------ ------------ -------------- ------------- ------------- ------------
2 AIM V.I. Capital Appreciation Fund - Series I                   1,252            (54)         --            --           1,198
3 AIM V.I. Capital Appreciation Fund - Series I                     197        (20,346)         --           (24)        (20,173)
2 AIM V.I. International Growth Fund - Series I                      --            (90)         --            --             (90)
3 AIM V.I. International Growth Fund - Series I                   3,961        (19,604)          5            (5)        (15,643)
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                         6,484       (256,255)         --          (313)       (250,084)
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                            --         (4,502)         --            --          (4,502)
1 AllianceBernstein Balanced Shares Portfolio - Class A          18,767     (1,008,868)         --          (953)       (991,054)
2 AllianceBernstein Balanced Shares Portfolio - Class A              --        (65,393)         --            --         (65,393)
3 AllianceBernstein Balanced Shares Portfolio - Class A             102         (2,303)         --            --          (2,201)
1 AllianceBernstein Global Bond Portfolio - Class A             117,686       (156,932)        819          (208)        (38,635)
2 AllianceBernstein Global Bond Portfolio - Class A               3,861         (4,608)         --            --            (747)
3 AllianceBernstein Global Bond Portfolio - Class A                  --            (62)         --            --             (62)
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                        15,046       (116,847)         --           (54)       (101,855)
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                            --         (5,377)         --            --          (5,377)
1 AllianceBernstein Global Technology Portfolio - Class A         3,928       (589,313)         --          (688)       (586,073)
2 AllianceBernstein Global Technology Portfolio - Class A         5,130        (23,389)         --            --         (18,259)
3 AllianceBernstein Global Technology Portfolio - Class A           403        (13,274)         --            --         (12,871)
4 AllianceBernstein Global Technology Portfolio - Class B         1,044       (198,845)         --          (102)       (197,903)
5 AllianceBernstein Global Technology Portfolio - Class B         6,719         (8,883)         --            --          (2,164)
1 AllianceBernstein Growth and Income Portfolio - Class A         5,733     (1,046,258)         --          (924)     (1,041,449)
2 AllianceBernstein Growth and Income Portfolio - Class A         1,857        (67,906)         --            --         (66,049)
3 AllianceBernstein Growth and Income Portfolio - Class A            98        (31,325)         --          (179)        (31,406)
4 AllianceBernstein Growth and Income Portfolio - Class B         7,685       (616,497)         --          (576)       (609,388)
5 AllianceBernstein Growth and Income Portfolio - Class B           258        (18,291)         --            --         (18,033)
1 AllianceBernstein Growth Portfolio - Class A                    2,924       (659,696)         --          (268)       (657,040)
2 AllianceBernstein Growth Portfolio - Class A                       --        (19,651)         --            --         (19,651)
3 AllianceBernstein Growth Portfolio - Class A                       18        (28,069)         --            --         (28,051)
4 AllianceBernstein Growth Portfolio - Class B                    1,496       (286,903)         --           (18)       (285,425)
5 AllianceBernstein Growth Portfolio - Class B                       --         (7,432)         --            --          (7,432)
1 AllianceBernstein High Yield Portfolio - Class A                2,002       (540,563)        851          (191)       (537,901)
2 AllianceBernstein High Yield Portfolio - Class A                   --        (41,176)         --            --         (41,176)
1 AllianceBernstein International Growth Portfolio - Class A  1,453,849       (284,739)      3,223          (224)      1,172,109
2 AllianceBernstein International Growth Portfolio - Class A     46,728        (10,712)         --            --          36,016
1 AllianceBernstein International Research Growth Portfolio
  - Class A                                                       1,053     (2,497,593)        209        (5,171)     (2,501,502)
2 AllianceBernstein International Research Growth Portfolio
  - Class A                                                          --       (105,524)         --            --        (105,524)
1 AllianceBernstein International Value Portfolio - Class A      36,308       (417,194)        528          (119)       (380,477)
2 AllianceBernstein International Value Portfolio - Class A          90        (20,265)         --            --         (20,175)
1 AllianceBernstein Large Cap Growth Portfolio - Class A          5,378       (965,349)         --        (1,238)       (961,209)
2 AllianceBernstein Large Cap Growth Portfolio - Class A          2,942        (60,267)         --            --         (57,325)
3 AllianceBernstein Large Cap Growth Portfolio - Class A             --         (7,312)          8          (159)         (7,463)
4 AllianceBernstein Large Cap Growth Portfolio - Class B          6,516       (330,417)      1,340        (1,197)       (323,758)
5 AllianceBernstein Large Cap Growth Portfolio - Class B            216        (21,895)         --            --         (21,679)
1 AllianceBernstein Money Market Portfolio - Class A          1,023,342     (1,305,978)        119        (1,145)       (283,662)
2 AllianceBernstein Money Market Portfolio - Class A             47,693        (46,292)         --            --           1,401
4 AllianceBernstein Money Market Portfolio - Class B            731,773       (747,955)      1,588          (135)        (14,729)
5 AllianceBernstein Money Market Portfolio - Class B             16,326        (22,697)         --            --          (6,371)
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                         5,135       (400,544)        326          (675)       (395,758)
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                         2,358        (17,704)         --            --         (15,346)
1 AllianceBernstein Small Cap Growth Portfolio - Class A          4,821       (817,226)        678          (845)       (812,572)
2 AllianceBernstein Small Cap Growth Portfolio - Class A             --        (20,530)         --            --         (20,530)
3 AllianceBernstein Small Cap Growth Portfolio - Class A          1,830           (783)         --            --           1,047

                                   VA I - 44

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
------------------------------------------------------------ ------------ -------------- ------------- ------------- ------------
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A      9,126       (470,316)       1,135        (2,357)      (462,412)
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A         87        (19,536)          --            --        (19,449)
1 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                          312,950       (642,409)       1,610        (1,419)      (329,268)
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                              156        (14,050)          --            --        (13,894)
4 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                               --        (72,272)          --            --        (72,272)
5 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                              123         (2,098)          --            --         (1,975)
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                     54,333        (46,518)          --          (210)         7,605
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                         --         (2,178)          --            --         (2,178)
1 AllianceBernstein Utility Income Portfolio - Class A          41,966       (313,480)          --          (176)      (271,690)
2 AllianceBernstein Utility Income Portfolio - Class A              83        (19,904)          --            --        (19,821)
4 AllianceBernstein Value Portfolio - Class B                    7,112       (868,027)       2,589        (4,760)      (863,086)
5 AllianceBernstein Value Portfolio - Class B                      259        (40,048)          --            --        (39,789)
1 BlackRock Basic Value V.I. Fund - Class I                         22        (59,079)          --           (40)       (59,097)
2 BlackRock Basic Value V.I. Fund - Class I                        176         (3,359)          --            --         (3,183)
1 BlackRock Global Allocation V.I. Fund - Class I                7,096        (23,551)          --            --        (16,455)
2 BlackRock Global Allocation V.I. Fund - Class I                   --         (5,511)          --            --         (5,511)
1 BlackRock Global Growth V.I. Fund - Class I                       --        (10,968)          --            --        (10,968)
2 BlackRock Global Growth V.I. Fund - Class I                       --            (49)          --            --            (49)
1 BlackRock High Income V.I. Fund - Class I                        718         (6,306)          --            --         (5,588)
2 BlackRock High Income V.I. Fund - Class I                         --            (40)          --            --            (40)
1 BlackRock International Value V.I. Fund - Class I                 --        (22,961)          --            --        (22,961)
2 BlackRock International Value V.I. Fund - Class I                 --         (3,742)          --            --         (3,742)
1 BlackRock Large Cap Core V.I. Fund - Class I                   8,405        (11,390)          --           (41)        (3,026)
2 BlackRock Large Cap Core V.I. Fund - Class I                      --           (653)          --            --           (653)
1 BlackRock Large Cap Growth V.I. Fund - Class I                 5,349         (7,204)          --            --         (1,855)
1 BlackRock Money Market V.I. Fund - Class I                    37,684        (49,872)          --            --        (12,188)
2 BlackRock Money Market V.I. Fund - Class I                        --             (6)          --            --             (6)
1 BlackRock Total Return V.I. Fund - Class I                       152         (3,338)          --            --         (3,186)
2 BlackRock Total Return V.I. Fund - Class I                        --             (4)          --            --             (4)
1 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                        3,627         (8,384)          --            --         (4,757)
2 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                           --             (9)          --            --             (9)
1 BlackRock Value Opportunities V.I. Fund - Class I                 --        (21,305)          --            --        (21,305)
2 BlackRock Value Opportunities V.I. Fund - Class I                122         (3,803)          --            --         (3,681)
7 Delaware VIP Balanced Series - Standard Class                     --         (8,027)          --            --         (8,027)
7 Delaware VIP Capital Reserves Series - Standard Class             --             (2)          --            --             (2)
7 Delaware VIP Cash Reserve Series - Standard Class                 83            (83)          --            --             --
7 Delaware VIP Cash Reserve Series - Standard Class                 --         (1,272)          --            --         (1,272)
7 Delaware VIP Growth Opportunities Series - Standard Class         --           (167)          --            --           (167)
7 Delaware VIP Growth Opportunities Series - Standard Class         --         (1,097)          --            --         (1,097)
7 Delaware VIP High Yield Series - Standard Class                   --            (27)          --            --            (27)
7 Delaware VIP High Yield Series - Standard Class                   --         (1,022)          --            --         (1,022)
7 Delaware VIP Value Series - Standard Class                        --             (1)          --            --             (1)
7 Delaware VIP Value Series - Standard Class                       278        (19,573)         124          (247)       (19,418)
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                   --           (120)          --            --           (120)
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                  562        (62,510)          --          (232)       (62,180)
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares        --         (1,040)          --            --         (1,040)
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares        59        (51,902)          --            --        (51,843)
3 Fidelity VIP Asset Manager Portfolio - Initial Class              --        (93,786)          --          (138)       (93,924)
2 Fidelity VIP Contrafund Portfolio - Initial Class                 --             (1)          --            --             (1)

                                   VA I - 45

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-----------------------------------------------------------  ------------ -------------- ------------- ------------- ------------
3 Fidelity VIP Contrafund Portfolio - Initial Class                391        (46,596)           --           (91)      (46,296)
2 Fidelity VIP Growth Portfolio - Initial Class                     --             --            --            --            --
3 Fidelity VIP Growth Portfolio - Initial Class                    467        (51,937)           --          (191)      (51,661)
2 Fidelity VIP High Income Portfolio - Initial Class                55             --            --            --            55
3 Fidelity VIP High Income Portfolio - Initial Class               216        (13,114)           --            --       (12,898)
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                          1,838        (19,992)           --          (318)      (18,472)
3 Fidelity VIP Money Market Portfolio - Initial Class          144,831       (133,666)           --          (391)       10,774
3 Fidelity VIP Overseas Portfolio - Initial Class                   17         (1,055)           --            --        (1,038)
1 UBS U.S. Allocation Portfolio                                    371       (173,228)           --            --      (172,857)
2 UBS U.S. Allocation Portfolio                                     --        (19,022)           --            --       (19,022)
3 Van Eck Worldwide Emerging Markets Fund - Initial Class           87        (11,485)           --            --       (11,398)
2 Van Eck Worldwide Hard Assets Fund - Initial Class                --             (2)           --            --            (2)
3 Van Eck Worldwide Hard Assets Fund - Initial Class                90        (10,096)            5            (5)      (10,006)
1 Vanguard 500 Index Fund                                           --             --            --          (193)         (193)
6 Vanguard Dividend Growth Fund                                     --             --           575          (102)          473
6 Vanguard GNMA Fund                                                --             --           765          (183)          582
6 Vanguard Health Care Fund                                         --             --            --          (507)         (507)
6 Vanguard Inflation-Protected Securities Fund                      --             --         1,899        (1,060)          839
1 Vanguard International Growth Fund                                --             --            --           (53)          (53)
1 Vanguard LifeStrategy Conservative Growth Fund                    --             --            --          (226)         (226)
6 Vanguard LifeStrategy Conservative Growth Fund                    --             --        11,860          (222)       11,638
1 Vanguard LifeStrategy Growth Fund                                 --             --            --           (91)          (91)
6 Vanguard LifeStrategy Growth Fund                                 --             --        11,177        (1,031)       10,146
1 Vanguard LifeStrategy Income Fund                                 --             --            --          (203)         (203)
6 Vanguard LifeStrategy Income Fund                                 --             --            --        (3,164)       (3,164)
1 Vanguard LifeStrategy Moderate Growth Fund                        --             --            62        (3,003)       (2,941)
6 Vanguard LifeStrategy Moderate Growth Fund                        --             --        10,496        (2,502)        7,994
1 Vanguard Prime Money Market Fund                                  --             --            --           (36)          (36)
1 Vanguard PRIMECAP Fund                                            --             --            --           (19)          (19)
1 Vanguard Small-Cap Growth Index Fund                              --             --            --          (110)         (110)
1 Vanguard Small-Cap Value Index Fund                               --             --            --          (157)         (157)
1 Vanguard Total Bond Market Index Fund                             --             --            --          (705)         (705)
6 Vanguard Total International Stock Index Fund                     --             --            --        (1,999)       (1,999)
1 Vanguard U.S. Growth Fund                                         --             --            --           (38)          (38)
6 Vanguard VIF Balanced Portfolio                                   --             --        64,936       (24,562)       40,374
6 Vanguard VIF Capital Growth Portfolio                             --             --        20,943        (1,670)       19,273
1 Vanguard VIF Diversified Value Portfolio                          --             --            --          (116)         (116)
6 Vanguard VIF Diversified Value Portfolio                          --             --        20,936        (3,274)       17,662
1 Vanguard VIF Equity Income Portfolio                              --             --            --           (48)          (48)
6 Vanguard VIF Equity Income Portfolio                              --             --         2,695        (3,060)         (365)
1 Vanguard VIF Equity Index Portfolio                               --             --           635           (43)          592
6 Vanguard VIF Equity Index Portfolio                               --             --        15,149        (3,617)       11,532
6 Vanguard VIF Growth Portfolio                                     --             --         3,027          (407)        2,620
1 Vanguard VIF High Yield Bond Portfolio                            --             --           743        (1,062)         (319)
6 Vanguard VIF High Yield Bond Portfolio                            --             --         1,381        (1,952)         (571)
1 Vanguard VIF International Portfolio                              --             --            --        (1,295)       (1,295)
6 Vanguard VIF International Portfolio                              --             --        27,455        (5,654)       21,801
6 Vanguard VIF Mid-Cap Index Portfolio                              --             --         9,233        (1,744)        7,489
6 Vanguard VIF Money Market Portfolio                               --             --       525,960      (377,679)      148,281
1 Vanguard VIF REIT Index Portfolio                                 --             --            --          (105)         (105)
6 Vanguard VIF REIT Index Portfolio                                 --             --            --        (2,060)       (2,060)
6 Vanguard VIF Short-Term Investment-Grade Portfolio                --             --         6,734        (2,309)        4,425

                                   VA I - 46

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-----------------------------------------------------------  ------------ -------------- ------------- ------------- ------------
6 Vanguard VIF Small Company Growth Portfolio                     --            --           4,830         (1,007)       3,823
1 Vanguard VIF Total Bond Market Index Portfolio                  --            --              --           (113)        (113)
6 Vanguard VIF Total Bond Market Index Portfolio                  --            --          24,059         (5,743)      18,316
6 Vanguard VIF Total Stock Market Index Portfolio                 --            --          29,751        (13,609)      16,142
1 Vanguard Wellington Fund                                        --            --              --           (821)        (821)
1 Vanguard Windsor Fund                                           --            --              --            (18)         (18)

Footnotes

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.

2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.

3  Profile product.

4 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.

5 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

6  Vanguard SPIA product.

7  Variable Annuity product.

                                   VA I - 47

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                       Unit                  Income    Expense    Total
Sub-accounts                                                   Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                  2,184 $ 7.52 $     16,431    0.00%     1.45%     -43.32%
3 AIM V.I. Capital Appreciation Fund - Series I                 27,983   7.57      211,739    0.00%     1.40%     -43.29%
2 AIM V.I. International Growth Fund - Series I                    888  12.12       10,758    0.34%     1.45%     -41.24%
3 AIM V.I. International Growth Fund - Series I                 19,304  12.18      235,177    0.34%     1.40%     -41.21%
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                           --     --           --    9.81%     1.40%       0.90%
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                           --     --           --   21.98%     1.45%       0.89%
1 AllianceBernstein Balanced Shares Portfolio - Class A             --     --           --    8.61%     1.40%     -16.29%
2 AllianceBernstein Balanced Shares Portfolio - Class A             --     --           --    8.66%     1.45%     -16.32%
3 AllianceBernstein Balanced Shares Portfolio - Class A             --     --           --    8.79%     1.40%     -16.29%
1 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                    7,408,689   8.16   60,486,851    0.00%     1.40%     -17.80%
2 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                      122,903   8.16    1,003,277    0.00%     1.45%     -17.81%
3 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                       23,823   8.16      194,497    0.00%     1.40%     -17.80%
1 AllianceBernstein Global Bond Portfolio - Class A                 --     --           --   27.25%     1.40%       4.94%
2 AllianceBernstein Global Bond Portfolio - Class A                 --     --           --   26.26%     1.45%       4.92%
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                           --     --           --   14.33%     1.40%       0.04%
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                           --     --           --   14.08%     1.45%       0.03%
1 AllianceBernstein Global Technology Portfolio - Class A    1,527,969  10.46   15,990,067    0.00%     1.40%     -48.10%
2 AllianceBernstein Global Technology Portfolio - Class A       73,037  10.41      759,966    0.00%     1.45%     -48.13%
3 AllianceBernstein Global Technology Portfolio - Class A       10,136  10.13      102,651    0.00%     1.40%     -48.10%
4 AllianceBernstein Global Technology Portfolio - Class B      673,898  10.25    6,910,565    0.00%     1.40%     -48.20%
5 AllianceBernstein Global Technology Portfolio - Class B       55,562  10.20      566,524    0.00%     1.45%     -48.22%
1 AllianceBernstein Growth and Income Portfolio - Class A    2,047,376  28.31   57,954,519    2.12%     1.40%     -41.43%
2 AllianceBernstein Growth and Income Portfolio - Class A       52,031  28.15    1,464,440    2.04%     1.45%     -41.46%
3 AllianceBernstein Growth and Income Portfolio - Class A       63,098  17.56    1,107,892    2.01%     1.40%     -41.43%
4 AllianceBernstein Growth and Income Portfolio - Class B    2,326,963  27.68   64,406,548    1.81%     1.40%     -41.52%
5 AllianceBernstein Growth and Income Portfolio - Class B       51,483  27.52    1,416,845    1.88%     1.45%     -41.55%
1 AllianceBernstein Growth Portfolio - Class A               1,257,007  17.06   21,450,588    0.00%     1.40%     -43.27%
2 AllianceBernstein Growth Portfolio - Class A                  47,060  16.97      798,500    0.00%     1.45%     -43.30%
3 AllianceBernstein Growth Portfolio - Class A                  30,358  11.80      358,141    0.00%     1.40%     -43.27%
4 AllianceBernstein Growth Portfolio - Class B                 977,190  16.66   16,282,989    0.00%     1.40%     -43.40%
5 AllianceBernstein Growth Portfolio - Class B                  37,599  16.57      622,940    0.00%     1.45%     -43.43%
1 AllianceBernstein High Yield Portfolio - Class A                  --     --           --   19.71%     1.40%      -0.94%
2 AllianceBernstein High Yield Portfolio - Class A                  --     --           --   15.95%     1.45%      -0.96%
1 AllianceBernstein Intermediate Bond Portfolio - Class A *  6,709,847  15.73  105,551,242    3.27%     1.40%      -7.68%
2 AllianceBernstein Intermediate Bond Portfolio - Class A *    211,647  15.64    3,310,410    2.52%     1.45%      -7.73%
4 AllianceBernstein Intermediate Bond Portfolio - Class B *     77,530  15.36    1,190,599    5.36%     1.40%      -7.89%
5 AllianceBernstein Intermediate Bond Portfolio - Class B *      2,698  15.27       41,192    4.79%     1.45%      -7.93%
1 AllianceBernstein International Growth Portfolio - Class A 1,807,056  21.35   38,577,558    0.00%     1.40%     -49.56%
2 AllianceBernstein International Growth Portfolio - Class A    53,994  21.23    1,146,122    0.00%     1.45%     -49.59%
1 AllianceBernstein International Value Portfolio - Class A  1,467,739  11.91   17,481,359    1.25%     1.40%     -53.84%
2 AllianceBernstein International Value Portfolio - Class A     45,752  11.86      542,842    1.38%     1.45%     -53.86%
1 AllianceBernstein Large Cap Growth Portfolio - Class A     2,049,693  19.76   40,508,475    0.00%     1.40%     -40.50%
2 AllianceBernstein Large Cap Growth Portfolio - Class A        78,344  19.65    1,539,510    0.00%     1.45%     -40.53%
3 AllianceBernstein Large Cap Growth Portfolio - Class A         6,593   8.91       58,778    0.00%     1.40%     -40.50%
4 AllianceBernstein Large Cap Growth Portfolio - Class B     1,413,102  19.34   27,323,347    0.00%     1.40%     -40.66%
5 AllianceBernstein Large Cap Growth Portfolio - Class B        34,097  19.23      655,526    0.00%     1.45%     -40.69%
1 AllianceBernstein Money Market Portfolio - Class A         1,320,556  13.64   18,012,804    1.76%     1.40%       0.48%
2 AllianceBernstein Money Market Portfolio - Class A            14,200  13.56      192,595    2.24%     1.45%       0.43%
4 AllianceBernstein Money Market Portfolio - Class B         1,614,066  13.32   21,500,689    1.48%     1.40%       0.23%

                                   VA I - 48

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                          Investment
                                                                       Unit                 Income    Expense    Total
Sub-accounts                                                   Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
5 AllianceBernstein Money Market Portfolio - Class B            23,305 $13.24 $   308,679    1.38%     1.45%       0.18%
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                      706,954  18.09  12,790,871    1.96%     1.40%     -36.58%
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                       23,104  17.99     415,637    1.56%     1.45%     -36.61%
1 AllianceBernstein Small Cap Growth Portfolio - Class A     1,738,801   8.18  14,228,153    0.00%     1.40%     -46.30%
2 AllianceBernstein Small Cap Growth Portfolio - Class A        66,567   8.14     541,594    0.00%     1.45%     -46.33%
3 AllianceBernstein Small Cap Growth Portfolio - Class A         6,889   7.95      54,789    0.00%     1.40%     -46.30%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A  1,630,713  12.72  20,749,184    0.79%     1.40%     -36.47%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     51,147  12.68     648,307    0.79%     1.45%     -36.51%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                    167,424   8.19   1,371,606    0.45%     1.40%     -42.06%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                      4,601   8.17      37,593    0.40%     1.45%     -42.09%
1 AllianceBernstein Utility Income Portfolio - Class A         985,906  22.08  21,770,785    3.14%     1.40%     -37.47%
2 AllianceBernstein Utility Income Portfolio - Class A          19,751  21.96     433,662    2.81%     1.45%     -37.50%
4 AllianceBernstein Value Portfolio - Class B                2,818,700   8.28  23,325,515    2.27%     1.40%     -41.84%
5 AllianceBernstein Value Portfolio - Class B                   73,178   8.24     603,248    2.02%     1.45%     -41.87%
1 BlackRock Basic Value V.I. Fund - Class I                    200,117  12.94   2,589,934    2.25%     1.40%     -37.65%
2 BlackRock Basic Value V.I. Fund - Class I                     12,686  12.87     163,267    1.84%     1.45%     -37.68%
1 BlackRock Global Allocation V.I. Fund - Class I               81,509  16.02   1,305,621    2.08%     1.40%     -20.54%
2 BlackRock Global Allocation V.I. Fund - Class I                1,750  15.93      27,868    1.48%     1.45%     -20.58%
1 BlackRock Global Growth V.I. Fund - Class I                   36,085   8.66     312,323    0.34%     1.40%     -46.68%
2 BlackRock Global Growth V.I. Fund - Class I                      567   8.61       4,880    0.36%     1.45%     -46.71%
1 BlackRock High Income V.I. Fund - Class I                     20,866   9.58     199,939    9.12%     1.40%     -30.11%
2 BlackRock High Income V.I. Fund - Class I                        472   9.53       4,493    9.67%     1.45%     -30.15%
1 BlackRock International Value V.I. Fund - Class I             79,963  12.04     962,784    3.05%     1.40%     -43.30%
2 BlackRock International Value V.I. Fund - Class I              4,959  11.98      59,426    3.12%     1.45%     -43.32%
1 BlackRock Large Cap Core V.I. Fund - Class I                  90,525  12.11   1,096,179    1.20%     1.40%     -39.61%
2 BlackRock Large Cap Core V.I. Fund - Class I                   1,979  12.04      23,831    1.24%     1.45%     -39.64%
1 BlackRock Large Cap Growth V.I. Fund - Class I                62,460   6.79     424,281    0.37%     1.40%     -41.52%
1 BlackRock Money Market V.I. Fund - Class I                    15,535  12.47     193,710    2.50%     1.40%       1.09%
2 BlackRock Money Market V.I. Fund - Class I                     3,600  12.40      44,644    2.76%     1.45%       1.04%
1 BlackRock Total Return V.I. Fund - Class I                    12,203  12.37     150,968    5.18%     1.40%     -13.36%
2 BlackRock Total Return V.I. Fund - Class I                     1,460  12.30      17,957    5.90%     1.45%     -13.40%
1 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                       17,157  16.58     284,447    2.10%     1.40%     -34.77%
2 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                        2,334  16.49      38,484    2.48%     1.45%     -34.80%
1 BlackRock Value Opportunities V.I. Fund - Class I             53,394  14.06     750,934    0.72%     1.40%     -40.88%
2 BlackRock Value Opportunities V.I. Fund - Class I              6,797  13.99      95,056    0.64%     1.45%     -40.91%
7 Delaware VIP Balanced Series - Standard Class                 12,993  25.61     332,723    4.60%     1.25%     -23.45%
7 Delaware VIP Capital Reserves Series - Standard Class          6,680  23.59     157,573    4.71%     1.25%      -1.53%
7 Delaware VIP Cash Reserve Series - Standard Class                 --  14.32          --    0.00%     1.40%       0.68%
7 Delaware VIP Cash Reserve Series - Standard Class              4,436  17.78      78,859    2.72%     1.25%       0.83%
7 Delaware VIP Growth Opportunities Series - Standard Class      2,858  20.76      59,312    0.00%     1.40%     -41.38%
7 Delaware VIP Growth Opportunities Series - Standard Class     14,122  23.49     331,713    0.00%     1.25%     -41.29%
7 Delaware VIP High Yield Series - Standard Class                2,555  14.67      37,498    3.99%     1.40%     -25.23%
7 Delaware VIP High Yield Series - Standard Class               12,031  20.96     252,165   10.14%     1.25%     -25.12%
7 Delaware VIP Value Series - Standard Class                     4,749  25.02     118,821    2.88%     1.40%     -34.35%
7 Delaware VIP Value Series - Standard Class                    63,109  29.85   1,883,547    3.03%     1.25%     -34.25%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                  694  14.25       9,885    2.19%     1.45%     -38.05%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares              132,247  14.33   1,895,541    2.02%     1.40%     -38.02%
3 Fidelity VIP Asset Manager Portfolio - Initial Class         107,536  13.95   1,499,698    2.31%     1.40%     -29.71%
2 Fidelity VIP Contrafund Portfolio - Initial Class                121  13.61       1,644    0.75%     1.45%     -43.34%
3 Fidelity VIP Contrafund Portfolio - Initial Class             54,654  13.68     747,767    0.75%     1.40%     -43.31%
2 Fidelity VIP Growth Portfolio - Initial Class                     76  11.60         884    0.65%     1.45%     -47.93%

                                   VA I - 49

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Sub-accounts                                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
3 Fidelity VIP Growth Portfolio - Initial Class                    84,464 $11.66 $  985,141    0.65%     1.40%     -47.90%
2 Fidelity VIP High Income Portfolio - Initial Class                1,223   9.70     11,865    8.07%     1.45%     -26.07%
3 Fidelity VIP High Income Portfolio - Initial Class               31,356   9.76    305,945    8.07%     1.40%     -26.03%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class     71,501  16.40  1,172,370    5.60%     1.40%      -4.59%
3 Fidelity VIP Money Market Portfolio - Initial Class             133,408  13.72  1,830,301    2.55%     1.40%       1.59%
3 Fidelity VIP Overseas Portfolio - Initial Class                   7,328  12.53     91,837    2.49%     1.40%     -44.59%
1 UBS U.S. Allocation Portfolio                                   459,307  11.37  5,223,247    3.26%     1.40%     -36.04%
2 UBS U.S. Allocation Portfolio                                    53,744  11.31    608,024    3.27%     1.45%     -36.07%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class          13,847  10.07    139,471    0.00%     1.40%     -65.27%
2 Van Eck Worldwide Hard Assets Fund - Initial Class                  249  18.11      4,504    0.34%     1.45%     -46.90%
3 Van Eck Worldwide Hard Assets Fund - Initial Class                9,026  18.21    164,382    0.42%     1.40%     -46.88%
1 Vanguard 500 Index Fund                                           1,855   8.61     15,959    2.24%     0.75%     -37.49%
6 Vanguard Dividend Growth Fund                                    10,149  11.89    120,647    2.60%     0.52%     -25.96%
1 Vanguard GNMA Fund                                               16,325  12.48    203,784    1.68%     0.75%       4.98%
6 Vanguard GNMA Fund                                                3,942  12.72     50,131    6.88%     0.52%       6.65%
6 Vanguard Health Care Fund                                         3,240  12.70     41,153    1.44%     0.52%     -18.88%
6 Vanguard Inflation-Protected Securities Fund                     24,336  12.21    297,091    6.28%     0.52%      -3.35%
1 Vanguard International Growth Fund                                  620  11.43      7,090    2.78%     0.75%     -45.35%
1 Vanguard LifeStrategy Conservative Growth Fund                    2,035  11.21     22,808    3.50%     0.75%     -20.12%
6 Vanguard LifeStrategy Conservative Growth Fund                   15,291  11.02    168,533    4.23%     0.52%     -19.94%
1 Vanguard LifeStrategy Growth Fund                                   819  10.10      8,271    2.35%     0.75%     -34.88%
6 Vanguard LifeStrategy Growth Fund                                32,461  10.46    339,675    3.19%     0.52%     -34.73%
1 Vanguard LifeStrategy Income Fund                                 5,277  11.81     62,348    3.04%     0.75%     -11.19%
6 Vanguard LifeStrategy Income Fund                                29,743  11.35    337,484    5.74%     0.52%     -10.99%
1 Vanguard LifeStrategy Moderate Growth Fund                           --  10.85         --    2.32%     0.75%     -27.05%
6 Vanguard LifeStrategy Moderate Growth Fund                       36,819  10.91    401,572    2.98%     0.52%     -26.88%
1 Vanguard Prime Money Market Fund                                    346  11.46      3,966    2.75%     0.75%       1.99%
1 Vanguard PRIMECAP Fund                                              180  10.78      1,942    0.80%     0.75%     -32.91%
1 Vanguard Small-Cap Growth Index Fund                              1,053  10.09     10,627    0.60%     0.75%     -40.45%
1 Vanguard Small-Cap Value Index Fund                               1,582   9.58     15,147    2.17%     0.75%     -32.56%
1 Vanguard Total Bond Market Index Fund                             9,740  13.22    128,746    1.63%     0.75%       4.25%
6 Vanguard Total International Stock Index Fund                    11,443  12.79    146,388    1.89%     0.52%     -44.39%
1 Vanguard U.S. Growth Fund                                           361   7.13      2,574    0.68%     0.75%     -38.28%
6 Vanguard VIF Balanced Portfolio                                 363,040  12.09  4,390,675    3.93%     0.52%     -22.97%
6 Vanguard VIF Capital Growth Portfolio                            32,644  11.65    380,370    0.92%     0.52%     -30.73%
1 Vanguard VIF Diversified Value Portfolio                          1,364   9.27     12,634    2.97%     0.75%     -36.62%
6 Vanguard VIF Diversified Value Portfolio                         40,759  11.22    457,496    3.01%     0.52%     -36.48%
1 Vanguard VIF Equity Income Portfolio                              1,451   9.55     13,856    3.62%     0.75%     -31.43%
6 Vanguard VIF Equity Income Portfolio                             34,605  11.23    388,467    3.54%     0.52%     -31.27%
1 Vanguard VIF Equity Index Portfolio                                 537   8.26      4,439    2.29%     0.75%     -37.41%
6 Vanguard VIF Equity Index Portfolio                              34,960   9.49    331,678    2.35%     0.52%     -37.26%
6 Vanguard VIF Growth Portfolio                                     7,614   8.71     66,342    0.86%     0.52%     -38.04%
1 Vanguard VIF High Yield Bond Portfolio                              925   9.15      8,465   13.69%     0.75%     -22.53%
6 Vanguard VIF High Yield Bond Portfolio                           19,153   9.81    187,842    8.28%     0.52%     -22.36%
1 Vanguard VIF International Portfolio                                693  10.35      7,173    3.83%     0.75%     -45.33%
6 Vanguard VIF International Portfolio                             88,425  12.46  1,101,348    2.80%     0.52%     -45.20%
6 Vanguard VIF Mid-Cap Index Portfolio                             24,826  10.38    257,625    1.77%     0.52%     -42.12%
1 Vanguard VIF Money Market Portfolio                              10,640  11.44    121,725    0.94%     0.75%       2.04%
6 Vanguard VIF Money Market Portfolio                              55,070  11.59    638,145    1.35%     0.52%       2.28%
1 Vanguard VIF REIT Index Portfolio                                 1,300   9.27     12,057    3.90%     0.75%     -37.72%
6 Vanguard VIF REIT Index Portfolio                                20,606  11.07    228,197    4.25%     0.52%     -37.57%

                                   VA I - 50

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Sub-accounts                                           Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
6 Vanguard VIF Short-Term Investment-Grade Portfolio   24,235 $11.00 $  266,514    4.45%     0.52%      -3.96%
6 Vanguard VIF Small Company Growth Portfolio          14,614   8.79    128,491    0.73%     0.52%     -39.79%
1 Vanguard VIF Total Bond Market Index Portfolio        1,328  11.87     15,759    4.35%     0.75%       4.44%
6 Vanguard VIF Total Bond Market Index Portfolio       72,816  12.38    901,673    4.35%     0.52%       4.68%
6 Vanguard VIF Total Stock Market Index Portfolio     192,588   9.68  1,863,979    1.54%     0.52%     -37.61%
1 Vanguard Wellington Fund                                174  11.89      2,073    4.39%     0.75%     -22.88%
1 Vanguard Windsor Fund                                   179   8.14      1,457    2.12%     0.75%     -41.55%

                                   VA I - 51

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                              Investment
                                                                          Unit                  Income    Expense    Total
Sub-accounts                                                      Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                     2,186 $13.28 $     29,016    0.00%     1.45%      10.39%
3 AIM V.I. Capital Appreciation Fund - Series I                    47,357  13.34      631,919    0.00%     1.40%      10.45%
2 AIM V.I. International Growth Fund - Series I                       889  20.62       18,330    0.38%     1.45%      13.06%
3 AIM V.I. International Growth Fund - Series I                    41,634  20.72      862,779    0.38%     1.40%      13.12%
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                       1,203,921  23.24   27,976,251    5.90%     1.40%       6.86%
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                          12,335  23.12      285,155    6.45%     1.45%       6.81%
1 AllianceBernstein Balanced Shares Portfolio - Class A         4,288,450  27.67  118,680,116    2.80%     1.40%       1.61%
2 AllianceBernstein Balanced Shares Portfolio - Class A            72,012  27.53    1,982,538    3.42%     1.45%       1.56%
3 AllianceBernstein Balanced Shares Portfolio - Class A            25,679  13.84      355,429    2.69%     1.40%       1.61%
1 AllianceBernstein Global Bond Portfolio - Class A               764,071  19.18   14,653,344    3.06%     1.40%       8.81%
2 AllianceBernstein Global Bond Portfolio - Class A                21,876  19.08      417,351    2.60%     1.45%       8.75%
3 AllianceBernstein Global Bond Portfolio - Class A                    --  14.39           --    6.09%     1.40%       8.81%
1 AllianceBernstein Global Dollar Government Portfolio - Class
  A                                                               464,285  37.42   17,374,779    6.18%     1.40%       3.07%
2 AllianceBernstein Global Dollar Government Portfolio - Class
  A                                                                 8,966  37.23      333,787    6.19%     1.45%       3.02%
1 AllianceBernstein Global Technology Portfolio - Class A       1,907,223  20.16   38,458,522    0.00%     1.40%      18.52%
2 AllianceBernstein Global Technology Portfolio - Class A          91,910  20.06    1,843,688    0.00%     1.45%      18.46%
3 AllianceBernstein Global Technology Portfolio - Class A          13,627  19.51      265,906    0.00%     1.40%      18.52%
4 AllianceBernstein Global Technology Portfolio - Class B         946,958  19.80   18,745,540    0.00%     1.40%      18.22%
5 AllianceBernstein Global Technology Portfolio - Class B          75,245  19.69    1,481,777    0.00%     1.45%      18.16%
1 AllianceBernstein Growth and Income Portfolio - Class A       2,721,929  48.33  131,554,552    1.46%     1.40%       3.65%
2 AllianceBernstein Growth and Income Portfolio - Class A          69,620  48.08    3,347,352    1.43%     1.45%       3.60%
3 AllianceBernstein Growth and Income Portfolio - Class A          82,962  29.98    2,487,133    1.37%     1.40%       3.65%
4 AllianceBernstein Growth and Income Portfolio - Class B       3,280,496  47.33  155,265,465    1.23%     1.40%       3.39%
5 AllianceBernstein Growth and Income Portfolio - Class B          82,282  47.08    3,874,156    1.22%     1.45%       3.34%
1 AllianceBernstein Growth Portfolio - Class A                  1,649,024  30.08   49,606,492    0.00%     1.40%      11.44%
2 AllianceBernstein Growth Portfolio - Class A                     54,138  29.93    1,620,119    0.00%     1.45%      11.39%
3 AllianceBernstein Growth Portfolio - Class A                     38,503  20.80      800,730    0.00%     1.40%      11.44%
4 AllianceBernstein Growth Portfolio - Class B                  1,340,840  29.44   39,472,052    0.00%     1.40%      11.09%
5 AllianceBernstein Growth Portfolio - Class B                     50,367  29.29    1,475,018    0.00%     1.45%      11.03%
1 AllianceBernstein High Yield Portfolio - Class A              1,787,041  11.79   21,064,916    8.06%     1.40%      -0.52%
2 AllianceBernstein High Yield Portfolio - Class A                 51,096  11.73      599,228    7.37%     1.45%      -0.57%
1 AllianceBernstein International Growth Portfolio - Class A    2,366,389  42.33  100,159,419    1.11%     1.40%      16.48%
2 AllianceBernstein International Growth Portfolio - Class A       88,003  42.11    3,705,418    1.19%     1.45%      16.42%
1 AllianceBernstein International Research Growth Portfolio -
  Class A                                                              --     --           --    2.87%     1.40%      24.41%
2 AllianceBernstein International Research Growth Portfolio -
  Class A                                                              --     --           --    2.42%     1.45%      24.35%
1 AllianceBernstein International Value Portfolio - Class A     1,939,560  25.80   50,042,096    1.22%     1.40%       4.36%
2 AllianceBernstein International Value Portfolio - Class A        60,457  25.71    1,554,648    1.17%     1.45%       4.31%
1 AllianceBernstein Large Cap Growth Portfolio - Class A        2,649,036  33.22   87,991,317    0.00%     1.40%      12.33%
2 AllianceBernstein Large Cap Growth Portfolio - Class A          102,270  33.04    3,379,379    0.00%     1.45%      12.27%
3 AllianceBernstein Large Cap Growth Portfolio - Class A            8,622  14.98      129,186    0.00%     1.40%      12.33%
4 AllianceBernstein Large Cap Growth Portfolio - Class B        1,854,536  32.58   60,428,287    0.00%     1.40%      12.03%
5 AllianceBernstein Large Cap Growth Portfolio - Class B           44,500  32.41    1,442,460    0.00%     1.45%      11.97%
1 AllianceBernstein Money Market Portfolio - Class A            1,059,929  13.58   14,388,649    4.67%     1.40%       2.89%
2 AllianceBernstein Money Market Portfolio - Class A               34,446  13.50      465,180    5.00%     1.45%       2.83%
4 AllianceBernstein Money Market Portfolio - Class B            1,027,110  13.29   13,650,521    4.10%     1.40%       2.63%
5 AllianceBernstein Money Market Portfolio - Class B               45,966  13.22      607,717    4.29%     1.45%       2.58%
1 AllianceBernstein Real Estate Investment Portfolio - Class A  1,025,122  28.53   29,246,048    1.44%     1.40%     -15.72%
2 AllianceBernstein Real Estate Investment Portfolio - Class A     46,923  28.38    1,331,721    1.23%     1.45%     -15.77%
1 AllianceBernstein Small Cap Growth Portfolio - Class A        2,119,855  15.24   32,303,525    0.00%     1.40%      12.48%

                                   VA I - 52

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                             Investment
                                                                          Unit                 Income    Expense    Total
Sub-accounts                                                      Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
2 AllianceBernstein Small Cap Growth Portfolio - Class A           89,648 $15.16 $ 1,358,997    0.00%     1.45%     12.42%
3 AllianceBernstein Small Cap Growth Portfolio - Class A            7,368  14.81     109,120    0.00%     1.40%     12.48%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     2,230,269  20.03  44,671,243    0.96%     1.40%      0.28%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A        63,000  19.96   1,257,668    1.02%     1.45%      0.23%
1 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                           3,359,323  17.04  57,240,408    4.71%     1.40%      3.39%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                              70,250  16.95   1,190,781    3.98%     1.45%      3.33%
4 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                              97,447  16.67   1,624,565    4.55%     1.40%      3.13%
5 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                               2,748  16.58      45,575    4.59%     1.45%      3.08%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
  Class B                                                         225,383  14.14   3,186,725    0.19%     1.40%      2.77%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
  Class B                                                           4,920  14.11      69,411    0.21%     1.45%      2.72%
1 AllianceBernstein Utility Income Portfolio - Class A          1,358,104  35.32  47,961,692    2.24%     1.40%     20.64%
2 AllianceBernstein Utility Income Portfolio - Class A             31,248  35.13   1,097,796    2.24%     1.45%     20.58%
4 AllianceBernstein Value Portfolio - Class B                   4,105,699  14.23  58,413,949    1.28%     1.40%     -5.50%
5 AllianceBernstein Value Portfolio - Class B                      89,755  14.18   1,272,744    1.32%     1.45%     -5.55%
1 BlackRock Basic Value V.I. Fund - Class I                       226,732  20.76   4,706,248    1.39%     1.40%      0.40%
2 BlackRock Basic Value V.I. Fund - Class I                        19,415  20.65     400,953    1.45%     1.45%      0.35%
1 BlackRock Global Allocation V.I. Fund - Class I                  92,675  20.16   1,868,216    2.72%     1.40%     15.37%
2 BlackRock Global Allocation V.I. Fund - Class I                   3,370  20.06      67,584    1.67%     1.45%     15.32%
1 BlackRock Global Growth V.I. Fund - Class I                      42,382  16.23     687,985    0.98%     1.40%     34.97%
2 BlackRock Global Growth V.I. Fund - Class I                         624  16.16      10,089    1.06%     1.45%     34.90%
1 BlackRock High Income V.I. Fund - Class I                        24,897  13.71     341,367    8.70%     1.40%      0.96%
2 BlackRock High Income V.I. Fund - Class I                           520  13.64       7,088    7.97%     1.45%      0.91%
1 BlackRock International Value V.I. Fund - Class I                95,687  21.23   2,031,785    2.53%     1.40%      8.79%
2 BlackRock International Value V.I. Fund - Class I                 5,748  21.14     121,514    2.15%     1.45%      8.74%
1 BlackRock Large Cap Core V.I. Fund - Class I                     98,398  20.05   1,972,886    1.00%     1.40%      6.83%
2 BlackRock Large Cap Core V.I. Fund - Class I                      2,039  19.95      40,666    0.88%     1.45%      6.77%
1 BlackRock Large Cap Growth V.I. Fund - Class I                   84,709  11.62     984,001    0.29%     1.40%      6.87%
1 BlackRock Money Market V.I. Fund - Class I                       21,174  12.33     261,160    3.83%     1.40%      3.38%
2 BlackRock Money Market V.I. Fund - Class I                        3,607  12.27      44,262    4.74%     1.45%      3.33%
1 BlackRock Total Return V.I. Fund - Class I *                     14,961  14.28     213,629    5.19%     1.40%      2.19%
2 BlackRock Total Return V.I. Fund - Class I *                      3,295  14.21      46,814    4.74%     1.45%      2.14%
1 BlackRock Utilities and Telecommunications V.I. Fund - Class
  I                                                                22,132  25.42     562,498    1.78%     1.40%     24.62%
2 BlackRock Utilities and Telecommunications V.I. Fund - Class
  I                                                                 2,344  25.29      59,262    1.78%     1.45%     24.56%
1 BlackRock Value Opportunities V.I. Fund - Class I                59,042  23.79   1,404,490    0.27%     1.40%     -2.28%
2 BlackRock Value Opportunities V.I. Fund - Class I                 9,052  23.67     214,243    0.26%     1.45%     -2.33%
7 Delaware VIP Balanced Series - Standard Class                    19,050  33.45     637,255    3.75%     1.25%     -0.92%
7 Delaware VIP Capital Reserves Series - Standard Class             6,683  23.96     160,089    4.78%     1.25%      3.16%
7 Delaware VIP Cash Reserve Series - Standard Class                    --  14.22          --    0.00%     1.40%      3.31%
7 Delaware VIP Cash Reserve Series - Standard Class                13,404  17.63     236,329    4.71%     1.25%      3.46%
7 Delaware VIP Growth Opportunities Series - Standard Class         6,390  35.41     226,245    0.00%     1.40%     11.38%
7 Delaware VIP Growth Opportunities Series - Standard Class        20,427  40.01     817,241    0.00%     1.25%     11.55%
7 Delaware VIP High Yield Series - Standard Class                     641  19.63      12,581    6.92%     1.40%      1.36%
7 Delaware VIP High Yield Series - Standard Class                  16,047  27.99     449,155    6.88%     1.25%      1.51%
7 Delaware VIP Value Series - Standard Class                        4,749  38.11     181,015    1.64%     1.40%     -4.08%
7 Delaware VIP Value Series - Standard Class                       75,960  45.39   3,448,163    1.80%     1.25%     -3.94%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                     694  23.00      15,956    1.69%     1.45%      3.73%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                 173,935  23.12   4,022,169    1.64%     1.40%      3.78%

                                   VA I - 53

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                           Investment
                                                                        Unit                 Income    Expense    Total
Sub-accounts                                                     Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ----------- ---------- --------- ----------
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares         -- $   -- $        --    0.00%     1.45%      8.42%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares         --     --          --    0.00%     1.40%      8.44%
3 Fidelity VIP Asset Manager Portfolio - Initial Class          150,961  19.84   2,995,184    5.92%     1.40%     13.89%
2 Fidelity VIP Contrafund Portfolio - Initial Class                 121  24.01       2,914    0.79%     1.45%     15.89%
3 Fidelity VIP Contrafund Portfolio - Initial Class              89,912  24.14   2,170,187    0.79%     1.40%     15.95%
2 Fidelity VIP Growth Portfolio - Initial Class                      77  22.27       1,706    0.85%     1.45%     25.13%
3 Fidelity VIP Growth Portfolio - Initial Class                 130,459  22.39   2,920,769    0.85%     1.40%     25.19%
2 Fidelity VIP High Income Portfolio - Initial Class              1,223  13.12      16,048    7.35%     1.45%      1.30%
3 Fidelity VIP High Income Portfolio - Initial Class             41,970  13.19     553,594    7.35%     1.40%      1.35%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class   79,441  17.19   1,365,286    4.39%     1.40%      2.89%
3 Fidelity VIP Money Market Portfolio - Initial Class           176,005  13.51   2,376,947    4.95%     1.40%      3.74%
3 Fidelity VIP Overseas Portfolio - Initial Class                 8,558  22.62     193,551    3.34%     1.40%     15.67%
1 UBS U.S. Allocation Portfolio                                 574,539  17.78  10,214,943    2.60%     1.40%      0.76%
2 UBS U.S. Allocation Portfolio                                  65,218  17.70   1,154,130    2.55%     1.45%      0.71%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class        22,399  29.00     649,648    0.53%     1.40%     35.69%
2 Van Eck Worldwide Hard Assets Fund - Initial Class                250  34.10       8,536    0.11%     1.45%     43.25%
3 Van Eck Worldwide Hard Assets Fund - Initial Class             18,173  34.28     622,975    0.13%     1.40%     43.33%
1 Vanguard 500 Index Fund                                         2,039  13.77      28,065    1.86%     0.75%      4.59%
6 Vanguard Dividend Growth Fund                                   2,382  16.06      38,252    1.84%     0.52%      6.44%
6 Vanguard GNMA Fund                                              1,752  11.93      20,892    5.75%     0.52%      6.46%
6 Vanguard Health Care Fund                                       3,727  15.66      58,366    1.78%     0.52%      3.88%
6 Vanguard Inflation-Protected Securities Fund                   14,641  12.63     184,930    5.60%     0.52%     11.01%
1 Vanguard International Growth Fund                                670  20.92      14,025    1.98%     0.75%     15.11%
1 Vanguard LifeStrategy Conservative Growth Fund                  2,250  14.03      31,568    3.43%     0.75%      6.19%
6 Vanguard LifeStrategy Conservative Growth Fund                 11,638  13.77     160,212    4.06%     0.52%      1.96%
1 Vanguard LifeStrategy Growth Fund                                 905  15.51      14,044    2.29%     0.75%      6.65%
6 Vanguard LifeStrategy Growth Fund                              20,385  16.03     326,840    3.39%     0.52%      6.90%
1 Vanguard LifeStrategy Income Fund                               1,130  13.30      15,034    4.04%     0.75%      5.90%
6 Vanguard LifeStrategy Income Fund                              13,931  12.75     177,580    3.71%     0.52%      6.15%
1 Vanguard LifeStrategy Moderate Growth Fund                     30,250  14.87     449,750    2.88%     0.75%      6.55%
6 Vanguard LifeStrategy Moderate Growth Fund                     39,773  14.92     593,233    3.00%     0.52%      6.80%
1 Vanguard Prime Money Market Fund                                  380  11.23       4,271    5.05%     0.75%      4.37%
1 Vanguard PRIMECAP Fund                                            198  16.06       3,180    0.63%     0.75%     10.64%
1 Vanguard Small-Cap Growth Index Fund                            1,158  16.95      19,622    0.47%     0.75%      8.80%
1 Vanguard Small-Cap Value Index Fund                             1,730  14.20      24,575    2.07%     0.75%     -7.77%
1 Vanguard Total Bond Market Index Fund                              --  12.68          --    3.44%     0.75%      6.13%
6 Vanguard Total International Stock Index Fund                  13,349  23.01     307,106    2.56%     0.52%     14.92%
1 Vanguard U.S. Growth Fund                                         396  11.56       4,581    0.58%     0.75%      9.32%
6 Vanguard VIF Balanced Portfolio                               353,982  15.70   5,558,044    2.65%     0.52%      7.79%
6 Vanguard VIF Capital Growth Portfolio                          31,095  16.82     523,022    0.38%     0.52%     11.89%
1 Vanguard VIF Diversified Value Portfolio                        1,474  14.62      21,548    1.88%     0.75%      3.15%
6 Vanguard VIF Diversified Value Portfolio                       42,468  17.67     750,394    2.14%     0.52%      3.39%
1 Vanguard VIF Equity Income Portfolio                            1,496  13.92      20,835    2.48%     0.75%      3.75%
6 Vanguard VIF Equity Income Portfolio                           38,057  16.33     621,619    2.64%     0.52%      3.99%
1 Vanguard VIF Equity Index Portfolio                               592  13.20       7,813    0.00%     0.75%     -0.98%
6 Vanguard VIF Equity Index Portfolio                            41,395  15.12     626,000    1.45%     0.52%      4.83%
6 Vanguard VIF Growth Portfolio                                   7,320  14.06     102,946    0.60%     0.52%      9.64%
1 Vanguard VIF High Yield Bond Portfolio                         11,349  11.82     134,094    6.76%     0.75%      1.19%
6 Vanguard VIF High Yield Bond Portfolio                         18,752  12.63     236,861    7.17%     0.52%      1.42%
1 Vanguard VIF International Portfolio                            7,493  18.93     141,877    1.78%     0.75%     16.53%
6 Vanguard VIF International Portfolio                           90,426  22.73   2,055,354    1.62%     0.52%     16.80%

                                   VA I - 54

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Sub-accounts                                           Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
6 Vanguard VIF Mid-Cap Index Portfolio                 26,583 $17.93 $  476,573    1.23%     0.52%       5.59%
6 Vanguard VIF Money Market Portfolio                 148,678  11.33  1,684,459    2.35%     0.52%       4.71%
1 Vanguard VIF REIT Index Portfolio                     1,400  14.89     20,847    2.04%     0.75%     -17.23%
6 Vanguard VIF REIT Index Portfolio                    17,478  17.74    310,062    2.62%     0.52%     -17.04%
6 Vanguard VIF Short-Term Investment-Grade Portfolio   17,860  11.45    204,495    3.74%     0.52%       5.47%
6 Vanguard VIF Small Company Growth Portfolio          15,989  14.60    233,452    0.48%     0.52%       3.22%
1 Vanguard VIF Total Bond Market Index Portfolio        1,435  11.36     16,311    3.87%     0.75%       6.18%
6 Vanguard VIF Total Bond Market Index Portfolio       56,843  11.83    672,393    4.27%     0.52%       6.43%
6 Vanguard VIF Total Stock Market Index Portfolio     164,644  15.51  2,554,031    1.05%     0.52%       4.62%
1 Vanguard Wellington Fund                              8,163  15.41    125,818    3.22%     0.75%       7.56%
1 Vanguard Windsor Fund                                   197  13.92      2,738    1.56%     0.75%      -4.02%

                                   VA I - 55

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                                 Investment
                                                                             Unit                  Income    Expense    Total
Sub-accounts                                                         Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------ --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                          988 $12.03 $     11,883    0.05%     1.45%      4.77%
3 AIM V.I. Capital Appreciation Fund - Series I                       67,530  12.08      815,867    0.05%     1.40%      4.83%
2 AIM V.I. International Growth Fund - Series I                          979  18.24       17,848    0.84%     1.45%     26.39%
3 AIM V.I. International Growth Fund - Series I                       57,277  18.32    1,049,315    0.84%     1.40%     26.46%
1 AllianceBernstein Americas Government Income Portfolio - Class A 1,454,005  21.75   31,617,925    6.83%     1.40%      1.88%
2 AllianceBernstein Americas Government Income Portfolio - Class A    16,837  21.64      364,415    7.07%     1.45%      1.82%
1 AllianceBernstein Balanced Shares Portfolio - Class A *          5,279,504  27.24  143,792,108    2.45%     1.40%     10.24%
2 AllianceBernstein Balanced Shares Portfolio - Class A *            137,405  27.11    3,724,756    2.55%     1.45%     10.18%
3 AllianceBernstein Balanced Shares Portfolio - Class A *             27,880  13.62      379,776    2.38%     1.40%     10.24%
1 AllianceBernstein Global Bond Portfolio - Class A                  802,706  17.63   14,148,021    1.52%     1.40%      3.51%
2 AllianceBernstein Global Bond Portfolio - Class A                   22,623  17.54      396,871    1.75%     1.45%      3.46%
3 AllianceBernstein Global Bond Portfolio - Class A                       62  13.23          825    1.60%     1.40%      3.51%
1 AllianceBernstein Global Dollar Government Portfolio - Class A     566,140  36.31   20,555,661    5.76%     1.40%      8.48%
2 AllianceBernstein Global Dollar Government Portfolio - Class A      14,343  36.14      518,325    5.66%     1.45%      8.43%
1 AllianceBernstein Global Technology Portfolio - Class A          2,493,296  17.01   42,420,930    0.00%     1.40%      7.13%
2 AllianceBernstein Global Technology Portfolio - Class A            110,169  16.93    1,865,609    0.00%     1.45%      7.08%
3 AllianceBernstein Global Technology Portfolio - Class A             26,498  16.46      436,288    0.00%     1.40%      7.13%
4 AllianceBernstein Global Technology Portfolio - Class B          1,144,861  16.74   19,170,499    0.00%     1.40%      6.88%
5 AllianceBernstein Global Technology Portfolio - Class B             77,409  16.67    1,290,106    0.00%     1.45%      6.83%
1 AllianceBernstein Growth and Income Portfolio - Class A          3,763,378  46.63  175,485,398    1.40%     1.40%     15.66%
2 AllianceBernstein Growth and Income Portfolio - Class A            135,669  46.41    6,296,484    1.38%     1.45%     15.60%
3 AllianceBernstein Growth and Income Portfolio - Class A            114,368  28.92    3,307,922    1.44%     1.40%     15.66%
4 AllianceBernstein Growth and Income Portfolio - Class B          3,889,884  45.78  178,063,243    1.13%     1.40%     15.36%
5 AllianceBernstein Growth and Income Portfolio - Class B            100,315  45.56    4,570,443    1.12%     1.45%     15.30%
1 AllianceBernstein Growth Portfolio - Class A                     2,306,064  26.99   62,247,748    0.00%     1.40%     -2.45%
2 AllianceBernstein Growth Portfolio - Class A                        73,789  26.87    1,982,439    0.00%     1.45%     -2.49%
3 AllianceBernstein Growth Portfolio - Class A                        66,554  18.66    1,241,944    0.00%     1.40%     -2.45%
4 AllianceBernstein Growth Portfolio - Class B                     1,626,265  26.50   43,095,678    0.00%     1.40%     -2.61%
5 AllianceBernstein Growth Portfolio - Class B                        57,799  26.38    1,524,471    0.00%     1.45%     -2.66%
1 AllianceBernstein High Yield Portfolio - Class A                 2,324,942  11.85   27,549,052    8.66%     1.40%      7.54%
2 AllianceBernstein High Yield Portfolio - Class A                    92,272  11.79    1,088,343    7.88%     1.45%      7.49%
1 AllianceBernstein International Growth Portfolio - Class A *     1,194,280  36.34   43,397,843    0.90%     1.40%     25.28%
2 AllianceBernstein International Growth Portfolio - Class A *        51,987  36.17    1,880,216    0.89%     1.45%     25.22%
1 AllianceBernstein International Research Growth Portfolio -
  Class A *                                                        2,501,502  21.47   53,710,897    0.41%     1.40%     24.70%
2 AllianceBernstein International Research Growth Portfolio -
  Class A *                                                          105,524  21.37    2,255,107    0.42%     1.45%     24.64%
1 AllianceBernstein International Value Portfolio - Class A        2,320,037  24.72   57,357,239    1.34%     1.40%     33.56%
2 AllianceBernstein International Value Portfolio - Class A           80,632  24.65    1,987,789    1.37%     1.45%     33.49%
1 AllianceBernstein Large Cap Growth Portfolio - Class A           3,610,245  29.57  106,759,154    0.00%     1.40%     -1.83%
2 AllianceBernstein Large Cap Growth Portfolio - Class A             159,595  29.43    4,697,244    0.00%     1.45%     -1.87%
3 AllianceBernstein Large Cap Growth Portfolio - Class A              16,085  13.34      214,551    0.00%     1.40%     -1.83%
4 AllianceBernstein Large Cap Growth Portfolio - Class B           2,178,294  29.09   63,358,074    0.00%     1.40%     -2.02%
5 AllianceBernstein Large Cap Growth Portfolio - Class B              66,179  28.95    1,915,832    0.00%     1.45%     -2.07%
1 AllianceBernstein Money Market Portfolio - Class A               1,343,591  13.19   17,727,719    4.89%     1.40%      2.77%
2 AllianceBernstein Money Market Portfolio - Class A                  33,045  13.13      433,953    5.02%     1.45%      2.72%
4 AllianceBernstein Money Market Portfolio - Class B               1,041,839  12.95   13,491,667    4.05%     1.40%      2.52%
5 AllianceBernstein Money Market Portfolio - Class B                  52,337  12.89      674,571    3.03%     1.45%      2.47%
1 AllianceBernstein Real Estate Investment Portfolio - Class A     1,420,880  33.85   48,100,426    1.99%     1.40%     33.35%
2 AllianceBernstein Real Estate Investment Portfolio - Class A        62,269  33.69    2,098,075    1.93%     1.45%     33.29%
1 AllianceBernstein Small Cap Growth Portfolio - Class A           2,932,427  13.55   39,727,655    0.00%     1.40%      9.15%

                                   VA I - 56

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                                  Investment
                                                                               Unit                 Income    Expense    Total
Sub-accounts                                                           Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
2 AllianceBernstein Small Cap Growth Portfolio - Class A               110,178 $13.48 $ 1,485,647    0.00%     1.45%      9.10%
3 AllianceBernstein Small Cap Growth Portfolio - Class A                 6,321  13.17      83,227    0.00%     1.40%      9.15%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A          2,692,681  19.97  53,781,113    0.42%     1.40%     12.83%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A             82,449  19.92   1,642,108    0.42%     1.45%     12.78%
1 AllianceBernstein U.S. Government/High Grade Securities Portfolio
  - Class A                                                          3,688,591  16.48  60,792,990    3.97%     1.40%      2.49%
2 AllianceBernstein U.S. Government/High Grade Securities Portfolio
  - Class A                                                             84,144  16.40   1,380,285    4.07%     1.45%      2.44%
4 AllianceBernstein U.S. Government/High Grade Securities Portfolio
  - Class B                                                            169,719  16.16   2,743,447    3.86%     1.40%      2.15%
5 AllianceBernstein U.S. Government/High Grade Securities Portfolio
  - Class B                                                              4,723  16.09      75,984    3.94%     1.45%      2.10%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B   217,778  13.76   2,996,290    0.00%     1.40%      8.33%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B     7,098  13.73      97,489    0.00%     1.45%      8.28%
1 AllianceBernstein Utility Income Portfolio - Class A               1,629,794  29.27  47,707,964    2.46%     1.40%     22.05%
2 AllianceBernstein Utility Income Portfolio - Class A                  51,069  29.13   1,487,884    2.35%     1.45%     21.99%
4 AllianceBernstein Value Portfolio - Class B                        4,968,785  15.06  74,811,220    0.92%     1.40%     19.35%
5 AllianceBernstein Value Portfolio - Class B                          129,544  15.01   1,944,938    0.97%     1.45%     19.29%
1 BlackRock Basic Value V.I. Fund - Class I *                          285,829  20.68   5,909,515    1.53%     1.40%     20.18%
2 BlackRock Basic Value V.I. Fund - Class I *                           22,598  20.58     465,091    1.52%     1.45%     20.12%
1 BlackRock Bond V.I. Fund - Class I *                                  18,147  13.97     253,563    4.59%     1.40%      2.95%
2 BlackRock Bond V.I. Fund - Class I *                                   3,299  13.91      45,879    4.59%     1.45%      2.89%
1 BlackRock Global Allocation V.I. Fund - Class I *                    109,130  17.47   1,906,769    2.99%     1.40%     14.92%
2 BlackRock Global Allocation V.I. Fund - Class I *                      8,881  17.39     154,465    3.04%     1.45%     14.86%
1 BlackRock Global Growth V.I. Fund - Class I *                         53,350  12.03     641,644    0.90%     1.40%     20.32%
2 BlackRock Global Growth V.I. Fund - Class I *                            673  11.98       8,060    0.94%     1.45%     20.26%
1 BlackRock High Income V.I. Fund - Class I *                           30,485  13.58     413,990    7.23%     1.40%      7.93%
2 BlackRock High Income V.I. Fund - Class I *                              560  13.52       7,570    7.46%     1.45%      7.88%
1 BlackRock International Value V.I. Fund - Class I *                  118,648  19.52   2,315,708    3.27%     1.40%     26.14%
2 BlackRock International Value V.I. Fund - Class I *                    9,490  19.44     184,513    3.79%     1.45%     26.07%
1 BlackRock Large Cap Core V.I. Fund - Class I *                       101,424  18.77   1,903,644    0.93%     1.40%     13.15%
2 BlackRock Large Cap Core V.I. Fund - Class I *                         2,692  18.68      50,301    0.83%     1.45%     13.10%
1 BlackRock Large Cap Growth V.I. Fund - Class I *                      86,564  10.87     940,900    0.29%     1.40%      5.72%
1 BlackRock Money Market V.I. Fund - Class I *                          33,362  11.93     398,024    3.83%     1.40%      3.08%
2 BlackRock Money Market V.I. Fund - Class I *                           3,613  11.88      42,912    4.43%     1.45%      3.03%
1 BlackRock Utilities and Telecommunications V.I. Fund - Class I *      26,889  20.39     548,372    2.95%     1.40%     23.50%
2 BlackRock Utilities and Telecommunications V.I. Fund - Class I *       2,353  20.30      47,768    2.88%     1.45%     23.44%
1 BlackRock Value Opportunities V.I. Fund - Class I *                   80,347  24.34   1,955,910    0.26%     1.40%     11.25%
2 BlackRock Value Opportunities V.I. Fund - Class I *                   12,733  24.23     308,558    0.27%     1.45%     11.20%
7 Delaware VIP Balanced Series - Standard Class                         27,077  33.76     914,165    2.90%     1.25%     14.76%
7 Delaware VIP Capital Reserves Series - Standard Class                  6,685  23.22     155,253    4.81%     1.25%      3.27%
7 Delaware VIP Cash Reserve Series - Standard Class                         --  13.77          --    0.00%     1.40%      3.04%
7 Delaware VIP Cash Reserve Series - Standard Class                     14,676  17.04     250,090    4.09%     1.25%      3.19%
7 Delaware VIP Growth Opportunities Series - Standard Class              6,557  31.79     208,440    0.00%     1.40%      4.88%
7 Delaware VIP Growth Opportunities Series - Standard Class             21,524  35.87     771,976    0.00%     1.25%      5.04%
7 Delaware VIP High Yield Series - Standard Class                          668  19.36      12,932    6.56%     1.40%     10.89%
7 Delaware VIP High Yield Series - Standard Class                       17,069  27.57     470,674    6.56%     1.25%     11.06%
7 Delaware VIP Value Series - Standard Class                             4,750  39.74     188,739    1.53%     1.40%     22.38%
7 Delaware VIP Value Series - Standard Class                            95,378  47.26   4,507,090    1.56%     1.25%     22.56%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                          814  22.18      18,045    1.64%     1.45%     13.84%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                      236,115  22.28   5,260,980    1.59%     1.40%     13.90%

                                   VA I - 57

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                           Investment
                                                                        Unit                 Income    Expense    Total
Sub-accounts                                                     Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ----------- ---------- --------- ----------
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares      1,040 $15.68 $    16,300    0.00%     1.45%      9.37%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     51,843  15.75     816,500    0.00%     1.40%      9.43%
3 Fidelity VIP Asset Manager Portfolio - Initial Class          244,885  17.42   4,266,167    3.01%     1.40%      5.83%
2 Fidelity VIP Contrafund Portfolio - Initial Class                 122  20.72       2,525    1.26%     1.45%     10.11%
3 Fidelity VIP Contrafund Portfolio - Initial Class             136,208  20.82   2,835,385    1.26%     1.40%     10.17%
2 Fidelity VIP Growth Portfolio - Initial Class                      77  17.80       1,369    0.43%     1.45%      5.32%
3 Fidelity VIP Growth Portfolio - Initial Class                 182,120  17.88   3,256,932    0.43%     1.40%      5.37%
2 Fidelity VIP High Income Portfolio - Initial Class              1,168  12.95      15,136    6.68%     1.45%      9.64%
3 Fidelity VIP High Income Portfolio - Initial Class             54,868  13.01     714,094    6.68%     1.40%      9.69%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class   97,913  16.70   1,635,503    4.58%     1.40%      2.90%
3 Fidelity VIP Money Market Portfolio - Initial Class           165,231  13.02   2,151,019    4.70%     1.40%      3.42%
3 Fidelity VIP Overseas Portfolio - Initial Class                 9,596  19.55     187,622    0.97%     1.40%     16.44%
1 UBS U.S. Allocation Portfolio                                 747,396  17.64  13,187,756    2.74%     1.40%      9.75%
2 UBS U.S. Allocation Portfolio                                  84,240  17.57   1,480,229    3.09%     1.45%      9.69%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares              --  12.08          --    0.00%     0.75%      2.96%
1 UIF Equity Growth Portfolio - Class I Shares                       --  11.83          --    0.00%     0.75%      3.33%
1 UIF Technology Portfolio - Class I Shares                          --     --          --    0.00%     0.75%      4.77%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class        33,797  21.37     722,390    0.67%     1.40%     37.56%
2 Van Eck Worldwide Hard Assets Fund - Initial Class                252  23.81       6,007    0.00%     1.45%     -2.11%
3 Van Eck Worldwide Hard Assets Fund - Initial Class             28,179  23.92     674,000    0.07%     1.40%     22.77%
1 Vanguard 500 Index Fund                                         2,232  13.16      29,376    1.73%     0.75%     14.78%
6 Vanguard Dividend Growth Fund                                   1,909  15.08      28,795    1.89%     0.52%     18.96%
6 Vanguard GNMA Fund                                              1,170  11.20      13,105    5.65%     0.52%      3.78%
6 Vanguard Health Care Fund                                       4,234  15.07      63,831    1.41%     0.52%     10.29%
6 Vanguard Inflation-Protected Securities Fund                   13,802  11.38     157,045    2.94%     0.52%     -0.09%
1 Vanguard International Growth Fund                                723  18.18      13,143    4.03%     0.75%     10.63%
1 Vanguard LifeStrategy Conservative Growth Fund                  2,476  13.21      32,710    3.19%     0.75%      9.80%
1 Vanguard LifeStrategy Growth Fund                                 996  14.54      14,489    2.12%     0.75%     15.26%
6 Vanguard LifeStrategy Growth Fund                              10,239  15.00     153,576    2.16%     0.52%     15.53%
1 Vanguard LifeStrategy Income Fund                               1,333  12.56      16,748    3.87%     0.75%      7.13%
6 Vanguard LifeStrategy Income Fund                              17,095  12.01     205,299    3.91%     0.52%      7.37%
1 Vanguard LifeStrategy Moderate Growth Fund                     33,191  13.95     463,121    2.71%     0.75%     12.46%
6 Vanguard LifeStrategy Moderate Growth Fund                     31,779  13.97     443,832    3.04%     0.52%     12.72%
1 Vanguard Prime Money Market Fund                                  416  10.76       4,477    4.78%     0.75%      4.10%
1 Vanguard PRIMECAP Fund                                            217  14.52       3,144    0.61%     0.75%     11.48%
1 Vanguard Small-Cap Growth Index Fund                            1,268  15.58      19,750    0.29%     0.75%     11.11%
1 Vanguard Small-Cap Value Index Fund                             1,887  15.40      29,051    2.16%     0.75%     18.36%
1 Vanguard Total Bond Market Index Fund                             705  11.95       8,427    4.84%     0.75%      3.49%
6 Vanguard Total International Stock Index Fund                  15,348  20.02     307,249    2.34%     0.52%     25.98%
1 Vanguard U.S. Growth Fund                                         434  10.57       4,584    0.46%     0.75%      1.01%
6 Vanguard VIF Balanced Portfolio                               313,608  14.57   4,568,050    2.15%     0.52%     14.37%
6 Vanguard VIF Capital Growth Portfolio                          11,822  15.03     177,719    0.56%     0.52%     11.05%
1 Vanguard VIF Diversified Value Portfolio                        1,590  14.17      22,533    0.00%     0.75%     13.80%
6 Vanguard VIF Diversified Value Portfolio                       24,806  17.09     423,933    1.61%     0.52%     18.26%
1 Vanguard VIF Equity Income Portfolio                            1,544  13.42      20,718    2.67%     0.75%     19.80%
6 Vanguard VIF Equity Income Portfolio                           38,422  15.71     603,508    1.87%     0.52%     20.07%
6 Vanguard VIF Equity Index Portfolio                            29,863  14.43     430,794    1.65%     0.52%     15.11%
6 Vanguard VIF Growth Portfolio                                   4,700  12.83      60,284    0.42%     0.52%      1.39%
1 Vanguard VIF High Yield Bond Portfolio                         11,668  11.68     136,242    6.95%     0.75%      7.46%
6 Vanguard VIF High Yield Bond Portfolio                         19,323  12.45     240,659    4.94%     0.52%      7.71%
1 Vanguard VIF International Portfolio                            8,788  16.25     142,797    1.07%     0.75%     25.80%

                                   VA I - 58

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Sub-accounts                                           Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
6 Vanguard VIF International Portfolio                 68,625 $19.46 $1,335,452    0.45%     0.52%     26.09%
6 Vanguard VIF Mid-Cap Index Portfolio                 19,094  16.98    324,199    0.97%     0.52%     13.16%
6 Vanguard VIF Money Market Portfolio                     397  10.82      4,299   55.16%     0.52%      4.49%
1 Vanguard VIF REIT Index Portfolio                     1,505  17.98     27,073    2.07%     0.75%     33.92%
6 Vanguard VIF REIT Index Portfolio                    19,538  21.38    417,775    1.83%     0.52%     34.23%
6 Vanguard VIF Short-Term Investment-Grade Portfolio   13,435  10.86    145,842    2.57%     0.52%      4.38%
6 Vanguard VIF Small Company Growth Portfolio          12,166  14.15    172,093    0.22%     0.52%      9.64%
1 Vanguard VIF Total Bond Market Index Portfolio        1,548  10.70     16,571    0.00%     0.75%      4.61%
6 Vanguard VIF Total Bond Market Index Portfolio       38,527  11.11    428,209    3.87%     0.52%      3.77%
6 Vanguard VIF Total Stock Market Index Portfolio     148,502  14.83  2,202,013    0.76%     0.52%     14.93%
1 Vanguard Wellington Fund                              8,984  14.33    128,741    3.05%     0.75%     14.08%
1 Vanguard Windsor Fund                                   215  14.51      3,121    1.48%     0.75%     18.46%

                                   VA I - 59

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                              Investment
                                                                          Unit                  Income    Expense    Total
Sub-accounts                                                      Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                       990 $11.48 $     11,364    0.05%     1.45%      7.27%
3 AIM V.I. Capital Appreciation Fund - Series I                    94,212  11.53    1,085,821    0.05%     1.40%      7.33%
2 AIM V.I. International Growth Fund - Series I                       980  14.43       14,139    0.60%     1.45%     16.24%
3 AIM V.I. International Growth Fund - Series I                    92,099  14.49    1,334,262    0.60%     1.40%     16.29%
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                       1,853,190  21.35   39,556,609    6.86%     1.40%      7.16%
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                          16,466  21.26      349,998    6.40%     1.45%      7.11%
1 AllianceBernstein Global Bond Portfolio - Class A               909,967  17.03   15,494,005    9.39%     1.40%     -8.94%
2 AllianceBernstein Global Bond Portfolio - Class A                31,182  16.96      528,704    7.55%     1.45%     -8.98%
3 AllianceBernstein Global Bond Portfolio - Class A                    63  12.78          801    9.06%     1.40%     -8.94%
1 AllianceBernstein Global Dollar Government Portfolio - Class
  A                                                               593,367  33.47   19,859,233    5.90%     1.40%      8.10%
2 AllianceBernstein Global Dollar Government Portfolio - Class
  A                                                                16,673  33.33      555,672    6.02%     1.45%      8.05%
1 AllianceBernstein Global Technology Portfolio - Class A *     3,430,602  15.88   54,482,738    0.00%     1.40%      2.42%
2 AllianceBernstein Global Technology Portfolio - Class A *       160,427  15.81    2,537,089    0.00%     1.45%      2.37%
3 AllianceBernstein Global Technology Portfolio - Class A *        43,634  15.37      670,610    0.00%     1.40%      2.42%
4 AllianceBernstein Global Technology Portfolio - Class B *     1,432,336  15.67   22,440,649    0.00%     1.40%      2.21%
5 AllianceBernstein Global Technology Portfolio - Class B *        96,636  15.60    1,507,640    0.00%     1.45%      2.16%
1 AllianceBernstein Growth and Income Portfolio - Class A       5,150,075  40.32  207,630,186    1.47%     1.40%      3.41%
2 AllianceBernstein Growth and Income Portfolio - Class A         176,457  40.15    7,084,149    1.54%     1.45%      3.36%
3 AllianceBernstein Growth and Income Portfolio - Class A         150,268  25.01    3,757,785    1.21%     1.40%      3.41%
4 AllianceBernstein Growth and Income Portfolio - Class B       4,526,504  39.68  179,612,690    1.25%     1.40%      3.15%
5 AllianceBernstein Growth and Income Portfolio - Class B         121,205  39.51    4,789,237    1.17%     1.45%      3.09%
1 AllianceBernstein Growth Portfolio - Class A                  3,103,702  27.67   85,879,047    0.00%     1.40%     10.42%
2 AllianceBernstein Growth Portfolio - Class A                    106,451  27.55    2,933,097    0.00%     1.45%     10.36%
3 AllianceBernstein Growth Portfolio - Class A                     82,954  19.13    1,586,802    0.00%     1.40%     10.42%
4 AllianceBernstein Growth Portfolio - Class B                  1,973,252  27.21   53,692,489    0.00%     1.40%     10.09%
5 AllianceBernstein Growth Portfolio - Class B                     58,380  27.10    1,581,843    0.00%     1.45%     10.03%
1 AllianceBernstein High Yield Portfolio - Class A              2,778,502  11.02   30,615,117    8.24%     1.40%      0.37%
2 AllianceBernstein High Yield Portfolio - Class A                 98,709  10.97    1,083,174    8.63%     1.45%      0.32%
1 AllianceBernstein International Portfolio - Class A           3,003,328  17.22   51,711,655    0.47%     1.40%     17.51%
2 AllianceBernstein International Portfolio - Class A             108,724  17.15    1,864,157    0.49%     1.45%     17.45%
1 AllianceBernstein International Value Portfolio - Class A     2,217,641  18.51   41,050,514    0.58%     1.40%     15.17%
2 AllianceBernstein International Value Portfolio - Class A        79,189  18.47    1,462,443    0.65%     1.45%     15.11%
1 AllianceBernstein Large Cap Growth Portfolio - Class A *      4,752,800  30.12  143,159,333    0.00%     1.40%     13.55%
2 AllianceBernstein Large Cap Growth Portfolio - Class A *        219,121  29.99    6,572,420    0.00%     1.45%     13.49%
3 AllianceBernstein Large Cap Growth Portfolio - Class A *         23,778  13.59      323,059    0.00%     1.40%     13.55%
4 AllianceBernstein Large Cap Growth Portfolio - Class B *      2,474,671  29.69   73,461,562    0.00%     1.40%     13.25%
5 AllianceBernstein Large Cap Growth Portfolio - Class B *         82,045  29.56    2,425,298    0.00%     1.45%     13.19%
1 AllianceBernstein Money Market Portfolio - Class A            1,443,518  12.84   18,532,109    2.61%     1.40%      0.94%
2 AllianceBernstein Money Market Portfolio - Class A               57,677  12.78      737,354    3.00%     1.45%      0.88%
4 AllianceBernstein Money Market Portfolio - Class B            1,249,080  12.63   15,778,165    2.07%     1.40%      0.68%
5 AllianceBernstein Money Market Portfolio - Class B               21,657  12.58      272,422    1.82%     1.45%      0.63%
1 AllianceBernstein Real Estate Investment Portfolio - Class A  1,713,918  25.39   43,508,901    3.15%     1.40%     10.12%
2 AllianceBernstein Real Estate Investment Portfolio - Class A     75,964  25.28    1,920,292    3.08%     1.45%     10.07%
1 AllianceBernstein Small Cap Growth Portfolio - Class A        3,250,316  12.41   40,342,954    0.00%     1.40%      3.78%
2 AllianceBernstein Small Cap Growth Portfolio - Class A          170,998  12.36    2,113,508    0.00%     1.45%      3.73%
3 AllianceBernstein Small Cap Growth Portfolio - Class A           16,380  12.06      197,594    0.00%     1.40%      3.78%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A *   3,232,495  17.70   57,219,329    0.73%     1.40%      5.43%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A *      96,342  17.66    1,701,403    0.77%     1.45%      5.38%
1 AllianceBernstein Total Return Portfolio - Class A            6,219,857  24.71  153,669,013    2.56%     1.40%      2.47%

                                   VA I - 60

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Sub-accounts                                                       Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
2 AllianceBernstein Total Return Portfolio - Class A               162,454 $24.60 $ 3,996,746    2.59%     1.45%      2.41%
3 AllianceBernstein Total Return Portfolio - Class A                33,917  12.36     419,099    2.66%     1.40%      2.47%
1 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                            4,360,176  16.08  70,114,479    2.97%     1.40%      0.56%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                              115,065  16.01   1,842,538    2.83%     1.45%      0.51%
4 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                              190,291  15.82   3,011,226    2.66%     1.40%      0.34%
5 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                                5,173  15.76      81,519    3.44%     1.45%      0.29%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
  Class B                                                          212,143  12.70   2,694,338    0.28%     1.40%      8.13%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
  Class B                                                            7,475  12.68      94,821    0.25%     1.45%      8.08%
1 AllianceBernstein Utility Income Portfolio - Class A           1,806,112  23.98  43,318,452    2.17%     1.40%     14.45%
2 AllianceBernstein Utility Income Portfolio - Class A              60,567  23.88   1,446,570    2.47%     1.45%     14.39%
4 AllianceBernstein Value Portfolio - Class B                    5,697,258  12.62  71,870,996    1.23%     1.40%      4.02%
5 AllianceBernstein Value Portfolio - Class B                      148,703  12.59   1,871,516    1.14%     1.45%      3.97%
1 AllianceBernstein Worldwide Privatization Portfolio - Class A  1,306,320  29.01  37,890,962    0.43%     1.40%     19.16%
2 AllianceBernstein Worldwide Privatization Portfolio - Class A     68,361  28.88   1,974,541    0.46%     1.45%     19.10%
7 Delaware VIP Balanced Series - Standard Class                     28,930  29.42     851,121    2.13%     1.25%      2.40%
7 Delaware VIP Capital Reserves Series - Standard Class              8,624  22.49     193,940    4.12%     1.25%      0.54%
7 Delaware VIP Capital Reserves Series - Standard Class                 --  16.80          --    6.68%     1.40%      0.39%
7 Delaware VIP Cash Reserve Series - Standard Class                     --  13.36          --    0.00%     1.40%      1.29%
7 Delaware VIP Cash Reserve Series - Standard Class                 17,880  16.51     295,264    2.30%     1.25%      1.44%
7 Delaware VIP Growth Opportunities Series - Standard Class          6,627  30.31     200,850    0.00%     1.40%      9.86%
7 Delaware VIP Growth Opportunities Series - Standard Class         23,737  34.15     810,526    0.00%     1.25%     10.02%
7 Delaware VIP High Yield Series - Standard Class                      669  17.46      11,690    6.58%     1.40%      2.15%
7 Delaware VIP High Yield Series - Standard Class                   18,271  24.83     453,661    6.69%     1.25%      2.30%
7 Delaware VIP Value Series - Standard Class                         4,750  32.47     154,241    1.87%     1.40%      4.56%
7 Delaware VIP Value Series - Standard Class                       106,740  38.56   4,115,427    1.74%     1.25%      4.71%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                      814  19.48      15,851    1.60%     1.45%      3.19%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                  346,198  19.56   6,772,627    1.54%     1.40%      3.24%
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares         1,040  14.33      14,903    0.00%     1.45%     -0.54%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       105,839  14.39   1,523,276    0.00%     1.40%     -0.49%
3 Fidelity VIP Asset Manager Portfolio - Initial Class             343,752  16.46   5,658,685    2.84%     1.40%      2.60%
2 Fidelity VIP Contrafund Portfolio - Initial Class                    427  18.82       8,039    0.29%     1.45%     15.26%
3 Fidelity VIP Contrafund Portfolio - Initial Class                196,314  18.90   3,709,418    0.29%     1.40%     15.32%
2 Fidelity VIP Growth Portfolio - Initial Class                         77  16.90       1,306    0.53%     1.45%      4.28%
3 Fidelity VIP Growth Portfolio - Initial Class                    250,705  16.97   4,255,031    0.53%     1.40%      4.33%
2 Fidelity VIP High Income Portfolio - Initial Class                 1,168  11.81      13,805   14.91%     1.45%      1.23%
3 Fidelity VIP High Income Portfolio - Initial Class                98,552  11.86   1,169,260   14.91%     1.40%      1.28%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class     154,340  16.23   2,505,319    3.94%     1.40%      0.77%
3 Fidelity VIP Money Market Portfolio - Initial Class              165,921  12.59   2,088,573    2.78%     1.40%      1.60%
3 Fidelity VIP Overseas Portfolio - Initial Class                   13,573  16.79     227,914    0.71%     1.40%     17.40%
1 Mercury Basic Value V.I. Fund - Class I *                        344,465  17.20   5,926,198    1.20%     1.40%      1.51%
2 Mercury Basic Value V.I. Fund - Class I *                         27,874  17.13     477,597    1.00%     1.45%      1.46%
1 Mercury Core Bond V.I. Fund - Class I *                           18,369  13.57     249,321    5.12%     1.40%      0.60%
2 Mercury Core Bond V.I. Fund - Class I *                            3,302  13.52      44,633    4.95%     1.45%      0.55%
1 Mercury Domestic Money Market V.I. Fund - Class I *               26,678  11.57     308,767    2.69%     1.40%      1.27%
2 Mercury Domestic Money Market V.I. Fund - Class I *                3,620  11.53      41,725    2.00%     1.45%      1.22%
1 Mercury Global Allocation V.I. Fund - Class I *                   91,040  15.20   1,384,223    2.55%     1.40%      8.98%
2 Mercury Global Allocation V.I. Fund - Class I *                    7,075  15.14     107,135    2.27%     1.45%      8.93%

                                   VA I - 61

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                             Investment
                                                                          Unit                 Income    Expense    Total
Sub-accounts                                                       Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ----------- ---------- --------- ----------
1 Mercury Global Growth V.I. Fund - Class I *                      62,562 $10.00 $   625,364    0.99%     1.40%     13.47%
2 Mercury Global Growth V.I. Fund - Class I *                         727   9.96       7,245    1.16%     1.45%     13.42%
1 Mercury High Current Income V.I. Fund - Class I *                37,243  12.58     468,597    8.83%     1.40%      0.13%
2 Mercury High Current Income V.I. Fund - Class I *                   605  12.53       7,585   16.58%     1.45%      0.08%
1 Mercury International Value V.I. Fund - Class I *               140,781  15.47   2,178,364    2.74%     1.40%     10.13%
2 Mercury International Value V.I. Fund - Class I *                 7,508  15.42     115,795    2.61%     1.45%     10.08%
1 Mercury Large Cap Core V.I. Fund - Class I *                    106,450  16.59   1,765,715    0.61%     1.40%     11.63%
2 Mercury Large Cap Core V.I. Fund - Class I *                      3,534  16.52      58,376    0.66%     1.45%     11.57%
1 Mercury Large Cap Growth V.I. Fund - Class I *                   83,509  10.28     858,545    0.17%     1.40%      9.11%
1 Mercury Utilities and Telecommunications V.I. Fund - Class I *   30,504  16.51     503,728    2.65%     1.40%     12.55%
2 Mercury Utilities and Telecommunications V.I. Fund - Class I *    2,363  16.45      38,861    4.19%     1.45%     12.50%
1 Mercury Value Opportunities V.I. Fund - Class I *               102,905  21.88   2,251,650    0.25%     1.40%      8.85%
2 Mercury Value Opportunities V.I. Fund - Class I *                15,009  21.79     327,083    0.24%     1.45%      8.80%
1 UBS U.S. Allocation Portfolio                                   906,556  16.08  14,575,620    1.60%     1.40%      5.31%
2 UBS U.S. Allocation Portfolio                                   118,516  16.02   1,898,519    1.59%     1.45%      5.26%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares             3,047  11.73      35,744    3.58%     0.75%      3.44%
1 UIF Equity Growth Portfolio - Class I Shares                      3,066  11.44      35,091    0.47%     0.75%     14.85%
1 UIF Technology Portfolio - Class I Shares                         1,520   8.03      12,209    0.00%     0.75%     -1.02%
1 UIF Value Portfolio - Class I Shares                                 --  13.40          --    0.00%     0.75%      3.78%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class          46,816  15.54     727,449    0.72%     1.40%     30.17%
3 Van Eck Worldwide Hard Assets Fund - Initial Class               34,998  19.48     681,860    0.27%     1.40%     49.57%
1 Vanguard 500 Index Fund                                           2,435  11.47      27,921    1.87%     0.75%      3.99%
6 Vanguard Dividend Growth Fund                                     2,014  12.68      25,533    1.91%     0.52%      3.70%
6 Vanguard GNMA Fund                                                1,358  10.79      14,654    5.11%     0.52%      2.80%
6 Vanguard Health Care Fund                                         4,777  13.67      65,294    1.07%     0.52%     14.81%
6 Vanguard Inflation-Protected Securities Fund                     12,379  11.39     140,980    9.38%     0.52%      2.06%
1 Vanguard LifeStrategy Conservative Growth Fund                    2,712  12.03      32,643    2.81%     0.75%      3.68%
1 Vanguard LifeStrategy Growth Fund                                 1,092  12.62      13,773    1.94%     0.75%      6.09%
6 Vanguard LifeStrategy Growth Fund                                 9,068  12.98     117,725    2.30%     0.52%      6.33%
1 Vanguard LifeStrategy Income Fund                                 1,546  11.73      18,135    3.42%     0.75%      2.46%
6 Vanguard LifeStrategy Income Fund                                14,069  11.18     157,357    3.50%     0.52%      2.70%
1 Vanguard LifeStrategy Moderate Growth Fund                       35,678  12.41     442,657    4.88%     0.75%      4.90%
6 Vanguard LifeStrategy Moderate Growth Fund                       23,059  12.39     285,701    2.41%     0.52%      5.14%
1 Vanguard Prime Money Market Fund                                    454  10.34       4,689    2.96%     0.75%      2.24%
1 Vanguard PRIMECAP Fund                                              236  13.02       3,075    0.57%     0.75%      7.69%
1 Vanguard Small-Cap Growth Index Fund                              1,383  14.02      19,396    0.49%     0.75%      7.83%
1 Vanguard Small-Cap Value Index Fund                               1,459  13.01      18,989    3.54%     0.75%      5.28%
1 Vanguard Total Bond Market Index Fund                               771  11.54       8,898    4.43%     0.75%      1.63%
6 Vanguard Total International Stock Index Fund                    17,451  15.89     277,301    2.04%     0.52%     14.97%
1 Vanguard U.S. Growth Fund                                           473  10.47       4,948    0.20%     0.75%     10.33%
6 Vanguard VIF Balanced Portfolio                                 268,437  12.74   3,418,895    1.90%     0.52%      6.28%
6 Vanguard VIF Capital Growth Portfolio                             8,428  13.54     114,085    0.45%     0.52%      7.12%
6 Vanguard VIF Diversified Value Portfolio                         25,311  14.45     365,768    1.26%     0.52%      7.06%
1 Vanguard VIF Equity Income Portfolio                              1,593  11.20      17,851    2.45%     0.75%      3.36%
6 Vanguard VIF Equity Income Portfolio                             22,489  13.08     294,186    1.89%     0.52%      3.60%
6 Vanguard VIF Equity Index Portfolio                              15,968  12.53     200,108    1.18%     0.52%      4.25%
6 Vanguard VIF Growth Portfolio                                     4,943  12.65      62,536    0.17%     0.52%     10.92%
1 Vanguard VIF High Yield Bond Portfolio                           10,939  10.87     118,854    0.00%     0.75%      1.99%
6 Vanguard VIF High Yield Bond Portfolio                            4,896  11.56      56,615    3.33%     0.52%      2.22%
1 Vanguard VIF International Portfolio                              9,871  12.92     127,493    0.00%     0.75%     15.44%
6 Vanguard VIF International Portfolio                             20,403  15.43     314,875    0.77%     0.52%     15.71%

                                   VA I - 62

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                               Investment
                                                             Unit                Income    Expense    Total
Sub-accounts                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
6 Vanguard VIF Mid-Cap Index Portfolio                17,020 $15.00 $  255,367    0.38%     0.52%     13.39%
1 Vanguard VIF Money Market Portfolio                     --  10.29         --    0.00%     0.75%      2.40%
6 Vanguard VIF Money Market Portfolio                  3,266  10.35     33,823   25.89%     0.52%      2.64%
1 Vanguard VIF REIT Index Portfolio                    1,616  13.43     21,696    2.80%     0.75%     11.00%
6 Vanguard VIF REIT Index Portfolio                   12,188  15.93    194,149    1.39%     0.52%     11.26%
6 Vanguard VIF Short-Term Investment-Grade Portfolio   6,221  10.40     64,706    2.70%     0.52%      1.72%
6 Vanguard VIF Small Company Growth Portfolio          5,544  12.90     71,527    0.00%     0.52%      5.71%
6 Vanguard VIF Total Bond Market Index Portfolio      33,465  10.71    358,440    4.01%     0.52%      1.87%
6 Vanguard VIF Total Stock Market Index Portfolio     85,167  12.90  1,098,862    0.93%     0.52%      5.58%
1 Vanguard Wellington Fund                             9,809  12.56    123,215    4.45%     0.75%      6.03%
1 Vanguard Windsor Fund                                  235  12.25      2,872    1.42%     0.75%      4.21%

                                   VA I - 63

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                              Investment
                                                                          Unit                  Income    Expense    Total
Sub-accounts                                                      Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                     1,051 $10.70 $     11,241    0.00%     1.45%      5.09%
3 AIM V.I. Capital Appreciation Fund - Series I                   122,811  10.74    1,318,801    0.00%     1.40%      5.14%
2 AIM V.I. International Growth Fund - Series I                     1,081  12.41       13,418    0.64%     1.45%     22.22%
3 AIM V.I. International Growth Fund - Series I                   109,923  12.46    1,369,365    0.64%     1.40%     22.28%
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                       2,111,933  19.92   42,065,862    5.08%     1.40%      3.43%
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                          29,475  19.84      584,908    4.80%     1.45%      3.37%
1 AllianceBernstein Global Bond Portfolio - Class A               899,807  18.70   16,824,355    5.47%     1.40%      8.11%
2 AllianceBernstein Global Bond Portfolio - Class A                31,162  18.63      580,507    5.51%     1.45%      8.05%
3 AllianceBernstein Global Bond Portfolio - Class A                    63  14.03          885   11.06%     1.40%      8.11%
1 AllianceBernstein Global Dollar Government Portfolio - Class
  A                                                               628,197  30.96   19,449,691    6.45%     1.40%      8.59%
2 AllianceBernstein Global Dollar Government Portfolio - Class
  A                                                                19,026  30.85      586,878    6.72%     1.45%      8.53%
1 AllianceBernstein Growth and Income Portfolio - Class A       6,262,902  38.99  244,161,672    0.88%     1.40%      9.91%
2 AllianceBernstein Growth and Income Portfolio - Class A         219,804  38.84    8,537,408    0.90%     1.45%      9.86%
3 AllianceBernstein Growth and Income Portfolio - Class A         282,480  24.18    6,830,906    0.97%     1.40%      9.91%
4 AllianceBernstein Growth and Income Portfolio - Class B       5,229,899  38.47  201,194,063    0.72%     1.40%      9.68%
5 AllianceBernstein Growth and Income Portfolio - Class B         147,272  38.33    5,644,554    0.74%     1.45%      9.62%
1 AllianceBernstein Growth Portfolio - Class A                  3,853,315  25.06   96,562,814    0.00%     1.40%     13.14%
2 AllianceBernstein Growth Portfolio - Class A                    144,062  24.97    3,596,773    0.00%     1.45%     13.08%
3 AllianceBernstein Growth Portfolio - Class A                    163,582  17.32    2,833,937    0.00%     1.40%     13.14%
4 AllianceBernstein Growth Portfolio - Class B                  2,217,887  24.72   54,819,089    0.00%     1.40%     12.94%
5 AllianceBernstein Growth Portfolio - Class B                     64,240  24.63    1,581,914    0.00%     1.45%     12.88%
1 AllianceBernstein High Yield Portfolio - Class A              3,418,232  10.98   37,525,351    6.23%     1.40%      6.48%
2 AllianceBernstein High Yield Portfolio - Class A                134,790  10.94    1,474,402    6.65%     1.45%      6.43%
1 AllianceBernstein International Portfolio - Class A           3,066,419  14.65   44,929,430    0.26%     1.40%     15.98%
2 AllianceBernstein International Portfolio - Class A             111,264  14.60    1,624,203    0.28%     1.45%     15.93%
1 AllianceBernstein International Value Portfolio - Class A     2,082,813  16.07   33,477,137    0.49%     1.40%     23.46%
2 AllianceBernstein International Value Portfolio - Class A        74,829  16.04    1,200,523    0.48%     1.45%     23.39%
1 AllianceBernstein Money Market Portfolio - Class A            1,820,045  12.72   23,149,556    0.74%     1.40%     -0.68%
2 AllianceBernstein Money Market Portfolio - Class A               59,980  12.67      760,067    0.85%     1.45%     -0.73%
4 AllianceBernstein Money Market Portfolio - Class B            1,230,662  12.55   15,440,025    0.43%     1.40%     -0.93%
5 AllianceBernstein Money Market Portfolio - Class B               29,141  12.50      364,257    0.57%     1.45%     -0.98%
1 AllianceBernstein Premier Growth Portfolio - Class A          5,888,313  26.53  156,197,494    0.00%     1.40%      7.11%
2 AllianceBernstein Premier Growth Portfolio - Class A            272,974  26.43    7,214,251    0.00%     1.45%      7.06%
3 AllianceBernstein Premier Growth Portfolio - Class A             34,289  11.97      410,278    0.00%     1.40%      7.11%
4 AllianceBernstein Premier Growth Portfolio - Class B          2,859,284  26.21   74,947,558    0.00%     1.40%      6.84%
5 AllianceBernstein Premier Growth Portfolio - Class B             96,497  26.11    2,519,997    0.00%     1.45%      6.79%
1 AllianceBernstein Real Estate Investment Portfolio - Class A  2,141,527  23.05   49,367,234    2.08%     1.40%     33.74%
2 AllianceBernstein Real Estate Investment Portfolio - Class A    101,876  22.97    2,339,783    2.09%     1.45%     33.68%
1 AllianceBernstein Small Cap Growth Portfolio - Class A *      3,886,852  11.96   46,487,482    0.00%     1.40%     12.96%
2 AllianceBernstein Small Cap Growth Portfolio - Class A *        201,863  11.92    2,405,361    0.00%     1.45%     12.90%
3 AllianceBernstein Small Cap Growth Portfolio - Class A *         23,121  11.62      268,757    0.00%     1.40%     12.96%
1 AllianceBernstein Small Cap Value Portfolio - Class A         3,582,738  16.79   60,151,686    0.18%     1.40%     17.64%
2 AllianceBernstein Small Cap Value Portfolio - Class A           112,220  16.76    1,880,641    0.17%     1.45%     17.59%
1 AllianceBernstein Technology Portfolio - Class A              4,429,336  15.51   68,679,065    0.00%     1.40%      3.99%
2 AllianceBernstein Technology Portfolio - Class A                224,723  15.45    3,471,517    0.00%     1.45%      3.94%
3 AllianceBernstein Technology Portfolio - Class A                 68,612  15.01    1,029,525    0.00%     1.40%      3.99%
4 AllianceBernstein Technology Portfolio - Class B              1,734,688  15.33   26,589,834    0.00%     1.40%      3.63%
5 AllianceBernstein Technology Portfolio - Class B                106,350  15.27    1,624,124    0.00%     1.45%      3.57%
1 AllianceBernstein Total Return Portfolio - Class A            7,047,539  24.11  169,927,969    2.15%     1.40%      7.56%

                                   VA I - 64

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Sub-accounts                                                       Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
2 AllianceBernstein Total Return Portfolio - Class A               197,367 $24.02 $ 4,741,220    2.23%     1.45%      7.50%
3 AllianceBernstein Total Return Portfolio - Class A                52,718  12.06     635,751    2.03%     1.40%      7.56%
1 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                            5,440,970  15.99  87,002,900    2.70%     1.40%      2.32%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                              164,077  15.93   2,613,917    2.72%     1.45%      2.27%
4 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                              193,600  15.77   3,053,168    2.55%     1.40%      2.08%
5 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                                9,338  15.71     146,715    2.74%     1.45%      2.03%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
  Class B                                                          196,331  11.75   2,305,973    0.08%     1.40%      7.65%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
  Class B                                                            9,219  11.74     108,201    0.02%     1.45%      7.59%
1 AllianceBernstein Utility Income Portfolio - Class A           1,964,056  20.96  41,160,680    2.04%     1.40%     22.60%
2 AllianceBernstein Utility Income Portfolio - Class A              58,184  20.88   1,214,854    1.95%     1.45%     22.54%
4 AllianceBernstein Value Portfolio - Class B                    6,361,377  12.13  77,148,234    0.85%     1.40%     11.80%
5 AllianceBernstein Value Portfolio - Class B                      173,133  12.11   2,095,841    0.77%     1.45%     11.74%
1 AllianceBernstein Worldwide Privatization Portfolio - Class A  1,405,001  24.34  34,199,304    0.21%     1.40%     22.54%
2 AllianceBernstein Worldwide Privatization Portfolio - Class A     69,774  24.25   1,692,095    0.22%     1.45%     22.48%
7 Delaware VIP Balanced Series - Standard Class                         --  18.94          --    3.89%     1.40%      4.37%
7 Delaware VIP Balanced Series - Standard Class                     32,787  28.73     941,999    2.16%     1.25%      4.53%
7 Delaware VIP Capital Reserves Series - Standard Class              8,628  22.37     193,003    4.53%     1.25%      2.40%
7 Delaware VIP Capital Reserves Series - Standard Class              2,937  16.73      49,155    4.24%     1.40%      2.25%
7 Delaware VIP Cash Reserve Series - Standard Class                 28,886  16.28     470,237    0.87%     1.25%     -0.38%
7 Delaware VIP Growth Opportunities Series - Standard Class          6,786  27.59     187,228    0.00%     1.40%     10.91%
7 Delaware VIP Growth Opportunities Series - Standard Class         34,408  31.03   1,067,847    0.00%     1.25%     11.08%
7 Delaware VIP High Yield Series - Standard Class                      671  17.09      11,474    8.91%     1.40%     12.66%
7 Delaware VIP High Yield Series - Standard Class                   19,508  24.27     473,458    6.78%     1.25%     12.83%
7 Delaware VIP Value Series - Standard Class *                       5,813  31.05     180,506    1.65%     1.40%     13.33%
7 Delaware VIP Value Series - Standard Class *                     116,612  36.82   4,293,595    1.67%     1.25%     13.50%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                      814  18.88      15,362    1.30%     1.45%      9.05%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                  439,255  18.95   8,323,390    1.68%     1.40%      9.10%
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares         1,040  14.41      14,984    0.00%     1.45%     16.81%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       140,927  14.46   2,038,341    0.00%     1.40%     16.87%
2 Fidelity VIP Asset Manager Portfolio - Initial Class                  --  15.98          --    2.87%     1.45%      3.95%
3 Fidelity VIP Asset Manager Portfolio - Initial Class             434,692  16.04   6,974,219    2.87%     1.40%      4.00%
2 Fidelity VIP Contrafund Portfolio - Initial Class                    430  16.33       7,023    0.34%     1.45%     13.81%
3 Fidelity VIP Contrafund Portfolio - Initial Class                222,855  16.39   3,651,633    0.34%     1.40%     13.87%
2 Fidelity VIP Growth Portfolio - Initial Class                         78  16.21       1,259    0.29%     1.45%      1.89%
3 Fidelity VIP Growth Portfolio - Initial Class                    368,999  16.27   6,002,705    0.29%     1.40%      1.94%
2 Fidelity VIP High Income Portfolio - Initial Class                 1,168  11.67      13,637    8.52%     1.45%      8.02%
3 Fidelity VIP High Income Portfolio - Initial Class               141,135  11.71   1,653,374    8.52%     1.40%      8.07%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class     209,298  16.11   3,371,298    4.45%     1.40%      3.00%
3 Fidelity VIP Money Market Portfolio - Initial Class              250,164  12.39   3,099,313    1.05%     1.40%     -0.20%
3 Fidelity VIP Overseas Portfolio - Initial Class                   20,004  14.30     286,116    1.14%     1.40%     12.06%
1 Merrill Lynch Basic Value V.I. Fund - Class I                    443,366  16.95   7,514,169    1.08%     1.40%      9.53%
2 Merrill Lynch Basic Value V.I. Fund - Class I                     48,297  16.89     815,621    1.09%     1.45%      9.47%
1 Merrill Lynch Core Bond V.I. Fund - Class I                       34,210  13.49     461,570    3.57%     1.40%      3.06%
2 Merrill Lynch Core Bond V.I. Fund - Class I                        3,305  13.44      44,435    3.57%     1.45%      3.01%
1 Merrill Lynch Domestic Money Market V.I. Fund - Class I           51,563  11.43     589,305    0.71%     1.40%     -0.48%
2 Merrill Lynch Domestic Money Market V.I. Fund - Class I              201  11.39       2,292    0.92%     1.45%     -0.53%
1 Merrill Lynch Global Allocation V.I. Fund - Class I               85,853  13.95   1,197,753    3.66%     1.40%     12.79%

                                   VA I - 65

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                           Investment
                                                                        Unit                 Income    Expense    Total
Sub-accounts                                                    Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
2 Merrill Lynch Global Allocation V.I. Fund - Class I             9,693 $13.90 $   134,749    2.05%     1.45%     12.73%
1 Merrill Lynch Global Growth V.I. Fund - Class I                90,917   8.81     800,893    1.47%     1.40%     13.62%
2 Merrill Lynch Global Growth V.I. Fund - Class I                   787   8.78       6,916    1.53%     1.45%     13.56%
1 Merrill Lynch High Current Income V.I. Fund - Class I          69,402  12.57     872,051    7.60%     1.40%     10.27%
2 Merrill Lynch High Current Income V.I. Fund - Class I           1,766  12.52      22,111    8.81%     1.45%     10.21%
1 Merrill Lynch International Value V.I. Fund - Class I         145,441  14.05   2,043,390    2.38%     1.40%     20.83%
2 Merrill Lynch International Value V.I. Fund - Class I           8,769  14.01     122,846    2.38%     1.45%     20.77%
1 Merrill Lynch Large Cap Core V.I. Fund - Class I              120,062  14.86   1,784,069    0.84%     1.40%     15.17%
2 Merrill Lynch Large Cap Core V.I. Fund - Class I                3,420  14.81      50,639    0.94%     1.45%     15.11%
1 Merrill Lynch Large Cap Growth V.I. Fund - Class I             99,634   9.42     938,811    0.24%     1.40%      6.30%
1 Merrill Lynch Utilities and Telecommunications V.I. Fund -
  Class I                                                        30,233  14.67     443,567    2.41%     1.40%     23.97%
2 Merrill Lynch Utilities and Telecommunications V.I. Fund -
  Class I                                                            36  14.62         520    2.57%     1.45%     23.91%
1 Merrill Lynch Value Opportunities V.I. Fund - Class I *       127,681  20.10   2,566,605    0.00%     1.40%     13.38%
2 Merrill Lynch Value Opportunities V.I. Fund - Class I *        18,950  20.03     379,573    0.00%     1.45%     13.32%
1 UBS U.S. Allocation Portfolio *                             1,101,176  15.27  16,811,976    0.94%     1.40%      9.14%
2 UBS U.S. Allocation Portfolio *                               136,940  15.22   2,084,072    0.93%     1.45%      9.08%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares           3,278  11.34      37,169    3.75%     0.75%      3.59%
1 UIF Equity Growth Portfolio - Class I Shares                    3,298   9.96      32,865    0.16%     0.75%      6.97%
1 UIF Technology Portfolio - Class I Shares                       1,635   8.12      13,268    0.00%     0.75%     -2.38%
1 UIF Value Portfolio - Class I Shares                               --  12.91          --    2.09%     0.75%     16.95%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class        42,737  11.94     510,162    0.62%     1.40%     24.14%
3 Van Eck Worldwide Hard Assets Fund - Initial Class             27,975  13.03     364,401    0.19%     1.40%     22.26%
1 Vanguard 500 Index Fund                                           753  11.03       8,300    1.79%     0.75%      9.91%
6 Vanguard GNMA Fund                                              3,152  10.50      33,095    2.57%     0.52%      3.59%
6 Vanguard Health Care Fund                                       5,698  11.90      67,830    1.71%     0.52%      8.94%
6 Vanguard Inflation-Protected Securities Fund                    2,150  11.16      23,992    6.93%     0.52%      7.71%
1 Vanguard LifeStrategy Conservative Growth Fund                  2,961  11.61      34,374    2.82%     0.75%      7.22%
1 Vanguard LifeStrategy Growth Fund                               1,192  11.89      14,173    1.97%     0.75%     11.73%
6 Vanguard LifeStrategy Growth Fund                               6,749  12.21      82,401    2.38%     0.52%     11.99%
1 Vanguard LifeStrategy Income Fund                               1,771  11.44      20,264    3.21%     0.75%      5.22%
6 Vanguard LifeStrategy Income Fund                              11,770  10.89     128,188    5.74%     0.52%      5.46%
6 Vanguard LifeStrategy Moderate Growth Fund                     24,811  11.78     292,373    2.90%     0.52%      9.99%
1 Vanguard Prime Money Market Fund                                  493  10.11       4,985    1.10%     0.75%      0.35%
1 Vanguard PRIMECAP Fund                                            257  12.09       3,104    0.74%     0.75%     17.43%
1 Vanguard Total Bond Market Index Fund                             840  11.36       9,535    2.93%     0.75%      3.47%
6 Vanguard Total International Stock Index Fund                  19,656  13.82     271,666    3.97%     0.52%     20.21%
1 Vanguard U.S. Growth Fund                                         514   9.49       4,875    0.28%     0.75%      6.23%
6 Vanguard VIF Balanced Portfolio                               154,249  11.98   1,848,551    1.42%     0.52%     10.71%
6 Vanguard VIF Capital Growth Portfolio                           5,319  12.64      67,211    0.00%     0.52%     17.02%
6 Vanguard VIF Diversified Value Portfolio                       13,666  13.50     184,457    0.37%     0.52%     19.84%
1 Vanguard VIF Equity Income Portfolio                            1,646  10.84      17,836    0.00%     0.75%     12.65%
6 Vanguard VIF Equity Income Portfolio                           14,769  12.63     186,491    0.12%     0.52%     12.73%
6 Vanguard VIF Equity Index Portfolio                             8,591  12.02     103,269    0.88%     0.52%     10.23%
6 Vanguard VIF Growth Portfolio                                   1,294  11.41      14,759    0.15%     0.52%      6.70%
6 Vanguard VIF High Yield Bond Portfolio                          1,510  11.31      17,083    2.10%     0.52%      7.96%
6 Vanguard VIF International Portfolio                            5,881  13.34      78,446    1.26%     0.52%     18.80%
6 Vanguard VIF Mid-Cap Index Portfolio                            4,431  13.23      58,639    0.87%     0.52%     19.69%
6 Vanguard VIF Money Market Portfolio                               439  10.09       4,433    4.61%     0.52%      0.78%
1 Vanguard VIF REIT Index Portfolio                               1,731  12.10      20,946    0.00%     0.75%     20.74%
6 Vanguard VIF REIT Index Portfolio                               3,950  14.32      56,551    2.54%     0.52%     29.84%
6 Vanguard VIF Short-Term Investment-Grade Portfolio *            4,814  10.22      49,219    3.89%     0.52%      1.54%

                                   VA I - 66

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                            Investment
                                                          Unit                Income    Expense    Total
Sub-accounts                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
6 Vanguard VIF Small Company Growth Portfolio       3,888 $12.20  $ 47,445     0.06%     0.52%     14.70%
6 Vanguard VIF Total Bond Market Index Portfolio   19,451  10.51   204,510     8.25%     0.52%      3.66%
6 Vanguard VIF Total Stock Market Index Portfolio  55,746  12.22   681,258     0.02%     0.52%     11.96%
1 Vanguard Wellington Fund                            249  11.85     2,951     2.88%     0.75%     10.34%
1 Vanguard Windsor Fund                               255  11.75     2,996     1.47%     0.75%     12.53%

FOOTNOTES

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.

2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.

3  Profile product.

4 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.

5 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

6  Vanguard SPIA product.

7  Variable Annuity product.

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub- account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invests.

(b)These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2008, 2007, 2006, 2005 and 2004, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*  Fund Name Changes

2004

- Effective April 29, 2004, UBS Series Trust Tactical Allocation Portfolio changed its name to UBS U.S. Allocation Portfolio.

- Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A changed its name to AllianceBernstein Small Cap Growth Portfolio - Class A.

- Effective July 26, 2004, Merrill Lynch Small Cap Value V.I. Fund - Class I changed its name to Merrill Lynch Value Opportunities V.I. Fund - Class I.

- Effective July 30, 2004, Delaware VIP Large Cap Value Series - Standard Class changed its name to Delaware VIP Value Series - Standard Class.

- Effective August 19, 2004, Vanguard VIF Short-Term Corporate Portfolio changed its name to Vanguard VIF Short-Term Investment-Grade Portfolio.

2005

-  Effective May 1, 2005, Merrill Lynch funds were rebranded as Mercury funds.

- Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio - Class A and AllianceBernstein Premier Growth Portfolio - Class B changed its name to AllianceBernstein Large Cap Growth Portfolio - Class A and AllianceBernstein Large Cap Growth Portfolio - Class B, respectively.

- Effective May 2, 2005, AllianceBernstein Small Cap Value Portfolio - Class A changed its name to AllianceBernstein Small/Mid Cap Value Portfolio -
    Class A.

- Effective May 2, 2005, AllianceBernstein Technology Portfolio - Class A and AllianceBernstein Technology Portfolio - Class B changed its name to AllianceBernstein Global Technology Portfolio - Class A and
   AllianceBernstein Global Technology Portfolio - Class B, respectively.

                                   VA I - 67

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

*  Fund Name Changes - Continued

2006

- Effective February 1, 2006, AllianceBernstein International Portfolio - Class A changed its name to AllianceBernstein International Research Growth Portfolio - Class A.

- Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

- Effective February 1, 2006, AllianceBernstein Worldwide Privatization Portfolio - Class A changed its name to AllianceBernstein International Growth Portfolio - Class A.

- Effective October 2, 2006, Mercury funds changed their names to BlackRock funds.

- Effective October 2, 2006, Mercury Core Bond V.I. Fund - Class I changed its name to BlackRock Bond V.I. Fund - Class I.

- Effective October 2, 2006, Mercury Domestic Money Market V.I. Fund - Class I changed its name to BlackRock Money Market V.I. Fund - Class I.

- Effective October 2, 2006, Mercury High Current Income V.I. Fund - Class I changed its name to BlackRock High Income V.I. Fund - Class I.

2007

- Effective December 10, 2007, BlackRock Bond V.I. Fund - Class I changed its name to BlackRock Total Return V.I. Fund - Class I.

2008

- Effective April 25, 2008, AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A and AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A and AllianceBernstein Intermediate Bond Portfolio - Class B, respectively.

                                   VA I - 68

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, American International Group, Inc. ("AIG") experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $31.7 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

                                   VA I - 69

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                                   VA I - 70

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management does not currently anticipate this to have a material impact on the financial statements of the Variable Account.

                                   VA I - 71

                          AIG LIFE INSURANCE COMPANY
 (an indirect, wholly-owned subsidiary of American International Group, Inc.)

                         INDEX TO FINANCIAL STATEMENTS

                                                                         Page
                                                                        Numbers
                                                                        -------
Report of Independent Registered Public Accounting Firm................    1

Balance Sheet - December 31, 2008 and 2007 (Restated).................. 2 to 3

Statement of Income (Loss) - Years Ended December 31, 2008, 2007
  (Restated) and 2006 (Restated).......................................    4

Statement of Shareholder's Equity - Years Ended December 31, 2008,
  2007 (Restated) and 2006 (Restated)..................................    5

Statement of Cash Flows - Years Ended December 31, 2008, 2007
  (Restated) and 2006 (Restated)....................................... 6 to 7

Statement of Comprehensive Income (Loss) - Years Ended December 31,
  2008, 2007 (Restated) and 2006 (Restated)............................    8

Notes to Financial Statements.......................................... 9 to 49

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of AIG Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income (loss), of shareholder's equity, of cash flows and of comprehensive income (loss) present fairly, in all material respects, the financial position of AIG Life Insurance Company (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 18 to the financial statements, the Company has restated its financial statements as of December 31, 2007 and 2006 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 29, 2009

                          AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEET

                                                              December 31,
                                                         ----------------------
                                                            2008       2007
                                                         ---------- -----------
                                                                    (Restated)
                                                             (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at
     fair value (cost: 2008 - $5,604,265; 2007 -
     $6,554,997)........................................ $5,304,351 $ 6,741,702
   Fixed maturity securities, trading, at fair value
     (cost: 2008 - $39,100; 2007 - $0)..................     30,665          --
   Equity securities, available for sale, at fair value
     (cost: 2008 - $14,999; 2007 - $16,004).............     12,887      17,044
   Mortgage and other loans receivable..................    530,636     531,619
   Policy loans.........................................    239,467     179,640
   Investment real estate...............................     20,388      21,504
   Partnerships and other invested assets...............    165,103      75,787
   Securities lending collateral, at fair value (cost:
     2008 - $0; 2007 - $2,561,577)......................         --   2,384,556
   Short-term investments...............................    163,663      66,802
   Derivative assets, at fair value.....................     12,467      40,128
                                                         ---------- -----------
Total investments.......................................  6,479,627  10,058,782
Cash and cash equivalents...............................      6,322      16,257
Accrued investment income...............................     84,997      93,904
Reinsurance receivables.................................    104,088     104,087
Deferred policy acquisition costs.......................    132,682     166,057
Premiums and insurance balances receivable..............      1,380       3,752
Income taxes receivable.................................    125,093      23,495
Amounts due from related parties........................      8,042         193
Assets held in variable accounts........................  2,120,042   3,103,731
Other assets............................................     33,513      31,346
                                                         ---------- -----------
Total assets............................................ $9,095,786 $13,601,604
                                                         ========== ===========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                           BALANCE SHEET (Continued)

                                                        December 31,
                                                   -----------------------
                                                      2008        2007
                                                   ----------  -----------
                                                               (Restated)
                                                       (In Thousands,
                                                     except share data)
Liabilities and Shareholder's Equity
Liabilities:
   Future policy benefits......................... $2,714,032  $ 2,637,727
   Policyholder contract deposits.................  3,762,836    4,161,974
   Reserve for unearned premiums..................     14,142       27,736
   Policy claims and benefits payable.............    104,617      120,310
   Other policyholders' funds.....................      3,054       36,066
   Amounts due to related parties.................     85,940       51,238
   Securities lending payable.....................         --    2,594,426
   Derivative liabilities.........................     15,313       24,620
   Liabilities related to variable accounts.......  2,120,042    3,103,731
   Other liabilities..............................     99,571       43,365
                                                   ----------  -----------
Total liabilities.................................  8,919,547   12,801,193
                                                   ----------  -----------
Commitments and Contingencies (Note 11)
Shareholder's equity:
   Common stock, $5 par value, 1,000,000 shares
     authorized, 976,703 issued and outstanding...      4,884        4,884
   Additional paid-in capital.....................  1,223,140      308,585
   Retained earnings (accumulated deficit)........   (864,873)     479,524
   Accumulated other comprehensive income (loss)..   (186,912)       7,418
                                                   ----------  -----------
Total shareholder's equity........................    176,239      800,411
                                                   ----------  -----------
Total liabilities and shareholder's equity........ $9,095,786  $13,601,604
                                                   ==========  ===========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                          STATEMENT OF INCOME (LOSS)

                                                      Years ended December 31,
                                                 ---------------------------------
                                                     2008        2007       2006
                                                 -----------  ---------- ----------
                                                              (Restated) (Restated)
                                                           (In Thousands)
Revenues:
   Premiums and other considerations............ $   220,347   $272,379   $222,531
   Net investment income........................     483,483    560,899    589,399
   Net realized investment losses...............  (1,409,217)   (97,580)   (20,854)
   Other........................................     134,010    148,209    152,793
                                                 -----------   --------   --------
Total revenues..................................    (571,377)   883,907    943,869
                                                 -----------   --------   --------
Benefits and expenses:
   Policyholders' benefits......................     454,848    531,970    404,929
   Interest credited on policyholder contract
     deposits...................................     179,040    192,553    271,267
   Insurance acquisition and other operating
     expenses...................................     122,124    131,302    152,568
                                                 -----------   --------   --------
Total benefits and expenses.....................     756,012    855,825    828,764
                                                 -----------   --------   --------
Income (loss) before income tax expense
  (benefit).....................................  (1,327,389)    28,082    115,105
Income tax expense (benefit):
   Current......................................    (319,589)    23,694     14,320
   Deferred.....................................     336,597    (19,967)    15,263
                                                 -----------   --------   --------
Total income tax expense (benefit)..............      17,008      3,727     29,583
                                                 -----------   --------   --------
Net income (loss)............................... $(1,344,397)  $ 24,355   $ 85,522
                                                 ===========   ========   ========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                       STATEMENT OF SHAREHOLDER'S EQUITY

                                                                    Years ended December 31,
                                                               ----------------------------------
                                                                   2008        2007       2006
                                                               -----------  ---------- ----------
                                                                            (Restated) (Restated)
                                                                         (In Thousands)
Preferred stock:
   Balance at beginning and end of year....................... $        --  $      --  $  100,000
       Shares redeemed........................................          --         --    (100,000)
                                                               -----------  ---------  ----------
   Balance at end of year.....................................          --         --          --
                                                               -----------  ---------  ----------
Common stock:
   Balance at beginning and end of year.......................       4,884      4,884       4,884
Additional paid-in capital:
   Balance at beginning of year...............................     308,585    302,283     302,283
       Capital contributions from Parent (see Note 12)........     914,555      6,302          --
                                                               -----------  ---------  ----------
   Balance at end of year.....................................   1,223,140    308,585     302,283
                                                               -----------  ---------  ----------
Retained earnings (accumulated deficit):
   Balance at beginning of year...............................     479,524    607,703     575,895
       Net income (loss)......................................  (1,344,397)    24,355      85,522
       Dividend...............................................          --   (150,000)    (53,714)
       Cumulative effect of accounting change, net of tax.....          --     (2,534)         --
                                                               -----------  ---------  ----------
   Balance at end of year.....................................    (864,873)   479,524     607,703
                                                               -----------  ---------  ----------
Accumulated other comprehensive income (loss):
   Balance at beginning of year...............................       7,418    181,947     253,676
       Other comprehensive loss...............................    (194,330)  (174,529)    (71,729)
                                                               -----------  ---------  ----------
   Balance at end of year.....................................    (186,912)     7,418     181,947
                                                               -----------  ---------  ----------
Total shareholder's equity.................................... $   176,239  $ 800,411  $1,096,817
                                                               ===========  =========  ==========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS

                                                                              Years ended December 31,
                                                                       -------------------------------------
                                                                           2008         2007         2006
                                                                       -----------  -----------  -----------
                                                                                     (Restated)   (Restated)
                                                                                   (In Thousands)
Cash flows from operating activities..................................
Net Income (Loss)..................................................... $(1,344,397) $    24,355  $    85,522
Adjustments to reconcile net income to net cash provided by operating activities:
Change in insurance reserves..........................................      62,712      180,521       20,954
Interest credited on policyholder contract deposits...................     179,040      192,553      271,267
Net realized investment losses........................................   1,409,217       97,580       20,854
Amortization (accretion) of net premium/discount on investments.......     (15,489)     (17,941)     (15,367)
Change in:
   Premiums and insurance balances receivable and payable - net.......       2,372       24,910        8,349
   Accrued investment income..........................................       8,907        5,261       24,029
   Deferral of deferred policy acquisition costs......................      33,375       43,790       60,019
   Trading Securities, at fair value..................................       8,435           --           --
   Reinsurance assets.................................................          (1)      22,287        9,995
   Other policyholders' funds.........................................      (5,450)     117,018      153,774
   Income taxes currently receivable/payable..........................       3,041       12,352      (36,700)
   Reserves for commissions, expense and taxes........................      (4,189)         675        2,478
Other assets and liabilities - net....................................      66,851      (48,253)      18,643
                                                                       -----------  -----------  -----------
       Net cash provided by operating activities......................     404,424      655,108      623,817
                                                                       -----------  -----------  -----------
Cash flows from investing activities
Purchase of:
   Fixed maturity and equity securities...............................  (2,119,614)  (2,469,913)  (2,968,567)
   Mortgage and other loans...........................................     (51,614)     (76,891)     (59,592)
   Policy loans.......................................................     (83,276)     (26,450)      (8,652)
   Real estate........................................................        (399)      (2,586)      (6,053)
   Other investments, excluding short-term investments................     (61,425)     (36,690)     (33,348)
Sales of:
   Fixed maturity and equity securities...............................   2,407,727    2,120,489    3,778,329
   Real estate........................................................          --        7,017        2,621
   Other investments, excluding short-term investments................       9,211       38,064       11,024
Redemptions and maturities of:
   Fixed maturity securities..........................................     289,125      671,479      676,033
   Mortgage and other loans...........................................      42,341       67,115       52,593
   Policy loans.......................................................      23,449       36,549       20,481
Change in short-term investments......................................     (96,861)     (12,486)     (22,853)
Change in securities lending collateral...............................   1,677,253     (837,104)     (97,423)
Other - net...........................................................          --      (25,198)       6,874
                                                                       -----------  -----------  -----------
       Net cash provided by (used in) investing activities............   2,035,917     (546,605)   1,351,467
                                                                       -----------  -----------  -----------

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                      STATEMENT OF CASH FLOWS (Continued)

                                                           Years ended December 31,
                                                     -----------------------------------
                                                         2008        2007        2006
                                                     -----------  ---------- -----------
                                                                  (Restated)  (Restated)
                                                                (In Thousands)
Cash flows from financing activities
Policyholder account deposits....................... $    89,433  $ 206,492  $   124,188
Policyholder account withdrawals....................    (677,661)  (986,018)  (2,052,561)
Change in securities lending payable................  (2,594,426)   830,802       97,423
Cash Overdrafts.....................................      (3,308)        --           --
Cash capital contribution from Parent...............     735,686      6,302           --
Dividend paid to shareholder........................          --   (150,000)     (53,714)
Redemption of preferred stock.......................          --         --     (100,000)
                                                     -----------  ---------  -----------
   Net cash used in financing activities............  (2,450,276)   (92,422)  (1,984,664)
                                                     -----------  ---------  -----------
(Decrease) increase in cash and cash equivalents....      (9,935)    16,081       (9,380)
Cash and cash equivalents at beginning of period....      16,257        176        9,556
                                                     -----------  ---------  -----------
Cash and cash equivalents at end of period.......... $     6,322  $  16,257  $       176
                                                     ===========  =========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)........................ $    13,268  $ (10,041) $    68,064
Non-cash activity:
Capital contribution in the form of securities...... $   178,870  $      --  $        --

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                   STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                             Years ended December 31,
                                                        ---------------------------------
                                                            2008        2007       2006
                                                        -----------  ---------- ----------
                                                                     (Restated) (Restated)
                                                                  (In Thousands)
Net income (loss)...................................... $(1,344,397) $  24,355  $  85,522
Other comprehensive income (loss):
   Net unrealized losses on invested assets arising
     during the current period.........................    (961,768)  (375,813)  (163,378)
   Deferred income tax benefit on above changes........     336,619    131,534     60,103
   Reclassification adjustment for net realized losses
     included in net income (loss).....................     662,799    103,090     28,433
   Deferred income tax expense on above changes........    (231,980)   (36,099)   (10,457)
   Adjustment to deferred policy acquisition costs.....          --      4,218     21,465
   Deferred income tax expense on above changes........          --     (1,459)    (7,895)
                                                        -----------  ---------  ---------
   Other comprehensive loss............................    (194,330)  (174,529)   (71,729)
                                                        -----------  ---------  ---------
Comprehensive income (loss)............................ $(1,538,727) $(150,174) $  13,793
                                                        ===========  =========  =========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations

AIG Life Insurance Company (the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG"). The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed and variable annuities, terminal funding annuities, immediate annuities, variable universal life insurance policies, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

Prior to December 18, 2007, 79% of the outstanding stock of the Company was held by AIG. The remaining 21% of the Company's outstanding common stock was held by another AIG subsidiary, Commerce and Industry Insurance Company ("Commerce and Industry"), which is domiciled in New York. On December 18, 2007, the shares of the Company owned by Commerce and Industry were sold to AIG and on December 31, 2007, 100% of the shares owned by AIG were contributed by AIG to AIG Life Holdings and upon receipt of these shares, AIG Life Holdings contributed the same to AGC Life Insurance Company, which is domiciled in Missouri. As a result of these transactions, 100% of the Company's outstanding common stock is owned by AGC Life Insurance Company as of December 31, 2007.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 17 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in variable accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations or statutory capital and surplus.

As described in Note 17 herein, AIG commenced an organization-wide restructuring plan under which some of its businesses will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, AIG and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

At December 31, 2008, AIG and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all of AIG's restructuring and separation activities. This is due to the significant scale and nature of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur.

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility (the "Credit Facility") established for the sole benefit of the U.S. Department of the Treasury (the "Treasury Department"), which has been amended and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Treasury Department. The Series C Preferred Stock is entitled to
(i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The Credit Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the Treasury Department pursuant to which, among other things, AIG issued and sold to the Treasury Department, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the Credit Facility and, in connection therewith, the maximum commitment amount under the Credit Facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program (the "Securities Lending Program"). In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $39.1 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

2. Summary of Significant Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's financial statements.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

During the second half of 2007 and through 2008, disruption in the global credit markets, coupled with the repricing of credit risk, the U.S. housing market deterioration and the AIG events, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets.

2.2 Statutory Accounting

The Company is required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. There were no permitted practices used by the Company at December 31, 2008.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                      2008      2007     2006
                                                   ---------  -------- --------
                                                          (In Thousands)
Statutory net income (loss)....................... $(875,552) $ 48,662 $108,706
Statutory capital and surplus..................... $ 364,387  $444,806 $569,988

The principal differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred;
(b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, deferred income taxes and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; (e) certain reinsurance transactions where reinsurance accounting may be used for statutory reporting but deposit accounting is used for GAAP; and (f) fixed maturity investments are carried at fair value rather than amortized cost.

In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's net loss for the year was due in large part to realized capital losses in the Securities Lending Program, which were largely offset by capital contributions from AIG (see Note 6).

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life, variable products and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Cash and Short-Term Investments

Cash represents cash on hand and non-interest bearing demand deposits. Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase.

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes, within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value under Financial Accounting Standard ("FAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). See Note 6 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

The Company evaluates its available for sale, equity method and cost method investments for other-than-temporary impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

      intended for court supervised reorganization of insolvent enterprises; or
       (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary (severity losses).

At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not intent, credit or foreign exchange related, the Company generally accretes into income the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issues Task Force ("EITF") Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") as amended by Financial Accounting Standards Board ("FASB") Staff Position ("FSP") EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"), which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans on real estate and collateral, commercial and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis. Other invested assets consist primarily of other investments not classified elsewhere herein.

Securities Lending Invested Collateral and Securities Lending Payable

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statement of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

As of December 31, 2007, securities subject to securities lending agreements had a fair value of $2.55 billion, and were included in fixed maturity securities available for sale at that date.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheet. Changes in the

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

fair value of derivatives are reported as part of net realized investment gains and losses in the statement of income (loss).

2.5 Assets and Liabilities Related to Variable Accounts

Assets and liabilities related to the separate accounts, which are called variable accounts, represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these variable accounts equals the value of the variable account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to variable accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows. Assets held in variable accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statement of income (loss).

2.6 Deferred Policy Acquisition Costs

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DAC.

DAC associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DAC balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DAC amortization. DAC associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DAC at rates used to compute policyholder reserves.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the variable account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

The Company reviews the carrying amounts of DAC at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

For the year ended December 31, 2006, DAC was adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment was made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, was included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that was recorded directly to other comprehensive income (loss). In 2007, management changed its policy for allocating realized and unrealized losses to DAC and no longer adjusts for unrealized gains and losses.

2.7 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the statement of income (loss).

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.8 Reserves for Fixed Annuity Contracts

Reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Financial Accounting Standard No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income (loss), as they are recorded directly to reserves for fixed annuity contracts, or to variable annuity liabilities related to variable accounts, upon receipt.

2.9 Premium Recognition

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the statement of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income when earned.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

2.10 Net Investment Income

Net investment income represents income primarily from the following sources in the Company's operations:

   . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

   . Dividend income and distributions from common and preferred stock and other investments when receivable.

   . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

   . Earnings from partnership investments accounted for under the equity method.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2.11 Net Realized Investment Gains and Losses

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

   . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments.

   . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments for other-than-temporary impairments.

   .   Changes in fair value of derivatives.

   .   Exchange gains and losses resulting from foreign currency transactions.

2.12 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Total reinsurance recoverables on ceded reinsurance contracts are included in reinsurance receivables. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.13 Policy and Contract Claims

Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefore are reflected in income currently.

2.14 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.15 Accounting Changes

The Company adopted the following accounting standards during 2006:

FAS 155

In February 2006, the FASB issued Statement of Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

The Company adopted the following accounting standards during 2007:

SOP 05-1

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

FIN 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 13 for additional FIN 48 disclosures.

The Company adopted the following accounting standards during 2008:

FAS 157

In September 2006, FASB issued Statement of Financial Accounting Standard
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date.
FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The adoption of FAS 157 did not have a material effect on the Company's financial condition or results of operations.

FAS 159

In February 2007, the FASB issued FAS 159. FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


FSP FAS 157-3

In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's financial condition and results of operations were not material.

FSP FAS 140-4 and FIN 46(R)-8

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8. "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP"). The FSP amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The FSP is effective for interim and annual periods ending after December 15, 2008. Adoption of the FSP did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

FSP EITF 99-20-1

In January 2009, the FASB issued FSP EITF 99-20-1. FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's financial condition and results of operations were not material

Future Application of Accounting Standards

FAS 141 (R)

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. The Company adopted FAS 141(R) for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of this guidance will not have a material effect on the Company's financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FAS 160

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 160, ''Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51'' ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity, or in the mezzanine section of the balance sheet (between liabilities and equity), to the extent such interests do not qualify as "permanent equity" in accordance with EITF Topic D-98, "Classification and Measurement of Redeemable Securities (revised September
2008). FAS 160 also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and provides for how noncontrolling interests should be presented in the consolidated statement of income.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The non-controlling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the statement of income.

The Company adopted FAS 160 on January 1, 2009, its required effective date. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company's adoption of FAS 160 will not have a material effect on its financial statements.

FAS 161

In March 2008, the FASB issued Statement of Financial Accounting Standard
No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why the Company uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. FAS 161 is effective for the Company beginning with financial statements issued in the first quarter of 2009. Because FAS 161 only requires additional disclosures about derivatives, it will have no effect on the Company's financial condition, results of operations or cash flows.

FAS 162

In May 2008, the FASB issued Statement of Financial Accounting Standard
No. 162, ''The Hierarchy of Generally Accepted Accounting Principles'' ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60th day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's financial condition, results of operations or cash flows.

FSP FAS 140-3

In February 2008, the FASB issued FASB Staff Position No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP FAS 140-3"). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. FSP FAS 140-3 is effective for the Company beginning January 1, 2009 and will be applied to new transactions entered into from that date forward. Early adoption is prohibited. The adoption of FSP FAS 140-3 will not have a material effect on the Company's financial condition or results of operations.

FSP FAS 141(R)-1

In April 2009, the FASB issued FASB Staff Position No. FAS 141(R)-1, "Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies" ("FSP FAS 141(R)-1"). FSP FAS 141(R)-1 amends and clarifies FAS 141(R) to address issues on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. This FSP is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of this guidance will not have a material effect on the Company's consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


FSP FAS 157-4

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when there is no active market or where the price inputs being used represent distressed sales. FSP FAS 157-4 reaffirms what FAS 157 states is the objective of fair value measurement, which is to reflect the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the date of the financial statements under current market conditions. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt FSP FAS 157-4 in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

FSP FAS 115-2 and FAS 124-2

In April 2009, the FASB issued FASB Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments" ("FSP"). The FSP amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The FSP is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The FSP also requires increased and timelier disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The FSP is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt the FSP in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                               2008       2007       2006
                                             --------  ---------- ----------
                                                       (Restated) (Restated)
                                                     (In Thousands)
    Investment income:
       Fixed maturities..................... $432,622   $476,371   $525,548
       Equity securities....................    1,141      1,323      1,023
       Mortgage and other loans.............   34,257     37,067     29,559
       Policy loans.........................   12,238     14,554     14,146
       Investment real estate...............   (3,558)     6,483      9,667
       Partnerships and other invested
         assets.............................  (14,153)    31,562     15,840
       Securities lending...................   16,247      2,102      2,823
       Other investment income..............    5,582      4,440      2,633
                                             --------   --------   --------
    Gross investment income.................  484,376    573,902    601,239
    Investment expenses.....................     (893)   (13,003)   (11,840)
                                             --------   --------   --------
    Net investment income................... $483,483   $560,899   $589,399
                                             ========   ========   ========

The carrying value of investments that produced no investment income during 2008 was less than 0.2 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                         2008       2007      2006
                                                     -----------  --------  --------
                                                              (In Thousands)
Sales of fixed maturities:
   Gross gains...................................... $   100,513  $ 26,289  $ 47,633
   Gross losses.....................................    (165,036)  (30,347)  (50,997)
Sales of equity securities:
   Gross gains......................................       1,212     1,162     2,974
   Gross losses.....................................         (57)       --      (356)
Partnerships and other invested assets:
   Gross gains......................................          --     7,517        80
   Gross losses.....................................      (6,795)   (1,313)       --
Derivatives:
   Gross gains......................................      45,872     8,177     4,330
   Gross losses.....................................     (75,715)   (4,386)       --
Securities lending collateral, including other than
  temporary impairments.............................    (870,817)  (39,151)       --
Other than temporary impairments of fixed maturity
  and equity securities.............................    (438,394)  (65,528)  (24,518)
                                                     -----------  --------  --------
Net realized investment gains (losses) before taxes. $(1,409,217) $(97,580) $(20,854)
                                                     ===========  ========  ========

3.3 Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale and securities lending collateral are reported at fair value. The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category and securities lending collateral follow:

                                                         Cost or     Gross      Gross
                                                        Amortized  Unrealized Unrealized Estimated
                                                          Cost       Gains      Losses   Fair Value
                                                        ---------- ---------- ---------- ----------
                                                                      (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations......................... $   58,457  $ 13,105  $     (40) $   71,522
   Foreign government..................................     22,962     2,745        (24)     25,683
   States, territories & political subdivisions........     11,049         1       (248)     10,802
   Corporate securities................................  4,362,333   134,874   (330,878)  4,166,329
   Mortgage backed securities..........................  1,104,575    29,646   (122,060)  1,012,161
   Affiliated securities...............................     29,890        --    (12,036)     17,854
                                                        ----------  --------  ---------  ----------
Total fixed maturities.................................  5,589,266   180,371   (465,286)  5,304,351
Equity securities......................................     14,999     1,402     (3,514)     12,887
Securities lending collateral..........................         --        --         --          --
                                                        ----------  --------  ---------  ----------
Total.................................................. $5,604,265  $181,773  $(468,800) $5,317,238
                                                        ==========  ========  =========  ==========

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                       Cost or     Gross      Gross
                                                      Amortized  Unrealized Unrealized Estimated
                                                        Cost       Gains      Losses   Fair Value
                                                      ---------- ---------- ---------- ----------
                                                                    (In Thousands)
December 31, 2007
Fixed maturities
   U.S. government obligations....................... $   49,400  $ 10,382  $      --  $   59,782
   Foreign government................................    119,988     7,269       (678)    126,579
   States, territories & political subdivisions......     12,177        32         --      12,209
   Corporate securities..............................  5,047,782   255,956    (68,201)  5,235,537
   Mortgage backed securities........................  1,295,773    20,321    (38,342)  1,277,752
   Affiliated securities.............................     29,877        --        (34)     29,843
                                                      ----------  --------  ---------  ----------
Total fixed maturities...............................  6,554,997   293,960   (107,255)  6,741,702
Equity securities....................................     16,004     1,775       (735)     17,044
Securities lending collateral........................  2,561,577       159   (177,180)  2,384,556
                                                      ----------  --------  ---------  ----------
Total................................................ $9,132,578  $295,894  $(285,170) $9,143,302
                                                      ==========  ========  =========  ==========

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008 and 2007:

                                                    Less than 12 Months    12 Months or More           Total
                                                   --------------------  --------------------  --------------------
                                                              Unrealized            Unrealized            Unrealized
                                                   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-                                                  ---------- ---------- ---------- ---------- ---------- ----------
                                                                            (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations.................... $    1,221 $     (40)  $     --  $      --  $    1,221 $     (40)
   Foreign government.............................      1,633       (24)        --         --       1,633       (24)
   States, territories & political subdivisions...      5,801      (248)        --         --       5,801      (248)
   Corporate securities...........................  1,702,902  (210,970)   602,787   (119,908)  2,305,689  (330,878)
   Mortgage backed securities.....................    285,887   (43,391)   199,533    (78,669)    485,420  (122,060)
   Affiliated securities..........................         --        --     17,854    (12,036)     17,854   (12,036)
                                                   ---------- ---------   --------  ---------  ---------- ---------
Total fixed maturities............................  1,997,444  (254,673)   820,174   (210,613)  2,817,618  (465,286)
Equity securities.................................      5,212    (3,514)        --         --       5,212    (3,514)
                                                   ---------- ---------   --------  ---------  ---------- ---------
Total............................................. $2,002,656 $(258,187)  $820,174  $(210,613) $2,822,830 $(468,800)
                                                   ========== =========   ========  =========  ========== =========

                                                    Less than 12 Months    12 Months or More           Total
                                                   --------------------  --------------------  --------------------
                                                              Unrealized            Unrealized            Unrealized
                                                   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-                                                  ---------- ---------- ---------- ---------- ---------- ----------
                                                                            (In Thousands)
December 31, 2007
Fixed maturities
   Foreign government............................. $   29,896 $    (678)  $     --  $      --  $   29,896 $    (678)
   Corporate securities...........................  1,061,792   (40,362)   430,619    (27,839)  1,492,411   (68,201)
   Mortgage backed securities.....................    316,747   (15,913)   359,323    (22,429)    676,070   (38,342)
   Affiliated securities..........................     29,843       (34)        --         --      29,843       (34)
                                                   ---------- ---------   --------  ---------  ---------- ---------
Total fixed maturities............................  1,438,278   (56,987)   789,942    (50,268)  2,228,220  (107,255)
Equity securities.................................      6,469      (735)        --         --       6,469      (735)
Securities lending collateral.....................  1,769,525  (160,919)   152,105    (16,261)  1,921,630  (177,180)
                                                   ---------- ---------   --------  ---------  ---------- ---------
Total............................................. $3,214,272 $(218,641)  $942,047  $ (66,529) $4,156,319 $(285,170)
                                                   ========== =========   ========  =========  ========== =========

As of December 31, 2008, the Company held 786 individual bonds and other investments that were in an unrealized loss position, of which 193 individual investments were in an unrealized loss position continuously for 12 months or more.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2008, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2008 were as follows:

                                                         Amortized  Estimated
                                                           Cost     Fair Value
                                                         ---------- ----------
                                                            (In Thousands)
Due in one year or less................................. $  126,136 $  126,463
Due after one year through five years...................  1,009,134    973,711
Due after five years through ten years..................  1,042,860    967,666
Due after ten years.....................................  2,306,561  2,224,350
Mortgage-backed securities..............................  1,104,575  1,012,161
                                                         ---------- ----------
Total fixed maturity securities......................... $5,589,266 $5,304,351
                                                         ========== ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2008, the Company's investments included two investments with a single issuer that each exceeded 10 percent of the Company's shareholder's equity. These investments were in short term investments and highly rated corporate bonds.

At December 31, 2008, $3.2 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

See Note 6 for information on events and transactions related to the Company's participation in AIG's U.S. Securities Lending Program.

3.4 Mortgage Loans on Real Estate

At December 31, 2008, the Company had direct commercial mortgage loan exposure of $509.6 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The U.S. commercial loan exposure by state and type of loan, at December 31, 2008, were as follows:

                          # of                                                                   % of
State                     Loans  Amount  Apartments Offices  Retails Industrials Hotels  Others  Total
-----                     ----- -------- ---------- -------- ------- ----------- ------- ------- -----
                                                        ($ in Thousands)
California...............  14   $109,140  $14,048   $ 36,223 $    --   $24,021   $    -- $34,848  21.4%
New York.................   7    104,128   18,195     79,368   6,565        --        --      --  20.4%
New Jersey...............   4     44,956   30,277         --  14,679        --        --      --   8.8%
Tennessee................   3     32,784       --      7,029  25,755        --        --      --   6.4%
Florida..................   3     30,866       --     14,856  16,010        --        --      --   6.1%
Maryland.................   2     27,430       --     27,430      --        --        --      --   5.4%
Missouri.................   1     26,167       --         --      --        --    26,167      --   5.1%
Texas....................   5     22,006    6,740     13,261      --     2,005        --      --   4.3%
Ohio.....................   5     21,988       --         --      --        --    21,988      --   4.3%
Connecticut..............   1     18,352       --         --      --    18,352        --      --   3.6%
Other states.............  11     71,781   16,594     34,387  11,365     4,834        --   4,601  14.2%
                           --   --------  -------   -------- -------   -------   ------- ------- -----
   Total.................  56   $509,598  $85,854   $212,554 $74,374   $49,212   $48,155 $39,449 100.0%
                           ==   ========  =======   ======== =======   =======   ======= ======= =====

Impaired mortgage loans on real estate and related interest income are not material.

4. Derivative Financial Instruments

4.1 Risks Inherent in the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts.

4.2 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of eight to fifteen years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                2008      2007
                                              --------  --------
                                                (In Thousands)
              Interest rate swap agreements:
                 Notional amount............. $204,535  $204,535
                 Fair value..................  (11,724)   (6,704)
              Currency swap agreements:
                 Notional amount.............   78,083   182,911
                 Fair value..................    8,878    22,212

5. Fair Value Measurements

Effective January 1, 2008 the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fair Value Measurements on a Recurring Basis

The Company measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, derivative assets and liabilities, securities lending invested collateral, non-traded equity investments and certain private limited partnership and certain hedge funds included in other invested assets, variable account assets, and certain policyholders' contract deposits. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most variable account assets and most mutual funds.

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset-backed securities ("ABS"), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments and derivative contracts.

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain distressed ABS, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial-instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

Incorporation of Credit Risk in Fair Value Measurements

The Company's Own Credit Risk. Fair value measurements for the Company's derivative liabilities incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

exposure to the Company at the balance sheet date by reference to observable AIG credit default swap spreads. A counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date, if any.

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The following is a description of the valuation methodologies used for instruments carried at fair value:

Fixed Maturity Securities -- Trading and Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of fixed maturity securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Maiden Lane II

At inception, the Company's economic interest in ML II was valued at the transaction price. Subsequently, ML II is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

Valuation Sensitivity: The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The benchmark London Interbank Offered Rate ("LIBOR") interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over LIBOR for ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                             Fair Value Change
                             -----------------
                              (In Thousands)
Discount Rates
200 basis points............     $ (3,414)
400 basis points............       (6,413)

Estimated Future Cash Flows
10% decrease................      (12,349)
20% decrease................      (23,277)

The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets -- Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

Securities Lending Collateral

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are recorded at fair value, which is based on quoted market prices or internally developed models, consistent with the methodology for other fixed maturity securities. The Company discontinued its securities lending activities on December 12, 2008.

Non-Traded Equity Investments -- Other Invested Assets

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Private Limited Partnership and Hedge Fund Investments -- Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair measurement.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Variable Account Assets and Liabilities

Variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                                  Total Fair Value
                                                    Level 1    Level 2   Level 3  December 31, 2008
                                                   ---------- ---------- -------- -----------------
                                                                    (In Thousands)
Assets:
Fixed maturity securities, available for sale..... $    6,951 $4,570,467 $726,933    $5,304,351
Fixed maturity securities, trading................         --         --   30,665        30,665
Equity securities, available for sale.............      4,609      7,675      603        12,887
Partnerships and other invested assets............         --      8,749   67,832        76,581
Derivative assets.................................         --     12,467       --        12,467
Assets held in variable accounts..................  1,580,371    539,671       --     2,120,042
                                                   ---------- ---------- --------    ----------
   Total.......................................... $1,591,931 $5,139,029 $826,033    $7,556,993
                                                   ---------- ---------- --------    ----------
Liabilities:
Derivative liabilities............................ $       -- $   15,313 $     --    $   15,313

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2008, Level 3 assets totaled $826.0 million, representing
9.1 percent of total assets. There were no Level 3 liabilities.

The following tables present changes during the twelve month period ended December 31, 2008 in Level 3 assets measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during the twelve month period ended December 31, 2008 related to the Level 3 assets that remained on the balance sheet at December 31, 2008:

                                                                                                                     Changes in
                                                                                                                     Unrealized
                                                                                                                       Gains
                                        Net Realized and                                                            (Losses) on
                                           Unrealized      Accumulated                                              Instruments
                                              Gains           Other     Purchases, Sales,               Balance at    Held at
                          Balance at    (Losses) included Comprehensive   Issuances and   Transfers In December 31, December 31,
                        January 1, 2008   in Income (a)   Income (Loss)    Settlements       (Out)         2008         2008
                        --------------- ----------------- ------------- ----------------- ------------ ------------ ------------
                                                                     (In Thousands)
Assets:
Fixed maturity
  securities,
  available for sale...   $  652,450        $ (66,056)       $(4,873)       $ (34,722)      $180,134     $726,933     $    --
Fixed maturity
  securities, trading..           --           (8,435)            --           39,100             --       30,665      (8,435)
Equity securities,
  available for sale...          160             (723)        (7,842)          (6,788)        15,796          603          --
Partnerships and other
  invested assets......       41,392           (4,449)        (1,218)          32,107             --       67,832          --
Securities lending
  invested collateral..      408,834         (252,086)        67,457         (474,886)       250,681           --          --
                          ----------        ---------        -------        ---------       --------     --------     -------
   Total...............   $1,102,836        $(331,749)       $53,524        $(445,189)      $446,611     $826,033     $(8,435)
                          ----------        ---------        -------        ---------       --------     --------     -------

(a)Net realized and unrealized gains and losses shown above are reported in the consolidated statement of income (loss) as net realized capital gains (losses):

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

The Company uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

Changes in the fair value of assets held in variable accounts are completely offset in the statement of income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the foregoing tables.

Fair Value Measured on a Non-Recurring Basis

The Company would measure the fair value of certain assets not already carried at fair value on a non-recurring basis, generally quarterly, annually, if events or changes in circumstances indicate that the carrying value amount of the assets may not be recoverable. These assets include cost and equity-method investments and collateral securing foreclosed loans and real estate and other fixed assets. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

.. Cost and Equity-Method Investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

..  Collateral Securing Foreclosed Loans and Real Estate and Other Fixed Assets:
   When the Company takes collateral in connection with foreclosed loans, the Company generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


No impairment charges were recorded during year end 2008 on the above assets, and accordingly, these assets are not measured at fair value as of December 31, 2008.

Fair Value Option

FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $8.4 million in the year ended December 31, 2008 to reflect the change in the fair value of ML II, which was reported as a component of net investment income.

Fair Value Information about Financial Instruments Not Measured at Fair Value

FAS 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts and lease contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below:

Cash and Short-Term Investments

Carrying values approximate fair values because of the relatively short period of time between origination and expected realization.

Mortgage and Other Loans Receivable

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk adjusted discount rates. Fair value for collateral, commercial and guaranteed loans is based primarily on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company obtains the fair value of its investments in partnerships from information provided by the sponsors of each of these investments, the accounts of which are generally audited on an annual basis. Fair value of investments in preferred equity of partially owned companies is estimated using the same methodology as that used for other preferred securities.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

Securities Lending Payable

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature. The Company discontinued its securities lending activities on December 12, 2008.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the carrying value and estimated fair value of the Company's financial instruments as required by FAS 107:

                                                      2008
                                              ---------------------
                                                Fair      Carrying
                                                Value      Amount
                                              ---------- ----------
                                                 (In Thousands)
Assets
Cash and short-term investments.............. $  169,985 $  169,985
Mortgage and other loans.....................    530,661    530,636
Policy loans.................................    239,467    239,467
Partnerships and other invested assets.......    165,103    165,103

Liabilities
Policyholder contract deposits associated
  with investment-type contracts.............  1,591,971  1,496,153

                                                      2007
                                              ---------------------
                                                Fair      Carrying
                                                Value      Value
                                              ---------- ----------
                                                 (In Thousands)
Assets
Fixed maturity securities.................... $6,741,702 $6,741,702
Equity securities............................     17,044     17,044
Mortgage and other loans.....................    523,243    531,619
Policy loans.................................    179,640    179,640
Derivative assets............................     40,128     40,128
Investment real estate.......................     21,504     21,504
Partnerships and other invested assets.......     75,787     75,787
Cash and short-term investments..............     83,059     83,059
Assets held in variable accounts.............  3,103,731  3,103,731
Securities lending collateral................  2,384,556  2,384,556

Liabilities
Investment contracts.........................  1,974,162  1,968,216
Derivative liabilities.......................     24,620     24,620
Liabilities related to variable accounts.....  3,103,731  3,103,731
Securities lending payable...................  2,594,426  2,594,426

6. Securities Lending Program

The Company and certain other domestic insurance subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms. Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by AIG, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

Effective June 17, 2008, the Company benefited from an agreement between AIG and the Agent's parent ("the Make-whole Agreement"), pursuant to which AIG agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by AIG to the Securities Lending Program's collateral account were recorded by the

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited AIG's contributions to lower amounts, terminated on December 31, 2008.

In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On September 22, 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the NY Fed. During September 2008, AIG's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, AIG deemed the $11.35 billion it had borrowed under the Fed Facility to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the NY Fed (the "Fed Securities Lending Agreement") pursuant to which the NY Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by AIG under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to AIG in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from AIG was based on participation rates as of September 30, 2008.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

On December 12, 2008, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the NY Fed.

Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the NY Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

Pursuant to a credit agreement, the NY Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion.(such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the NY Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus
3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the NY Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The NY Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the NY Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Participants have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with Statement of Financial Accounting Standards 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("FAS 140"). The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159, because this interest would otherwise meet the criteria of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 5 for further discussion of the Company's fair value methodology and the valuation of ML II.

The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12,
2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

                                                   (In Thousands)
                                                   --------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending
  collateral:
   Net realized gains (losses) on RMBS sold to ML
     II...........................................   $ (85,358)
   Net realized gains (losses) on all other asset
     sales........................................     (86,097)
   Realized losses due to other-than-temporary
     declines in value............................    (699,363)
                                                     ---------
       Total......................................   $(870,818)
                                                     =========
Net realized gains (losses) related to lent
  securities with insufficient collateral:
   Deemed sales of lent securities................   $ (12,556)
   Forward purchase commitments...................     (67,996)
                                                     ---------
       Total......................................   $ (80,552)
                                                     =========
Capital contributions funded to the collateral
  account by AIG:
   Pursuant to the Make-whole Agreement...........   $ 202,800
   AIG advances from the Fed Facility.............     443,785
   Additional contribution........................      39,100
                                                     ---------
       Total......................................   $ 685,685
                                                     =========
Cash funded to the collateral account by the
  Company:........................................   $ 266,323
                                                     =========
At December 31, 2008:
   Interest in ML II reported in fixed maturity
     securities, trading..........................   $  30,665
                                                     =========
   Undistributed Securities Lending Program
     assets, in short term invested assets........   $   8,554
                                                     =========
   Receivable from affiliated Agent, in amounts
     due from related parties.....................   $   7,480
                                                     =========

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed in settlement of amounts owed by Lehman included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2008.

7. Deferred Policy Acquisitions Costs

The following reflects deferred policy acquisition costs will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                     2008      2007      2006
                                                   --------  --------  --------
                                                          (In Thousands)
Balance at January 1.............................. $166,057  $205,679  $244,233
   Deferrals......................................    2,004     5,671    10,935
   Accretion of interest/amortization.............  (35,379)  (48,530)  (75,509)
   Effect of unrealized losses on securities......       --     4,218    21,465
   Effect of realized losses on securities........       --      (981)    4,555
                                                   --------  --------  --------
Balance at December 31............................ $132,682  $166,057  $205,679
                                                   ========  ========  ========

The Company periodically unlocks FAS 97 assumptions as necessary in accordance with GAAP. Depending on the product, DAC, unearned revenue reserves ("URR") and reserves required by Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional and Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") can be affected. In 2008, DAC amortization increased $3.5 million due to unlocking of lapse assumptions on certain deferred annuity products. Assumptions were also unlocked for the Company's persistency bonus resulting in a decrease of $2.7 million in the liability.

During 2008, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $1.6 billion of reserves and $9.1 million of DAC as of December 31, 2008.

8. Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure including a return of net deposits plus a minimum return as of December 31 were as follows:

                                        2008          2007
                                    ------------- -------------
                                         ($ In Thousands)
Account value...................... $     753,072 $   1,461,412
Net amount at risk (a).............       105,059        40,376
Average attained age of contract
  holders..........................            74            72
Range of guaranteed minimum return
  rates............................  0.00%-10.00%  0.00%-10.00%

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits on the balance sheet:

                                                2008     2007
                                              -------  -------
                                               (In Thousands)
Balance at January 1......................... $   400  $   400
Guaranteed benefits incurred.................   1,649    1,670
Guaranteed benefits paid.....................  (1,649)  (1,670)
                                              -------  -------
Balance at December 31....................... $   400  $   400
                                              =======  =======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2008 and 2007:

   . Data used was 1,000 stochastically generated investment performance scenarios.

   .   Mean investment performance assumption was 10%.

   .   Volatility assumption was 16%.

   .   Mortality was assumed to be 87.5% of the 75-80 VIE M table.

   . Lapse rates vary by contract type and duration and range from 5% to 25% with an average of 16%.

   .   The discount rate was 8%.

9. Future Life Policy Benefits and Policyholder Contract Deposits

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                  2008       2007
                                               ---------- ----------
                                                          (Restated)
                                                  (In Thousands)
           Future policy benefits:
              Ordinary life................... $   45,769 $   48,001
              Group life......................     20,180     19,413
              Life contingent annuities.......  1,423,298  1,330,436
              Terminal funding................  1,062,307  1,097,434
              Accident and health.............    162,478    142,443
                                               ---------- ----------
           Total.............................. $2,714,032 $2,637,727
                                               ========== ==========
           Policyholder contract deposits:
              Annuities....................... $1,244,718 $1,647,584
              Guaranteed investment contracts.    212,207    321,032
              Corporate-owned life insurance..  1,768,866  1,663,281
              Universal life..................    515,922    503,303
              Other contract deposits.........     21,123     26,774
                                               ---------- ----------
           Total.............................. $3,762,836 $4,161,974
                                               ========== ==========

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, reserves required by SOP 03-1. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 3 percent to 6.4 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 4.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year. Withdrawal charges generally range from 0.0 percent to 6.0 percent, grading to zero over a period of 0 to 7 years. Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent, and the weighted average rate credited in 2008 was
5.04 percent. Guaranteed investment contracts ("GICs") have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 5.4 percent to 6.8 percent and maturities range from 2 to 9 years. The average maturity of these GICs is 5 years. The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 4.0 percent to 5.6 percent and guarantees ranging from 3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 2.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

The liability for future policy benefits has been established based upon the following assumptions. Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 9.6 percent and grade to not less than 1.3 percent. Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form.

10. Reinsurance

The Company reinsures portions of its life, accident and health insurance and annuity risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2008, 2007 and 2006 were as follows:

                                                                                                           Percentage
                                                                                                           of Amount
                                                                Ceded to Other  Assumed From      Net       Assumed
                                                   Gross Amount   Companies    Other Companies   Amount      to Net
                                                   ------------ -------------- --------------- ----------- ----------
                                                                        (In Thousands)
December 31, 2008
Life insurance in force........................... $45,342,380   $17,166,796      $     --     $28,175,584    0.00%
                                                   ===========   ===========      ========     ===========
Premiums:
   Life insurance and annuities...................     205,351        62,192            --         143,159    0.00%
   Accident and health insurance..................     281,182       203,994            --          77,188    0.00%
                                                   -----------   -----------      --------     -----------
Total premiums.................................... $   486,533   $   266,186      $     --     $   220,347    0.00%
                                                   ===========   ===========      ========     ===========
December 31, 2007 (Restated)
Life insurance in force........................... $46,585,927   $ 9,389,673      $     --     $37,196,254    0.00%
                                                   ===========   ===========      ========     ===========
Premiums:
   Life insurance and annuities...................     265,561        57,473            --         208,088    0.00%
   Accident and health insurance..................     331,267       266,976            --          64,291    0.00%
                                                   -----------   -----------      --------     -----------
Total premiums.................................... $   596,828   $   324,449      $     --     $   272,379    0.00%
                                                   ===========   ===========      ========     ===========
December 31, 2006 (Restated)
Life insurance in force........................... $44,604,113   $ 9,622,879      $593,193     $35,574,427    1.67%
                                                   ===========   ===========      ========     ===========
Premiums:
   Life insurance and annuities...................     214,107        51,149          (227)        162,731   -0.14%
   Accident and health insurance..................     314,575       254,775            --          59,800    0.00%
                                                   -----------   -----------      --------     -----------
Total premiums.................................... $   528,682   $   305,924      $   (227)    $   222,531   -0.10%
                                                   ===========   ===========      ========     ===========

Reinsurance recoverable on paid losses was approximately $12.9 million, and $11.5 million, at December 31, 2008 and 2007, respectively. Reinsurance recoverable on unpaid losses was approximately $21.8 million, and $24.9 million at December 31, 2008 and 2007, respectively.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheet.

The Company's reinsurance agreements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda ("AIGB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100% quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

11. Commitments and Contingencies

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company had $140.0 million and $81.6 million of unfunded commitments for its investments in limited partnerships at December 31, 2008 and 2007, respectively.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2007 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's results of operations and financial position.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for variable accounts. The Company received permanent permission from the SEC in September 2007.

12. Shareholder's Equity

There were 1,000 Series A preferred shares with a par value of $100 thousand issued and outstanding January 1, 2006. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company. On September 26, 2006, the Company redeemed the remaining 1,000 shares of preferred stock. The redemption of $100 million was paid to National Union Fire Insurance Company of Pittsburgh, an affiliate.

The Company paid $0.0 million, $150.0 million and $53.7 million in dividends on common stock to shareholders in 2008, 2007 and 2006, respectively.

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                      2008    2007  2006
                                                    -------- ------ ----
                                                       (In Thousands)
       Cash from Parent............................ $ 50,000 $   -- $--
       Contributions related to Securities Lending
          Program (see Note 6).....................  685,685  6,302  --
                                                    -------- ------ ---
              Total cash contributions.............  735,685  6,302  --
       Contributions of securities at fair value...  178,870     --  --
                                                    -------- ------ ---
              Total capital contributions.......... $914,555 $6,302 $--
                                                    ======== ====== ===

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                              2008       2007      2006
                                                           ---------  ---------  --------
                                                                   (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 181,773  $ 295,894  $355,389
   Gross unrealized losses................................  (468,800)  (285,170)  (70,303)
Net unrealized gains (losses) on other invested assets....      (531)       688      (951)
Adjustments to DAC........................................        --         --    (4,218)
Deferred federal and state income tax benefit (expense)...   100,646     (3,994)  (97,970)
                                                           ---------  ---------  --------
   Accumulated other comprehensive income (loss).......... $(186,912) $   7,418  $181,947
                                                           =========  =========  ========

The Company is restricted by state insurance laws as to the amounts it may pay as dividends without prior approval from its respective state insurance department. At December 31, 2008, none of the net assets of the Company can be transferred in the form of dividends, loans, or advances to the Parent Company given the Company's negative unassigned surplus.

Generally, the net assets of the Company available for transfer to the Parent Company is limited to the amount that the Company's net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations not in excess of unassigned surplus.

13. Federal Income Taxes

Income tax receivables were as follows:

                                                      December 31,
                                                   ------------------
                                                     2008      2007
                                                   -------- ----------
                                                            (Restated)
                                                     (In Thousands)
          Current tax receivable.................. $ 48,031  $ 34,322
          Net deferred tax asset (liability)......   77,062   (10,827)
                                                   --------  --------
             Income tax receivable................ $125,093  $ 23,495
                                                   ========  ========

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax liabilities and assets at December 31 are as follows:

                                                           2008       2007
                                                        ---------  ----------
                                                                   (Restated)
                                                           (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs................... $ (46,439)  $(58,120)
   Basis differential of investments...................        --     (8,625)
   Net unrealized gains on debt and equity securities
     available for sale................................        --     (3,994)
   State deferred tax liabilities......................        --        (89)
   Policy reserves.....................................   (21,088)        --
   Other...............................................    (5,294)        --
                                                        ---------   --------
Total deferred tax liabilities.........................   (72,821)   (70,828)
                                                        ---------   --------
Deferred tax assets applicable to:
   Excess capital losses...............................   319,656         --
   Policy reserves.....................................        --     19,520
   Net unrealized losses on debt and equity securities
     available for sale................................   100,662
   Basis differential of investments...................   215,427     37,423
   State deferred tax benefits.........................       619         --
   Other...............................................        --      3,058
                                                        ---------   --------
Total deferred tax assets before valuation allowance...   636,364     60,001
Valuation allowance....................................  (486,481)        --
                                                        ---------   --------
Net deferred tax assets (liabilities).................. $  77,062   $(10,827)
                                                        =========   ========

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

At December 31, 2008, the Company did not have any unrecognized tax benefits.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2008 and December 31, 2008, the Company did not have an accrual for the payment of interest and penalties. For the year ended December 31, 2008, the Company recognized no movement for interest (net of federal benefit) and penalties in the statement of income (loss).

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                      2008       2007       2006
                                                   ---------  ---------- ----------
                                                              (Restated) (Restated)
                                                            (In Thousands)
Income tax at statutory percentage of pretax
  income.......................................... $(464,587)  $ 9,829    $40,286
State income tax..................................       (73)     (981)     1,905
Dividends received deduction......................    (2,453)   (2,750)    (2,752)
Prior year corrections............................      (529)        8     (4,862)
IRS audit settlements.............................    (1,882)   (2,379)    (4,994)
Valuation allowance...............................   486,481        --         --
Other credits, taxes and settlements..............        51        --         --
                                                   ---------   -------    -------
Income tax expense................................ $  17,008   $ 3,727    $29,583
                                                   =========   =======    =======

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2008, the Company recorded a net deferred tax asset after valuation allowance of $77.1 million compared to a net deferred tax liability of $10.8 million at December 31, 2007. At December 31, 2008 the Company recorded a deferred tax asset valuation allowance of $486.5 million to reduce net deferred tax assets to an amount the Company considered more likely than not (a likelihood of more than 50 percent) to be realized. Realization of the Company's net deferred tax asset depends on the ability of AIG and its subsidiaries to generate sufficient future taxable income of the appropriate character within carryforward periods of the jurisdictions in which the net capital losses were incurred.

As of December 31, 2008 the Company had a cumulative realized loss for financial accounting purposes in recent years. When making its assessment about the realization of its deferred tax assets at December 31, 2008, the Company considered all available evidence, including (i) the nature, frequency, and severity of current and cumulative financial reporting realized losses,
(ii) actions completed during 2008 designed to eliminate or limit a recurrence of the factors that contributed to the recent cumulative realized losses,
(iii) the carryforward periods for the net capital losses, (iv) the sources and timing of future taxable income, and (v) tax planning strategies that would be implemented, if necessary, to accelerate taxable amounts.

The Internal Revenue Service is currently examining the Company's tax returns for the taxable years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. In addition, the Company's taxable years 2000-2008 remain subject to examination.

14. Related-Party Transactions

See Notes 1 and 6 for further information on AIG events and the Company's participation in the Securities Lending Program.

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2008 was $202.1 million and $18.1 million respectively. Premium income and commission ceded for 2007 amounted to $263.7 million and $17.9 million, respectively. Premium income and commission ceded to affiliates amounted to $252.5 million and $19.9 million, respectively, for the year ended December 31, 2006.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2008, 2007 and 2006, the Company was charged $45.6 million, $45.1 million and $39.6 million, respectively, for expenses attributed to the Company but incurred by affiliates.

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated July 13, 1998 (the "Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full. National Union's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds as the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce it rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $29.9 million. The Company recognized interest income on the Notes of $1.7 million, $1.7 million and $1.2 million during 2008, 2007 and 2006 respectively. Other affiliates of the Company are holders of the same class of securities.

Please see Note 10 for information related to the Company's coinsurance/modified coinsurance agreement with AIG Life of Bermuda.

15. Variable Interest Entities

FASB "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46R") provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. FIN 46R recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

There was no off balance sheet exposure associated with VIEs at December 31, 2008 and 2007, respectively.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest and the Company's maximum exposure to loss associated with these VIEs:

                                                              Maximum
                                                          Exposure to Loss
                                                         ------------------
                                              Total VIE    Purchased and
                                               Assets    Retained Interests
                                             ----------- ------------------
                                                     (In Thousands)
    December 31, 2008
    CLOs/CDOs............................... $   305,900      $35,794
    Maiden Lane II..........................  19,190,000       30,665
                                             -----------      -------
    Total................................... $19,495,900      $66,459
                                             ===========      =======
    December 31, 2007
    CLOs/CDOs............................... $   360,262      $56,009

Balance Sheet Classification

The Company's interest in the assets of unconsolidated VIEs were classified on the Company's balance sheet as follows:

                                                     At December 31,
                                                     ---------------
                                                      2008    2007
                                                     ------- -------
                                                     (In Thousands)
            Assets:
               Available for sale securities........ $35,794 $56,009
               Trading securities (Maiden Lane II,
                 in 2008)...........................  30,665      --
                                                     ------- -------
            Total assets............................ $66,459 $56,009
                                                     ======= =======

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the NY Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 6 for details regarding the terms of the sale of the RMBS to ML II.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

Real Estate and Investment Funds

The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

CLOs/CDOs

The Company invests in collateralized debt obligations ("CDO") or collateralized loan obligations ("CLO"). In CDO and CLO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Mortgage Backed Securities

The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

16. Benefit Plans

The Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

17. Subsequent Events

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the Treasury Department pursuant to which, among other things, the Treasury Department exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Treasury Department in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the Treasury Department pursuant to which, among other things, AIG issued and sold to the Treasury Department 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the Treasury Department has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as
(i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the Treasury Department in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Treasury Department provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Treasury Department, in its sole discretion, under the terms of such financial assistance.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the Treasury Department, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

18. Restatement of Previously Issued Financial Statements

During the annual review of the impact of prior year accounting adjustments on the financial statements, it was determined that the income misstatement to year 2007 was material enough to require a restatement of the Company's previously issued financial statements. The Company has restated the financial statements as of December 31, 2007 and for the years ended December 31, 2007 and 2006. Relevant disclosures have been restated in Notes 3, 9, 10 and 13 due to the effects of the restatements discussed below. The following provides detail of the significant accounting adjustments included in the restatement of the Company's financial statements.

Premiums

The Company discovered that 2007 group annuity paid premiums were not recorded until after the valuation date, resulting in the understatement of premiums. The Company also determined that ceded premiums were understated related to a certain reinsurance agreement, which was terminated in 2007.

Real Estate

It was discovered that from 2005 through the third quarter of 2008, cash contributions made by the Company to the Rockwood Office Park property had been expensed to net investment income. The change in equity contributions per the property financial statements were recorded as an intercompany payable to the Company, which was reported in other liabilities. As a result, liabilities were overstated and net investment income in prior years was understated.

Reserves

The Company adjusted reserves for the following items: (1) It was discovered that floating rate GICs with a six month reset that are paid in a foreign currency were not using an appropriately updated foreign exchange rate, resulting in an overstatement of reserves and (2) when the Company converted to a new reinsurance valuation system, coding for universal life coverages were incorrectly set up to use proportional cash values rather than yearly renewable term basis, resulting in overstated ceded reserve credits.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The effect of all accounting restatement adjustments on the Company's statement of income (loss) was as follows:

                                                        Increase (Decrease)
                                                        for Years Ended and
                                                         at December 31,
                                                        ------------------
                                                          2007      2006
                                                        -------   -------
                                                         (In Thousands)
Net income (loss):
Premiums............................................... $ 5,075   $    98
Real estate............................................   2,422     3,606
Reserves...............................................  (1,311)    1,557
                                                        -------   -------
   Total effect on income (loss) before income tax
     expense (benefit).................................   6,186     5,261
Income tax expense (benefit)...........................  (2,165)   (1,841)
                                                        -------   -------
   Total effect on net income (loss)................... $ 4,021   $ 3,420
                                                        =======   =======

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


A summary of the restatement adjustments and their effect on line items in the financial statements is as follows:

As of and for the year ended December 31, 2007:

                                                           As previously
                                                             reported    Adjustments As restated
                                                           ------------- ----------- -----------
                                                                      (In Thousands)
Balance Sheet
   Premiums and insurance balances receivable.............  $     3,654   $     98   $     3,752
   Income taxes receivable................................       27,381     (3,886)       23,495
   Total assets...........................................   13,605,392     (3,788)   13,601,604
   Future policy benefits.................................    2,636,077      1,650     2,637,727
   Other liabilities......................................       56,024    (12,659)       43,365
   Total liabilities......................................   12,812,202    (11,009)   12,801,193
   Retained earnings......................................      472,303      7,221       479,524
   Total shareholder's equity.............................      793,190      7,221       800,411
   Total liabilities and shareholder's equity.............   13,605,392     (3,788)   13,601,604

Statement of Income (Loss)
   Premiums and other considerations......................      267,304      5,075       272,379
   Net investment income..................................      558,477      2,422       560,899
   Policyholders' benefits................................      530,659      1,311       531,970
   Income (loss) before income tax expense (benefit)......       21,896      6,186        28,082
   Income tax expense (benefit)...........................        1,562      2,165         3,727
   Net income (loss)......................................       20,334      4,021        24,355

Statement of Shareholder's Equity
Retained earnings
   Beginning balance......................................      604,503      3,200       607,703
   Net income (loss)......................................       20,334      4,021        24,355
   Ending balance.........................................      472,303      7,221       479,524

Statement of Cash Flows
   Net income (loss)......................................       20,334      4,021        24,355
   Change in insurance reserves...........................      179,210      1,311       180,521
   Change in income taxes receivable/payable..............       10,187      2,165        12,352
   Change in other liabilities............................       10,896     (7,497)        3,399

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


As of and for the year ended December 31, 2006:

                                                       As
                                                   previously                As
                                                    reported  Adjustments restated
                                                   ---------- ----------- --------
                                                            (In Thousands)
Statement of Income (Loss)
   Premiums and other considerations..............  $222,433    $    98   $222,531
   Net investment income..........................   585,793      3,606    589,399
   Policyholders' benefits........................   406,486     (1,557)   404,929
   Income (loss) before income tax expense
     (benefit)....................................   109,844      5,261    115,105
   Income tax expense (benefit)...................    27,742      1,841     29,583
   Net income (loss)..............................    82,102      3,420     85,522

Statement of Shareholder's Equity
Retained earnings
   Beginning balance..............................   576,115       (220)   575,895
   Net income (loss)..............................    82,102      3,420     85,522
   Ending balance.................................   604,503      3,200    607,703

Statement of Cash Flows
   Net income (loss)..............................    82,102      3,420     85,522
   Change in insurance reserves...................    22,511     (1,557)    20,954
   Change in premiums and insurance balances
     receivable and payable - net.................     8,447        (98)     8,349
   Change in income taxes receivable/payable......   (38,541)     1,841    (36,700)
   Change in other liabilities....................     7,240     (3,606)     3,634

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                               TABLE OF CONTENTS


Report of Independent Auditors............................................ 2

Statements of Admitted Assets............................................. 3

Statements of Liabilities, Capital and Surplus............................ 4

Statements of Income and Changes in Capital and Surplus................... 5

Statements of Cash Flow................................................... 6

Notes to Statutory Basis Financial Statements............................. 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1 to the financial statements.

PricewaterhouseCoopers LLP
New York, NY

April 29, 2009

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2008 AND 2007
                                (000'S OMITTED)

As of December 31,                                                               2008         2007
------------------                                                           -----------  -----------
Cash and invested assets:
   Bonds, at amortized cost (market value:
     2008 - $12,050,220; 2007 - $14,451,338)................................ $12,882,016  $14,170,023
   Stocks:..................................................................
       Common stocks, at market value adjusted for non admitted assets
         (cost: 2008 -$3,311,013; 2007 - $3,016,442)........................   8,904,447    8,981,169
       Preferred stocks, primarily at market value
         (cost: 2008 - $2,027,448; 2007 - $2,020,851).......................   2,022,748    2,020,851
   Other invested assets, primarily at equity
     (cost: 2008 - $2,353,985; 2007 - $1,828,359)...........................   2,745,371    2,578,384
   Short-term investments, at amortized cost (approximates market value)....   1,060,462      166,698
   Securities lending collateral............................................          --       11,710
   Receivable for securities................................................       6,702        8,727
   Overdraft................................................................    (121,154)    (227,495)
                                                                             -----------  -----------
          Total cash and invested assets....................................  27,500,592   27,710,067
                                                                             -----------  -----------
Investment income due and accrued...........................................     185,779      188,178
Agents' balances or uncollected premiums:
   Premiums in course of collection.........................................     709,694      636,384
   Premiums and installments booked but deferred and not yet due............     431,375      942,542
   Accrued retrospective premiums...........................................   1,643,235    1,305,787
Amounts billed and receivable from high deductible policies.................      24,378      168,248
Reinsurance recoverable on loss payments....................................     679,579      632,449
Funds held by or deposited with reinsurers..................................      12,605       11,428
Deposit accounting assets...................................................     559,534      793,216
Deposit accounting assets - funds held......................................      93,433      104,412
Net deferred tax assets.....................................................     363,447      371,196
Receivable from parent, subsidiaries and affiliates.........................     434,803      265,849
Equities in underwriting pools and associations.............................     757,246    1,279,140
Other admitted assets.......................................................     165,236      191,925
                                                                             -----------  -----------
          Total admitted assets............................................. $33,560,936  $34,600,821
                                                                             ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2008 AND 2007
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

 As of December 31,                                       2008         2007
 ------------------                                   -----------  -----------
                     Liabilities
 Reserves for losses and loss adjustment expenses.... $13,354,448  $13,852,252
 Unearned premium reserves...........................   3,827,773    4,513,703
 Commissions, premium taxes, and other expenses
   payable...........................................     320,011      241,277
 Reinsurance payable on paid loss and loss
   adjustment expenses...............................     508,685      278,579
 Funds held by company under reinsurance treaties....     179,991      246,532
 Provision for reinsurance...........................     100,847      121,714
 Ceded reinsurance premiums payable, net of ceding
   commissions.......................................     469,110      517,741
 Retroactive reinsurance reserves - assumed..........       7,372       32,180
 Retroactive reinsurance reserves - ceded............      (5,179)     (68,937)
 Deposit accounting liabilities......................     198,765      200,040
 Deposit accounting liabilities - funds held.........     510,960      734,590
 Securities lending payable..........................          --       12,741
 Collateral deposit liability........................     335,879      374,712
 Payable to parent, subsidiaries and affiliates......   1,304,782      472,165
 Current federal and foreign income taxes payable to
   affiliates........................................     167,471      315,659
 Payable for securities..............................     240,047      226,874
 Other liabilities...................................     214,551      372,006
                                                      -----------  -----------
    Total liabilities................................  21,735,513   22,443,828
                                                      ===========  ===========
                 Capital and Surplus
 Common capital stock, $5.00 par value, 1,000,000
   shares authorized; 895,750 shares issued and
   outstanding.......................................       4,479        4,479
 Capital in excess of par value......................   4,119,285    2,925,224
 Unassigned surplus..................................   7,699,214    9,175,217
 Special surplus funds from retroactive reinsurance..       2,445       52,073
                                                      -----------  -----------
    Total capital and surplus........................  11,825,423   12,156,993
                                                      -----------  -----------
    Total liabilities, capital, and surplus.......... $33,560,936  $34,600,821
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                (000'S OMITTED)

For the years ended December 31,             2008         2007         2006
--------------------------------         -----------  -----------  -----------
       Statements of Income
Underwriting income:
   Premiums earned...................... $ 7,265,084  $ 7,666,749  $ 7,701,201
                                         -----------  -----------  -----------
Underwriting deductions:
   Losses incurred......................   4,907,821    4,470,750    4,645,657
   Loss adjustment expenses incurred....     766,180      861,826      827,234
   Other underwriting expenses
     incurred...........................   1,657,034    1,685,858    1,747,380
                                         -----------  -----------  -----------
Total underwriting deductions...........   7,331,035    7,018,434    7,220,271
                                         -----------  -----------  -----------
Net underwriting (loss) income               (65,951)     648,315      480,930
                                         -----------  -----------  -----------
Investment income:
   Net investment income earned.........   1,340,829    1,182,291      757,517
   Net realized capital gains
     (loss) (net of capital gains
     taxes: 2008 - ($13,526); 2007
     - $3,076; 2006 - $12,835)..........     133,771      (40,847)      40,370
                                         -----------  -----------  -----------
Net investment gain                        1,474,600    1,141,444      797,887
                                         -----------  -----------  -----------
Net loss from agents' or premium
  balances charged-off..................     (50,530)     (94,880)     (52,526)
Finance and service charges not
  included in premiums..................      15,842       17,362       15,081
Other gain, net of dividends to
  policyholders.........................      35,560       83,284       53,056
                                         -----------  -----------  -----------
Net income after capital gains
  taxes and before federal income
  taxes                                    1,409,521    1,795,525    1,294,428
Federal income tax expense..............      39,777      510,618      173,573
                                         -----------  -----------  -----------
       Net income....................... $ 1,369,744  $ 1,284,907  $ 1,120,855
                                         ===========  ===========  ===========
  Changes in Capital and Surplus
Capital and surplus, as of
  December 31, previous year............ $12,156,993  $10,420,212  $ 8,120,163
   Adjustment to beginning surplus......      (9,665)     (87,263)    (157,094)
                                         -----------  -----------  -----------
Capital and surplus, as of
  January 1,                              12,147,328   10,332,949    7,963,069
                                         -----------  -----------  -----------
Changes in capital and surplus:
   Net income...........................   1,369,744    1,284,907    1,120,855
   Change in net unrealized capital
     (loss) gains (net of capital
     gains taxes:
   2008 - $(221,853); 2007 -
     $81,239; 2006 - $86,349)...........    (766,210)   1,299,705    1,381,471
   Change in net deferred income
     taxes..............................    (172,349)      92,036       33,752
   Change in non-admitted assets........    (205,044)      (3,270)    (158,503)
   Change in provision for
     reinsurance........................      20,867       13,267       66,780
   Paid in surplus......................   1,255,961      231,132           --
   Dividends to stockholder.............  (1,737,225)  (1,120,000)          --
   Foreign exchange translation.........     (87,649)      26,267       12,788
                                         -----------  -----------  -----------
       Total changes in capital and
         surplus........................    (321,905)   1,824,044    2,457,143
                                         -----------  -----------  -----------
Capital and surplus, as of
  December 31,                           $11,825,423  $12,156,993  $10,420,212
                                         ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                (000'S OMITTED)

For the years ended December 31,                          2008         2007         2006
--------------------------------                       ----------  -----------  -----------
                Cash From Operations
Premiums collected, net of reinsurance................ $6,547,710  $ 7,891,160  $ 6,857,942
Net investment income.................................  1,388,127    1,227,721      809,958
Miscellaneous income..................................         54        8,924       69,085
                                                       ----------  -----------  -----------
   Sub-total..........................................  7,935,891    9,127,805    7,736,985
                                                       ----------  -----------  -----------
Benefit and loss related payments.....................  5,078,216    3,878,095    3,479,755
Commission and other expense paid.....................  2,342,596    2,302,839    2,335,839
Dividends paid to policyholders.......................        114          130        1,419
Federal income taxes (recovered) paid.................     53,271      330,776     (790,391)
                                                       ----------  -----------  -----------
   Net cash provided from operations..................    461,694    2,615,965    2,710,363
                                                       ----------  -----------  -----------
                Cash From Investments
Proceeds from investments sold, matured, or repaid
   Bonds..............................................  3,141,468    5,184,469    2,023,652
   Stocks.............................................    657,471      773,650      637,187
   Other..............................................    671,313      621,387      511,071
                                                       ----------  -----------  -----------
   Total proceeds from investments sold, matured, or
     repaid...........................................  4,470,252    6,579,506    3,171,910
                                                       ----------  -----------  -----------
Cost of investments acquired
   Bonds..............................................  2,006,885    5,997,221    4,733,252
   Stocks.............................................  1,074,344      837,600      633,747
   Other..............................................  1,197,475    1,350,766      563,291
                                                       ----------  -----------  -----------
   Total cost of investments acquired.................  4,278,704    8,185,587    5,930,290
                                                       ----------  -----------  -----------
   Net cash provided from (used in) investing
     activities.......................................    191,548   (1,606,081)  (2,758,380)
                                                       ----------  -----------  -----------
    Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in...........................    299,000           --      199,830
Dividends to stockholder..............................   (878,465)  (1,120,000)          --
Net deposit on deposit-type contracts and other
  insurance...........................................     38,529       75,242      276,990
Equities in underwriting pools and associations.......    535,633     (380,888)    (258,959)
Collateral deposit liability..........................    (38,833)    (272,467)     113,328
Intercompany receivable and payable, net..............    646,904      589,241     (675,777)
Borrowed funds........................................    (12,741)       2,980        9,759
Other.................................................   (243,164)      74,496      213,919
                                                       ----------  -----------  -----------
   Net cash used in financing and miscellaneous
     activities.......................................    346,863   (1,031,396)    (120,910)
                                                       ----------  -----------  -----------
   Net change in cash and short-term investments......  1,000,105      (21,512)    (168,927)
Overdraft and short-term investments:
   Beginning of year..................................    (60,797)     (39,285)     129,642
                                                       ----------  -----------  -----------
   End of year........................................ $  939,308  $   (60,797) $   (39,285)
                                                       ==========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. Organization

   National Union Fire Insurance Company of Pittsburgh, PA. (the Company or National Union) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, which is in turn owned by AIU Holdings, Inc., a Delaware corporation (formerly AIG Property Casualty Group, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and AIU Holdings, Inc.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, and through AIG's risk finance operation, the Company provides its customized structured products.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

B. Summary of Significant Statutory Basis Accounting Policies

   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

   The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of discounting of workers' compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis) and the prescribed practice relating to the utilization of certain reinsurance credits in calculating the provision for reinsurance (in NAIC SAP, certain reinsurance credits are not permitted).

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,                                             2008         2007         2006
------------                                         -----------  -----------  -----------
Net income, PA SAP.................................. $ 1,369,744  $ 1,284,907  $ 1,120,855
State prescribed practices - (deduction):
   Non-tabular discounting..........................    (109,227)     (89,223)     (97,907)
                                                     -----------  -----------  -----------
Net income, NAIC SAP................................ $ 1,260,517  $ 1,195,684  $ 1,022,948
                                                     ===========  ===========  ===========
Statutory surplus, PA SAP........................... $11,825,423  $12,156,993  $10,420,212
State prescribed or permitted practices - (charge):
   Non-tabular discounting..........................    (891,315)    (782,088)    (692,865)
   Credits for reinsurance..........................    (384,977)    (366,724)    (404,966)
   SSAP 48/SSAP 97..................................          --      (71,600)    (148,244)
                                                     -----------  -----------  -----------
Statutory surplus, NAIC SAP......................... $10,549,131  $10,936,581  $ 9,174,137
                                                     ===========  ===========  ===========

   In 2008, the Commissioner granted a permitted practice to the member companies of American International Underwriters Overseas Association (AIUOA or the Association) allowing the valuation of AIG UK Holdings based on the audit of American International Group (AIG or the Ultimate parent). As of December 31, 2008, the value of AIG UK Holdings was $29,960. The Company's interest in AIG UK Holdings results from its participation in the Association. All non-underwriting assets and liabilities of AIUOA have been reported by the Company under the caption Equities in Underwriting Pools and Associations.

   In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in AIUOA (see Note 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   In 2007, the Commissioner permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2008, 2007, and 2006 reporting periods.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Under NAIC SAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and loss adjustment expenses, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Invested Assets: The Company's invested assets are accounted for as follows:

   . Cash and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing in a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

   . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2008 and 2007, the market value of the Company's mortgage-backed securities approximated $327,579 and $992,697, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

   . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

       Investments in affiliates are included in common stocks based on the net worth of the entity.

   . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

   . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for a specific amount of another currency at a date in the future. Foreign

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

      exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually between one and three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sale of options are determined on the basis of specific identification and are included in income.

       Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

   . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2008 and 2007, no investment income due and accrued was determined to be uncollectible or non-admitted.

   . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to unassigned surplus.

   Other Than Temporary Impairment:

   The Company regularly evaluates its investments for other-than-temporary impairments (OTTI) in value. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

   The Company's policy for determining other-than-temporary-impairments has been established in accordance with prescribed SAP guidance, including SSAP Nos. 26, 43, and INT 06-07. For bonds, other than loan backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   For loan backed and structured securities, an OTTI shall be considered to have occurred if the undiscounted future cash flows are less than the book value of the security.

   In general, a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

   Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

   .   The Company may not realize a full recovery on its investment;

   .   Fundamental credit issues of the issuer;

   . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

   Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

   . An order of liquidation or other fundamental credit issues with the partnership;

   . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

   .   Evaluation of the current stage of the life cycle of the investment;

   . An intent to sell the investment prior to the recovery of cost of the investment;

   . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   If the analysis indicates that an other then temporary impairment has taken place, the investment is written down to fair value per as defined in the glossary to the NAIC Accounting Practices and Procedures Manual, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss. This realized loss impact to Surplus will be offset by a corresponding reduction to unrealized losses.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premiums have been classified as non-admitted, and thereafter for 10% of any amounts recoverable not offset by retrospective rated premiums or collateral. In connection therewith, as of December 31, 2008 and 2007, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,643,235 and $1,305,787, respectively, net of non-admitted premium balances of $76,630 and $55,852, respectively.

Net written premiums that were subject to retrospective rating features were as follows:

For the years ended December 31,                          2008      2007      2006
--------------------------------                        --------  --------  --------
Net written premiums subject to retrospectively rated
  premiums............................................. $684,709  $856,074  $722,690
Percentage of total net written premiums...............     10.4%     11.0%      9.2%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62, and SSAP No. 75, entitled Reinsurance Deposit Accounting, an Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the Commonwealth of Pennsylvania; or ii) the collateral (i.e: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the Commonwealth of Pennsylvania. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the statement of income.

   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued: (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices; (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance; or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   High Deductible Policies: In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 65, entitled Property and Casualty Contracts, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2008 and 2007, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,813,813 and $3,821,635, respectively.

   The Company establishes a non-admitted asset for 10% of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100% of paid loss recoverables where no collateral is held. As of December 31, 2008 and 2007, the amount billed and recoverable on paid claims was $67,546 and $185,424, respectively, of which $43,168 and $17,176, respectively, where non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs in Other Liabilities. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. As of December 31, 2008 and 2007, the reserves for losses (net of reinsurance) subject to tabular discounting were $5,123,777 and $5,036,294, respectively. As of December 31, 2008 and 2007, the Company's tabular discount amounted to $278,546 and $301,856, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

   . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

   . For accident years 2002 and subsequent - At December 31, 2008, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at a rate of approximately 4.25%, which is slightly less than what is commensurate with the yield on its municipal bond portfolio with maturities consistent with the expected payout pattern. At December 31, 2007, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent using a rate commensurate with the yield on U.S. Treasury securities with maturities consistent with the expected payout pattern.

   As of December 31, 2008 and 2007, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,123,777 and $5,036,294, respectively. As of December 31, 2008, the Company's non-tabular discount amounted to $891,315, of which $345,981 and $545,334 were applied to case reserves and IBNR, respectively. As of December 31, 2007, the Company's non-tabular discount amounted to $782,088, of which $269,981 and $512,106 were applied to case reserves and IBNR, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2008 and 2007, depreciation and amortization expense amounted to $26,663 and $25,902, respectively, and accumulated depreciation as of December 31, 2008 and 2007 amounted to $149,204 and $132,361, respectively.

   Reclassifications: Certain balances contained in the 2007 and 2006 financial statements have been reclassified to conform with the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

During 2008, 2007 and 2006, the Company dedicated significant effort to the resolution of the weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2007, 2006 and 2005 annual statements. The correction of these adjustments resulted in an after tax statutory charge of $9,665, $87,263 and $157,094 as of January 1, 2008, 2007 and 2006, respectively.

In accordance with SSAP No. 3, entitled Accounting Changes and Corrections of Errors, these adjustments have been reported as an adjustment to unassigned surplus as of January 1, 2008, 2007 and 2006.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The impact of these adjustments on surplus to policyholders as of January 1, 2008, 2007 and 2006 are as follows:

                                                                 Policyholders
                                                                    Surplus
                                                                 -------------
 Balance at December 31, 2007...................................  $12,156,993
 Adjustment to beginning Capital and Surplus:
    Asset realization, net of taxes.............................       (9,665)
    Federal income taxes, net of capital adjustments of $61,900.           --
        Total adjustment to beginning Capital and Surplus.......       (9,665)
                                                                  -----------
 Balance at January 1, 2008, as adjusted........................  $12,147,328
                                                                  ===========

                                                                 Policyholders
                                                                    Surplus
                                                                 -------------
 Balance at December 31, 2006...................................  $10,420,212
    Adjustments to beginning Capital and Surplus:
    Federal income taxes........................................      (87,263)
                                                                  -----------
        Total adjustment to beginning Capital and Surplus.......      (87,263)
                                                                  -----------
 Balance at January 1, 2007, as adjusted........................  $10,332,949
                                                                  ===========

                                                                 Policyholders
                                                                    Surplus
                                                                 -------------
 Balance at December 31, 2005...................................  $ 8,120,163
 Adjustments to beginning Capital and Surplus:
    Asset admissibility.........................................     (108,676)
    Federal income taxes........................................      (48,418)
                                                                  -----------
        Total adjustment to beginning Capital and Surplus.......     (157,094)
                                                                  -----------
 Balance at January 1, 2006, as adjusted........................  $ 7,963,069
                                                                  ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Asset admissibility: The Company determined that certain assets should have been non-admitted relating to: (i) custodian agreements that did not comply with states statutes; (ii) securities deposited in a trust account not available to pay policyholder claims and (iii) receivables for high deductible policies.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


Federal Income Taxes (Current and Deferred): The change in federal income taxes is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS

Statutory Fair Value of Financial Instruments:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2008 and 2007:

                                                            2008                     2007*
                                                   ----------------------- ------------------------
                                                    Carrying   Statutory     Carrying    Statutory
                                                     Amount    Fair Value     Amount     Fair Value
                                                   ----------- ----------- -----------  -----------
Assets:
   Bonds.......................................... $12,882,016 $12,050,220 $14,170,023  $14,451,338
   Common stocks..................................   8,904,447   8,907,414   8,981,169    8,981,169
   Preferred stocks...............................   2,022,748   2,022,850   2,020,851    2,020,860
   Other invested assets..........................   2,745,371   2,745,371   2,578,384    2,578,384
   Cash and short-term investments................     939,308     939,308     (60,797)     (60,797)
   Receivable for securities......................       6,702       6,702       8,727        8,727
   Equities and deposits in pool & associations...     757,246     757,246   1,279,140    1,279,140
   Securities lending collateral..................          --          --      11,710       11,710
Liabilities:
   Securities lending payable..................... $        -- $        -- $    12,741  $    12,741
   Collateral deposit liability...................     335,879     335,879     374,712      374,712
   Payable for securities.........................     240,047     240,047     226,874      226,874

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

   . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value. During 2008, the NAIC adopted new reporting requirements for fair value such that insurers are no longer required to use the value derived from the Securities Valuation Office (SVO). Instead, the Company is required to obtain fair values that reliably reflect the price at which a security would sell in an

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

      arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

   . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

   . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.
--------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

   . The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2008 and 2007 are outlined in the table below:

                                                                       Gross      Gross
                                                          Amortized  Unrealized Unrealized   Market
                                                            Cost       Gains      Losses     Value
                                                         ----------- ---------- ---------- -----------
As of December 31, 2008:
   U.S. governments..................................... $    14,397  $  2,196  $       -- $    16,593
   All other governments................................     500,791    21,243          79     521,955
   States, territories and possessions..................   1,997,332    53,446      38,850   2,011,928
   Political subdivisions of states, territories and
     possessions........................................   2,796,359    87,205      86,640   2,796,924
   Special revenue and special assessment obligations
     and all non-guaranteed obligations of agencies and
     authorities and their political subdivisions.......   6,555,283    81,711     395,993   6,241,001
   Public utilities.....................................      57,854     5,328          --      63,182
   Industrial and miscellaneous.........................     960,000     1,423     562,786     398,637
                                                         -----------  --------  ---------- -----------
       Total bonds, as of December 31, 2008............. $12,882,016  $252,552  $1,084,348 $12,050,220
                                                         ===========  ========  ========== ===========
As of December 31, 2007*:
   U.S. governments..................................... $    22,935  $    812  $        3 $    23,744
   All other governments................................     395,812     2,977         780     398,009
   States, territories and possessions..................   2,458,221    59,667       2,969   2,514,919
   Political subdivisions of states, territories and
     possessions........................................   3,188,227   122,115       2,540   3,307,802
   Special revenue and special assessment obligations
     and all non-guaranteed obligations of agencies and
     authorities and their political subdivisions.......   6,948,195   139,498      19,929   7,067,764
   Public utilities.....................................      58,961     1,473          --      60,434
   Industrial and miscellaneous.........................   1,097,672     3,649      22,655   1,078,666
                                                         -----------  --------  ---------- -----------
       Total bonds, as of December 31, 2007............. $14,170,023  $330,191  $   48,876 $14,451,338
                                                         ===========  ========  ========== ===========

The Company had non-admitted assets of $0 and $27,755 relating to bonds as of December 31, 2008 and 2007, respectively.
--------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The amortized cost and market values of bonds at December 31, 2008, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 Amortized
                                                   Cost     Market Value
                                                ----------- ------------
        Due in one year or less................ $   150,237 $   151,456
        Due after one year through five years..     513,157     534,255
        Due after five years through ten years.   1,837,077   1,892,882
        Due after ten years....................   9,491,259   9,144,048
        Mortgaged-backed securities............     890,286     327,579
                                                ----------- -----------
           Total bonds......................... $12,882,016 $12,050,220
                                                =========== ===========

Proceeds from sales and gross realized gain and gross realized losses were as follows:

For the years ended December 31,          2008                  2007                  2006
--------------------------------  --------------------- --------------------- ---------------------
                                               Equity                Equity                Equity
                                    Bonds    Securities   Bonds    Securities   Bonds    Securities
                                  ---------- ---------- ---------- ---------- ---------- ----------
     Proceeds from sales......... $2,895,171 $1,369,718 $4,680,678  $245,854  $1,389,565  $153,541
     Gross realized gains........     26,312    274,555      1,071    33,315      14,274    24,525
     Gross realized losses.......     58,949     48,111     40,525     9,273      15,247     9,235

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The cost or amortized cost and market values of the Company's common and preferred stocks, as of December 31, 2008 and 2007, are set forth in the table below:

                                                        December 31, 2008
                               -------------------------------------------------------------------
                                Cost or     Gross      Gross
                               Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                                 Cost       Gains      Losses     Value       Asset       Value
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated................. $3,087,473 $5,870,599  $295,440  $8,662,632   $    --    $8,662,632
   Non-affiliated.............    223,540     32,117    10,875     244,782     2,967       241,815
                               ---------- ----------  --------  ----------   -------    ----------
       Total.................. $3,311,013 $5,902,716  $306,315  $8,907,414   $ 2,967    $8,904,447
                               ========== ==========  ========  ==========   =======    ==========
Preferred stocks:
   Affiliated................. $2,000,000 $       --  $     --  $2,000,000   $    --    $2,000,000
   Non-affiliated.............     27,448        102     4,700      22,850        --    $   22,748
                               ---------- ----------  --------  ----------   -------    ----------
       Total.................. $2,027,448 $      102  $  4,700  $2,022,850   $    --    $2,022,748
                               ========== ==========  ========  ==========   =======    ==========

                                                        December 31, 2007
                               -------------------------------------------------------------------
                                Cost or     Gross      Gross       NAIC
                               Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                                 Cost       Gains      Losses     Value       Asset       Value
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated................. $2,427,849 $6,240,605  $311,247  $8,357,207   $ 3,489    $8,353,718*
   Non-affiliated.............    588,593     90,400     4,683     674,310    46,859       627,451*
                               ---------- ----------  --------  ----------   -------    ----------
       Total.................. $3,016,442 $6,331,005  $315,930  $9,031,517   $50,348    $8,981,169*
                               ========== ==========  ========  ==========   =======    ==========
Preferred stocks:
   Affiliated................. $2,010,247 $       --  $     --  $2,010,247   $    --    $2,010,247
   Non-affiliated.............     10,604          9        --      10,613        --        10,604
                               ---------- ----------  --------  ----------   -------    ----------
       Total.................. $2,020,851 $        9  $     --  $2,020,860   $    --    $2,020,851
                               ========== ==========  ========  ==========   =======    ==========

As of December 31, 2008 and 2007, the company had derivative investments of $28,954 and $93,517, respectively.
--------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2008 and 2007 is set forth in the table below:

                                           12 Months or Less   Greater than 12 Months         Total
                                         --------------------- ---------------------  ---------------------
                                           Fair     Unrealized   Fair      Unrealized   Fair     Unrealized
Description of Securities                  Value      Losses     Value       Losses     Value      Losses
-------------------------                ---------- ---------- ----------  ---------- ---------- ----------
As of December 31, 2008:
   U. S. governments.................... $       --  $     --  $       --   $     --  $       -- $       --
   All other governments................    115,861        79          --         --     115,861         79
   States, territories and possessions..    696,184    32,589      77,150      6,261     773,334     38,850
   Political subdivisions of states,
     territories and possessions........  1,054,553    58,867     225,237     27,773   1,279,790     86,640
   Special revenue......................  3,446,206   223,839     814,612    172,154   4,260,818    395,993
   Public utilities.....................         --        --          --         --          --         --
   Industrial and miscellaneous.........     69,890    90,877     189,598    471,909     259,488    562,786
                                         ----------  --------  ----------   --------  ---------- ----------
   Total bonds..........................  5,382,694   406,251   1,306,597    678,097   6,689,291  1,084,348
                                         ----------  --------  ----------   --------  ---------- ----------
   Affiliated...........................     28,297    12,703     314,955    282,737     343,252    295,440
   Non-affiliated.......................     54,696    10,813         543         62      55,239     10,875
                                         ----------  --------  ----------   --------  ---------- ----------
   Total common stocks..................     82,993    23,516     315,498    282,799     398,491    306,315
   Preferred stock......................     20,351     4,700          --         --      20,351      4,700
                                         ----------  --------  ----------   --------  ---------- ----------
   Total stocks.........................    103,344    28,216     315,498    282,799     418,842    311,015
                                         ----------  --------  ----------   --------  ---------- ----------
   Total bonds and stocks............... $5,486,038  $434,467  $1,622,095   $960,896  $7,108,133 $1,395,363
                                         ==========  ========  ==========   ========  ========== ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


                                             12 Months or Less   Greater than 12 Months         Total
                                           --------------------- ---------------------- ---------------------
                                             Fair     Unrealized  Fair      Unrealized    Fair     Unrealized
Description of Securities                    Value      Losses    Value       Losses      Value      Losses
-------------------------                  ---------- ----------  --------  ----------  ---------- ----------
As of December 31, 2007:
   U. S. governments...................... $    9,977  $     3   $     --    $     --   $    9,977  $      3
   All other governments..................         --       --     32,805         780       32,805       780
   States, territories and possessions....    116,613      468     96,308       2,501      212,921     2,969
   Political subdivisions of states,
     territories and possessions..........    369,718    2,521      9,309          19      379,027     2,540
   Special revenue........................  1,314,924   19,046     42,568         883    1,357,492    19,929
   Public utilities.......................         --       --         --          --           --        --
   Industrial and miscellaneous...........    731,326   22,631      1,701          24      733,027    22,655
                                           ----------  -------    --------   --------   ----------  --------
   Total bonds............................  2,542,558   44,669    182,691       4,207    2,725,249    48,876
                                           ----------  -------    --------   --------   ----------  --------
   Affiliated.............................    104,072   50,211    213,576     261,036      317,648   311,247
   Non-affiliated.........................     47,460    4,683         --          --       47,460     4,683
                                           ----------  -------    --------   --------   ----------  --------
   Total common stocks....................    151,532   54,894    213,576     261,036      365,108   315,930
                                           ----------  -------    --------   --------   ----------  --------
   Preferred stock........................         --       --         --          --           --        --
                                           ----------  -------    --------   --------   ----------  --------
   Total stocks...........................    151,532   54,894    213,576     261,036      365,108   315,930
                                           ----------  -------    --------   --------   ----------  --------
   Total bonds and stocks................. $2,694,090  $99,563   $396,267    $265,243   $3,090,357  $364,806
                                           ==========  =======    ========   ========   ==========  ========

As of December 31, 2008, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,409, $5,664 and $561 in 2008, 2007 and 2006, respectively, and reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $32,165, $10,659 and $7,664 during 2008, 2007 and 2006, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


During 2008, 2007 and 2006, the Company reported the following write-downs on its joint ventures and partnership investments due to an other-than-temporary decline in fair value:

For the years ended December 31,                              2008    2007    2006
--------------------------------                             ------- ------- ------
Brep III L.P................................................ $ 7,582 $    -- $   --
Matlin Patterson Global Opportunities Partners..............   3,361      --  1,143
Marlwood....................................................   3,000      --     --
Warburg Pincus Equity Partners..............................   2,547      --     --
AQR Global Asset Allocation Institutional Fund III L.P......   2,172      --     --
Fenway Fund II..............................................   1,610      --     --
Thayer Equity III...........................................   1,381      --     --
Fenway Partners.............................................   1,049      --     --
North Castle II.............................................      --   4,162     --
DLJ Merchant Banking Partners...............................      --   3,454     --
Peake Joint Venture.........................................      --   2,773     --
Exponent Private Equity Partners, LP........................      --   1,990     --
Warburg Equity LP...........................................      --   1,656     --
21st Century LP.............................................      --   1,030     --
Items less than $1.0 million................................   5,616   5,616  1,747
                                                             ------- ------- ------
   Total.................................................... $28,318 $20,681 $2,890
                                                             ======= ======= ======

The Company was party to a Securities Agency Lending Agreement (Agreement) with AIG Global Securities Lending Corporation (AIGGSLC), a Delaware registered company which terminated on March 25, 2009. During 2008, the Company terminated all of its securities lending positions and instructed AIGGSLC not to enter into any new transactions on its behalf. As a result, the Company had no loaned securities as of December 31, 2008. As of December 31, 2007, securities with a market value of $12,333 were on loan.

Securities borrowers provided cash collateral in an amount in excess of the fair value of the securities loaned. AIGGSLC monitored the daily fair value of loaned securities relative to the collateral fair value. Additional collateral was obtained as necessary to ensure that collateral was maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities loaned. The collateral was not available for the general use of the Company (restricted) and the securities lending transactions were accounted for as secured borrowings as required by SSAP No. 91.

Pursuant to the Agreement, AIGGSLC maintained responsibility for the reinvestment and control of such collateral. Declines in the fair value of the reinvested collateral at December 31, 2007, to the extent that such declines resulted in collateral less than 102% of the fair value of the securities loaned for domestic transactions and 105% of the fair value of the securities loaned for cross-border transactions, have been reported as a non-admitted asset in the financial statements presented herein.

In response to the potential lack of liquidity for certain reinvested collateral, the Company's ultimate parent, AIG, agreed to make the Company whole for any pretax realized losses due to sales of reinvested collateral during the period August 1, 2007 through August 1, 2008. During 2008 and 2007, the Company received funds of $0 and $142, respectively, from AIG. These funds have been reported as capital contributions in the financial statements presented herein.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


Securities carried at an amortized cost of $2,482,149 and $2,562,483 were deposited with regulatory authorities as required by law as of December 31, 2008 and 2007, respectively.

During 2008, 2007 and 2006, included in Net Investment Income Earned were investment expenses of $7,027, $8,689 and $6,699, respectively, and interest expense of $27,193, $116,601 and $109,876, respectively.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), which specifies measurement and disclosure standards related to asset and liabilities measured at fair value. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common stocks and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

SFAS 157 defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

   . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

   . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

   . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

                                          Level 1 Level 2  Level 3     Total
                                          ------- ------- ---------- ----------
Bonds.................................... $    -- $ 1,557 $  120,230 $  121,787
Common stocks............................  88,130  39,618    114,067    241,815
Preferred stocks.........................      --  21,221  2,000,661  2,021,882
                                          ------- ------- ---------- ----------
Total.................................... $88,130 $62,396 $2,234,958 $2,385,484
                                          ======= ======= ========== ==========

The following table presents changes during 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2008:

                                       Net Realized and
                                  Unrealized Gains (Losses)    Unrealized
                       Balance    Included in Net Investment Gains (Losses) Purchases, Sales,            Balance at
                     Beginning of    Income and Realized      Included in      Issuances,     Transfers December 31,
                         Year       Capital Gains (Losses)      Surplus     Settlements, Net  In (Out)      2008
                     ------------ -------------------------- -------------- ----------------- --------- ------------
Bonds...............  $  116,959            $  344              $(66,583)       $(12,993)     $ 82,503   $  120,230
Common stocks.......      74,796                --                   (44)             --        39,315      114,067
Preferred stocks....   2,011,218             5,798                    --         (16,045)         (310)   2,000,661
                      ----------            ------              --------        --------      --------   ----------
Total...............  $2,202,973            $6,142              $(66,627)       $(29,038)     $121,508   $2,234,958
                      ==========            ======              ========        ========      ========   ==========

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                                Level 1 Level 2 Level 3  Total
                                                ------- ------- ------- -------
Other invested assets..........................   $--   $2,172  $26,146 $28,318
                                                  ---   ------  ------- -------
Total..........................................   $--   $2,172  $26,146 $28,318
                                                  ===   ======  ======= =======

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately certain private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2008, 2007 and 2006 is set forth in the table below:

                                              2008         2007         2006
                                          -----------  -----------  -----------
Reserves for losses and LAE,
  beginning of year...................... $13,852,252  $12,901,979  $11,786,300
Incurred losses and LAE related to:
   Current accident year.................   5,536,365    5,280,665    5,295,026
   Prior accident years..................     137,636       51,911      177,865
                                          -----------  -----------  -----------
       Total incurred losses and LAE.....   5,674,001    5,332,576    5,472,891
                                          -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year.................  (1,679,345)  (1,426,309)  (1,251,773)
   Prior accident years..................  (4,492,460)  (2,955,994)  (3,105,439)
                                          -----------  -----------  -----------
       Total paid losses and LAE.........  (6,171,805)  (4,382,303)  (4,357,212)
Reserves for losses and LAE, as of
  December 31,........................... $13,354,448  $13,852,252  $12,901,979
                                          ===========  ===========  ===========

For all three years the Company experienced minor loss and LAE reserve development for prior years, including accretion of loss reserve discount. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development on D&O and other classes of business offset adverse development on the Company's excess casualty business. The adverse development on excess casualty was primarily related to accident years 2003 and prior. In 2007, the development was also primarily related to the accretion of workers compensation discount. In addition to the accretion of discount, there was adverse development in 2007 related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident year 2004 through 2006 were spread across many classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006, the adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior, largely relating to asbestos, and to accretion of workers compensation discount.

In calendar year 2008, there were two transactions that resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5F). The total calendar year paid as a result of these events were approximately $349,600 and $323,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over many accident years and resulted in modest beneficial development of about $22,800. In addition, accident year 2008 had $114,000 of paid loss in calendar year 2008 from one credit excess of loss assumed treaty. There will be no additional impact from this treaty as the full limits of the treaty have been paid.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,634, $211,061 and $209,953, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,509,912, $6,206,161 and $6,572,917, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A. National Union Inter-company Pooling Agreement

   The Company, as well as certain insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business, except business from foreign branches (excluding Canada), to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                           NAIC Co. Participation
Member Company                                               Code      Percent
--------------                                             -------- -------------
National Union............................................  19445       38.0%
American Home Assurance Company (AHAC)....................  19380       36.0%
Commerce and Industry Insurance Company (C&I).............  19410       11.0%
New Hampshire Insurance Company (NHIC)....................  23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP).  19429        5.0%
AIG Casualty Company......................................  19402        5.0%
American International South Insurance Company............  40258        0.0%
Granite State Insurance Company...........................  23809        0.0%
Illinois National Insurance Company.......................  23817        0.0%

   American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

   Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's fixed participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


B. American International Underwriters Overseas Association Pooling Arrangement

   AIG formed the AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in the AIUOA and their respective participation percentages is set forth in the table below:

                                                          NAIC Co. Participation
Member Company                                              Code      Percent
--------------                                            -------- -------------
American International Underwriters Overseas, Limited....     --       67.0%
New Hampshire Insurance Company..........................  23841       12.0%
National Union Fire Insurance Company of Pittsburgh, PA..  19445       11.0%
American Home Assurance Company..........................  19380       10.0%

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, AHAC, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and
   (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2008 and 2007, the Company's interest in the AIUOA amounted to $757,246 and $1,279,140, respectively, gross of the following amounts and after consideration of the National Union inter-company pooling agreement:

                 As of December 31,           2008      2007
                 ------------------         --------  --------
                 Loss and LAE reserves..... $579,040  $924,962
                 Unearned premium reserves.  254,319   374,974
                 Funds held................   15,867    25,212
                 Ceded balances payable....   79,212   109,151
                 Reinsurance recoverable...   28,459    42,037
                 Retroactive reinsurance...     (140)   (1,020)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Additionally, the Company holds 12.2% of the issued share capital of AIG Europe S.A. As of December 31, 2008 and 2007, the Company's interest in AIG Europe S.A. amounted to $85,427 and $110,946, respectively.

C. Guarantee Arrangements

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

   The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   The guarantees that were in effect as of December 31, 2008 are included in the table below:

                                                                        Policyholder  Invested   Estimated Policyholders'
Guaranteed Company                                          Date Issued Obligations    Assets      Loss       Surplus
------------------                                          ----------- ------------ ----------- --------- --------------
AHICO First American-Hungarian Insurance
  Company.......................................... **        9/15/98   $   120,563  $   182,480    $--      $   42,831
AIG Bulgaria Insurance and Reinsurance Company
  EAD.............................................. **       12/23/98         5,528        7,990     --          11,823
AIG Europe (Ireland) Ltd........................... **       12/15/97       440,488      478,704     --         191,044
AIG Excess Liability Insurance Company Ltd.
  (AIGELII)........................................           7/29/98       468,664    3,644,379     --       1,437,915
AIG Excess Liability Insurance International Ltd.
  (AIGELIC)........................................           5/28/98     2,671,160      619,225     --         371,835
AIG Global Trade and Political Risk Insurance
  Company..........................................     ++    11/5/97       140,196      279,730     --         171,164
AIG Life Insurance Company (Russia) ZAO............ **       12/23/98       135,903      282,692     --          57,451
AIG Life Insurance Company.........................  *  +     7/13/98     6,522,538    7,080,893     --         406,747
AIG Poland Insurance Company....................... **        9/15/98            --       14,488     --          28,548
AIG Romania Insurance Company, S.A................. **       12/23/98        10,052        2,552     --           8,808
AIG Slovakia Insurance Company A.S................. **       12/23/98            --           --     --             733
AIG Ukraine Insurance Company...................... **        10/1/00         3,654           39     --           5,139
American International Assurance Co (Australia)
  Ltd.............................................. **        11/1/02       343,128      437,761     --         157,404
American International Assurance Co (Bermuda)
  Ltd.............................................. **  +++   8/23/99            --      432,347     --       1,821,502
American International Insurance Company of Puerto
  Rico.............................................           11/5/97       121,222      191,650     --         142,368
American International Life Assurance Company of
  New York.........................................           7/13/98     5,854,735    6,180,802     --         415,495
Audubon Insurance Company..........................           11/5/97        33,595       37,985     --          39,369
First American Czech Insurance Company, Rt. A.S.... **        9/15/98       378,760      531,543     --          99,488
La Meridional Compania Argentina de Seguros
  S.A.............................................. **         1/6/98       204,423       28,305     --          54,321
AIG UK Ltd (formerly Landmark Insurance
  Company).........................................            3/2/98        80,788      389,417     --         155,802
New Hampshire Indemnity Company, Inc...............          12/15/97       145,390      199,980     --         139,764
                                                                        -----------  -----------    ---      ----------
 Total.............................................                     $17,680,787  $21,022,962    $--      $5,759,551
                                                                        ===========  ===========    ===      ==========

*  The guaranteed company is also backed by a support agreement issued by AIG.

** Policyholders' surplus is based on local GAAP financial statements.

+  This guarantee was terminated as to policies written after December 29, 2006.

++ This guarantee was terminated as to policies written after November 30, 2007.

+++This guarantee was terminated as to policies written after January 31, 2008.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


D. Investments in Affiliates

   As of December 31, 2008 and 2007, the Company's preferred and common stock investments with its affiliates together with the related change in unrealized appreciation, net of $0 and $3,489 of non-admitted balances, respectively, were as follows:

                                                              Actual   Carrying Value
                                                  Ownership    Cost    at December 31,  Change in
Affiliated Investment                              Percent     2008         2008       Equity 2008
---------------------                             --------- ---------- --------------- -----------
Preferred stocks:
Everest Broadband Inc............................     0.0%  $       --   $        --    $ (10,247)
AIG Capital Corporation..........................   100.0%   2,000,000     2,000,000           --
                                                            ----------   -----------    ---------
   Total preferred stocks - affiliates...........            2,000,000     2,000,000      (10,247)
                                                            ----------   -----------    ---------
Common stocks:
21st Century Insurance Group.....................    32.0%     464,344       231,483       19,526
AIG Domestic Claims..............................   100.0%     118,000        73,930          295
AIG Lodging Opportunities, Inc...................   100.0%       3,234         1,097        1,097
AIU Insurance Company............................     0.0%          --            --     (446,078)
American International Insurance Co..............    21.0%      76,283        78,478       78,478
American International Realty, Inc...............    22.0%      26,456        35,426           80
American International Specialty Lines Insurance
Company..........................................    70.0%     154,297       508,337       58,265
Eastgreen, Inc...................................     9.7%       8,975         6,984          (20)
International Lease Finance Corporation..........    32.8%     795,122     2,406,928      203,191
Lexington Insurance Company......................    70.0%     363,046     2,983,948     (201,773)
National Union Fire Ins. Company of La...........   100.0%       2,501         7,158        1,066
National Union Fire Ins. Company of Vt...........   100.0%      41,000        28,297       (3,147)
Pine Street Real Estate Holding Corp.............    22.1%       3,139         1,461        1,461
AIG Excess Liability Insurance Company Ltd.......   100.0%     435,454     1,437,915      189,839
United Guaranty Corporation......................    45.9%     595,622       861,190      406,634
                                                            ----------   -----------    ---------
   Total common stocks - affiliates..............            3,087,473     8,662,632      308,914
                                                            ----------   -----------    ---------
Total common and preferred stock - affiliates               $5,087,473   $10,662,632    $ 298,667
                                                            ==========   ===========    =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


                                                                          Carrying
                                                                          Value at
                                                  Ownership Actual Cost December 31,   Change in
Affiliated Investment                              Percent     2007         2007      Equity 2007
---------------------                             --------- ----------- ------------ -----------
Preferred stocks:
Everest Broadband Inc............................   100.0%  $   10,247  $    10,247  $   (4,354)
AIG Capital Corporation..........................   100.0%   2,000,000    2,000,000          --
                                                            ----------  -----------  ----------
   Total preferred stocks - affiliates...........            2,010,247    2,010,247      (4,354)
                                                            ----------  -----------  ----------
Common stocks:
21st Century Insurance Group.....................    32.0%     467,720      211,957    (165,594)
AIG Domestic Claims..............................   100.0%     118,000       73,635      73,635
AIG Lodging Opportunities, Inc...................   100.0%       1,570           --      (6,250)
AIU Insurance Company............................    32.0%     101,990      446,078      54,901
American International Realty, Inc...............    22.1%      26,456       35,346       4,472
American International Specialty Lines Insurance
Company..........................................    70.0%     154,297      450,072     148,340
Eastgreen, Inc...................................     9.4%       8,975        7,004      (2,966)(a)
Everest Broadband Inc............................    15.2%       7,629           --      (3,875)(a)
International Lease Finance Corporation..........    32.8%     793,240    2,203,737      46,549
Lexington Insurance Company......................    70.0%     258,046    3,185,721     727,569
National Union Fire Ins. Company of La...........   100.0%       2,501        6,092        (225)
National Union Fire Ins. Company of Vt...........   100.0%       1,000       31,444       4,315
Pine Street Real Estate Holding Corporation......    22.1%       3,139           --      (1,974)(a)
Starr Excess Liability Insurance Company Ltd.....   100.0%     385,453    1,248,076     298,531
United Guaranty Corporation......................    45.9%      97,833      454,556     224,087
                                                            ----------  -----------  ----------
   Total common stocks - affiliates..............            2,427,849    8,353,718   1,401,515
                                                            ----------  -----------  ----------
Total common and preferred stock - affiliates....           $4,438,096  $10,363,965  $1,397,161
                                                            ==========  ===========  ==========

(a)Balance non admitted

   The remaining equity interest in these investments, except for Everest Broadband Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   On June 30, 2008, the Company received a capital contribution of $531,613 representing AIGCIG's 52% interest in AIU Insurance Company (AIUI). The Company subsequently transferred its interest in AIUI to AIGCIG as a dividend of $858,760 and realized a gain of $213,276 on this transaction. On the same date, AIGCIG sold AIUI to AIUI Holdings LLC, a Delaware limited liability company that is wholly owned by AIG.

   On June 30, 2008, AIUI paid a dividend representing its 25% ownership interest in American International Insurance Company (AIIC) to its owners, the Company, AIG Casualty Company (AIGCas) and the Insurance Company of the State of Pennsylvania (ISOP). The dividend paid to each of AIUI's owners was based on the proportionate ownership interest of AIUI by each company. As a result of this transaction, the Company recorded a dividend of $84,000 which valued AIIC as $76,283 and $7,707 of cash, while AIGCas and ISOP each recorded

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   their proportionate share. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform.

   On various dates during 2008, the Company made additional investments in United Guaranty Corporation (UGC) totaling $497,789. The Company's ownership interest did not change.

   On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 32.0% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century, and 21st Century requested that the New York Stock Exchange delist its shares. At December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century to certain of its subsidiaries; however, the Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $226,238 to the Company's June 30, 2007 policyholder's surplus. See Note 14 for further information regarding 21st Century.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2008 and 2007, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $842,176 and $941,485, respectively.

E. American Home Assurance Company Canadian Branch Novation

   Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with AIG Commercial Insurance Company of Canada (AIGCIC) under which the existing and inforce policies of insurance issued by the Branch were novated to AIGCIC. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with Statement of Statutory Accounting Principles (SSAP) No. 25 entitled, Accounting for and Disclosures About Transactions with Affiliates and Other Related Parties, as it qualifies as an "economic transaction". The fair value of the liabilities assumed by AIGCIC were approximately $2,146,053. In connection with AIGCIC's assumption of such liabilities, the Branch transferred assets at fair value equal to the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which has been deferred and will be amortized over a 10 year period by American Home Assurance Company. In addition, a total ceding commission equal to $39,655 as well as an underwriting gain of $38,228, both of which are subject to the pooling agreement in which the Company participates, were recognized as an immediate gain by the pool participants. The Company's total gain, including $15,069 representing its share of the ceding commission, was $29,596.

   In relation to and prior to this transaction, AIG Commercial Insurance Group, Inc. (AIGCIG) contributed capital to AIGCIC in the amount of approximately $964,000. AIGCIG obtained such funding via dividends paid by the following entities:

                             Company      Dividend
                             -------      --------
                             The Company. $299,000
                             AHAC........  170,000
                             C&I.........  103,000
                             AIGCas......  103,000
                             NHIC........  167,000
                             ISOP........  122,000

   During the fourth quarter of 2008 and subsequent to the transaction, the Branch repatriated its remaining net assets of $921,000 to American Home Assurance Company. American Home Assurance Company utilized $691,000 of this repatriated amount to pay a dividend to AIGCIG of $691,000. Subsequently, AIGCIG contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


Company                                                 Capital Contribution
-------                                                 --------------------
The Company............................................       $299,000
AIGCas.................................................        103,000
NHIC...................................................        167,000
ISOP...................................................        122,000

F. Foreign Operations Restructuring

   UK Restructure & Part VII

   In 2007 the foreign property and casualty division of AIG initiated the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization and provide an enhanced regulatory and legal platform for its future growth and improve transparency and efficiency. This restructuring was completed in a series of transactions involving the corporate entity structure and other business transfer transactions. The corporate entity structure transactions effectively amended the legal ownership of the companies operating in the UK while the business transactions involved the transfer of business previously written by the UK branch of New Hampshire Insurance Company (the UK Branch) to its UK insurance company.

   Amended Corporate Structure

   In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On
   November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holdings Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

   Business Transfer

   On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in AIUOA. As detailed in
   Note 5B, AIUOA business is reflected in various insurance accounts within the Company's Statement of Admitted Assets, Liabilities and Capital & Surplus and the Statement of Income. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

   During the 2008 year there were additional contributions to UK Holdings by AIUOA and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

   For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

   Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the Company's financial statements:

                                                        Investment
                                                          in UK
                                         P VII Transfer  Holdings    Total
                                         -------------- ---------- ---------
Participation in AIUOA..................   $(404,362)    $(15,464) $(419,827)
Liabilities.............................     470,937           --    470,937
Underwriting income.....................      60,836           --     60,836
Other Income............................       3,993           --      3,993
Net Income (pre-tax)....................      92,535           --     92,535
Surplus (pre-tax).......................      66,575      (15,464)    51,110

G. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2008 and 2007 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2008 and 2007 and all capital contributions and dividends:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


                                                                    Assets Received by      Assets Transferred by
                                                                       the Company               the Company
                                                               ---------------------------- ---------------------
Date of         Explanation of                  Name of        Statement                    Statement
Transaction       Transaction                   Affiliate        Value      Description       Value   Description
-----------  ----------------------         ------------------ --------- ------------------ --------- -----------
 03/31/08          Dividend                      AIGCIG        $     --         --          $275,000    Cash
 06/30/08          Dividend         (a)(b)       AIGCIG              --         --           858,760   In kind
 06/30/08          Dividend                      AIGCIG              --         --           250,000    Cash
 06/30/08          Dividend          (b)           AIU           84,000       In kind             --     --
 09/30/08          Dividend          (a)         AIGCIG              --         --            54,465    Cash
 11/03/08          Dividend          (a)         AIGCIG              --         --           299,000    Cash
 Various           Dividend                        LEX          210,000        Cash               --     --
 Various           Dividend                 AIG Cap Corp Pref   100,000        Cash               --     --
 Various           Dividend                        AIU          128,000        Cash               --     --
 06/30/08    Capital contribution                AIGCIG          11,881       In kind             --     --
 09/30/08    Capital contribution    (b)         AIGCIG         531,613       In kind             --     --
 12/31/08    Capital contribution    (c)         AIGCIG         299,000  Cash & securities        --     --
 Various     Capital contribution    (d)         AIGCIG         416,916       In kind             --     --
 Various     Capital contribution                AIGCIG          (3,449)      In kind             --     --
 Various     Additional investment                 UGC          497,789     Investment       497,789    Cash

(a) Extraordinary dividend - Refer to Note 11

(b) Transfer and reorganization of AIUI - Refer to Note 5D

(c) The transfer of AHAC Canadian branch to AIG Commercial Insurance Company of Canada (AIGCIC) - Refer to Note 5E

(d) Capital contributions in lieu of tax sharing agreement - Refer to Note 9

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


                                                      Assets Received by    Assets Transferred by
                                                         the Company             the Company
                                                    ----------------------  ----------------------
Transaction  Explanation of Transaction  Affiliate    Value    Description    Value    Description
-----------  --------------------------- ---------  ---------- -----------  ---------- -----------
 03/30/07             Dividend            AIGCIG    $       --     --       $  500,000    Cash
 05/31/07             Dividend            AIGCIG            --     --           75,000    Cash
 09/12/07             Dividend            AIGCIG            --     --          175,000    Cash
 12/03/07             Dividend            AIGCIG            --     --          370,000    Cash
 12/03/07             Dividend             LEX         280,000    Cash              --     --
 09/30/07      Purchase of investment     AIGSL      1,009,286   Bonds       1,009,286    Cash
 12/17/07    Purchase of investment (1)    ISOP         59,000 Investment       59,000    Cash
 12/17/07    Purchase of investment (1)    AHAC         59,000 Investment       59,000    Cash
 12/31/07       Capital contribution       AIG         170,440  In kind             --     --
 08/16/07       Capital contribution       AIG          60,550  In kind             --     --
 10/24/07       Capital contribution      AIGCIG           133  In kind             --     --
 12/31/07       Capital contribution      AIGCIG             9  In kind             --     --
 12/26/06          Bond purchase          NUF VT       291,883    Bond         291,883    Cash

AIGSL:AIG Security Lending

LEX:Lexington Insurance Company

NUF VT: National Union Fire Insurance Company of Vermont

UGC:United Guaranty Coporation

(1)Purchase of AIG Domestic Claims from ISOP and AHAC

   The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2008, 2007 and 2006.

   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., AIG Global Trust Services, Limited, and AIG Domestic Claims, Inc., for data center systems, investment services, salvage and subrogation, and claims management. In connection with these services, the fees incurred by the Company to these affiliates during 2008, 2007 and 2006 are outlined in the table below:

For the years ended December 31,                     2008     2007     2006
--------------------------------                   -------- -------- --------
AIG Technology, Inc............................... $ 32,761 $ 30,148 $ 25,926
AIG Global Investment Corporation.................    6,700    7,139    5,663
AIG Global Trust Services, Limited................       --       --       65
AIG Domestic Claims, Inc..........................  268,146  257,540  237,575
                                                   -------- -------- --------
Total                                              $307,607 $294,827 $269,229
                                                   ======== ======== ========

   As of December 31, 2008 and 2007, short-term investments included amounts invested in the AIG Managed Money Market Fund of $734,525 and $91,555, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   As of December 31, 2008 and 2007, other invested assets included $612,384 and $241,558, respectively, of loans with an affiliate. The proceeds from the loans were used by the affiliate for the acquisition of life settlements.

   Federal and foreign income taxes payable to affiliates as of December 31, 2008 and 2007 amounted to $167,471 and $315,659, respectively.

   During 2008, 2007 and 2006, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions in the table that follows:

As of December 31,                                       2008    2007   2006
------------------                                      ------- ------- ----
Accounts receivable sold............................... $75,661 $56,857 $--
                                                        ------- ------- ---
Losses recorded........................................   1,945   1,694  --
                                                        ======= ======= ===

   As of December 31, 2008 and 2007, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $91,974 and $75,216, respectively, at December 31, 2008 and 2007.

As of December 31,                                         2008      2007
------------------                                      ---------- --------
Balances with pool member companies.................... $  257,373 $ 32,362
Balances with less than 0.5% of admitted assets........    177,430  233,487
                                                        ---------- --------
Receivable from parent, subsidiaries and affiliates     $  434,803 $265,849
                                                        ========== ========

Balances with pool member companies.................... $1,155,784 $104,239
Balances with less than 0.5% of admitted assets........    148,998  367,926
                                                        ---------- --------
Payable to parent, subsidiaries and affiliates          $1,304,782 $472,165
                                                        ========== ========

   The Company contributed capital of $44,800 to American International Specialty Lines Insurance Company (AISLIC) subsequent to December 31, 2007 but prior to the filing of its Annual Statement as a result of events relating to AISLIC's December 31, 2007 financial position. This capital contribution has been reflected in affiliated common stocks and payable to affiliates at December 31, 2007.

   On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with A.I. Credit Corporation (a wholly owned AIG subsidiary) whereby A.I. Credit Corporation purchased the insured's March 2006 to December 2016 receivables of $365,500 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and A.I. Credit Corporation.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

NOTE 6 - REINSURANCE

   In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

   During 2008, 2007 and 2006, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,           2008                    2007                    2006
--------------------------------  ----------------------- ----------------------- -----------------------
                                    Written     Earned      Written     Earned      Written     Earned
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums................. $ 6,346,614 $ 5,967,292 $ 5,450,523 $ 5,319,330 $ 5,405,358 $ 5,504,457
 Reinsurance premiums assumed:
    Affiliates...................  17,910,581  20,121,728  22,972,380  22,951,382  23,265,173  22,521,061
    Non-affiliates...............     301,155     503,276     528,953     493,411     420,462     478,011
                                  ----------- ----------- ----------- ----------- ----------- -----------
        Gross premiums...........  24,558,350  26,592,296  28,951,856  28,764,123  29,090,993  28,503,529
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Reinsurance premiums ceded:
    Affiliates...................  16,925,631  18,259,644  19,911,172  19,869,772  20,068,406  19,568,693
    Non-affiliates...............   1,053,565   1,067,568   1,264,103   1,227,602   1,208,740   1,233,635
                                  ----------- ----------- ----------- ----------- ----------- -----------
        Net premiums............. $ 6,579,154 $ 7,265,084 $ 7,776,581 $ 7,666,749 $ 7,813,847 $ 7,701,201
                                  =========== =========== =========== =========== =========== ===========

   The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2008 and 2007 with the return of the unearned premium reserve is as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

                           Assumed Reinsurance     Ceded Reinsurance             Net
                          ---------------------- ---------------------- ---------------------
                           Unearned               Unearned               Unearned
                           Premium    Commission  Premium    Commission  Premium   Commission
                           Reserves     Equity    Reserves     Equity    Reserves    Equity
                          ----------- ---------- ----------- ---------- ---------- ----------
December 31, 2008:
   Affiliates............ $ 9,216,633 $1,213,853 $ 8,644,760 $1,132,628 $  571,873  $ 81,225
   Non affiliates........     667,805     87,952     504,664 $   66,120    163,142    21,832
                          ----------- ---------- ----------- ---------- ----------  --------
   Totals................ $ 9,884,438 $1,301,805 $ 9,149,424 $1,198,748 $  735,015  $103,057
                          =========== ========== =========== ========== ==========  ========
December 31, 2007:
   Affiliates............ $11,427,780 $1,307,472 $ 9,978,773 $1,198,833 $1,449,007  $108,639
   Non affiliates........     869,926     99,530     518,666     62,312    351,260    37,218
                          ----------- ---------- ----------- ---------- ----------  --------
   Totals................ $12,297,706 $1,407,002 $10,497,439 $1,261,145 $1,800,267  $145,857
                          =========== ========== =========== ========== ==========  ========

As of December 31, 2008 and 2007, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                            Unearned               Reserves for
                                            Premium    Paid Losses  Losses and
                                            Reserves     and LAE       LAE
                                           ----------- ----------- ------------
December 31, 2008:
   Affiliates............................. $ 8,644,760  $288,984   $34,199,712
   Non-affiliates.........................     504,664   390,595     2,482,579
                                           -----------  --------   -----------
   Total.................................. $ 9,149,424  $679,579   $36,682,291
                                           ===========  ========   ===========
December 31, 2007:
   Affiliates............................. $ 9,978,773  $206,186   $36,527,584
   Non-affiliates.........................     518,666   426,263     2,798,160
                                           -----------  --------   -----------
   Total.................................. $10,497,439  $632,449   $39,325,744
                                           ===========  ========   ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The Company's unsecured reinsurance recoverables as of December 31, 2008 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                           NAIC Co.
Reinsurer                                                    Code     Amount
---------                                                  -------- -----------
Affilliates:
   National Union Pool....................................     --   $40,139,967
   American International Reinsurance Co. Ltd.............     --       531,655
   American International Insurance Company...............  32220       379,019
   American International Underwriters Overseas, Ltd......     --       360,438
   Transatlantic Reinsurance Company......................  19453       248,081
   New Hampshire Indemnity Company........................  23833       179,991
   AIG Global Trade and Political Risk Ins Company........  10651       133,185
   United Guaranty Insurance Company......................  11715        36,527
   Lexington Insurance....................................  19437        29,842
   American International Life Assurance Co. of NY (US)...  60607        11,077
   Hartford Steam Boiler Inspection and Insurance Co......  11452         6,995
   American Int'l Specialty Lines Ins Co..................  26883         4,176
   AIG Excess Liability Insurance Company, Ltd............  10932         4,121
   Audubon Insurance Company..............................  19933         1,067
   Other affiliates less than $1.0 million................     --         8,637
                                                            -----   -----------
Total affiliates..........................................          $42,074,778
Non-Affilliates:                                                             --
                                                                    -----------
Total affiliates and non-affiliates.......................          $42,074,778
                                                                    ===========

During 2008, 2007, and 2006, the Company reported in its Statements of Income a statutory loss of $173, $152, and $13,003, respectively, as a result of losses incurred from commutations with the following reinsurers:

Company                                                    2008 2007  2006
-------                                                    ---- ---- -------
Alea Group................................................ $ -- $ -- $ 2,567
Trenwick America..........................................   --   --   8,740
Other reinsurers less than $1.0 million...................  173  152   1,696
                                                           ---- ---- -------
Total                                                      $173 $152 $13,003
                                                           ==== ==== =======

As of December 31, 2008 and 2007, the Company had reinsurance recoverables on paid losses in dispute of $118,898 and $86,207, respectively.

In 2008, 2007 and 2006, the Company wrote-off reinsurance recoverable balances of $(5,178), $14,497 and $32,562, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed business are as follows:

2008                                          Affiliate Non-affiliate  Total
----                                          --------- ------------- --------
Premiums in course of collection............. $428,532     $6,834     $435,366
Reinsurance payable on paid loss and loss
  adjustment expenses........................  502,229      6,457      508,686

2007                                          Affiliate Non-affiliate  Total
----                                          --------- ------------- --------
Premiums in course of collection............. $245,949     $3,398     $249,347
Reinsurance payable on paid loss and loss
  adjustment expenses........................  271,917      6,662      278,579

The primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and American International Specialty Lines Insurance Company (AISLIC). As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed reinsurance due from and to, respectively, with AIIC and AISLIC are as follows:

                                               2008              2007
                                             -------- -------- -------- -------
Caption                                        AIIC    AISLIC    AIIC   AISLIC
-------                                      -------- -------- -------- -------
Premiums in course of collection............ $114,912 $170,132 $111,564 $97,823
Reinsurance payable on paid loss and loss
  adjustment expenses.......................  158,950  210,405  129,736  92,483

Effective January 1, 2008, the Personal Lines intercompany pooling agreement was amended to include four additional entities.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2008 and 2007, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                        2008                  2007
                                                --------------------  -------------------
                                                 Assumed     Ceded     Assumed     Ceded
                                                ---------  ---------  ---------  --------
Reserves transferred:
   Initial reserves............................ $ 228,366  $ 478,934  $ 228,366  $478,934
   Adjustments - prior year(s).................  (166,884)    (9,155)  (183,349)  (26,545)
   Adjustments - current year..................       (39)  (392,797)    16,465    17,390
                                                ---------  ---------  ---------  --------
       Balance as of December 31,..............    61,443     76,982     61,482   469,779
                                                ---------  ---------  ---------  --------
Paid losses recovered:
   Prior year(s)...............................    29,303    400,842     20,484   387,702
   Current year................................    24,768   (329,039)     8,818    13,140
                                                ---------  ---------  ---------  --------
   Total recovered as of December 31,..........    54,071     71,803     29,302   400,842
                                                ---------  ---------  ---------  --------
   Carried reserves as of December 31,......... $   7,372  $   5,179  $  32,180  $ 68,937
                                                =========  =========  =========  ========
Consideration paid or received:
   Initial reserves............................ $ 212,797  $ 291,795  $ 212,797  $291,795
   Adjustments - prior year(s).................  (189,875)   (14,672)  (190,016)  (15,127)
   Adjustments - current year..................        --   (214,088)       140       455
                                                ---------  ---------  ---------  --------
   Total paid as of December 31,............... $  22,922  $  63,035  $  22,921  $277,123
                                                =========  =========  =========  ========
Special surplus from retroactive reinsurance*:
   Initial surplus gain or loss realized....... $      --  $  50,201  $      --  $ 50,201
   Adjustments - prior year(s).................        --      1,873         --     2,416
   Adjustments - current year..................        --    (49,629)        --      (544)
                                                ---------  ---------  ---------  --------
   Balance as of December 31,.................. $      --  $   2,445  $      --  $ 52,073
                                                =========  =========  =========  ========

--------
* Reflects amount recorded to segregated special surplus as of January 1, 2004.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


In 2008, the Company commuted a reinsurance treaty ceded to an affiliate, American International Reinsurance Co., which incepted in 1998 and was accounted for as retroactive reinsurance. The 2008 changes to Reserves Transferred, Paid Losses Recovered, Consideration Paid or Received and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

Reserves transferred.............................. $(401,754)
Paid losses recovered.............................  (355,162)
Consideration received............................  (212,172)
Special surplus from retroactive reinsurance......   (46,592)

The Company's retroactive reinsurance reserve balances (by reinsurer) as of December 31, 2008 and 2007, are set forth in the table below:

                                                           2008           2007
                                                      -------------- ---------------
Reinsurer                                             Assumed Ceded  Assumed  Ceded
---------                                             ------- ------ ------- -------
American International Reinsurance Co................ $   --  $   -- $    -- $46,592
American International Specialty Lines Insurance Co..  2,967      --  27,735      --
PEG Reinsurance Co...................................     --      --      --  14,755
Commerce and Industry Insurance Company of Canada....  4,405      --   4,405      --
Lyndon Property Ins. Co..............................     --   1,785      --   1,206
Transatlantic........................................     --   1,380      --      --
AXA Corporation Solutions............................     --      --      --   1,429
All other reinsurers less than 1.0 million...........     --   2,014      40   4,955
                                                      ------  ------ ------- -------
   Total............................................. $7,372  $5,179 $32,180 $68,937
                                                      ======  ====== ======= =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


As of December 31, 2008 and 2007, the Company's deposit assets and liabilities were comprised of the following:

                                                              Funds      Funds
                                         Deposit    Deposit    Held      Held
                                         Assets   Liabilities Assets  Liabilities
                                         -------- ----------- ------- -----------
December 31, 2008:
   Direct............................... $     --  $101,097   $    --  $     --
   Assumed..............................       --    97,668    93,433        --
   Ceded................................  559,534        --        --   510,960
                                         --------  --------   -------  --------
   Total................................ $559,534  $198,765   $93,433  $510,960
                                         ========  ========   =======  ========

                                                               Funds      Funds
                                         Deposit    Deposit     Held      Held
                                         Assets   Liabilities  Assets  Liabilities
                                         -------- ----------- -------- -----------
December 31, 2007:
   Direct............................... $     --  $100,407   $     --  $     --
   Assumed..............................       --    99,633    104,412        --
   Ceded................................  793,216        --         --   734,590
                                         --------  --------   --------  --------
   Total................................ $793,216  $200,040   $104,412  $734,590
                                         ========  ========   ========  ========

A reconciliation of the Company's deposit assets and deposit liabilities as of December 31, 2008 and 2007 is set forth in the table below:

                                                  2008                   2007
                                         ---------------------  ---------------------
                                          Deposit     Deposit    Deposit     Deposit
                                           Assets   Liabilities   Assets   Liabilities
                                         ---------- ----------- ---------- -----------
Balance at January 1.................... $ 793,216   $ 200,040  $ 854,511   $181,868
   Deposit activity, including loss
     recoveries.........................  (264,327)         83   (112,157)    18,932
   Interest income or expense, net of
     amortization of margin.............    12,739      (1,358)    41,323       (760)
   Non-admitted asset portion...........    17,906          --      9,539         --
                                         ---------   ---------  ---------   --------
Balance at December 31.................. $ 559,534   $ 198,765  $ 793,216   $200,040
                                         =========   =========  =========   ========

                                                  2008                   2007
                                         ---------------------  ---------------------
                                         Funds Held Funds Held  Funds Held Funds Held
                                           Assets   Liabilities   Assets   Liabilities
                                         ---------- ----------- ---------- -----------
Balance at January 1.................... $ 104,412   $ 734,590  $  99,516   $742,591
   Contributions........................        --         152      4,923      1,072
   Withdrawals..........................   (10,979)   (251,335)       (27)   (57,101)
   Interest.............................        --      27,553         --     48,028
                                         ---------   ---------  ---------   --------
Balance at December 31.................. $  93,433   $ 510,960  $ 104,412   $734,590
                                         =========   =========  =========   ========

As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


As of December 31, 2008 and 2007, the deposit assets with related parties, relating primarily to reinsurance transactions with Union Excess, amounted to $570,295 and $644,985, respectively. During 2008, loss recoveries from Union Excess resulted in a decrease in deposit assets and funds held liabilities of $51,908. During 2007, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $53,404 and funds held on deposit accounting liability of $1,422.

The Company commuted deposit balances of $49,918 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $149,585 with European Reinsurance Company Ltd., resulting in a loss of $2,452. As a result of these commutations with Union Excess and European Reinsurance Company Ltd., the funds held balances declined by $49,918 and $149,585, respectively.

Note 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG and its domestic subsidiaries. The Company has a written tax sharing agreement with its Parent which was amended, effective January 1, 2008. The current and prior agreements provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have paid by the Company if it had filed a separate federal income tax return. Additionally, the amended tax sharing agreement contains the following significant modifications to the previous agreement:

   . A tax Sub Group was formed among twenty seven Commercial Insurance Group and United Guaranty Companies under AIG Property Casualty Group, Inc. The tax Sub Group will settle inter-company income taxes as if the Sub Group were filing its own consolidated income tax return. Any net liability of the Sub Group will be remitted to AIG, Inc. under a separate tax sharing agreement, and AIG, Inc. will reimburse the Sub Group for any net tax attributes utilized in the AIG, Inc. consolidated income tax return.

   . Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation
       Section 1.1502-13) of a Qualifying Transaction will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

   . As of the effective date of the agreement, AIG Property Casualty Group assumed each Sub Group members Tax Reserve in a deemed capital transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

   . The tax sharing agreement was modified to be consistent with the AIG, Inc. and Federal Reserve Bank of New York Credit Agreement (Credit Agreement). Generally, the amended agreement provides that in an asset sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

   . In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the amended tax sharing agreement, AIG Property Casualty group assumed $416,916 of tax liabilities related to pre-existing deferred inter-company gain and FIN 48 liabilities.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from affiliates. The statutory U.S. federal income tax rate is 35% at December 31, 2008.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2008 and 2007 are as follows:

As of December 31,                                                        2008        2007
------------------                                                     ----------  ----------
Gross deferred tax assets............................................. $1,105,285  $1,270,713
Gross deferred tax liabilities........................................   (143,783)   (664,295)
Non-admitted deferred tax assets in accordance with SSAP No. 10,
  income taxes........................................................   (598,055)   (235,222)
                                                                       ----------  ----------
Net admitted deferred tax assets...................................... $  363,447  $  371,196
                                                                       ==========  ==========
Change in non-admitted deferred tax assets - adjustment to December
  31, 2007 surplus.................................................... $    1,957
Change in non-admitted deferred tax assets - paid in capital..........    307,538
Change in non-admitted deferred tax assets - current year.............     55,295
                                                                       ----------
Change in non admitted deferred tax assets............................ $  364,790
                                                                       ==========

During 2008, 2007 and 2006, the Company's current federal income tax expense was comprised of the following:

For the years ended December 31,                                         2008      2007     2006
--------------------------------                                       --------  -------- --------
Income tax expense on net underwriting and net investment income...... $ 67,928  $424,726 $217,553
Federal income tax adjustment - prior years...........................  (28,151)   85,892  (43,980)
                                                                       --------  -------- --------
Current income tax expense............................................ $ 39,777  $510,618 $173,573
                                                                       ========  ======== ========
Income tax (benefits) on realized capital gains....................... $(13,526) $  3,076 $ 12,835
                                                                       ========  ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

The composition of the Company's net deferred tax assets as of December 31, 2008 and 2007, along with the changes in deferred income taxes for 2008, is set forth in the table below:

As of December 31,                                         2008        2007       Change
------------------                                      ----------  ----------  ---------
Deferred tax assets:
   Loss reserve discount............................... $  378,131  $  405,802  $ (27,671)
   Non-admitted assets.................................    144,894     230,398    (85,504)
   Unearned premium reserve............................    267,944     315,959    (48,015)
   Partnerships........................................    154,142     121,188     32,954
   Bad debt............................................    134,704     155,992    (21,288)
   Investment write downs..............................     21,285      12,161      9,124
   Other temporary differences.........................      4,185      27,256    (23,071)
                                                        ----------  ----------  ---------
       Gross deferred tax assets.......................  1,105,285   1,268,756   (163,471)
   Non-admitted deferred tax assets....................   (598,055)   (235,222)  (362,833)
   Non-admitted deferred tax assets - adjustment to
     December 31, 2007 surplus.........................         --       1,957     (1,957)
                                                        ----------  ----------  ---------
       Admitted deferred tax assets....................    507,230   1,035,491   (528,261)
                                                        ----------  ----------  ---------
Deferred tax liabilities:
   Unrealized capital gains............................    (88,452)   (310,305)   221,853
   Investments.........................................     (3,981)   (311,198)   307,217
   Depreciation........................................    (22,091)    (23,501)     1,410
   Bond discount.......................................    (11,610)     (3,550)    (8,060)
   Other temporary differences.........................    (17,649)    (15,742)    (1,907)
                                                        ----------  ----------  ---------
   Gross deferred tax liabilities......................   (143,783)   (664,296)   520,513
                                                        ----------  ----------  ---------
       Net admitted deferred tax assets................ $  363,447  $  371,195  $  (7,748)
                                                        ==========  ==========  =========
   Gross deferred tax assets........................... $1,105,285  $1,268,756  $(163,471)
   Gross deferred tax liabilities......................   (143,783)   (664,296)   520,513
                                                        ----------  ----------  ---------
   Net deferred tax assets............................. $  961,502  $  604,460  $ 357,042
                                                        ==========  ==========  =========
   Income tax effect of unrealized capital gains.......                          (221,853)
   Capital contribution as a result of new tax sharing
     agreement.........................................                          (307,538)
                                                                                ---------
   Change in net deferred income taxes.................                         $(172,349)
                                                                                =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 are as follows:

                                                             2008                   2007                   2006
                                                    ---------------------  ---------------------  ---------------------
                                                      Amount    Tax Effect   Amount    Tax Effect   Amount    Tax Effect
                                                    ----------  ---------- ----------  ---------- ----------  ----------
Net income before federal income taxes and capital
  gains taxes...................................... $1,395,995  $ 488,598  $1,798,601  $ 629,510  $1,307,263  $ 457,542
Book to tax adjustments:
   Tax exempt income...............................   (479,107)  (167,687)   (766,259)  (268,191)   (422,522)  (147,883)
   Dividends received deductions...................   (503,426)  (176,199)   (139,912)   (48,969)   (164,797)   (57,679)
   Meals and entertainment.........................      1,490        522       1,846        646       1,174        411
   Non-deductible penalties........................        803        281       1,592        557       1,620        567
   Change in non-admitted assets...................    244,297     85,504     (29,824)   (10,439)   (247,883)   (86,759)
   Federal income tax adjustments - prior year.....         --      5,332          --     80,466          --     (3,019)
   Non-taxable gains...............................   (213,276)   (74,647)         --         --          --         --
   Change in tax reserves..........................         --     27,569          --     38,078          --         --
   Other...........................................     26,651      9,327          --         --          --    (10,524)
                                                    ----------  ---------  ----------  ---------  ----------  ---------
       Total book to tax adjustments...............   (922,568)  (289,998)   (932,557)  (207,852)   (832,408)  (304,886)
                                                    ----------  ---------  ----------  ---------  ----------  ---------
Total federal taxable income and tax                $  473,427  $ 198,600  $  866,044  $ 421,658  $  474,855  $ 152,656
                                                    ==========  =========  ==========  =========  ==========  =========
Current federal income tax.........................             $  39,777              $ 510,618              $ 173,573
Income tax on net realized capital gains...........               (13,526)                 3,076                 12,835
Change in net deferred income taxes................               172,349                (92,036)               (33,752)
                                                                ---------              ---------              ---------
Total federal income tax                                        $ 198,600              $ 421,658              $ 152,656
                                                                =========              =========              =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2008 is set forth in the table below:

Current year............................ $ 67,927
                                         --------
First preceding year....................  341,131
                                         ========

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2008, 2007 and 2006. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $53,271 during 2008, $304,501 during 2007 and $764,410 during 2006.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

Year Ended December 31, 2008                                   2008     2007
----------------------------                                 --------  -------
   Gross unrecognized tax benefits at January 1............. $ 40,469  $ 5,455
   Increases in tax positions for prior years...............   63,063   35,014
   Decreases in tax positions for prior years...............     (683)      --
   Increases in tax positions for current years.............       --       --
   Lapse in statute of limitations..........................       --       --
   Settlements..............................................       --       --
                                                             --------  -------
Gross unrecognized tax benefits at December 31,              $102,849  $40,469
                                                             ========  =======

As of December 31, 2008 and 2007, the Company' unrecognized tax benefits, excluding interest and penalties, were $102,849 and $40,469, respectively. As of December 31, 2008 and 2007, the Company's unrecognized tax benefits included $34,655 and zero, respectively, related to tax positions (the disallowance of which would not affect the effective tax rate). Accordingly, as of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $68,194 and $40,469 respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2008 and 2007, the Company had accrued $9,400 and $7,445 respectively, for the payment of interest (net of the federal benefit) and penalties. For the year ended December 31, 2008, the Company recognized $1,956 of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income.

The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, although it is possible that the effect could be material to the Company's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

Major Tax Jurisdictions                                         Open Tax Years
-----------------------                                         --------------
United States..................................................  2000 - 2007

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. Pension Plan

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.

As of December 31,                                         2008        2007
------------------                                      ----------  ----------
Fair value of plan assets.............................. $2,723,034  $3,004,869
Less projected benefit obligation......................  3,378,510   2,719,971
Funded status.......................................... $ (655,476) $  284,898

   The Company's share of net expense for the qualified pension plan was to $7,149, $5,279 and $9,500 for the years ended December 31, 2008, 2007 and
   2006, respectively. The allocation from the holding company is based on payroll for the Company.

   In March 2009, AIG contributed approximately $420,000 to the AIG US retirement plan.

B. Postretirement Benefit Plans

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age
   65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
   (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences, as of December 31, 2008 and 2007 were $198,015 and $190,417, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $280, $328 and $300 for the years ended December 31, 2008, 2007 and 2006, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2008, 2007 and 2006 are set forth in the table below:

As of December 31,                                  2008              2007              2006
------------------                            ----------------- ----------------- -----------------
Discount rate................................       6.50%             6.50%             6.00%
Rate of compensation increase (average)......       4.25%             4.25%             4.25%
Measurement date............................. December 31, 2008 December 31, 2007 December 31, 2006
Medical cost trend rate......................        N/A               N/A               N/A

C. Stock Options and Deferred Compensation Plan

   Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2008, 2007 and 2006, AIG allocated $19,161, $14,808 and $6,588, respectively, of these stock options and certain other deferred compensation programs to the Company.

D. Post-employment Benefits and Compensated Absences

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E. Impact of Medicare Modernization Act on Post Retirement Benefits

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2008 is $3,600.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. Capital and Surplus

   The portion of unassigned surplus as of December 31, 2008 and 2007 represented by each item below is as follows:

                                                           2008        2007
                                                       -----------  ----------
Unrealized gains and losses........................... $ 5,805,880  $6,793,943
Non-admitted asset values............................. $(1,188,887) $ (983,843)
Provision for reinsurance............................. $  (100,847) $ (121,714)

   In calculating the provision for reinsurance as of December 31, 2008, Management utilized collateral including assets in trust provided by its Ultimate Parent of $431,823. The use of these assets was approved by the domiciliary regulator.

   During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $170,440 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B. Risk-Based Capital Requirements

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2008 reporting period.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


C. Dividend Restrictions

   Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus as of December 31, 2008, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2008, the maximum dividend payments, which may be made without prior approval during 2009, is approximately $1,369,744.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   During 2008, the Company paid $1,737,225 in dividends to AIGCIG which included $1,212,225 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the Commonwealth of Pennsylvania. Refer to Note 5F for additional information.

NOTE 12 - CONTINGENCIES

A. Legal Proceedings

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and AISLIC, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

   After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that is scheduled to lead to a hearing on class certification in March 2010.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties intend to file a motion to remand the case.

   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. Consideration of that transfer motion has been stayed until the Court rules on the AIG Parties' motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal. That motion has been fully briefed and is pending before the Court. Should the Court deny that motion, the AIG Parties intend to file a motion to remand the case and intend to oppose the transfer of the New Jersey action.

   The AIG Parties believe that RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss AIG's counterclaims; granting the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. The allegations in the third-party counterclaims are substantially similar to those filed by the NWCRP, but also seek damages for additional residual market assessments that company allegedly had to pay in non-NWCRP states, to guaranty funds and for special assessments. On
   April 16, 2009, the Court ordered that all third-party defendants must assert any third-party counterclaims by April 30, 2009. The case is otherwise stayed until June 10, 2009, pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction.

   On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint is styled as an "alternative complaint," should the court grant AIG's motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On April 9, 2009, the Court stayed the case pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction in the NWCRP lawsuit.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and AIG filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted AIG's motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted AIG's motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted AIG's motion to strike certain allegations from the complaint. Limited discovery is now proceeding on the remaining claims.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

   The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

   The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

   A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although one case - now settled - in Florida state court and two cases currently pending in Texas and New Jersey state courts have proceeded. Discovery has recently commenced in the case pending in New Jersey state court. In the Texas case, at a hearing completed on April 3, 2009, the court sustained defendants' Special Exceptions, and granted plaintiff 60 days to replead. AIG has also recently settled several of the various federal and state court actions alleging claims similar to those in the multi-district litigation.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On
   June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

   The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

   The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2008, 2007 and 2006, gross and net of reinsurance credits, are as follows:

                                                             Asbestos Losses               Environmental Losses
                                                   ----------------------------------  ----------------------------
                                                      2008        2007        2006       2008      2007      2006
                                                   ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year.......... $1,037,645  $1,159,145  $1,148,049  $144,753  $188,294  $304,714
   Incurred losses and LAE........................    103,898      36,688     168,760   (14,424)     (494)  (80,032)
   Calendar year paid losses and LAE..............   (185,968)   (158,189)   (157,664)  (19,021)  (43,047)  (36,388)
                                                   ----------  ----------  ----------  --------  --------  --------
Loss and LAE Reserves, end of year                 $  955,575  $1,037,644  $1,159,145  $111,308  $144,753  $188,294
                                                   ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year.......... $   94,635  $  102,751  $  102,810  $  6,262  $  5,223  $  6,926
   Incurred losses and LAE........................     13,277       5,447      15,128      (776)    1,463    (1,543)
   Calendar year paid losses and LAE..............    (16,740)    (13,563)    (15,187)     (128)     (424)     (160)
                                                   ----------  ----------  ----------  --------  --------  --------
Loss and LAE reserves, end of year                 $   91,172  $   94,635  $  102,751  $  5,358  $  6,262  $  5,223
                                                   ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year.......... $  489,872  $  562,722  $  547,037  $ 75,608  $ 97,333  $142,476
   Incurred losses and LAE........................     29,204      10,719      88,346        34     1,785   (23,564)
   Calendar year paid losses and LAE..............    (81,242)    (83,569)    (72,661)   14,791   (23,510)  (21,579)
                                                   ----------  ----------  ----------  --------  --------  --------
Loss and LAE reserves, end of year                 $  437,834  $  489,872  $  562,722  $ 90,433  $ 75,608  $ 97,333
                                                   ==========  ==========  ==========  ========  ========  ========

   The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                        Asbestos Losses        Environmental Losses
                                                   -------------------------- -----------------------
                                                     2008     2007     2006    2008    2007    2006
                                                   -------- -------- -------- ------- ------- -------
Direct basis...................................... $553,517 $653,522 $777,367 $41,812 $59,210 $74,353
Assumed reinsurance basis.........................   39,647   47,441   65,323     102   1,257     648
Net of ceded reinsurance basis....................  251,965  331,405  399,766  20,141  27,383  39,609

   The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                       Asbestos Losses      Environmental Losses
                                                   ----------------------- -----------------------
                                                    2008    2007    2006    2008    2007    2006
                                                   ------- ------- ------- ------- ------- -------
Direct basis...................................... $61,469 $72,614 $86,374 $17,919 $25,376 $31,866
Assumed reinsurance basis.........................   7,520   6,935   7,258     115     370     278
Net of ceded reinsurance basis....................  31,111  36,486  44,418   8,703  11,567  16,975

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2008 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $91,142, $42,333 and $42,200 in 2008, 2007 and 2006,
   respectively.

   At January 1, 2009, the minimum aggregate annual rental commitments are as follows:

   2009............................................................. $ 95,358
   2010.............................................................  100,871
   2011.............................................................  100,967
   2012.............................................................  102,304
   2013.............................................................   88,469
   Thereafter.......................................................  460,387
                                                                     --------
   Total minimum lease payments..................................... $948,356
                                                                     ========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

D. Other Contingencies

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2008, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements; the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2008, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $897,711 and included unrecorded loss contingencies of $871,999.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   As part of its private equity portfolio investment, as of December 31, 2008 the Company may be called upon for an additional capital investment of up to $408,533. The Company expects only a small portion of this additional capital will be called upon during 2009.

   The Company has committed to provide (Pounds)50,000 in capital to a Lloyd's Syndicate. The Company accrued a loss of $21,349 at December 31, 2008.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

   The Company underwrites a significant concentration of its direct business with brokers.

   The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2008, 2007 and 2006, policyholder dividends amounted to $360, $130 and $1,419, respectively, and were reported as Other Income in the accompanying statements of income.

   As of December 31, 2008 and 2007, other admitted assets as reported in the accompanying statements of Admitted assets were comprised of the following balances:

Other Admitted Assets                                      2008       2007
---------------------                                   ---------  ---------
Accrued recoverables and other assets.................. $ 122,345  $  16,717
Allowance for doubtful accounts........................  (375,946)  (414,096)
Guaranty funds receivable or on deposit................    19,086     19,495
Loss funds on deposit..................................    60,882    101,440
Outstanding loss drafts - suspense accounts............   332,286    454,210
Retroactive reinsurance recoverable....................     6,583     14,159
                                                        ---------  ---------
   Total other admitted assets......................... $ 165,236  $ 191,925
                                                        =========  =========

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2008 and 2007, the Company's liability for insolvency assessments amounted to $54,318 and $41,195, respectively, with related assets for premium tax credits of $19,086 and $19,495, respectively. Of the amount accrued, the Company expects to pay approximately $35,231 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $11,891 of premium tax offset credits and the associated liability in years two through five. The remaining $7,195 will be realized between years five and ten.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2008 and 2007, the Company had established an allowance for doubtful accounts of $375,946 and $414,096, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2008, 2007 and 2006, the Company recorded $50,530, $94,880 and $52,526, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statement of Income.

As of December 31, 2008 and 2007, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other Liabilities                                              2008     2007
-----------------                                            -------- --------
Accrued retrospective premiums.............................. $ 59,542 $ 43,897
Amounts withheld or retained by company for account of
  others....................................................    5,957   14,947
Deferred commission earnings................................   11,667   12,550
Loss clearing...............................................    8,019   16,177
Remittances and items not allocated.........................   31,821   41,289
Retroactive reinsurance payable.............................    7,255   17,205
Other liabilities, includes suspense accounts, experience
  account balances and certain accruals.....................   90,290  225,941
                                                             -------- --------
   Total other liabilities.................................. $214,551 $372,006
                                                             ======== ========

Events Occurring at the AIG Level

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York (NY Fed). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to
(i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS

On January 30, 2009, the Company acquired junior and senior notes of $235,000 and $1,562,000 respectively from Fieldstone Securitization I LLC, a wholly-owned subsidiary of LSP Holdings LLC. LSP Holdings LLC is an affiliate of the Company and a wholly-owned subsidiary of AIG Commercial Insurance Group, Inc. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The junior and senior notes, which will be classified as bonds, have a maturity date of January 23, 2039 and have stated interest rates of 8.50% and 5.85%, respectively and have been rated by A.M Best. The Department has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes.

In connection with the issuance of the notes, AIG LS Holdings LLC, a wholly-owned subsidiary of LSP Holdings LLC, used a portion of the proceeds to repay $401,396 to the Company in connection with an existing liquidity facility between the two parties

In February 2009, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2008 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. Effective upon the date of filing of the Company's 2008 Annual Statement with its

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2007 surplus position.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

On March 2, 2009, AIG also announced its intent to form a General Insurance holding Company including its Commercial Insurance Group (including the Company), Foreign General unit, and other property and casualty operations, to be called AIU Holdings, Inc., with a board of directors, management team, and brand distinct from AIG. The establishment of AIU Holdings, Inc. will assist AIG in preparing for the potential sale of a minority stake in the business.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date.

On April 16, 2009, AIG announced an agreement to sell 21st Century Insurance Group, AIG's U.S. personal auto insurance business, to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group. The transaction, which will include the sale of AHAC's equity interests in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., is subject to satisfaction of certain closing conditions, including applicable regulatory approvals. The 21st Century Insurance Group has a carrying value of $211,957 at December 31, 2008.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase,

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

On April 21, 2009, AIG announced its intent to enter into a transaction pursuant to which AIG will contribute AIU Holdings, LLC and AIU Holdings, Inc., the parent company of National Union, to a newly-formed special purpose vehicle
(SPV). AIG will receive preferred and common interests in the SPV in exchange for the contributions. AIG also announced its intent to acquire from National Union its equity interests in International Lease Finance Corporation and United Guaranty Corporation. These transactions are intended to further separate AIG's property casualty operations from AIG and are being taken in preparation for the potential sale of a minority stake in the business.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of AIG management's plans (including those disclosed in Note 14) could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, it is not expected to have a significant impact on the Company's ability to continue as a going concern.

                                    PART C

                               OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements.

      The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

      (1) Audited Financial Statements of Variable Account I of AIG Life Insurance Company for the year ended December 31, 2008 are included in Part B of the registration statement.

      (2) Audited Financial Statements of AIG Life Insurance Company for the years ended December 31, 2008, 2007 (restated) and 2006 (restated) are included in Part B of the registration statement.

      (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2008 are included in Part B of the registration statement.

(b)   Exhibits.

      (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

      (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (4)

      (2)    N/A

      (3)(a) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (5)

      (4)(a) Form of Single Premium Immediate Variable Annuity
             Nonparticipating Contract, Form No. 16IVIA0403. (7)

      (4)(b)      Form of Endorsement - Partial Withdrawal, Form No.
                  14IVPW0403. (7)

      (4)(c) Form of Endorsement Cancellation Option, Form No. 16IVCO0403-Rev(11/05). (16)

      (5)(a) Form of Variable Immediate Annuity Application, Form No. 14IVIA0403 rev 041906. (14)

      (6)(a) Certificate of Incorporation of AIG Life Insurance Company, dated December 31, 1991. (2)

      (6)(b) Restated Certificate of Incorporation of AIG Life Insurance Company, dated December 31, 1991. (2)

      (6)(c) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (5)

      (6)(d) By-Laws of AIG Life Insurance Company, restated as of April 27, 2005. (11)

      (6)(e) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (9)

      (7) Reinsurance Agreement between AIG Life Insurance Company and AXA Corporate Solutions Life Reinsurance Company. (18)

      (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company. (5)

      (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (5)

      (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement
                  dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (5)

      (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (5)

      (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, effective January 1, 2002. (5)

      (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (9)

      (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement
                  dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (10)

      (8)(b)(i) Form of Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001. (3)

      (8)(b)(ii) Form of Addendum to Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. (6)

      (8)(c)(i) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (6)

      (8)(d) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (18)

      (8)(e) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (11)

      (8)(f) AIG Support Agreement between AIG Life Insurance Company and American International Group, Inc. (11)

      (8)(g) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (17)

      (9)(a)      Opinion and Consent of Lauren W. Jones, Esq., Deputy
                  General Counsel of American General Life Companies, LLC. (8)

      (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (12)

      (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa.
                  (12)

      (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

      (11)    N/A

      (12)    N/A

      (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (13)

      (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by John Quinlan Doyle, Director and President, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (15)

      (13)(c) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (19)
--------
(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90684) of Variable Account II of AIG Life Insurance Company filed on October 27, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 25, 2003.

(7) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on June 2, 2003.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on September 15, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(10) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(11) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(12) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on October 25, 2005.

(13) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on March 24, 2006.

(14) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on May 1, 2006.

(15) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on June 22, 2006.

(16) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on July 13, 2006.

(17) Incorporated by reference to Post-Effective Amendment No. 19 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on December 12, 2006.

(18) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(19) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 30, 2008.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL      POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS        AIG LIFE INSURANCE COMPANY
------------------      ------------------------------------------------------
Rodney O. Martin, Jr.   Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff     Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong      Director, President - AIG Benefit Solutions Profit
3600 Route 66           Center and Chief Executive Officer - AIG Benefit
Neptune, NJ 07754-1580  Solutions Profit Center

Mary Jane B. Fortin     Director, Senior Executive Vice President, Chief
2929 Allen Parkway      Financial Officer and Chief Administrative Officer
Houston, TX 77019

Richard A. Hollar       Director, President - Life Profit Center and Chief
2929 Allen Parkway      Executive Officer - Life Profit Center
Houston, TX 77019

Royce G. Imhoff, II     Director, President - Independent Distribution
2929 Allen Parkway
Houston, TX 77019

David W. O'Leary        Director, President - Specialty Markets Group and
2929 Allen Parkway      Chief Executive Officer - Specialty Markets Group
Houston, TX 77019

Gary D. Reddick         Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AIG LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Christopher J. Swift      Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley          Director, President - AIG Benefit Solutions Profit
2929 Allen Parkway        Center, Chief Executive Officer - AIG Benefit
Houston, TX 77019         Solutions Profit Center and Chairman AIG Benefit
                          Solutions Profit Center

Matthew Winter            Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman             President - Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Dennis Roberts            President - Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard D. Schuettner     President - AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton               President - Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele          President - Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don Ward                  President - Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson        Executive Vice President and Chief Information
2929 Allen Parkway        Officer
Houston, TX 77019

Rodney N. Hook            Executive Vice President - AIG Benefit Solutions
3600 Route 66             Profit Center and Chief Risk Officer - AIG Benefit
Neptune, NJ 07754         Solutions Profit Center

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS         AIG LIFE INSURANCE COMPANY
------------------       -----------------------------------------------------
Kyle L. Jennings         Executive Vice President, General Counsel and
2929 Allen Parkway       Secretary
Houston, TX 77019

Patricia H. Miller       Executive Vice President - Human Resources
2929 Allen Parkway
Houston, TX 77019

Gary Parker              Executive Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX 77019

Dan E. Trudan            Executive Vice President and Chief Operations Officer
2929 Allen Parkway
Houston, TX 77019

Steven D. Anderson       Senior Vice President - Life Profit Center and Chief
2929 Allen Parkway       Financial Officer - Life Profit Center
Houston, TX 77019

Erik A. Baden            Senior Vice President - Strategic Marketing and
2929 Allen Parkway       Business Development
Houston, TX 77019

Wayne A. Barnard         Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein      Senior Vice President and Chief and Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi         Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

J. Thomas Burkhard, Jr.  Senior Vice President and Chief Operating Officer -
2727 Allen Parkway       Life Profit Center
Houston, TX 77019

Don Cummings             Senior Vice President and Chief Accounting Officer
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AIG LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Donna F. Fahey            Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

James A. Galli            Senior Vice President and Chief Business Development
70 Pine Street            Officer
New York, NY 10270

Robert M. Goldbloom       Senior Vice President - Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding      Senior Vice President
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.    Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Althea R. Johnson         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy           Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frank A. Kophamel         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy           Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL      POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS        AIG LIFE INSURANCE COMPANY
------------------      ------------------------------------------------------
Kent D. Major           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien     Senior Vice President, Chief Marketing Officer -
2929 Allen Parkway      Independent Agency Group
Houston, TX 77019

Barry Pelletteri        Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frederic R. Yopps       Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Chris Ayers             Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon         Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel          Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski     Vice President
3600 Route 66
Neptune, NJ 07754-1580

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AIG LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Michael B. Boesen         Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden         Vice President , Chief Compliance Officer and Deputy
2727-A Allen Parkway      General Counsel
Houston, TX 77019

David R. Brady            Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman      Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

James B. Brown            Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield      Vice President
3600 Route 66
Neptune, NJ 07754

Valerie A. Childrey       Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs            Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi          Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia           Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack        Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS           AIG LIFE INSURANCE COMPANY
------------------         -------------------------------------------------
Douglas M. Donnenfield     Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan         Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi        Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Frederick J. Garland, Jr.  Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace               Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette        Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer       Vice President
3051 Hollis Drive
Springfield, IL 62704

Daniel J. Gutenberger      Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Joel H. Hammer             Vice President
70 Pine Street
New York, NY 10270

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AIG LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
D. Leigh Harrington       Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig            Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Donald E. Huffner         Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Walter P. Irby            Vice President and Chief Financial Officer -
2929 Allen Parkway        Specialty Markets Group
Houston, TX 77019

Karen M. Isaacs           Vice President
3600 Route 66
Neptune, NJ 07754

Robert J. Ley             Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett      Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash           Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask             Vice President, Real Estate Investment Officer and
2929 Allen Parkway        Assistant Secretary
Houston, TX 77019

Melvin C. McFall          Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland      Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS           AIG LIFE INSURANCE COMPANY
------------------         ---------------------------------------------------
Beverly A. Meyer           Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael         Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio              Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller           Vice President
3051 Hollis Drive
Springfield, IL 62704

Michael R. Murphy          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Carl T. Nichols            Vice President and Medical Director
205 E. 10th Avenue
Amarillo, TX 79101

Deanna Osmonson            Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.       Vice President, Real Estate Investment Officer and
2929 Allen Parkway         Assistant Secretary
Houston, TX 77019

Lori J. Payne              Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival          Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel           Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

NAME AND PRINCIPAL      POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS        AIG LIFE INSURANCE COMPANY
------------------      ------------------------------------------------------
Terri Robbins           Vice President
175 Water Street
New York, NY 10038

Walter J. Rudecki, Jr.  Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben      Vice President
3051 Hollis Drive
Springfield, IL 62704

Michael Sibley          Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith             Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires          Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart            Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton     Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba       Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh         Vice President
3600 Route 66
Neptune, NJ 07754

Christian D. Weiss      Vice President
3051 Hollis Drive
Springfield, IL 62704

NAME AND PRINCIPAL  POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS    AIG LIFE INSURANCE COMPANY
------------------  ------------------------------------------------------

Ronald J. Williams  Vice President
3600 Route 66
Neptune, NJ 07754

Lauren W. Jones     Chief Counsel - Product Development and Assistant
2929 Allen Parkway  Secretary
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file
Number 001-08787, accession number 0000950123-09-0037734, filed March 2, 2009.

                              SUBSIDIARIES OF AIG

                                                                              PERCENTAGE
                                                                              OF VOTING
                                                                              SECURITIES
                                                             JURISDICTION OF   HELD BY
                                                             INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                        ORGANIZATION   PARENT/(1)/
-----------------------                                      ---------------- ----------
American International Group, Inc./(2)/                            Delaware          /(3)/
  AIG Capital Corporation                                          Delaware       100
   AIG Capital India Private Limited                                  India     99.99/(4)/
     AIG Global Asset Management Company (India)
       Private Limited                                                India        99/(5)/
   AIG Consumer Finance Group, Inc.                                Delaware       100
     AIG Bank Polska S.A.                                            Poland     99.92
     AIG Credit S.A.                                                 Poland       100
     Compania Financiera Argentina S.A.                           Argentina       100
   AIG Credit Corp.                                                Delaware       100
     A.I. Credit Consumer Discount Company                     Pennsylvania       100
     A.I. Credit Corp.                                        New Hampshire       100
     AICCO, Inc.                                                   Delaware       100
     AICCO, Inc.                                                 California       100
     AIG Credit Corp. of Canada                                      Canada       100
     Imperial Premium Funding, Inc.                                Delaware       100
   AIG Equipment Finance Holdings, Inc.                            Delaware       100
     AIG Commercial Equipment Finance, Inc.                        Delaware       100
       AIG Commercial Equipment Finance Company, Canada              Canada       100
     AIG Rail Services, Inc.                                       Delaware       100
   AIG Finance Holdings, Inc.                                      New York       100
     AIG Finance (Hong Kong) Limited                              Hong Kong       100
   AIG Global Asset Management Holdings Corp.                      Delaware       100
     AIG Asset Management Services, Inc.                           Delaware       100

                              SUBSIDIARIES OF AIG

                                                                                     PERCENTAGE
                                                                                     OF VOTING
                                                                                     SECURITIES
                                                                    JURISDICTION OF   HELD BY
                                                                    INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                               ORGANIZATION   PARENT/(1)/
-----------------------                                             ---------------- ----------
       AIG Capital Partners, Inc.                                        Delaware        100
       AIG Equity Sales Corp.                                            New York        100
       AIG Global Investment Corp.                                     New Jersey        100
       AIG Global Real Estate Investment Corp.                           Delaware        100
       AIG Securities Lending Corp.                                      Delaware        100
       Brazos Capital Management, L.P.                                   Delaware        100
     American General Finance, Inc.                                       Indiana        100
       American General Auto Finance, Inc.                               Delaware        100
       American General Finance Corporation                               Indiana        100
         Merit Life Insurance Co.                                         Indiana        100
         MorEquity, Inc.                                                   Nevada        100
          Wilmington Finance, Inc.                                       Delaware        100
         Ocean Finance and Mortgages Limited                              England        100
         Yosemite Insurance Company                                       Indiana        100
          CommoLoCo, Inc.                                             Puerto Rico        100
       American General Financial Services of Alabama, Inc.              Delaware        100
     International Lease Finance Corporation                           California      67.23/(6)/
   AIG Federal Savings Bank                                                   USA        100
   AIG Financial Advisor Services, Inc.                                  Delaware        100
     AIG Global Investment (Luxembourg) S.A.                           Luxembourg        100
   AIG Financial Products Corp.                                          Delaware        100
     AIG Matched Funding Corp.                                           Delaware        100
     Banque AIG S.A.                                                       France         90/(7)/
   AIG Funding, Inc.                                                     Delaware        100
   AIG Global Trade & Political Risk Insurance Company                 New Jersey        100
   AIG Israel Insurance Company Ltd.                                       Israel      50.01
   AIG Kazakhstan Insurance Company                                    Kazakhstan         60
   AIG Life Holdings (International) LLC                                 Delaware        100
     AIG Star Life Insurance Co., Ltd.                                      Japan        100
     American International Reinsurance Company, Ltd.                     Bermuda        100
       AIG Edison Life Insurance Company                                    Japan         90/(8)/
       American International Assurance Company, Limited                Hong Kong        100
       American International Assurance Company (Australia)
         Limited                                                        Australia        100
       American International Assurance Company (Bermuda)
         Limited                                                          Bermuda        100
         AIG Life Insurance (Vietnam) Company Limited                     Vietnam        100
         Tata AIG Life Insurance Company Limited                            India         26
       Nan Shan Life Insurance Company, Limited                            Taiwan      97.57
   AIG Life Holdings (US), Inc.                                             Texas        100
     AGC Life Insurance Company                                          Missouri        100
       AIG Annuity Insurance Company                                        Texas        100
       AIG Life Holdings (Canada), ULC                                     Canada        100
         AIG Assurance Canada                                              Canada        100
         AIG Life Insurance Company of Canada*                             Canada        100
       AIG Life Insurance Company                                        Delaware        100
       AIG Life of Bermuda, Ltd.                                          Bermuda        100
       American General Bancassurance Services, Inc.                     Illinois        100
       American General Life and Accident Insurance Company             Tennessee        100
         Volunteer Vermont Holdings, LLC                                  Vermont        100
       American General Life Insurance Company                              Texas        100

                              SUBSIDIARIES OF AIG

                                                                                            PERCENTAGE
                                                                                            OF VOTING
                                                                                            SECURITIES
                                                                           JURISDICTION OF   HELD BY
                                                                           INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                      ORGANIZATION   PARENT/(1)/
-----------------------                                                    ---------------- ----------
         AIG Enterprise Services, LLC                                            Delaware       100
         American General Annuity Service Corporation                               Texas       100
         American General Life Companies, LLC                                    Delaware       100
         The Variable Annuity Life Insurance Company                                Texas       100
          AIG Retirement Services Company                                           Texas       100
       American General Property Insurance Company                              Tennessee       100
         American General Property Insurance Company of Florida                   Florida       100
       American International Life Assurance Company of New York                 New York       100
       The United States Life Insurance Company in the City of
         New York                                                                New York       100
     American General Assurance Company                                          Illinois       100
       American General Indemnity Company                                        Illinois       100
     American General Investment Management Corporation                          Delaware       100
     American General Realty Investment Corporation                                 Texas       100
     Knickerbocker Corporation                                                      Texas       100
   AIG Life Insurance Company (Switzerland) Ltd.                              Switzerland       100
   AIG Liquidity Corp.                                                           Delaware       100
   AIG Privat Bank AG*                                                        Switzerland       100
   AIG Property Casualty Group, Inc.                                             Delaware       100
     AIG Commercial Insurance Group, Inc.                                        Delaware       100
       AIG Aviation, Inc.                                                         Georgia       100
       AIG Casualty Company                                                  Pennsylvania       100
       AIG Commercial Insurance Agency, Inc.                                   New Jersey       100
       AIG Commercial Insurance Company of Canada                                  Canada       100
       AIG Risk Management, Inc.                                                 New York       100
       American Home Assurance Company                                           New York       100
         AIG General Insurance (Malaysia) Berhad                                 Malaysia       100
         AIG Hawaii Insurance Company, Inc.                                        Hawaii       100
          American Pacific Insurance Company, Inc.                                 Hawaii       100
         American International Realty Corp.                                     Delaware      31.5/(9)/
         Pine Street Real Estate Holdings Corp.                             New Hampshire     31.47/(10)/
         Transatlantic Holdings, Inc.                                            Delaware     33.24/(11)/
          Transatlantic Reinsurance Company                                      New York       100
            Putnam Reinsurance Company                                           New York       100
            Trans Re Zurich                                                   Switzerland       100
         Audubon Insurance Company                                              Louisiana       100
          Agency Management Corporation                                         Louisiana       100
            The Gulf Agency, Inc.                                                 Alabama       100
         Audubon Indemnity Company                                            Mississippi       100
       Commerce and Industry Insurance Company                                   New York       100
         American International Insurance Company                                New York        75/(12)/
          AIG Advantage Insurance Company                                       Minnesota       100
          American International Insurance Company of
            California, Inc.                                                   California       100
          American International Insurance Company of New Jersey               New Jersey       100
       The Insurance Company of the State of Pennsylvania                    Pennsylvania       100
       Landmark Insurance Company                                              California       100
       National Union Fire Insurance Company of Pittsburgh, Pa               Pennsylvania       100
         AIG Domestic Claims, Inc.                                               Delaware       100
         AIG Excess Liability Insurance Company Ltd.                             Delaware       100
          AIG Excess Liability Insurance International Limited                    Ireland       100

                              SUBSIDIARIES OF AIG

                                                                                              PERCENTAGE
                                                                                              OF VOTING
                                                                                              SECURITIES
                                                                             JURISDICTION OF   HELD BY
                                                                             INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                        ORGANIZATION   PARENT/(1)/
-----------------------                                                      ---------------- ----------
         American International Specialty Lines Insurance Company                   Illinois       70/(13)/
         Lexington Insurance Company                                                Delaware       70/(14)/
          AIG Centennial Insurance Company                                      Pennsylvania      100
            AIG Auto Insurance Company of New Jersey                              New Jersey      100
            AIG Preferred Insurance Company                                     Pennsylvania      100
            AIG Premier Insurance Company                                       Pennsylvania      100
              AIG Indemnity Insurance Company                                   Pennsylvania      100
          JI Accident & Fire Insurance Company, Ltd.                                   Japan       50
         National Union Fire Insurance Company of Louisiana                        Louisiana      100
         National Union Fire Insurance Company of Vermont                            Vermont      100
         21st Century Insurance Group                                               Delaware       32/(15)/
          21st Century Casualty Company                                           California      100
          21st Century Insurance Company                                          California      100
          21st Century Insurance Company of the Southwest                              Texas      100
         United Guaranty Corporation                                          North Carolina    45.88/(16)/
          A.I.G. Mortgage Holdings Israel, Ltd.                                       Israel      100
            E.M.I. - Ezer Mortgage Insurance Company Ltd.                             Israel      100
         AIG United Guaranty Agenzia di Assicurazione S.R.L                            Italy      100
         AIG United Guaranty Insurance (Asia) Limited                              Hong Kong      100
         AIG United Guaranty Mexico, S.A.                                             Mexico      100
         AIG United Guaranty Mortgage Insurance Company Canada                        Canada      100
         AIG United Guaranty Re Limited                                              Ireland      100
         United Guaranty Insurance Company                                    North Carolina      100
         United Guaranty Mortgage Insurance Company                           North Carolina      100
         United Guaranty Mortgage Insurance Company of North
          Carolina                                                            North Carolina      100
         United Guaranty Partners Insurance Company                                  Vermont      100
         United Guaranty Residential Insurance Company                        North Carolina    75.03/(17)/
          United Guaranty Credit Insurance Company                            North Carolina      100
          United Guaranty Commercial Insurance Company of North
            Carolina                                                          North Carolina      100
          United Guaranty Mortgage Indemnity Company                          North Carolina      100
         United Guaranty Residential Insurance Company of North
          Carolina                                                            North Carolina      100
         United Guaranty Services, Inc.                                       North Carolina      100
       New Hampshire Insurance Company                                          Pennsylvania      100
         American International Pacific Insurance Company                           Colorado      100
         American International South Insurance Company                         Pennsylvania      100
         Granite State Insurance Company                                        Pennsylvania      100
         Illinois National Insurance Co.                                            Illinois      100
         New Hampshire Indemnity Company, Inc.                                  Pennsylvania      100
          AIG National Insurance Company, Inc.                                      New York      100
         New Hampshire Insurance Services, Inc.                                New Hampshire      100
       Risk Specialists Companies, Inc.                                             Delaware      100
     AIG Marketing, Inc.                                                            Delaware      100
     American International Insurance Company of Delaware                           Delaware      100
     Hawaii Insurance Consultants, Ltd.                                               Hawaii      100
     HSB Group, Inc.*                                                               Delaware      100
       The Hartford Steam Boiler Inspection and Insurance Company                Connecticut      100
         The Hartford Steam Boiler Inspection and Insurance
          Company of Connecticut                                                 Connecticut      100
          HSB Engineering Insurance Limited                                          England      100
            The Boiler Inspection and Insurance Company of Canada                     Canada      100

                              SUBSIDIARIES OF AIG

                                                                                          PERCENTAGE
                                                                                          OF VOTING
                                                                                          SECURITIES
                                                                         JURISDICTION OF   HELD BY
                                                                         INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                    ORGANIZATION   PARENT/(1)/
-----------------------                                                  ---------------- ----------
  AIG Retirement Services, Inc.                                                 Delaware      100
   SunAmerica Life Insurance Company                                             Arizona      100
       AIG SunAmerica Life Assurance Company                                     Arizona      100
         AIG SunAmerica Asset Management Corp.                                  Delaware      100
          SunAmerica Capital Services, Inc.                                     Delaware      100
     SunAmerica Investments, Inc.                                                Georgia      100
       AIG Advisor Group, Inc.                                                  Maryland      100
         SagePoint Financial Advisors, Inc.                                     Delaware      100
         Advantage Capital Corporation                                          New York      100
         American General Securities Incorporated                                  Texas      100
         Financial Service Corporation                                          Delaware      100
          FSC Securities Corporation                                            Delaware      100
         Royal Alliance Associates, Inc.                                        Delaware      100
       First SunAmerica Life Insurance Company                                  New York      100
  AIG Global Services, Inc.                                                New Hampshire      100
  AIG Trading Group Inc.                                                        Delaware      100
   AIG International Inc.                                                       Delaware      100
  AIU Holdings LLC                                                              Delaware      100
   AIG Central Europe & CIS Insurance Holdings Corporation                      Delaware      100
     AIG Bulgaria Insurance Company EAD                                         Bulgaria      100
     AIG Czech Republic pojistovna, a.s                                   Czech Republic      100
   AIG Egypt Insurance Company S.A.E.                                              Egypt    94.98
   AIG Memsa Holdings, Inc.                                                     Delaware      100
     AIG Hayleys Investment Holdings (Private) Ltd.                            Sri Lanka       80
       Hayleys AIG Insurance Company Limited                                   Sri Lanka      100
     AIG Iraq, Inc.                                                             Delaware      100
     AIG Lebanon S.A.L                                                           Lebanon      100
     AIG Libya, Inc.                                                            Delaware      100
     AIG Sigorta A.S                                                              Turkey      100
     Tata AIG General Insurance Company Limited                                    India       26
   AIU Africa Holdings, Inc.                                                    Delaware      100
     AIG Kenya Insurance Company Limited                                           Kenya    66.67
   AIU Insurance Company                                                        New York      100
     AIG General Insurance Company China Limited                                   China      100
     AIG General Insurance (Taiwan) Co., Ltd.                                     Taiwan      100
   American International Underwriters Corporation                              New York      100
     AIG Takaful-Enaya B.S.C.(c)                                                 Bahrain      100
     American International Insurance Company of Puerto Rico                 Puerto Rico      100
     Arabian American Insurance Company (Bahrain) E.C                            Bahrain      100
     La Meridional Compania Argentina de Seguros S.A.                          Argentina      100
     La Seguridad de Centroamerica, Compania de Seguros S.A.                   Guatemala      100
     Richmond Insurance Company Limited                                          Bermuda      100
     Underwriters Adjustment Company, Inc.                                        Panama      100
   American International Underwriters Overseas, Ltd.                            Bermuda      100
     A.I.G. Colombia Seguros Generales S.A.                                     Colombia       94/(18)/
     AIG Brasil Companhia de Seguros S.A.                                         Brazil     98.2/(19)/
     AIG Europe, S.A.                                                             France      100/(20)/
     AIG Ireland Limited                                                         Ireland      100
     AIG General Insurance (Thailand) Ltd.                                      Thailand      100

                              SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                OF VOTING
                                                                                                SECURITIES
                                                                             JURISDICTION OF     HELD BY
                                                                             INCORPORATION OR   IMMEDIATE
AS OF DECEMBER 31, 2008                                                        ORGANIZATION     PARENT/(1)/
-----------------------                                                    -------------------- ----------
     AIG General Insurance (Vietnam) Company Limited                                    Vietnam     100
     AIG MEMSA Insurance Company Limited                                   United Arab Emirates     100
     AIG UK Holdings Limited                                                            England   61.75/(21)/
       AIG Germany Holding GmbH                                                         Germany     100
         Wurttembergische und Badische Versicherungs-AG                                 Germany     100
          DARAG Deutsche Versicherungs-und Ruckversicherungs-
          Aktiengesellschaft*                                                           Germany     100
       AIG UK Financing Limited                                                         England     100
         AIG UK Sub Holdings Limited                                                    England     100
          AIG UK Limited                                                                England     100
            AIG UK Services Limited                                                     England     100
   AIU North America, Inc.                                                             New York     100
  American Life Insurance Company                                                      Delaware     100
   AIG Life Bulgaria Zhivotozastrahovatelno Druzhestvo AD                              Bulgaria     100
   ALICO, S.A.                                                                           France     100
   First American Polish Life Insurance & Reinsurance Company,
     S.A.                                                                                Poland     100
   Inversiones Interamericana S.A.                                                        Chile   99.99
   Pharaonic American Life Insurance Company                                              Egypt   74.87/(22)/
  American Security Life Insurance Company, Ltd.                                   Lichtenstein     100
  Delaware American Life Insurance Company                                             Delaware     100
  Mt. Mansfield Company, Inc.                                                           Vermont     100
  The Philippine American Life and General Insurance Company                    the Philippines   99.78
   Pacific Union Assurance Company                                                   California     100
   Philam Equitable Life Assurance Company, Inc.                                the Philippines      95
   Philam Insurance Company, Inc.                                               the Philippines     100

--------
/(*)/ In connection with AIG's asset disposition plan, through February 18, 2009, AIG has entered into contracts to sell AIG Privat Bank AG, DARAG Deutsche Versicherungs-und Ruckversicherungs-Aktiengesellschaft, HSB Group, Inc., and AIG Life Insurance Company of Canada.

/(1)/ Percentages include directors' qualifying shares.

/(2)/ All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 2, 2009. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

/(3)/ The common stock is owned approximately 10.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

/(4)/ Also owned 0.01 percent by AIG Global Investment Corp.

/(5)/ Also owned 1 percent by AIG Capital Corporation.

/(6)/ Also owned 32.77 percent by National Union Fire Insurance Company of
      Pittsburgh, Pa.

/(7)/ Also owned 10 percent by AIG Matched Funding Corp.

/(8)/ Also owned 10 percent by a subsidiary of American Life Insurance Company.

/(9)/ Also owned by 11 other AIG subsidiaries.

/(10)/ Also owned by 11 other AIG subsidiaries.

/(11)/ Also owned 25.77 percent by AIG.

/(12)/ Also owned 21 percent by National Union Fire Insurance Company of
      Pittsburgh, Pa., 2 percent by The Insurance Company of the State of Pennsylvania and 2 percent by AIG Casualty Company.

/(13)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(14)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(15)/ Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

/(16)/ Also owned 35.12 percent by New Hampshire Insurance Company and
      19.00 percent by The Insurance Company of the State of Pennsylvania.

/(17)/ Also owned 24.97 percent by United Guaranty Residential Insurance
      Company of North Carolina.

/(18)/ Also owned 3.24 percent by American International Underwriters de
      Colombia Ltd.

/(19)/ Also owned 1.8 percent by American Life Insurance Company.

/(20)/ The common stock is owned 8.68 percent by American International
      Underwriters Overseas, Ltd. and 91.32 percent by AIG Europe Holdings Limited.

/(21)/ Also owned 55.1 percent by American International Company, Limited,
      2.33 percent by AIG Ireland Limited, 29.97 percent by American International Underwriters Overseas Association and 0.8 percent by New Hampshire Insurance Company.

/(22)/ Also owned 7.5 percent by AIG Egypt Insurance Company.

The Registrant is a separate account of AIG Life Insurance Company (Depositor).

CHANGE OF CONTROL OF AIG

On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

As a result of the issuance of the Stock, a change in control of AIG has occurred. The change of control does not in any way alter the Depositor's obligations to its contract owners.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 27, 2009, there were twenty-seven (27) owners of contracts of the class covered by this registration statement, thirteen (13) qualified contracts and fourteen (14) non-qualified contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG LIFE INSURANCE COMPANY

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account II of AIG Life Insurance Company, which offers interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of AIG Life Insurance Company affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             --------------------------------------------

Matthew E. Winter              Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             --------------------------------------------

Deanna D. Osmonson             Vice President, Chief Privacy Officer and
2727 Allen Parkway             Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore               Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of AIG Life Insurance Company at its principal executive office located at One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 or at AIG Life Insurance Company's Administrative Office located at 600 King Street (DPEN), Wilmington, Delaware 19801.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b) Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Contracts. The National Union Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

AIG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AIG Life Insurance Company.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of AIG Life Insurance Company, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2009.

                                               VARIABLE ACCOUNT I OF AIG LIFE
                                               INSURANCE COMPANY
                                               (Registrant)

                                          BY:  AIG LIFE INSURANCE COMPANY
                                               (On behalf of the Registrant
                                               and itself)

                                          BY:  ROBERT F. HERBERT, JR.
                                               ---------------------------------
                                               ROBERT F. HERBERT, JR.
                                               SENIOR VICE PRESIDENT,
                                                 TREASURER AND CONTROLLER

                                   AIGL - 1

   As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

SIGNATURE              TITLE                          DATE
---------              -----                          ----

RODNEY O. MARTIN, JR.  Director and Chairman of the   April 30, 2009
---------------------- Board of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER      Director, President and Chief  April 30, 2009
---------------------- Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN    Director, Executive Vice       April 30, 2009
---------------------- President and Chief Financial
MARY JANE B. FORTIN    Officer

M. BERNARD AIDINOFF    Director                       April 30, 2009
----------------------
M. BERNARD AIDINOFF

DAVID R. ARMSTRONG     Director                       April 30, 2009
----------------------
DAVID R. ARMSTRONG

RICHARD A. HOLLAR      Director                       April 30, 2009
----------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II     Director                       April 30, 2009
----------------------
ROYCE G. IMHOFF II

DAVID W. O'LEARY       Director                       April 30, 2009
----------------------
DAVID W. O'LEARY

                                   AIGL - 2

SIGNATURE                              TITLE                                  DATE
---------                              -----                                  ----

GARY D. REDDICK                        Director                               April 30, 2009
-------------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT                   Director                               April 30, 2009
-------------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY                       Director                               April 30, 2009
-------------------------------
JAMES W. WEAKLEY

                                   AIGL - 3

                                                                     333-105763
                                                                      811-05301

                                  SIGNATURES

   National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2009.

                                          NATIONAL UNION FIRE INSURANCE
                                          COMPANY OF PITTSBURGH, PA.

                                     BY:  ROBERT S. SCHIMEK
                                          --------------------------------------
                                          ROBERT S. SCHIMEK
                                          CHIEF FINANCIAL OFFICER,
                                          SENIOR VICE
                                                PRESIDENT AND TREASURER

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE             TITLE                          DATE
---------             -----                          ----

*KRISTIAN P. MOOR     Director and Chairman          April 30, 2009
---------------------
 KRISTIAN P. MOOR

*JOHN Q. DOYLE        Director, President and Chief  April 30, 2009
--------------------- Executive Officer
 JOHN Q. DOYLE

*ROBERT S. SCHIMEK    Director, Chief Financial      April 30, 2009
--------------------- Officer, Senior Vice
 ROBERT S. SCHIMEK    President, and Treasurer

*M. BERNARD AIDINOFF  Director                       April 30, 2009
---------------------
 M. BERNARD AIDINOFF

*DAVID NEIL FIELDS    Director                       April 30, 2009
---------------------
 DAVID NEIL FIELDS

*DAVID L. HERZOG      Director                       April 30, 2009
---------------------
 DAVID L. HERZOG

*ROBERT E. LEWIS      Director                       April 30, 2009
---------------------
 ROBERT E. LEWIS

--------------------- Director                       April __, 2009
 MONIKA MARIA MACHON

*NICHOLAS S. TYLER    Director                       April 30, 2009
---------------------
 NICHOLAS S. TYLER *

*NICHOLAS C. WALSH    Director                       April 30, 2009
---------------------
 NICHOLAS C. WALSH

*MARK TIMOTHY WILLIS  Director                       April 30, 2009
---------------------
 MARK TIMOTHY WILLIS


* BY:  ROBERT S. SCHIMEK
       --------------------------
       ROBERT S. SCHIMEK
       ATTORNEY-IN-FACT
       (Exhibit (13)(c) to the
       Registration Statement)

                                 EXHIBIT INDEX

ITEM 24. EXHIBITS


(10)    Consent of Independent Registered Public Accounting Firm,
        PricewaterhouseCoopers LLP.

                                      E-1